UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser	Christopher P. Harvey, Esq.
HARBOR FUNDS	DECHERT LLP
111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1 – REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report

October 31, 2014

Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class

Growth

Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX

Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX

Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX

Harbor Small Cap Growth Opportunities Fund	HASOX	HRSOX	HISOX

Value

Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX

Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX

Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW

The Harbor Funds’ fiscal year ended October 31, 2014. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

	Total Return Year Ended October 31, 2014
	Institutional Class		Administrative Class		Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	16.95%		16.69%		16.53%
Harbor Mid Cap Growth Fund	14.45		14.16		14.09
Harbor Small Cap Growth Fund	12.94		12.65		12.53
Harbor Small Cap Growth Opportunities Fund	7.70	[a]	7.50	[a]	7.40	[a]
VALUE FUNDS
Harbor Large Cap Value Fund	14.13		13.78		13.62
Harbor Mid Cap Value Fund	17.39		17.15		16.97
Harbor Small Cap Value Fund	11.03		10.74		10.61

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2014
Wilshire 5000 Total Market; entire U.S. stock market	15.78%
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	17.27
Russell 1000® Growth; large cap, domestic equity	17.11
Russell Midcap® Growth; mid cap, domestic equity	14.59
Russell 2000® Growth; small cap, domestic equity	8.26
Russell 1000® Value; large cap, domestic equity	16.46
Russell Midcap® Value; mid cap, domestic equity	16.18
Russell 2000® Value; small cap, domestic equity	7.89

a	For the period February 1, 2014 (inception) through October 31, 2014.

1

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2010	2011	2012	2013	2014
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.68%	0.66%	0.66%	0.65%	0.65%	0.91%
Administrative Class	0.93	0.91	0.91	0.90	0.90	1.24
Investor Class	1.05	1.03	1.03	1.02	1.02	1.30
Harbor Mid Cap Growth Fund
Institutional Class	0.87%	0.85%	0.85%	0.84%	0.83%	1.05%
Administrative Class	1.12	1.10	1.10	1.09	1.08	1.38
Investor Class	1.24	1.22	1.22	1.21	1.20	1.40
Harbor Small Cap Growth Fund
Institutional Class	0.85%	0.84%	0.84%	0.83%	0.83%	1.15%
Administrative Class	1.10	1.09	1.09	1.08	1.08	1.47
Investor Class	1.22	1.21	1.21	1.20	1.20	1.50
Harbor Small Cap Growth Opportunities Fund
Institutional Class	N/A	N/A	N/A	N/A	0.90%[a]	1.15%
Administrative Class	N/A	N/A	N/A	N/A	1.15 [a]	1.47
Investor Class	N/A	N/A	N/A	N/A	1.27 [a]	1.50
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.68%	0.68%	0.68%	0.68%	0.88%
Administrative Class	0.93	0.93	0.93	0.93	0.93	1.19
Investor Class	1.07	1.05	1.05	1.05	1.05	1.25
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.95%	0.95%	0.93%	0.89%	0.97%
Administrative Class	1.20	1.20	1.20	1.18	1.14	1.32
Investor Class	1.32	1.32	1.32	1.30	1.26	1.34
Harbor Small Cap Value Fund
Institutional Class	0.85%	0.84%	0.85%	0.84%	0.84%	1.08%
Administrative Class	1.10	1.09	1.10	1.09	1.09	1.48
Investor Class	1.22	1.21	1.22	1.21	1.21	1.54

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2014 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized for the period February 1, 2014 (inception) through October 31, 2014.

2

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

U.S. equities posted strong returns in fiscal 2014, as investors responded positively to generally favorable earnings reports and encouraging signals of strength in the U.S. economy. Concerns about market valuations, slowing growth in key regions of the world, geopolitical tensions, and the Federal Reserve’s completion of its widely communicated decision to gradually end quantitative easing tempered the returns of equities as the fiscal year came to a close.

The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of 15.78% for the 12 months ended October 31, 2014. This strong return followed an even stronger performance in fiscal 2013, when the index had a return of over 29%. The S&P 500, an index of larger companies, had a return of 17.27% in fiscal 2014, while the Russell 2000® Index, a small-company benchmark, had a return of 8.06%.

Harbor Domestic Equity Funds

Most of Harbor’s domestic equity funds had decent performance for fiscal 2014, with small cap portfolios showing good outperformances.

Harbor Capital Appreciation Fund and Harbor Mid Cap Growth Fund both had solid performances, just slightly behind their respective benchmarks. Harbor Capital Appreciation Fund, with a return of 16.95%, trailed its Russell 1000® Growth Index benchmark by 16 basis points. A basis point is one-hundredth of one percentage point. (All Harbor returns cited are for each fund’s Institutional Class shares.) Harbor Mid Cap Growth Fund had a return of 14.45%, only 14 basis points behind its Russell Midcap® Growth Index benchmark.

The Harbor Small Cap Growth Fund’s return of 12.94% beat its Russell 2000® Growth Index benchmark by 468 basis points. Harbor Small Cap Growth Opportunities Fund, which began operations February 1, 2014, had a strong start with a return of 7.70% for its first nine months, while its Russell 2000® Growth Index benchmark posted a return of 3.70% for the same period.

Among our value-style domestic equity funds, Harbor Small Cap Value Fund had a return of 11.03%, outperforming its Russell 2000® Value Index benchmark by 314 basis points. Harbor Mid Cap Value Fund, with a return of 17.39%, outpaced its benchmark, the Russell Midcap® Value Index, by 121 basis points. Harbor Large Cap Value Fund posted a return of 14.13%, underperforming its benchmark, the Russell 1000® Value Index, by 233 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2014
		Annualized
	1 Year	5 Years	10 Years	30 Years
Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	15.78%	17.06%	8.76%	11.24%
S&P 500 (large cap stocks)	17.27	16.69	8.20	11.31
Russell Midcap® (mid cap stocks)	15.32	18.97	10.37	12.80
Russell 2000® (small cap stocks)	8.06	17.39	8.67	10.12
Russell 3000® Growth	16.39	17.52	9.09	10.50
Russell 3000® Value	15.76	16.47	7.89	11.61

International & Global
MSCI EAFE (ND) (foreign stocks)	-0.60%	6.52%	5.81%	9.21%
MSCI World (ND) (global stocks)	8.67	11.41	6.93	9.63
MSCI EM (ND) (emerging markets)	0.64	4.64	10.54	N/A

Strategic Markets
Bloomberg Commodity Total ReturnSM	-5.94%	-2.17%	-1.28%	N/A

Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	5.85%	10.26%	8.12%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	4.14	4.22	4.64	7.53%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.05	0.09	1.58	4.06

3

International Equity, Strategic Markets, and Fixed Income

International equity markets produced generally flat returns in fiscal 2014, reflecting concerns over weak economic growth in both developed and emerging markets and international tensions in several regions of the world. The MSCI EAFE (ND), an index of companies based in developed overseas markets, had a return of -0.60% for the fiscal year. The MSCI Emerging Markets (ND) Index recorded a modest gain of 0.64%. The MSCI All Country World (ND) Index, a measure of global equities including the U.S., returned 7.77%. (All international and global returns are in U.S. dollars.)

Broad measures of commodity prices fell again in fiscal 2014 after declining the prior fiscal year. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, had a return of -5.94%. Reflecting slowing global growth and changes in supply and demand, prices for crude oil started dropping in the fiscal year from over $100 per barrel in June to below $60 per barrel as of the date of this letter.

Modest economic growth and mild inflation provided a mostly favorable environment for bonds in fiscal 2014, as the Federal Reserve concluded its most recent bond-buying program. The broad U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, had a return of 4.14% for the fiscal year. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, had a return of 1.90%. The BofA Merrill Lynch U.S. High Yield Index had a return of 5.85%, as speculative-grade bonds continued to find favor with investors seeking higher yields. The high-yield market came under pressure after the close of the fiscal year due in part to the decline in oil prices, which raised concerns about the value of energy companies’ debt held in many high-yield portfolios. Money market investments produced barely positive returns as the Federal Reserve continued to hold the federal funds target rate at the 0.0%-to-0.25% range established in December 2008.

Harbor Funds Trustee Retires

On December 31, 2014, John P. (“Jack”) Gould, will retire as a trustee of Harbor Funds in accordance with the board’s retirement policy. Jack has served shareholders as a member of the board for almost 21 years following his election to the board in early 1994. Jack’s leadership and his extensive knowledge of investments, economics and governance were instrumental in the growth and development of Harbor Funds. Jack’s focus was always on what was in the best interests of shareholders. His comprehensive and thoughtful guidance were invaluable to the board and senior members of the Harbor Funds team. Everyone affiliated with Harbor Funds has benefited from his astute perspective and wisdom. We wish Jack the very best in what we expect will be a very active retirement.

The board’s retirement policy enables the trustees to prepare for retirements well in advance. With Jack Gould’s retirement, the board will be reduced from nine members to eight, of which seven are independent. Three new trustees with extensive investment and business experience were added to the board early in fiscal 2014 and each shares the Harbor Funds commitment to acting in the best interests of our shareholders.

Evaluate Investments over the Long Term

It is the time of year when many investors evaluate their investments and consider what, if any, changes should be made in their asset allocation for the coming year. No one knows for certain how equity or fixed income markets will perform in fiscal 2015 or in any short term period.

Harbor Funds always encourages investors to take a long term perspective with all investments. A diversified portfolio that includes equities and fixed income in an asset allocation that is consistent with your investment objectives and risk tolerance can help you manage the uncertainty of the financial markets over the long term. Harbor Funds offers a range of actively-managed equity, strategic markets, and fixed income funds to help investors build a diversified portfolio to achieve their long term investment goals.

Thank you for your investment in Harbor Funds.

December 22, 2014

David G. Van Hooser

Chairman

4

Harbor Capital Appreciation Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue New York, NY 10017

PORTFOLIO MANAGERS

Spiros Segalas

Since 1990

Kathleen A. McCarragher

Since 2013

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth

of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap

growth stocks

Spiros Segalas

Kathleen A. McCarragher

Management’s Discussion of Fund Performance

MARKET REVIEW

The U.S. equity market’s advance in the 12 months ended October 31, 2014, reflected sustained improvement in the U.S. economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve tapered its quantitative easing program, signaling confidence in the health of U.S. economic activity and labor market conditions. U.S. GDP contracted in early 2014, largely because of severe winter weather, before quickly rebounding. Economic activity in Europe, already anemic, faced new challenges stemming from Ukraine-Russia tensions. China’s expansion moderated as the country sought a better balance between internal and external growth.

PERFORMANCE

Harbor Capital Appreciation Fund advanced 16.95% (Institutional Class), 16.69% (Administrative Class), and 16.53% (Investor Class) for the fiscal year, slightly underperforming the Russell 1000® Growth Index, which rose 17.11%, and the broader market, as represented by the S&P 500 Index, which climbed 17.27%.

Health Care positions were the most significant contributors to Fund returns. Meaningful scientific advances over the past decade coupled with increased research and development and clinical trial activity have led to numerous drug introductions and material improvement in the treatment of serious diseases. Biotech companies held in the Fund benefited from their innovative drugs for hepatitis C (Gilead Sciences’ Sovaldi), blood disorders and autoimmune diseases (Alexion Pharmaceuticals’ Soliris), multiple sclerosis (Biogen Idec’s Tecfidera), cystic fibrosis (Vertex Pharmaceuticals’ Kalydeco), and cancer (Celgene’s Revlimid and Abraxane).

The Fund’s strength in the Health Care sector extended beyond biotechnology. Illumina’s gain reflected increasing demand for its next-generation gene-sequencing technology. In pharmaceuticals, Allergan advanced on a takeover bid and the strength of its business, which has been enhanced by efforts to manage spending more efficiently and redeploy cash in ways that benefit shareholders.

Information Technology positions were likewise strong contributors to return although Fund positions lagged the benchmark sector largely on weakness in select cloud-based companies. Apple’s strong revenue and earnings reflected expanding global acceptance of its platform. We expect that product updates, especially iPhone 6, will sustain attractive revenue growth in the medium term.

Internet-based social platform Facebook reported strong revenue and earnings as well as healthy measures of growth in user volume and active engagement. The company has successfully implemented its mobile interface, and revenue from both mobile and desktop applications has improved.

Next-generation security software vendor FireEye declined amid a broad sell-off of high-multiple software growth stocks despite its strong growth in billings, new customers, and revenue. The company’s behavioral analysis technology and real-time threat detection and prevention platform are able to identify highly sophisticated forms of malware, or malicious software.

5

Harbor Capital Appreciation Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	5.5%
Facebook Inc.	3.5%
MasterCard Inc.	3.4%
Amazon.com Inc.	2.4%
Biogen Idec Inc.	2.4%
Visa Inc.	2.4%
Celgene Corp.	2.3%
NIKE Inc.	2.3%
Bristol-Myers Squibb Co.	2.2%
Schlumberger Ltd.	2.1%

Faced with a challenging consumer environment, the Fund’s Consumer Discretionary and Consumer Staples holdings in the aggregate underperformed the benchmark’s consumer names. Media company Discovery Communications declined on tepid domestic advertising. Whole Foods Market was hurt by intensifying competition in the organic and natural foods market. Amazon.com’s earnings were constrained by increased business investment that is designed to drive unit growth in its core retail business and through digital commerce via the mobile market. More than offsetting these declines were strong gains in other consumer holdings, including global athletic apparel company Under Armour, electric car innovator Tesla Motors, media conglomerate Walt Disney, and hotel operator Marriott International.

OUTLOOK AND STRATEGY

Given uncertainties about global growth stemming from heightened geopolitical tension and evidence of a slowdown in Europe, the strength of the U.S. economy stands out. We believe the U.S. is ready to generate steady, moderate gains into 2015, supported by low interest rates, record profit margins, and modest nominal revenue growth.

The anticipated shift in monetary policy does not dampen our U.S. growth outlook. We see no compelling case for substantial tightening, as inflation has been largely contained in the U.S. and has fallen in most major economies abroad. In addition, we think the U.S. economy is sufficiently healthy to sustain growth as monetary conditions return to normal and interest rates tick up at a measured pace. Asset prices might well be volatile as markets digest the transitional policy phase, but in our view the U.S. recovery appears durable over the medium term despite headwinds in other economies. Falling commodity prices could provide a counterbalancing tailwind, putting incremental dollars in the pockets of U.S. consumers and bolstering the spending outlook over the coming months.

We believe that above-average earnings growth should make our holdings attractive investments against the backdrop of a U.S. equity market supported by comparatively modest earnings gains and strong profit margins.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Capital Appreciation Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$22,531,379

ADMINISTRATIVE CLASS

Fund #	2212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.90%[a]

Total Net Assets (000s)	$582,430

INVESTOR CLASS

Fund #	2412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.02%[a]

Total Net Assets (000s)	$1,910,930

a	Reflective of a contractual fee waiver effective through February 28, 2015.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$115,469	$121,889

Price/Earning Ratio (P/E)	33.2x	23.9x

Price/Book Ratio (P/B)	7.5x	6.0x

Beta vs. Russell 1000® Growth Index	1.19	1.00

Portfolio Turnover (Year Ended 10/31/2014)	34%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

7

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Capital Appreciation Fund
Institutional Class	16.95%	16.36%	9.38%	12/29/1987	$122,582
Comparative Indices
Russell 1000® Growth	17.11%	17.43%	9.05%	—	$118,947
S&P 500	17.27%	16.69%	8.20%	—	$110,005

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Capital Appreciation Fund
Administrative Class	16.69%	16.07%	9.11%	11/01/2002	$23,912
Investor Class	16.53%	15.93%	8.97%	11/01/2002	$23,602
Comparative Indices
Russell 1000® Growth	17.11%	17.43%	9.05%	—	$23,789
S&P 500	17.27%	16.69%	8.20%	—	$22,001

As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Net) and 0.68% (Gross) (Institutional Class); 0.90% (Net) and 0.93% (Gross) (Administrative Class); and 1.02% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

8

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.5%)

COMMON STOCKS—98.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.2%
3,415,673	Boeing Co.	$426,652
1,650,949	Precision Castparts Corp.	364,364

		791,016

AUTOMOBILES—1.1%
1,112,637	Tesla Motors Inc.*	268,924

BIOTECHNOLOGY—10.4%
2,414,006	Alexion Pharmaceuticals Inc.*	461,944
1,890,877	Biogen Idec Inc.*	607,123
5,397,468	Celgene Corp.*	578,015
4,417,097	Gilead Sciences Inc.*	494,715
1,553,522	Incyte Corp.*	104,179
3,141,912	Vertex Pharmaceuticals Inc.*	353,905

		2,599,881

CAPITAL MARKETS—1.0%
7,149,862	Morgan Stanley	249,888

CHEMICALS—1.8%
3,848,903	Monsanto Co.	442,778

DIVERSIFIED FINANCIAL SERVICES—0.3%
963,270	McGraw Hill Financial Inc.	87,157

ENERGY EQUIPMENT & SERVICES—2.1%
5,401,521	Schlumberger Ltd.	532,914

FOOD & STAPLES RETAILING—1.6%
3,072,333	Costco Wholesale Corp.	409,757

FOOD PRODUCTS—2.1%
2,024,139	Mead Johnson Nutrition Co.	201,017
9,013,983	Mondelez International Inc.	317,833

		518,850

HEALTH CARE EQUIPMENT & SUPPLIES—1.7%
9,750,568	Abbott Laboratories	425,027

HOTELS, RESTAURANTS & LEISURE—4.7%
394,840	Chipotle Mexican Grill Inc.*	251,908
3,737,107	Dunkin’ Brands Group Inc.	169,964
5,158,648	Marriott International Inc.	390,767
4,693,584	Starbucks Corp.	354,647

		1,167,286

INTERNET & CATALOG RETAIL—6.7%
1,935,017	Amazon.com Inc.*	591,070
891,072	Netflix Inc.*	349,986
414,328	Priceline Group Inc.*	499,767
2,648,709	TripAdvisor Inc.*	234,835

		1,675,658

INTERNET SOFTWARE & SERVICES—11.9%
3,549,000	Alibaba Group Holding Ltd. ADR (CHN)*,1	349,931
11,605,009	Facebook Inc.*	870,260
903,994	Google Inc. Class A*	513,351
916,207	Google Inc. Class C*	512,233
2,104,415	LinkedIn Corp.*	481,827
5,875,202	Twitter Inc.*	243,645

		2,971,247

IT SERVICES—6.9%
1,950,828	FleetCor Technologies Inc.*	293,717
10,099,751	MasterCard Inc.	845,854
2,475,888	Visa Inc.	597,754

		1,737,325

LIFE SCIENCES TOOLS & SERVICES—1.8%
2,397,172	Illumina Inc.*	461,647

MEDIA—3.4%
9,810,055	Twenty-First Century Fox Inc.	338,251
5,532,233	Walt Disney Co.	505,535

		843,786

OIL, GAS & CONSUMABLE FUELS—2.3%
2,726,041	Concho Resources Inc.*	297,220
3,042,703	EOG Resources Inc.	289,209

		586,429

PHARMACEUTICALS—6.2%
1,154,278	Actavis plc*	280,190
1,410,249	Allergan Inc.	268,032
9,317,877	Bristol-Myers Squibb Co.	542,207
10,483,273	Novo Nordisk AS ADR (DEN)[1]	473,634

		1,564,063

9

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
REAL ESTATE INVESTMENT TRUSTS (REITs)—1.2%
3,026,351	American Tower Corp.	$295,069

ROAD & RAIL—3.3%
1,917,790	Canadian Pacific Railway Ltd. (CAN)	398,286
3,601,655	Union Pacific Corp.	419,413

		817,699

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.7%
3,902,399	ARM Holdings plc ADR (UK)[1]	166,672

SOFTWARE—8.2%
4,577,269	Adobe Systems Inc.*	320,958
3,519,409	FireEye Inc.*	119,625
6,541,482	Red Hat Inc.*	385,424
7,357,320	Salesforce.com Inc.*	470,795
3,933,697	Splunk Inc.*	259,939
2,775,297	VMware Inc.*	231,931
2,658,380	Workday Inc.*	253,822

		2,042,494

SPECIALTY RETAIL—5.3%
12,793,111	Inditex SA (SP)[2]	359,910
1,686,506	O’Reilly Automotive Inc.*	296,623
3,041,451	Tiffany & Co.	292,344
6,158,447	TJX Cos. Inc.	389,953

		1,338,830

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.5%
12,749,538	Apple Inc.	1,376,950

TEXTILES, APPAREL & LUXURY GOODS—5.1%
4,282,021	Luxottica Group SpA (IT)	218,416
2,658,182	Michael Kors Holdings Ltd.*	208,907
6,110,663	NIKE Inc.	568,108
4,343,241	Under Armour Inc.*	284,830

		1,280,261

TOTAL COMMON STOCKS (Cost $15,141,573)		24,651,608

SHORT-TERM INVESTMENTS—2.3%
Principal Amount (000s)
REPURCHASE AGREEMENTS—1.6%
$414,821	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $423,118)	414,821

Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.7%
169,566,473	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.160%)[3]	169,566

TOTAL SHORT-TERM INVESTMENTS (Cost $584,387)		584,387

TOTAL INVESTMENTS—100.8% (Cost $15,725,960)		25,235,995

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.8)%		(211,256)

TOTAL NET ASSETS—100.0%		$25,024,739

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$791,016	$—	$—	$791,016
Automobiles	268,924	—	—	268,924
Biotechnology	2,599,881	—	—	2,599,881
Capital Markets	249,888	—	—	249,888
Chemicals	442,778	—	—	442,778
Diversified Financial Services	87,157	—	—	87,157
Energy Equipment & Services	532,914	—	—	532,914
Food & Staples Retailing	409,757	—	—	409,757
Food Products	518,850	—	—	518,850
Health Care Equipment & Supplies	425,027	—	—	425,027
Hotels, Restaurants & Leisure	1,167,286	—	—	1,167,286
Internet & Catalog Retail	1,675,658	—	—	1,675,658
Internet Software & Services	2,971,247	—	—	2,971,247
IT Services	1,737,325	—	—	1,737,325
Life Sciences Tools & Services	461,647	—	—	461,647
Media	843,786	—	—	843,786
Oil, Gas & Consumable Fuels	586,429	—	—	586,429
Pharmaceuticals	1,564,063	—	—	1,564,063
Real Estate Investment Trusts (REITs)	295,069	—	—	295,069

10

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Road & Rail	$817,699	$—	$—	$817,699
Semiconductors & Semiconductor Equipment	166,672	—	—	166,672
Software	2,042,494	—	—	2,042,494
Specialty Retail	978,920	359,910	—	1,338,830
Technology Hardware, Storage & Peripherals	1,376,950	—	—	1,376,950
Textiles, Apparel & Luxury Goods	1,061,845	218,416	—	1,280,261
Short-Term Investments
Repurchase Agreements	—	414,821	—	414,821
Investment Company-Securities Lending Investment Fund	—	169,566	—	169,566

Total Investments in Securities	$24,073,282	$1,162,713	$—	$25,235,995

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2014.

Valuation Description	Balance Beginning at 11/01/2013 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2014 (000s)
Preferred Stocks
Aerospace & Defense	$890	$—	$(908)	$—	$10	$8	$—	$—	$—

There were no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	A portion or all of this security was out on loan as of October 31, 2014.

3	Represents the investment of collateral received from securities lending activities.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

CAN	Canada.

CHN	China.

DEN	Denmark.

IT	Italy.

SP	Spain.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

11

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Wellington

Management Company, LLP

280 Congress Street Boston, MA 02210

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

Since 2005

Stephen Mortimer

Since 2010

Mario E. Abularach, CFA

Since 2006

Wellington

Management

has subadvised

the Fund since 2005.

INVESTMENT GOAL

Long-term growth

of capital

PRINCIPAL STYLE

CHARACTERISTICS

Mid cap companies

with significant capital

appreciation potential

Michael T. Carmen

Management’s Discussion of Fund Performance

MARKET REVIEW

Global equities finished calendar 2013 on a strong note as generally solid economic data, coupled with continued accommodative monetary policy from central banks around the world, raised many investors’ global growth expectations. Despite liquidity concerns in China and tepid economic growth in Europe, market participants were emboldened by signs of expansionary traction in the U.S. and Japan. Global equities continued to advance in the first quarter of 2014, despite ongoing geopolitical tensions surrounding the crisis in Ukraine, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries. Investors took solace from comments out of the European Central Bank and Chinese government suggesting that stimulus measures could be ramped up. During the second quarter, global equities continued to rally, driven by robust merger and acquisition activity, which some viewed as a sign of confidence in the recovery, and by accommodative monetary policy from central banks around the globe. Despite a challenging September, global equities eked out a modest gain in the third calendar quarter. Global stocks regained traction in October to finish the fiscal year on a positive note.

In this environment, the Russell Midcap® Growth Index recorded a positive return of 14.59%. Within the index, 9 of the 10 sectors posted positive returns. Health Care, Telecommunication Services, and Utilities were the strongest-performing sectors, while Energy, Consumer Discretionary, and Financials lagged the broader index.

PERFORMANCE

For the 12 months ended October 31, 2014, Harbor Mid Cap Growth Fund closely tracked the performance of the Russell Midcap® Growth Index. The Fund returned 14.45% (Institutional Class), 14.16% (Administrative Class), and 14.09% (Investor Class), compared with the 14.59% return of the Russell Midcap® Growth benchmark.

Stock selection was strongest within the Health Care, Consumer Staples, and Information Technology sectors. This was partially offset by negative selection within Consumer Discretionary and Industrials. A smaller-than-benchmark allocation to the lagging Energy sector and an overweight allocation to the strong-performing Health Care sector contributed to relative results. This was partially offset by negative results from a residual cash position in a rising market.

Materials holding Platform Specialty Products was the largest contributor to the Fund’s absolute and relative performance. Shares of the producer of specialty chemical and printing products rose as investors became increasingly optimistic about the firm’s ability to expand in the large and unconsolidated specialty chemical market. Shares of Health Care holding Forest Laboratories, a U.S.-based pharmaceutical company, also contributed to both absolute and relative performance. We sold the Fund’s position after the stock rose on news that Actavis, the world’s second-largest generic-drug maker by market value, had agreed to buy Forest for about $25 billion.

Netherlands-based NXP Semiconductors, an Information Technology holding, was another top contributor to relative results. The company reported strong quarterly results with revenue above consensus expectations, which sent the stock price higher. Also contributing to absolute and relative performance were medical device company

12

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Whirlpool Corp.	2.1%
DexCom Inc.	2.0%
IHS Inc.	2.0%
F5 Networks Inc.	1.9%
Netflix Inc.	1.9%
Chipotle Mexican Grill Inc.	1.8%
Harley-Davidson Inc.	1.8%
Ono Pharmaceutical Co. Ltd.	1.7%
HD Supply Holdings Inc.	1.6%
Zulily Inc.	1.6%

DexCom (Health Care), consumer packaged food and beverage company WhiteWave Foods (Consumer Staples), and maker of specialty coffees and coffee makers Keurig Green Mountain (Consumer Staples).

Consumer Discretionary holding Lululemon Athletica was one of the largest detractors from absolute and relative performance during fiscal 2014. Shares of the athletic-clothing maker declined after it issued disappointing guidance based on the 2013 holiday selling season and a slow start to January 2014. Product quality issues and public relations challenges also delayed the company’s progress. Issues continued into the second quarter of calendar 2014 and we eliminated our position based on concerns about management structure and a potential boardroom battle over the future of the company. Consumer Discretionary holding Bloomin’ Brands, a restaurant operator, was another major detractor from absolute and relative performance. Shares declined after the company released disappointing earnings results due to lower same-store sales. Also among the leading absolute and relative detractors were U.S.-based film and television studio DreamWorks Animation (Consumer Discretionary), natural foods grocery store chain operator Whole Foods Market (Consumer Staples), and Solera Holdings (Information Technology), a software company serving the auto insurance claims processing industry.

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, we believe that quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in increased exposure to the Health Care sector, the Fund’s largest overweight, as of October 31, 2014. The Fund continued to be overweight Industrials and added exposure to the sector during the fiscal year. At the end of the period, the Fund was most underweight in the Financials, Consumer Staples, and Energy sectors.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

13

Harbor Mid Cap Growth Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Net Expense Ratio	0.83%

Total Net Assets (000s)	$306,371

ADMINISTRATIVE CLASS

Fund #	2219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Net Expense Ratio	1.08%

Total Net Assets (000s)	$384,511

INVESTOR CLASS

Fund #	2419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Net Expense Ratio	1.20%

Total Net Assets (000s)	$37,887

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$9,470	$13,281

Price/Earning Ratio (P/E)	41.6x	28.7x

Price/Book Ratio (P/B)	5.3x	6.0x

Beta vs. Russell Midcap® Growth Index	1.19	1.00

Portfolio Turnover (Year Ended 10/31/2014)	95%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

14

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Mid Cap Growth Fund
Institutional Class	14.45%	17.24%	10.21%	11/01/2000	$132,242
Comparative Index
Russell Midcap® Growth	14.59%	18.73%	10.17%	—	$131,688

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Mid Cap Growth Fund
Administrative Class	14.16%	16.93%	9.97%	11/01/2002	$25,820
Investor Class	14.09%	16.81%	9.79%	11/01/2002	$25,419
Comparative Index
Russell Midcap® Growth	14.59%	18.73%	10.17%	—	$26,338

As stated in the Fund’s current prospectus, the expense ratios were 0.84% (Institutional Class); 1.09% (Administrative Class); and 1.21% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

15

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.5%)

COMMON STOCKS—97.4%

Shares		Value (000s)
AEROSPACE & DEFENSE—2.8%
358,755	DigitalGlobe Inc.*	$10,257
250,000	Textron Inc.	10,382

		20,639

AIRLINES—0.8%
75,842	Spirit Airlines Inc.*	5,545

AUTOMOBILES—1.8%
199,147	Harley-Davidson Inc.	13,084

BEVERAGES—1.1%
77,500	Monster Beverage Corp.*	7,818

BIOTECHNOLOGY—3.9%
35,752	Alnylam Pharmaceuticals Inc.*	3,316
108,674	Cepheid Inc.*	5,761
44,236	Cubist Pharmaceuticals Inc.*	3,198
70,446	Incyte Corp.*	4,724
104,420	NPS Pharmaceuticals Inc.*	2,861
20,929	Regeneron Pharmaceuticals Inc.*	8,240

		28,100

CAPITAL MARKETS—2.2%
205,095	Julius Baer Group Ltd. (SWS)*	8,991
109,400	Northern Trust Corp.	7,253

		16,244

CHEMICALS—1.8%
376,259	Platform Specialty Products Corp.*	9,783
147,875	Platform Specialty Products Corp. PIPE[1]	3,676

		13,459

COMMERCIAL SERVICES & SUPPLIES—1.0%
153,005	Clean Harbors Inc.*	7,594

COMMUNICATIONS EQUIPMENT—3.1%
110,442	F5 Networks Inc.*	13,582
324,200	Nomad Holdings Ltd. (VG)*	3,754
136,454	Ubiquiti Networks Inc.	4,881

		22,217

CONSTRUCTION & ENGINEERING—1.6%
348,085	AECOM Technology Corp.*	11,330

CONSTRUCTION MATERIALS—2.1%
82,933	Eagle Materials Inc.	7,251
66,629	Martin Marietta Materials Inc.	7,790

		15,041

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
68,100	Zayo Group Holdings Inc.*	1,594

ELECTRICAL EQUIPMENT—2.7%
81,561	Acuity Brands Inc.	11,372
190,202	Generac Holdings Inc.*	8,624

		19,996

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.5%
248,998	Cognex Corp.*	9,851
138,301	TE Connectivity Ltd. (SWS)	8,454

		18,305

FOOD PRODUCTS—1.7%
50,683	Keurig Green Mountain Inc.	7,691
123,393	WhiteWave Foods Co.*	4,594

		12,285

16

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
HEALTH CARE EQUIPMENT & SUPPLIES—4.7%
317,747	DexCom Inc.*	$14,283
115,558	HeartWare International Inc.*	8,912
261,734	Insulet Corp.*	11,299

		34,494

HEALTH CARE PROVIDERS & SERVICES—1.2%
253,732	Envision Healthcare Holdings Inc.*	8,868

HEALTH CARE TECHNOLOGY—2.4%
110,700	Cerner Corp.*	7,012
340,652	Veeva Systems Inc.*	10,144

		17,156

HOTELS, RESTAURANTS & LEISURE—6.7%
259,618	Bloomin’ Brands Inc.*	4,909
11,377	Buffalo Wild Wings Inc.*	1,698
20,793	Chipotle Mexican Grill Inc.*	13,266
413,263	Diamond Resorts International Inc.*	10,728
61,454	Panera Bread Co.*	9,934
103,489	Wyndham Worldwide Corp.	8,038

		48,573

HOUSEHOLD DURABLES—4.2%
67,527	Harman International Industries Inc.	7,248
181,544	Lennar Corp.	7,821
89,518	Whirlpool Corp.	15,402

		30,471

HOUSEHOLD PRODUCTS—1.1%
88,358	Spectrum Brands Holdings Inc.	8,004

INSURANCE—1.1%
353,809	Assured Guaranty Ltd. (BM)	8,166

INTERNET & CATALOG RETAIL—3.5%
35,551	Netflix Inc.*	13,963
314,695	Zulily Inc.*	11,449

		25,412

INTERNET SOFTWARE & SERVICES—5.8%
186,637	Akamai Technologies Inc.*	11,254
41,727	CoStar Group Inc.*	6,722
34,809	Equinix Inc.*	7,272
89,474	Shutterstock Inc.*	6,958
111,908	Yelp Inc.*	6,714
32,763	Zillow Inc.*	3,562

		42,482

LIFE SCIENCES TOOLS & SERVICES—1.0%
95,001	Covance Inc.*	7,591

MACHINERY—2.2%
92,001	Pall Corp.	8,411
108,890	Pentair plc (IE)	7,301

		15,712

MEDIA—1.4%
347,018	Imax Corp. (CAN)*	10,223

OIL, GAS & CONSUMABLE FUELS—3.8%
125,044	Diamondback Energy Inc.*	8,558
119,102	Energen Corp.	8,063
59,034	Pioneer Natural Resources Co.	11,161

		27,782

Shares		Value (000s)
PHARMACEUTICALS—4.6%
46,035	Actavis plc*	11,175
125,400	Ono Pharmaceutical Co. Ltd. (JP)	12,658
66,008	Salix Pharmaceuticals Ltd.*	9,495

		33,328

PROFESSIONAL SERVICES—3.1%
109,005	IHS Inc.*	14,283
196,060	Nielsen NV	8,331

		22,614

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
251,924	CBRE Group Inc.*	8,062

ROAD & RAIL—2.3%
66,510	Kansas City Southern	8,167
114,381	Landstar System Inc.	8,465

		16,632

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.1%
79,462	First Solar Inc.*	4,680
165,693	NXP Semiconductor NV (NET)*	11,377
124,800	Sumco Corp. (JP)	1,678
256,266	SunEdison Inc.*	5,000

		22,735

SOFTWARE—5.6%
310,412	Activision Blizzard Inc.	6,193
559,708	Cadence Design Systems Inc.*	10,047
60,590	FactSet Research Systems Inc.	7,964
30,170	ServiceNow Inc.*	2,049
155,716	Solera Holdings Inc.	8,089
60,248	Tyler Technologies Inc.*	6,743

		41,085

SPECIALTY RETAIL—3.7%
70,636	Advance Auto Parts Inc.	10,381
96,636	Ross Stores Inc.	7,800
73,702	Signet Jewelers Ltd. (BM)	8,845

		27,026

TEXTILES, APPAREL & LUXURY GOODS—3.0%
266,734	Kate Spade & Co.*	7,237
2,628,630	Samsonite International SA (HK)	8,734
162,010	Vince Holding Corp.*	5,678

		21,649

TRADING COMPANIES & DISTRIBUTORS—2.5%
407,679	HD Supply Holdings Inc.*	11,757
80,971	WESCO International Inc.*	6,673

		18,430

TOTAL COMMON STOCKS (Cost $602,075)		709,746

RIGHTS/WARRANTS—0.1%
(Cost $3)
No. of Contracts
COMMUNICATIONS EQUIPMENT—0.1%
324,200	Nomad Holdings Ltd. (VG)* $11.50—04/10/2017	173

17

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—1.6%
(Cost $11,967)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$11,967	Repurchase Agreement with Bank of America Corp. dated October 31, 2014 due November 03, 2014 at 0.080% collateralized by U.S. Treasury Notes (market value $12,209)	$11,967

TOTAL INVESTMENTS—99.1% (Cost $617,829)		721,886

CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		6,883

TOTAL NET ASSETS—100.0%		$728,769

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$20,639	$—	$—	$20,639
Airlines	5,545	—	—	5,545
Automobiles	13,084	—	—	13,084
Beverages	7,818	—	—	7,818
Biotechnology	28,100	—	—	28,100
Capital Markets	7,253	8,991	—	16,244
Chemicals	9,783	3,676	—	13,459
Commercial Services & Supplies	7,594	—	—	7,594
Communications Equipment	18,463	3,754	—	22,217
Construction & Engineering	11,330	—	—	11,330
Construction Materials	15,041	—	—	15,041
Diversified Telecommunication Services	1,594	—	—	1,594
Electrical Equipment	19,996	—	—	19,996
Electronic Equipment, Instruments & Components	18,305	—	—	18,305
Food Products	12,285	—	—	12,285
Health Care Equipment & Supplies	34,494	—	—	34,494
Health Care Providers & Services	8,868	—	—	8,868
Health Care Technology	17,156	—	—	17,156
Hotels, Restaurants & Leisure	48,573	—	—	48,573
Household Durables	30,471	—	—	30,471
Household Products	8,004	—	—	8,004
Insurance	8,166	—	—	8,166
Internet & Catalog Retail	25,412	—	—	25,412
Internet Software & Services	42,482	—	—	42,482
Life Sciences Tools & Services	7,591	—	—	7,591
Machinery	15,712	—	—	15,712
Media	10,223	—	—	10,223
Oil, Gas & Consumable Fuels	27,782	—	—	27,782
Pharmaceuticals	20,670	12,658	—	33,328
Professional Services	22,614	—	—	22,614
Real Estate Management & Development	8,062	—	—	8,062
Road & Rail	16,632	—	—	16,632
Semiconductors & Semiconductor Equipment	21,057	1,678	—	22,735
Software	41,085	—	—	41,085
Specialty Retail	27,026	—	—	27,026
Textiles, Apparel & Luxury Goods	12,915	8,734	—	21,649
Trading Companies & Distributors	18,430	—	—	18,430
Rights/Warrants
Chemicals	—	3,676	—	3,676
Communications Equipment	173	—	—	173
Short-Term Investments
Repurchase Agreements	—	11,967	—	11,967

Total Investments in Securities	$670,428	$51,458	$—	$721,886

18

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2014.

Valuation Description	Balance Beginning at 11/01/2013 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2014 (000s)
Common Stocks	$7,615	$—	$(672)	$—	$170	$1,180	$—	$(8,293)[h]	$—
Rights/Warrants	32	—	—	—	—	192	—	(224)[h]	—

	$7,647	$—	$(672)	$—	$170	$1,372	$—	$(8,517)	$—

There were no transfers between Levels 1 and 2 during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	PIPE after the name of a security stands for Private Investment in Public Equity and there are some restrictions on reselling this security within a certain period.

h	Transfered from Level 3 to Level 1 due to availability of quoted prices from an active market for pricing input.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

BM	Bermuda.

CAN	Canada.

HK	Hong Kong.

IE	Ireland.

JP	Japan.

NET	Netherlands.

SWS	Switzerland.

VG	Virgin Islands.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center

23rd Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager

Since 2000

Ethan Meyers, CFA

Since 2000

John Montgomery

Since 2011

Bruce Jacobs, CFA

Since 2011

Hamlen Thompson

Since 2011

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth

of capital

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth

William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of Fund Performance

MARKET REVIEW

Domestic equities continued their ascent in fiscal 2014, delivering returns that ranged from 8.06% for the Russell 2000® Index, a small-company benchmark, to 16.78% for large caps, as measured by the Russell 1000® Index. The advance came despite a variety of obstacles including sluggish economic momentum, geopolitical issues, and central bank policies. Small capitalization stocks corrected sharply in July and then again in early fall, while September was unkind to riskier assets across all market capitalizations. We believe that increased volatility might have stemmed from investor concerns about the global economy and the potential for market disruptions brought by the Federal Reserve’s monetary policy tightening. However, most of the economic news in the United States was positive. Employment levels and participation strengthened, and U.S. housing—a source of concern at the beginning of the summer—stabilized and improved. While economic growth in the U.S. accelerated, the rest of the world remained volatile economically and subject to rapid geopolitical change.

PERFORMANCE

Harbor Small Cap Growth Fund returned 12.94% (Institutional Class), 12.65% (Administrative Class), and 12.53% (Investor Class) for the 12 months ended October 31, 2014, finishing ahead of the Russell 2000® Growth Index, which rose 8.26%. Investments in Health Care, Energy, and Information Technology stocks were the greatest contributors to relative gains. The Consumer Staples sector was a notable source of performance weakness.

The Fund’s investments in the Health Care sector outperformed broadly, generating over 280 basis points, or 2.80 percentage points, of gains relative to the Russell 2000® Growth benchmark. We continued to carry a substantial overweight in the sector, focusing particularly on biotechnology, life sciences tools, and health care equipment, which we believe are poised to benefit from improved research and development productivity and acquisition activity. We favor those biotechnology firms that concentrate on development of orphan disease drugs, as we believe that they often enjoy easier marketing approval processes and robust profit margins. ViroPharma, which developed a product for the treatment of a rare immune disorder called hereditary angioedema, was added to the portfolio in the summer of 2013 and was subsequently acquired at a premium by drug maker Shire in January 2014. Orphan biotechnology firm Gentium also contributed meaningfully to performance results. The stock was the portfolio’s top absolute performer in fiscal 2013 and the shares appreciated further in December 2013, following news that the company was to be acquired by Jazz Pharmaceuticals. ICON, a contract research organization, or CRO, that provides central laboratory services to the global pharmaceutical industry, was another performance highlight. We are enthusiastic about growth prospects within the CRO segment, and we like ICON in particular for its management team and its ability to deliver above-industry-average earnings growth through a combination of revenue acceleration, margin expansion, and acquisitions.

20

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Cubist Pharmaceuticals Inc.	2.8%
Team Health Holdings Inc.	2.7%
Tesoro Corp.	2.6%
Watsco Inc.	2.4%
XPO Logistics Inc.	2.4%
ICON plc	2.3%
Alexander & Baldwin Inc.	2.0%
Huron Consulting Group Inc.	2.0%
MWI Veterinary Supply Inc.	2.0%
STERIS Corp.	2.0%

Investments in the Energy sector added over 190 basis points to relative returns. Energy companies were among the broad market’s worst performers during the period, as ongoing economic weakness in Europe and Asia and ample supplies of U.S. shale oil impacted the industry’s supply and demand dynamics. The composition of the portfolio’s Energy sector differs significantly from that of the index, with the refining segment constituting the portfolio’s largest exposure. We think many refiners have been mispriced by Wall Street, with valuation multiples based on their refining merits alone; yet refiners often have additional assets that in some cases represent up to 40% of their value. Western Refining outperformed most of its peers within the sub-industry. With its two refineries advantageously positioned in the Southwest next to the Permian Basin, the company has been benefiting from the oil field’s robust production growth and its cheaper feed stocks. West Coast refiner Tesoro also augmented performance results.

The Information Technology sector generated over 100 basis points of relative gains, aided primarily by stock selection within systems software and semiconductor equipment. Fortinet, a provider of network security solutions, was one of the drivers of relative gains within the sector. The company offers a range of network security applications, focusing primarily on small and medium-sized enterprises. We believe Fortinet’s differentiated range of products and an improving spending environment in network security should drive re-acceleration in the company’s earnings going forward.

The Consumer Staples sector detracted 34 basis points from relative results, resulting partially from our underweight of the sector. Valuations in the sector have been elevated, in our view, and it can be challenging to identify growth opportunities within the group. As a result, we have very little exposure to Consumer Staples names. In addition, stock selection was unfavorable. B&G Foods, a shelf-stable foods distributor, delivered weaker-than-expected quarterly earnings and declined on the heels of the report. While we feel that the packaged foods industry remains a challenging category in which to compete, we maintain our position in the stock, confident that the company’s execution issues are transient and that its portfolio of consumer brands will outpace the broader category’s growth rate.

OUTLOOK AND STRATEGY

We remain positive on the longer-term outlook for domestic equities. GDP components suggest that economic growth in the U.S. will continue to accelerate in the months ahead, in our view. Employment has improved significantly, and the U.S. has recaptured jobs lost during the economic downturn. Manufacturing and automobile production have been strong, as has non-residential construction, which we believe should boost demand in the transportation/logistics industries. Retail sales are poised to rebound, we believe, as a result of the improved employment picture coupled with lower energy prices and food costs. We are more cautious on companies with broader, more generally diversified business models, which are exposed to various geographies around the world. We believe that the world became more volatile over the summer and more difficult to predict. Our goal is to identify investments that will benefit from the positive trends in North America without being exposed to systemic risks elsewhere. As always, we are building the portfolio on the foundation of company-specific fundamental analysis and a strict valuation discipline.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Small Cap Growth Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Net Expense Ratio	0.83%

Total Net Assets (000s)	$603,476

ADMINISTRATIVE CLASS

Fund #	2210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Net Expense Ratio	1.08%

Total Net Assets (000s)	$650

INVESTOR CLASS

Fund #	2410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Net Expense Ratio	1.20%

Total Net Assets (000s)	$14,266

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$2,844	$1,988

Price/Earning Ratio (P/E)	32.2x	32.4x

Price/Book Ratio (P/B)	3.5x	4.8x

Beta vs. Russell 2000® Growth Index	0.89	1.00

Portfolio Turnover (Year Ended 10/31/2014)	76%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

22

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Small Cap Growth Fund
Institutional Class	12.94%	18.91%	9.52%	11/01/2000	$124,150
Comparative Index
Russell 2000® Growth	8.26%	18.61%	9.42%	—	$123,042

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Small Cap Growth Fund
Administrative Class	12.65%	18.67%	9.27%	11/01/2002	$24,256
Investor Class	12.53%	18.49%	9.10%	11/01/2002	$23,899
Comparative Index
Russell 2000® Growth	8.26%	18.61%	9.42%	—	$24,608

As stated in the Fund’s current prospectus, the expense ratios were 0.83% (Institutional Class); 1.08% (Administrative Class); and 1.20% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

23

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.9%)

COMMON STOCKS—95.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.6%
235,000	Hexcel Corp.*	$9,844

AIR FREIGHT & LOGISTICS—2.4%
376,616	XPO Logistics Inc.*	15,034

AIRLINES—1.2%
656,990	JetBlue Airways Corp.*	7,582

BANKS—1.6%
273,260	East West Bancorp Inc.	10,045

BIOTECHNOLOGY—9.1%
331,350	AMAG Pharmaceuticals Inc.*	10,938
225,000	ARIAD Pharmaceuticals Inc.*	1,341
406,522	ChemoCentryx Inc.*	2,285
240,090	Cubist Pharmaceuticals Inc.*	17,356
5,278,298	Dynavax Technologies Corp.*	8,656
312,840	Prothena Corp. plc (IE)*	6,861
220,760	PTC Therapeutics Inc.*	9,022

		56,459

CAPITAL MARKETS—3.1%
711,580	BGC Partners Inc.	6,034
113,330	LPL Financial Holdings Inc.	4,691
179,050	Stifel Financial Corp.*	8,507

		19,232

CHEMICALS—3.4%
353,220	Chemtura Corp.*	8,227
250,993	PolyOne Corp.	9,289
238,060	Trinseo SA (LUX)*	3,440

		20,956

COMMERCIAL SERVICES & SUPPLIES—1.8%
208,961	Herman Miller Inc.	6,687
245,652	Steelcase Inc.	4,353

		11,040

COMMUNICATIONS EQUIPMENT—1.5%
109,700	Riverbed Technology Inc.*	2,083
558,110	Ruckus Wireless Inc.*	7,244

		9,327

DIVERSIFIED CONSUMER SERVICES—2.3%
187,600	Bright Horizons Family Solutions Inc.*	8,359
145,890	Sotheby’s	5,786

		14,145

DIVERSIFIED TELECOMMUNICATION SERVICES—1.2%
219,650	Cogent Communications Holdings Inc.	7,455

ELECTRICAL EQUIPMENT—1.1%
105,226	Power Solutions International Inc.*	6,892

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.0%
253,930	Benchmark Electronics Inc.*	6,023

ENERGY EQUIPMENT & SERVICES—2.1%
125,110	Oil States International Inc.*	7,474
219,440	Superior Energy Services Inc.	5,519

		12,993

FOOD PRODUCTS—1.1%
225,240	B&G Foods Inc.	6,636

HEALTH CARE EQUIPMENT & SUPPLIES—5.0%
304,996	Masimo Corp.*	7,698
202,886	STERIS Corp.	12,539
343,046	Wright Medical Group Inc.*	10,847

		31,084

24

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
HEALTH CARE PROVIDERS & SERVICES—5.4%
113,145	ExamWorks Group Inc.*	$4,388
72,844	MWI Veterinary Supply Inc.*	12,358
262,678	Team Health Holdings Inc.*	16,428

		33,174

HOTELS, RESTAURANTS & LEISURE—2.0%
159,936	Dave & Buster’s Entertainment Inc.*	3,144
243,140	Del Frisco’s Restaurant Group Inc.*	5,646
67,960	Extended Stay America Inc.	1,567
36,855	Papa John’s International Inc.	1,723

		12,080

HOUSEHOLD DURABLES—1.2%
1,041,570	Standard Pacific Corp.*	7,708

INSURANCE—1.8%
509,900	CNO Financial Group Inc.	9,245
87,490	National General Holdings Corp.	1,640

		10,885

INTERNET & CATALOG RETAIL—1.2%
180,270	Shutterfly Inc.*	7,541

INTERNET SOFTWARE & SERVICES—4.0%
74,060	Cornerstone OnDemand Inc.*	2,686
38,047	CoStar Group Inc.*	6,129
85,077	Demandware Inc.*	5,100
182,310	HomeAway Inc.*	6,363
119,640	Rackspace Hosting Inc.*	4,589

		24,867

IT SERVICES—2.5%
137,714	InterXion Holding NV (NET)*	3,765
100,713	WEX Inc.*	11,437

		15,202

LEISURE PRODUCTS—0.5%
152,190	Malibu Boats Inc.*	2,840

LIFE SCIENCES TOOLS & SERVICES—2.3%
268,979	ICON plc (IE)*	14,151

MEDIA—0.3%
467,361	Cumulus Media Inc.*	1,804

METALS & MINING—0.8%
115,370	Timkensteel Corp.	4,682

OIL, GAS & CONSUMABLE FUELS—4.6%
222,702	Navigator Holdings Ltd. (UK)*	5,396
227,780	Tesoro Corp.	16,266
148,120	Western Refining Inc.	6,753

		28,415

PAPER & FOREST PRODUCTS—1.0%
196,992	KapStone Paper and Packaging Corp.*	6,059

PHARMACEUTICALS—1.0%
257,340	Avanir Pharmaceuticals Inc.*	3,330
384,279	Cardiome Pharma Corp. (CAN)*	3,043

		6,373

PROFESSIONAL SERVICES—4.8%
139,518	Corporate Executive Board Co.	10,283
178,539	Huron Consulting Group Inc.*	12,428
127,420	WageWorks Inc.*	7,264

		29,975

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.0%
307,435	Alexander & Baldwin Inc.	12,307

ROAD & RAIL—3.8%
94,615	Genesee & Wyoming Inc.*	9,102
121,733	Saia Inc.*	5,967
295,840	Werner Enterprises Inc.	8,148

		23,217

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.9%
288,077	Advanced Energy Industries Inc.*	5,698
157,590	Atmel Corp.*	1,170
173,319	Cavium Inc.*	8,893
49,380	Monolithic Power Systems Inc.	2,182

		17,943

SOFTWARE—4.7%
248,726	Cadence Design Systems Inc.*	4,465
449,460	Fortinet Inc.*	11,708
235,210	Qlik Technologies Inc.*	6,668
42,629	Ultimate Software Group Inc.*	6,416

		29,257

SPECIALTY RETAIL—3.9%
106,409	Five Below Inc.*	4,242
97,460	Lithia Motors Inc.	7,565
152,600	Restoration Hardware Holdings Inc.*	12,257

		24,064

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.2%
162,160	Electronics For Imaging Inc.*	7,414

TEXTILES, APPAREL & LUXURY GOODS—0.2%
103,580	Crocs Inc.*	1,210

TRADING COMPANIES & DISTRIBUTORS—3.5%
180,869	Rush Enterprises Inc.*	6,891
146,785	Watsco Inc.	14,916

		21,807

TOTAL COMMON STOCKS (Cost $451,592)		587,722

SHORT-TERM INVESTMENTS—4.4%
(Cost $27,312)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$27,312	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $27,859)	27,312

TOTAL INVESTMENTS—99.5% (Cost $478,904)		615,034

CASH AND OTHER ASSETS, LESS LIABILITIES—0.5%		3,358

TOTAL NET ASSETS—100.0%		$618,392

25

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $27,312 are classified as Level 2. All other holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013 and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

CAN	Canada.

IE	Ireland.

LUX	Luxembourg.

NET	Netherlands.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

26

Harbor Small Cap Growth Opportunities Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Elk Creek Partners, LLC

44 Cook Street

Suite 705 Denver, CO 80206

PORTFOLIO MANAGERS

Cam Philpott, CFA

Since 2014

Lance Marx, CFA

Since 2014

David Hand, CFA

Since 2014

Hiren Patel, Ph.D.

Since 2014

Sean McGinnis, CFA

Since 2014

Elk Creek has subadvised the Fund since its inception in 2014.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Small cap stocks with above average growth potential

Cam Philpott

Lance Marx

David Hand

Hiren Patel

Sean McGinnis

Management’s Discussion of Fund Performance

MARKET REVIEW

Equity markets were quite volatile over the nine-month period since the inception of Harbor Small Cap Growth Opportunities Fund on February 1, 2014. After posting positive returns early in the period, small cap stocks declined approximately 6% in the third quarter of calendar 2014 and then rallied after mid-October to finish in positive territory.

Domestic macroeconomic data were relatively weak in the first quarter of calendar 2014 but later improved to become a moderately positive factor. Adverse weather early in the year created hesitancy among many investors, who waited to see several quarters of earnings data before believing that the disruption seen in the winter months was temporary. Geopolitical tensions contributed to the market’s volatility as Ukrainian tensions, Iraqi unrest, Ebola outbreaks, and concerns about European growth fueled investors’ skepticism.

PERFORMANCE

Harbor Small Cap Growth Opportunities Fund returned 7.70% (Institutional Class), 7.50% (Administrative Class), and 7.40% (Investor Class) for the nine months from its inception through October 31, 2014. The Fund outperformed its Russell 2000® Growth Index benchmark, which returned 3.70%. Our investment strategy employs a bottom-up process that focuses on finding companies that we believe can achieve growth of revenues and earnings faster than their peers and above investor expectations. Those types of companies continued to outperform for the Fund over the period from February to the end of October.

Performance of the Fund was driven primarily by stock selection, which is consistent with our team’s investment process. Sectors in which stock selection helped Fund performance relative to the benchmark included Industrials and Health Care. Stock selection in the Consumer Staples sector detracted from relative performance, as did smaller-than-benchmark positions in Consumer Staples, Financials, and Utilities. Sector weights are typically a result of our individual stock-selection process and not a primary focus of our investment strategy.

We look at stocks individually to find opportunities with significant revenue and earnings growth that we believe to be sustainable. Our investment style and process will create a portfolio that is typically overweight relative to the index in stocks in the Information Technology, Health Care, Industrials (which includes Business Service stocks), and Consumer Discretionary sectors. The portfolio is normally underweighted in stocks in the Utilities, Financials, Energy, Materials, and Consumer Staples sectors.

Looking at specific stock attribution for the nine months ended October 31, 2014, biotechnology company InterMune was an important contributor to absolute returns. Sales of the company’s drug treating lung disease came in better than expected; however, the stock’s strength was due primarily to investor enthusiasm for the release of clinical data that

27

Harbor Small Cap Growth Opportunities Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Aruba Networks Inc.	1.6%
Synchronoss Technologies Inc.	1.6%
WageWorks Inc.	1.6%
WebMD Health Corp.	1.6%
Korn/Ferry International	1.5%
Shutterfly Inc.	1.5%
Dealertrack Technologies Inc.	1.4%
Gogo Inc.	1.4%
DigitalGlobe Inc.	1.3%
H&E Equipment Services Inc.	1.3%

demonstrated broadly positive results for treating this devastating disease. InterMune was sold entirely from the Fund after share-price appreciation lifted it above our market capitalization limit for small cap stocks.

Synchronoss Technologies, a leading software company for mobile devices, helped both absolute and relative performance as revenues were paced by solid demand for personal cloud services. We think the company’s growth rate also should benefit from higher phone activations tied to Apple’s recent release of the iPhone 6 and iPhone 6 Plus. We continue to be excited about the company’s growth prospects, although we did trim this position into price appreciation toward the end of the period.

Shares of leading digital coupon company RetailMeNot declined as the company, which derives a significant share of its traffic from on-line searches, continued to rebuild its revenue trajectory following the negative impact of changes earlier this year to Google’s search algorithms. We are encouraged that traffic patterns appear to have almost normalized; at period-end, however, the company was translating that traffic into revenues at a lower rate than prior to the change. Our view is that revenue growth will follow the increased traffic patterns and we have thus far been patient with this position given its market-leading position.

The Medicines Company, a biotechnology company, detracted from returns as one of its drug candidates, Cangrelor, was rejected by an advisory panel of the Food and Drug Administration. We continue to own these shares as we believe that the company’s breadth of late-stage drug candidates is compelling, and we think that several of its drugs, including Cangrelor, will ultimately receive FDA approval.

OUTLOOK AND STRATEGY

While it may be overly simplistic, we view the decline of small cap equity prices through mid-October as indicative of investors’ broader concerns regarding earnings growth. These concerns have lingered even though recent domestic macroeconomic data have been generally positive. Although we believe that the next interest rate increase is unlikely until well into next year, we think that consensus expectations include a belief that equity valuations won’t expand further, since interest rates are eventually heading higher and the level of liquidity provided by the Federal Reserve to financial markets is diminishing. Leaving aside for a moment whether this perception is correct, our view is that equity prices ultimately are dependent primarily on earnings growth.

Our investment process remains unchanged and is focused on finding opportunities based upon specific company fundamentals. Some of the recent macroeconomic concerns, like foreign currency translation, may create temporary distortions and cloud the short-term picture for what we believe are attractive long-term growth prospects. Over time, company valuations track their underlying growth rates, and we believe that the Fund’s long-term performance will come primarily from our ability to identify attractive businesses and superior individual investment opportunities.

This report contains the current opinions of Elk Creek Partners, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

28

Harbor Small Cap Growth Opportunities Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2037

Cusip	411512668

Ticker	HASOX

Inception Date	02/01/2014

Net Expense Ratio	0.90%[a,b]

Total Net Assets (000s)	$57,779

ADMINISTRATIVE CLASS

Fund #	2237

Cusip	411512650

Ticker	HRSOX

Inception Date	02/01/2014

Net Expense Ratio	1.15%[a,b]

Total Net Assets (000s)	$269

INVESTOR CLASS

Fund #	2437

Cusip	411512643

Ticker	HISOX

Inception Date	02/01/2014

Net Expense Ratio	1.27%[a,b]

Total Net Assets (000s)	$1,809

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2015.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$1,422		$1,988

Price/Earning Ratio (P/E)	39.0x		32.4x

Price/Book Ratio (P/B)	3.6x		4.8x

Beta vs. Russell 2000® Growth Index	0.97		1.00

Portfolio Turnover (9-Month Period Ended 10/31/2014)	55%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

29

Harbor Small Cap Growth Opportunities Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 02/01/2014 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Small Cap Growth Opportunities Fund
Institutional Class	N/A	N/A	7.70%	02/01/2014	$53,850
Comparative Index
Russell 2000® Growth	N/A	N/A	3.70%	—	$51,848

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 02/01/2014 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Small Cap Growth Opportunities Fund
Administrative Class	N/A	N/A	7.50%	02/01/2014	$10,750
Investor Class	N/A	N/A	7.40%	02/01/2014	$10,740
Comparative Index
Russell 2000® Growth	N/A	N/A	3.70%	—	$10,370

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.55% (Gross) (Institutional Class); 1.15% (Net) and 1.80% (Gross) (Administrative Class); and 1.27% (Net) and 1.92% (Gross) (Investor Class). The net expense ratios are contractually capped through 02/28/2015. The expense ratios shown in the prospectus are based on estimated amounts for the current fiscal year.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Unannualized.

30

Harbor Small Cap Growth Opportunities Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 20.6%)

COMMON STOCKS—79.4%

Shares		Value (000s)
AEROSPACE & DEFENSE—1.3%
28,302	DigitalGlobe Inc.*	$809

AIR FREIGHT & LOGISTICS—1.3%
7,520	Park-Ohio Holdings Corp.	399
9,142	XPO Logistics Inc.*	365

		764

AUTO COMPONENTS—1.4%
21,093	Fox Factory Holding Corp.*	357
15,752	Motorcar Parts of America Inc.*	458

		815

BANKS—0.7%
7,013	South State Corp.	423

BIOTECHNOLOGY—1.1%
76,766	ARIAD Pharmaceuticals Inc.*	458
4,588	BioSpecifics Technologies Corp.*	184

		642

BUILDING PRODUCTS—1.1%
16,713	Advanced Drainage Systems Inc.*	365
3,514	Nortek Inc.*	293

		658

CAPITAL MARKETS—0.8%
14,828	Marcus & Millichap Inc.*	461

COMMERCIAL SERVICES & SUPPLIES—2.7%
9,829	Healthcare Services Group Inc.	293
72,535	InnerWorkings Inc.*	659
14,546	Mobile Mini Inc.	637

		1,589

COMMUNICATIONS EQUIPMENT—3.6%
44,941	Aruba Networks Inc.*	970
21,220	Finisar Corp.*	355
40,811	Ixia*	393
57,138	Procera Networks Inc.*	428

		2,146

CONSTRUCTION MATERIALS—0.9%
9,593	Caesarstone Sdot-Yam Ltd. (IL)*	536

CONSUMER FINANCE—0.9%
11,772	Encore Capital Group Inc.*	536

DIVERSIFIED TELECOMMUNICATION SERVICES—0.8%
50,225	Iridium Communications Inc.*	477

ELECTRICAL EQUIPMENT—0.8%
6,917	Power Solutions International Inc.*	453

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.1%
9,136	OSI Systems Inc.*	648

FOOD PRODUCTS—0.9%
22,896	Boulder Brands Inc.*	203
23,366	Inventure Foods Inc.*	310

		513

HEALTH CARE EQUIPMENT & SUPPLIES—5.4%
67,181	Accuray Inc.*	425
109,125	Cerus Corp.*	454
5,745	Cyberonics Inc.*	301
24,546	Cynosure Inc.*	621
7,433	Integra LifeSciences Holding Corp.*	380

31

Harbor Small Cap Growth Opportunities Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
24,223	Merit Medical Systems Inc.*	$367
16,439	Novadaq Technologies Inc. (CAN)*	257
6,603	STERIS Corp.	408

		3,213

HEALTH CARE PROVIDERS & SERVICES—1.9%
22,712	AMN Healthcare Services Inc.*	389
19,933	ExamWorks Group Inc.*	773

		1,162

HEALTH CARE TECHNOLOGY—2.4%
33,761	Allscripts Healthcare Solutions Inc.*	463
25,274	HMS Holdings Corp.*	587
26,873	Quality Systems Inc.	406

		1,456

HOTELS, RESTAURANTS & LEISURE—5.3%
35,559	Belmond Ltd. (BM)*	408
3,557	Churchill Downs Inc.	363
17,658	Del Frisco’s Restaurant Group Inc.*	410
25,346	La Quinta Holdings Inc.*	517
9,168	Multimedia Games Holding Co. Inc.*	320
9,516	Popeyes Louisiana Kitchen Inc.*	441
6,143	Red Robin Gourmet Burgers Inc.*	338
4,079	Vail Resorts Inc.	352

		3,149

HOUSEHOLD DURABLES—0.6%
18,249	Century Communities Inc.*	337

INSURANCE—1.6%
8,828	Argo Group International Holdings Ltd. (BM)	493
7,437	eHealth Inc.*	185
15,215	National General Holdings Corp.	285

		963

INTERNET & CATALOG RETAIL—2.9%
16,013	NutriSystem Inc.	270
28,382	RetailMeNot Inc.*	598
21,167	Shutterfly Inc.*	885

		1,753

INTERNET SOFTWARE & SERVICES—7.2%
18,385	Dealertrack Technologies Inc.*	865
49,504	Gogo Inc.*	822
13,937	LogMeIn Inc.*	670
27,808	Perficient Inc.*	461
18,848	Textura Corp.*	502
22,747	WebMD Health Corp.*	971

		4,291

IT SERVICES—4.2%
15,322	Blackhawk Network Holdings Inc.*	512
16,902	ExlService Holdings Inc.*	473
9,922	Heartland Payment Systems Inc.	512
16,952	InterXion Holding NV (NET)*	463
28,977	WNS Holdings Ltd. ADR (IND)*,1	586

		2,546

LIFE SCIENCES TOOLS & SERVICES—0.7%
15,323	Fluidigm Corp.*	444

MACHINERY—3.6%
14,960	Barnes Group Inc.	547

Shares		Value (000s)
MACHINERY—Continued
9,159	CIRCOR International Inc.	688
44,967	Mueller Water Products Inc.	444
15,727	TriMas Corp.*	498

		2,177

MEDIA—1.4%
15,364	AMC Entertainment Holdings Inc.	390
21,042	MDC Partners Inc. (CAN)	436

		826

METALS & MINING—0.4%
5,411	US Silica Holdings Inc.	243

MULTILINE RETAIL—0.9%
27,151	Tuesday Morning Corp.*	554

OIL, GAS & CONSUMABLE FUELS—2.2%
7,327	Bonanza Creek Energy Inc.*	332
27,726	Goodrich Petroleum Corp.*	228
17,271	Matador Resources Co.*	419
7,253	PDC Energy Inc.*	317

		1,296

PHARMACEUTICALS—1.4%
19,331	Medicines Co.*	489
37,012	Pernix Therapeutics Holdings Inc.*	361

		850

PROFESSIONAL SERVICES—6.4%
8,620	Corporate Executive Board Co.	635
8,655	FTI Consulting Inc.*	350
31,475	Korn/Ferry International*	879
22,497	On Assignment Inc.*	655
14,539	TrueBlue Inc.*	359
16,600	WageWorks Inc.*	946

		3,824

ROAD & RAIL—1.5%
8,639	ArcBest Corp.	334
43,657	Quality Distribution Inc.*	566

		900

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
49,891	Maxlinear Inc.*	354
23,725	Microsemi Corp.*	618

		972

SOFTWARE—4.3%
18,117	FleetMatics Group plc (IE)*	673
20,216	Qlik Technologies Inc.*	573
18,547	Synchronoss Technologies Inc.*	959
29,830	TiVo Inc.*	389

		2,594

SPECIALTY RETAIL—1.6%
5,108	Lithia Motors Inc.	397
4,050	Restoration Hardware Holdings Inc.*	325
19,980	Stein Mart Inc.	267

		989

TEXTILES, APPAREL & LUXURY GOODS—0.6%
10,692	Movado Group Inc.	377

32

Harbor Small Cap Growth Opportunities Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
TRADING COMPANIES & DISTRIBUTORS—1.9%
21,711	H&E Equipment Services Inc.	$812
25,096	Houston Wire & Cable Co.	340

		1,152

TOTAL COMMON STOCKS (Cost $45,714)		47,538

SHORT-TERM INVESTMENTS—3.0%
(Cost $1,805)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$1,805	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $1,846)	1,805

TOTAL INVESTMENTS—82.4% (Cost $47,519)		49,343

CASH AND OTHER ASSETS, LESS LIABILITIES—17.6%		10,514

TOTAL NET ASSETS—100.0%		$59,857

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $1,805 are classified as Level 2. All other holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or February 1, 2014 (inception) and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BM	Bermuda.

CAN	Canada.

IE	Ireland.

IL	Israel.

IND	India.

NET	Netherlands.

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Aristotle Capital Management, LLC

11100 Santa Monica Boulevard

Suite 1700 Los Angeles, CA 90025

PORTFOLIO MANAGER

Howard Gleicher, CFA

Since 2012

Aristotle has subadvised the Fund since 2012.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks

Howard Gleicher

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equity markets rallied in fiscal 2014 as the U.S. economy continued to show signs of improvement. The S&P 500 Index advanced 17.27% while the Russell 1000® Value Index returned 16.46% for the 12 months ended October 31, 2014. Although tangible evidence that the U.S. economic recovery was real and sustainable had been difficult to find 12 months earlier, that evidence became apparent over the course of fiscal 2014, albeit stubbornly below the norms of previous economic recoveries. The labor market showed sufficient improvement to enable the Federal Reserve to end its asset-purchase program.

The news internationally was less favorable, with many Western European economies struggling to keep up. Spain, Italy, and Greece were in or near recession conditions. Russia, suffering from economic sanctions as well as the effects of falling oil prices, was solidly in recession. Within Europe, signs of weakness were particularly concerning in Germany and the U.K., given their perception as areas of superior economic resiliency. All of this contributed to a -0.60% return by the MSCI EAFE (ND) Index, significantly underperforming the U.S. market.

PERFORMANCE

Harbor Large Cap Value Fund returned 14.13% (Institutional Class), 13.78% (Administrative Class), and 13.62% (Investor Class) for the 12 months ended October 31, 2014, compared with the 16.46% return of its Russell 1000® Value benchmark.

The Fund outperformed the index in the Consumer Discretionary, Energy, Health Care, and Industrials sectors, while trailing the benchmark in Consumer Staples, Financials, and Information Technology. An above-benchmark exposure to the strong-performing Information Technology sector and an underweighted exposure to the weak-performing Energy sector helped performance relative to the index, while investments in shares of companies based outside the U.S. hurt relative performance. Sector weights typically are a reflection of individual stock selection decisions rather than an active element of our investment strategy.

Companies from a variety of industries were among the portfolio’s leading individual performers. These included aerospace and defense contractor General Dynamics, medical-supplies maker Covidien, petroleum refiner Phillips 66, drugmaker AbbVie, software makers Adobe Systems and Microsoft, home-improvement retailer Home Depot, chemical-products maker Dow Chemical, homebuilder Lennar, and media company TimeWarner. All had share-price gains of 20% or more.

Investments in non-U.S. companies, including U.K.-based distiller Diageo, Japanese bank Mitsubishi UFJ, household-products maker Unilever, and Spanish banking group Banco Santander, accounted for virtually all of the Fund’s underperformance, reflecting general weakness in international equities over the past 12 months. Although non-U.S. holdings may adversely affect performance over short periods of time, we believe that, from a risk/return standpoint, the inclusion of large multinational businesses can help in the construction of optimal portfolios over the long term. Up to 20% of the portfolio may be invested in non-U.S. companies. As of October 31, that number was just under 10%.

From a sector standpoint, as oil prices retreated, so did the Energy sector. The main detractor in Energy was Pioneer Natural Resources. Pioneer has been successful in adding

34

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Time Warner Inc.	3.4%
TE Connectivity Ltd.	3.3%
Home Depot Inc.	3.1%
Phillips 66	3.1%
Medtronic Inc.	3.0%
AbbVie Inc.	2.9%
Lennar Corp.	2.9%
General Dynamics Corp.	2.8%
Adobe Systems Inc.	2.7%
Bank of America Corp.	2.7%

to proven reserves and production mainly due to properties based primarily in West Texas. As oil prices declined, however, the stock came under pressure.

Among our Industrials holdings, aerial work platform and specialty vehicle manufacturer Oshkosh subtracted value. Its shares sold off due to a slower pace of operating improvements in its fire & emergency segment, margin pressure in its commercial segment, and pricing pressures in Europe and Latin America. As always, however, we maintain a long-term perspective and we believe that none of these issues should have a lasting impact. Among the catalysts we have identified within our multi-year investment horizon are: higher normalized margins derived from cost-optimization efforts and continued gains in market share.

Home Depot was the portfolio’s most significant contributor to relative performance in the Consumer Discretionary sector. Consistent with our long-term investment thesis, Home Depot continued to grow earnings and operating margins and repurchase shares, also raising its buyback program for the year. The company demonstrated particular strength in high-priced items and increased penetration of the professional-customer segment, which are both higher-margin businesses. Shares pulled back in the latter part of the fiscal year on news of a security breach of customer credit-card information. While not without costs, we expect that this will not impact the catalysts we have identified, which include the potential to continue to enhance profitability due to years of restructuring toward operational simplification, supply-chain efficiencies, and further industry consolidation.

OUTLOOK AND STRATEGY

Given our long-term perspective, our outlook typically does not change much from quarter to quarter or even from year to year. Our investment team meetings focus almost exclusively on companies and industries rather than on market expectations or economic forecasts. That said, we understand that the companies we research and hold as investments do not operate in a vacuum.

Occasionally we will identify secular themes and analyze how they could affect the businesses we follow. For example, we believe there are at least three factors that have driven global standards of living consistently higher since at least the 1950s: demographics, globalization, and productivity. We expect that these have the potential to continue, thereby driving both economic growth and market appreciation over time. We believe that while the rate of growth, and of financial market returns, may not match that of the prior generation, it still could be quite positive. We also believe that interest rates are likely to rise in the U.S., Japan, and eventually Europe. We would expect this to be a moderate increase, perhaps within the context of a relatively low interest rate environment over the longer term.

More important than recognizing trends is analyzing the impact they could have on various companies and, furthermore, identifying businesses that we believe are most likely to outperform their peers regardless of the market environment. Our investment team continues to travel the world to gain insight into what makes—and keeps—great companies strong. It is only after rigorous due diligence and considerable fundamental analysis that some of these companies may make their way into our portfolio.

This report contains the current opinions of Aristotle Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

35

Harbor Large Cap Value Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$202,596

ADMINISTRATIVE CLASS

Fund #	2213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.93%[a]

Total Net Assets (000s)	$20,927

INVESTOR CLASS

Fund #	2413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.05%[a]

Total Net Assets (000s)	$20,189

a	Reflective of a contractual expense cap effective through February 28, 2015.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$72,553	$112,284

Price/Earning Ratio (P/E)	20.2x	18.2x

Price/Book Ratio (P/B)	3.1x	2.1x

Beta vs. Russell 1000® Value Index	1.04	1.00

Portfolio Turnover (Year Ended 10/31/2014)	32%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

36

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Large Cap Value Fund
Institutional Class	14.13%	14.88%	7.56%	12/29/1987	$103,593
Comparative Index
Russell 1000® Value	16.46%	16.49%	7.90%	—	$106,965

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Large Cap Value Fund
Administrative Class	13.78%	14.60%	7.28%	11/01/2002	$20,194
Investor Class	13.62%	14.43%	7.13%	11/01/2002	$19,918
Comparative Index
Russell 1000® Value	16.46%	16.49%	7.90%	—	$21,393

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.71% (Gross) (Institutional Class); 0.93% (Net) and 0.96% (Gross) (Administrative Class); and 1.05% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios are contractually capped through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

37

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.2%)

COMMON STOCKS—95.8%

Shares		Value (000s)
AEROSPACE & DEFENSE—2.8%
47,800	General Dynamics Corp.	$6,681

BANKS—13.9%
665,000	Banco Santander SA ADR (SP)[1]	5,832
387,100	Bank of America Corp.	6,642
103,000	First Republic Bank	5,246
106,100	JP Morgan Chase & Co.	6,417
40,900	M&T Bank Corp.	4,997
809,000	Mitsubishi UFJ Financial Group Inc. ADR (JP)[1]	4,757

		33,891

BEVERAGES—2.3%
48,100	Diageo plc ADR (UK)[1]	5,674

CHEMICALS—4.9%
116,200	Dow Chemical Co.	5,740
56,500	Ecolab Inc.	6,285

		12,025

CONSTRUCTION MATERIALS—2.2%
46,400	Martin Marietta Materials Inc.	5,425

Shares		Value (000s)
ELECTRIC UTILITIES—2.7%
167,200	ITC Holdings Corp.	6,623

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.3%
132,600	TE Connectivity Ltd. (SWS)	8,106

ENERGY EQUIPMENT & SERVICES—2.6%
115,900	Halliburton Co.	6,391

FOOD & STAPLES RETAILING—2.7%
102,500	Walgreen Co.	6,583

FOOD PRODUCTS—8.5%
94,500	General Mills Inc.	4,910
44,800	Hershey Co.	4,297
159,100	Mondelez International Inc.	5,610
151,200	Unilever NV (NET)	5,856

		20,673

HEALTH CARE EQUIPMENT & SUPPLIES—3.0%
106,600	Medtronic Inc.	7,266

HOUSEHOLD DURABLES—3.0%
166,500	Lennar Corp.	7,173

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.8%
308,400	AES Corp.	4,339

INDUSTRIAL CONGLOMERATES—2.3%
217,900	General Electric Co.	5,624

INTERNET SOFTWARE & SERVICES—2.6%
119,200	eBay Inc.*	6,258

MACHINERY—6.1%
52,400	Deere & Co.	4,483
63,100	Illinois Tool Works Inc.	5,745
103,400	Oshkosh Corp.	4,628

		14,856

MEDIA—3.4%
103,000	Time Warner Inc.	8,185

OIL, GAS & CONSUMABLE FUELS—5.3%
95,400	Phillips 66	7,489
28,600	Pioneer Natural Resources Co.	5,407

		12,896

PERSONAL PRODUCTS—1.7%
252,500	Coty Inc.*	4,191

PHARMACEUTICALS—5.3%
111,900	AbbVie Inc.	7,101
109,000	Hospira Inc.*	5,853

		12,954

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.3%
114,600	Texas Instruments Inc.	5,691

SOFTWARE—7.6%
94,800	Adobe Systems Inc.*	6,647
139,200	Microsoft Corp.	6,536
136,100	Oracle Corp.	5,315

		18,498

SPECIALTY RETAIL—3.1%
77,800	Home Depot Inc.	7,587

38

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.4%
205,300	EMC Corp.	$5,898

TOTAL COMMON STOCKS (Cost $175,634)		233,488

SHORT-TERM INVESTMENTS—4.1%
(Cost $9,963)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$9,963	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $10,167)	9,963

TOTAL INVESTMENTS—99.9% (Cost $185,597)		243,451

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		261

TOTAL NET ASSETS—100.0%		$243,712

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $9,963 are classified as Level 2. All other holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013 and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

JP	Japan.

NET	Netherlands.

SP	Spain.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

155 North Wacker Dr. Suite 4600 Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani, CFA

Since 2006

LSV has subadvised the Fund since 2004.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s Discussion of Fund Performance

MARKET REVIEW

The U.S. equity market posted strong returns over the year ended October 31, 2014, as the S&P 500 Index advanced 17.27%. Large cap stocks led in the period as the Russell 1000® Index returned 16.78% while small stocks lagged but still posted solid returns. The Russell Midcap® Index finished up 15.32% while the Russell 2000® Index, a small-company benchmark, was up just 8.06%. Value stocks trailed among large and small cap equities, but mid cap value stocks outperformed their growth counterparts. The Russell Midcap® Value Index advanced 16.18% compared to 14.59% for the Russell Midcap® Growth Index.

Equity markets advanced as economic conditions improved, while low interest rates and merger and acquisition activity also helped boost markets. After first quarter GDP came in at -2.9%, second and third quarter numbers improved significantly. The unemployment rate declined throughout the fiscal year but the labor force participation rate remained stubbornly low, registering its lowest level since 1978. Companies continued to post strong earnings, and consumer confidence rose to its highest level since 2008. While the Federal Reserve ended its quantitative easing program in October, it remained committed to keeping interest rates low.

With the exception of Energy, all sectors in the mid cap value benchmark posted double-digit returns. Health Care and Telecommunication Services stocks led the market, returning over 30%. Information Technology stocks were not far behind, rising 25%. Energy stocks were negatively impacted as oil prices plummeted late in the period. Energy stocks declined by more than 20% after June 30 and ended the fiscal year down 10%.

PERFORMANCE

Harbor Mid Cap Value Fund returned 17.39% (Institutional Class), 17.15% (Administrative Class), and 16.97% (Investor Class) for the 12 months ended October 31, 2014, compared to the 16.18% return of the Russell Midcap® Value Index. The outperformance relative to the benchmark was driven primarily by stock selection in the Energy, Utilities, and Consumer Staples sectors. Sector allocations negatively impacted results.

An above-benchmark exposure to the weak-performing Energy sector had a negative impact on results. However, this was more than offset by our stock selection within Energy. The refining stocks we held, including Marathon Petroleum, Valero Energy, and Tesoro, did well in the period. Other top performers in the Fund included Kindred Healthcare, United Therapeutics, and Questcor Pharmaceuticals in the Health Care sector, as well as Omnivision Technologies and Tyson Foods. We sold Questcor from the Fund after it agreed to be acquired by drug maker Mallinckrodt. Factors that detracted from returns relative to the Russell Midcap® Value benchmark included weak performance by GameStop, AGCO, and Energy XXI, as well as our lack of exposure to Micron Technology and Forest Laboratories, which were among the stronger-performing stocks in the benchmark.

40

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
CIGNA Corp.	1.8%
Whirlpool Corp.	1.6%
FirstEnergy Corp.	1.5%
Marathon Petroleum Corp.	1.5%
CIT Group Inc.	1.4%
Kohl’s Corp.	1.4%
Dupont Fabros Technology Inc.	1.3%
Public Service Enterprise Group Inc.	1.3%
SunTrust Bank Inc.	1.3%
Xerox Corp.	1.3%

OUTLOOK AND STRATEGY

Our portfolio decision making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential, and (2) a portfolio construction process that seeks to control for risk while maximizing expected return. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

Sector weightings are a residual of our bottom-up stock selection process, subject to minimum and maximum exposures to sectors and industries. As of October 31, 2014, relative to the Russell Midcap® Value benchmark, the Fund was overweight in Energy and Information Technology stocks. The Fund was underweight in Real Estate Investment Trusts, or REITs, Utilities, and Health Care stocks.

The most significant changes in relative sector weights over the fiscal year were a decrease in Health Care holdings and an increase in our exposures to Utilities and REITs. Many of our Health Care holdings have done well and we have either trimmed or completely eliminated such positions including St. Jude Medical, Zimmer Holdings, Kindred Healthcare, and Cardinal Health. While we remain underweight to REITs and Utilities, we were able to add to our exposure after both sectors lagged in calendar 2013.

While equities have run up significantly since early in calendar 2009, we have still been able to find stocks we view as attractive to build a portfolio. The companies we hold are generating strong cash flows and good earnings but are attractively valued, which is reflected in portfolio valuations. As of October 31, the Fund traded at just over 12.0x forward earnings, compared to 16.8x for the Russell Midcap® Value benchmark, 1.6x book value compared to 1.8x for the benchmark, and 7.9x cash flow compared to 11.1x for the benchmark.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Mid Cap Value Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.89%

Total Net Assets (000s)	$195,247

ADMINISTRATIVE CLASS

Fund #	2223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.14%

Total Net Assets (000s)	$14,775

INVESTOR CLASS

Fund #	2423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.26%

Total Net Assets (000s)	$91,724

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$10,256	$11,597

Price/Earning Ratio (P/E)	14.9x	22.3x

Price/Book Ratio (P/B)	1.9x	2.0x

Beta vs. Russell Midcap® Value Index	1.10	1.00

Portfolio Turnover (Year Ended 10/31/2014)	13%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

42

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Mid Cap Value Fund
Institutional Class	17.39%	19.20%	9.80%	03/01/2002	$127,372
Comparative Index
Russell Midcap® Value	16.18%	19.19%	10.29%	—	$133,145

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Mid Cap Value Fund
Administrative Class	17.15%	18.93%	9.56%	11/01/2002	$24,915
Investor Class	16.97%	18.76%	9.41%	11/01/2002	$24,582
Comparative Index
Russell Midcap® Value	16.18%	19.19%	10.29%	—	$26,629

As stated in the Fund’s current prospectus, the expense ratios were 0.93% (Institutional Class); 1.18% (Administrative Class); and 1.30% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

43

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.1%)

COMMON STOCKS—98.9%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.7%
11,700	Alliant Techsystems Inc.	$1,368
11,300	Engility Holdings Inc.*	488
63,200	Exelis Inc.	1,128
19,300	L-3 Communications Holdings Inc.	2,344
11,400	Northrop Grumman Corp.	1,573
11,800	Raytheon Co.	1,226
3,511	Vectrus Inc.*	86

		8,213

AIR FREIGHT & LOGISTICS—0.2%
16,000	Atlas Air Worldwide Holdings Inc.*	591

AIRLINES—0.6%
161,000	JetBlue Airways Corp.*	1,858

AUTO COMPONENTS—2.7%
12,800	Autoliv Inc.	1,174
94,900	Goodyear Tire & Rubber Co.	2,300
22,400	Lear Corp.	2,072
25,200	TRW Automotive Holdings Corp.*	2,554

		8,100

BANKS—6.5%
47,700	Banco Latinoamericano de Comercio Exterior SA (PA)	1,605
85,800	CIT Group Inc.	4,198
120,900	Fifth Third Bancorp.	2,417
106,000	Huntington Bancshares Inc.	1,050
204,300	KeyCorp.	2,697
38,900	NBT Bancorp Inc.	999
4,800	PNC Financial Services Group Inc.	415
241,200	Regions Financial Corp.	2,395
99,700	SunTrust Bank Inc.	3,902

		19,678

BIOTECHNOLOGY—1.1%
9,900	Myriad Genetics Inc.*	391
21,900	United Therapeutics Corp.*	2,868

		3,259

CAPITAL MARKETS—1.2%
19,400	Ameriprise Financial Inc.	2,448
13,400	State Street Corp.	1,011

		3,459

CHEMICALS—4.8%
11,200	Ashland Inc.	1,210
32,500	Cabot Corp.	1,509
34,200	Celanese Corp.	2,009
12,100	CF Industries Holdings Inc.	3,146
38,400	Eastman Chemical Co.	3,102
93,100	Huntsman Corp.	2,272
48,600	Olin Corp.	1,178

		14,426

COMMERCIAL SERVICES & SUPPLIES—1.2%
54,800	Brink’s Co.	1,151
43,900	Pitney Bowes Inc.	1,086
87,100	R.R. Donnelley & Sons Co.	1,520

		3,757

COMMUNICATIONS EQUIPMENT—2.0%
259,100	Brocade Communications Systems Inc.	2,780
20,700	Harris Corp.	1,441
48,900	NETGEAR Inc.*	1,664

		5,885

44

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS —Continued

Shares		Value (000s)
CONSTRUCTION & ENGINEERING—0.4%
42,500	Tutor Perini Corp.*	$1,190

CONSUMER FINANCE—1.2%
15,000	Discover Financial Services	957
75,900	Navient Corp.	1,501
16,500	Nelnet Inc.	785
31,400	SLM Corp.	300

		3,543

CONTAINERS & PACKAGING—1.0%
29,100	Owens-Illinois Inc.*	750
42,800	Rock-Tenn Co.	2,189

		2,939

ELECTRIC UTILITIES—5.1%
32,900	American Electric Power Co. Inc.	1,920
40,000	Edison International	2,503
42,100	Entergy Corp.	3,537
123,000	FirstEnergy Corp.	4,593
79,600	Portland General Electric Co.	2,898

		15,451

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.3%
132,800	Corning Inc.	2,713
190,200	Flextronics International Ltd. (SGP)*	2,039
30,800	Ingram Micro Inc.*	827
20,500	TE Connectivity Ltd. (SWS)	1,253
24,200	Tech Data Corp.*	1,445
124,300	Vishay Intertechnology Inc.	1,679

		9,956

ENERGY EQUIPMENT & SERVICES—2.5%
26,000	Atwood Oceanics Inc.	1,057
41,600	Ensco plc (UK)	1,689
17,000	Helmerich & Payne Inc.	1,476
136,300	Hercules Offshore Inc.*	225
94,400	Noble Corp. plc (UK)	1,975
21,633	Paragon Offshore plc (UK)	105
45,100	Superior Energy Services Inc.	1,134

		7,661

FOOD & STAPLES RETAILING—1.2%
42,333	Kroger Co.	2,358
153,500	SUPERVALU Inc.*	1,325

		3,683

FOOD PRODUCTS—3.5%
28,500	Archer Daniels Midland Co.	1,339
21,000	Bunge Ltd. (BM)	1,862
67,500	ConAgra Foods Inc.	2,319
32,100	Fresh Del Monte Produce Inc.	1,031
23,200	Ingredion Inc.	1,792
76	Seaboard Corp.*	233
49,000	Tyson Foods Inc.	1,977

		10,553

HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
9,800	Zimmer Holdings Inc.	1,090

HEALTH CARE PROVIDERS & SERVICES—3.9%
22,400	Aetna Inc.	1,848
8,900	Chemed Corp.	920
53,700	CIGNA Corp.	5,347
34,600	Quest Diagnostics Inc.	2,196
97,800	Select Medical Holdings Corp.	1,410

		11,721

HOTELS, RESTAURANTS & LEISURE—0.5%
28,900	Brinker International Inc.	1,550

HOUSEHOLD DURABLES—1.6%
27,600	Whirlpool Corp.	4,749

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.6%
118,100	AES Corp.	1,662

INSURANCE—11.3%
7,400	Aflac Inc.	442
21,300	Allied World Assurance Co. Holdings AG (SWS)	809
15,600	Allstate Corp.	1,012
25,100	American Equity Investment Life Holding Co.	648
23,700	American Financial Group Inc.	1,418
41,500	AmTrust Financial Services Inc.	1,862
33,300	Aspen Insurance Holdings Ltd. (BM)	1,453
41,300	Axis Capital Holdings Ltd. (BM)	1,988
22,100	Endurance Specialty Holdings Ltd. (BM)	1,281
14,000	Everest Re Group Ltd. (BM)	2,389
64,300	Hartford Financial Services Group Inc.	2,545
46,134	Horace Mann Educators Corp.	1,403
40,100	Lincoln National Corp.	2,196
19,000	PartnerRe Ltd. (BM)	2,198
35,600	Principal Financial Group Inc.	1,864
21,700	StanCorp Financial Group Inc.	1,509
72,541	Universal Insurance Holdings Inc.	1,269
85,700	Unum Group	2,868
69,100	Validus Holdings Ltd. (BM)	2,749
68,200	XL Group plc (IE)	2,311

		34,214

IT SERVICES—2.5%
43,900	Amdocs Ltd.	2,087
75,700	Convergys Corp.	1,527
4,100	Leidos Holdings Inc.	150
2,342	Science Applications International Corp.	115
285,800	Xerox Corp.	3,795

		7,674

LEISURE PRODUCTS—0.3%
75,800	Smith & Wesson Holding Corp.*	770

MACHINERY—3.2%
42,500	AGCO Corp.	1,883
22,300	Briggs & Stratton Corp.	451
154,396	Meritor Inc.*	1,774
33,300	Oshkosh Corp.	1,490
34,000	Timken Co.	1,462
74,200	Trinity Industries Inc.	2,650

		9,710

MEDIA—1.1%
33,800	Gannett Co. Inc.	1,065
108,500	Journal Communications Inc.*	1,064
42,100	Starz*	1,301

		3,430

METALS & MINING—0.3%
9,200	Cliffs Natural Resources Inc.	103
12,300	Reliance Steel & Aluminum Co.	830

		933

MULTILINE RETAIL—2.8%
15,900	Dillard’s Inc.	1,682
79,400	Kohl’s Corp.	4,305
42,700	Macy’s Inc.	2,469

		8,456

45

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS —Continued

Shares		Value (000s)
MULTI-UTILITIES—3.9%
65,900	Ameren Corp.	$2,790
55,900	Avista Corp.	1,982
95,300	Public Service Enterprise Group Inc.	3,937
56,700	SCANA Corp.	3,112

		11,821

OIL, GAS & CONSUMABLE FUELS—4.6%
53,500	Energy XXI Bermuda Ltd. (BM)	411
19,500	Hess Corp.	1,654
13,400	Marathon Oil Corp.	474
49,200	Marathon Petroleum Corp.	4,472
36,500	Murphy Oil Corp.	1,949
31,000	Tesoro Corp.	2,214
54,200	Valero Energy Corp. plc	2,715

		13,889

PAPER & FOREST PRODUCTS—0.9%
65,200	Domtar Corp.	2,678

PERSONAL PRODUCTS—0.3%
8,600	USANA Health Sciences Inc.*	980

REAL ESTATE INVESTMENT TRUSTS (REITs)—10.9%
242,900	Annaly Capital Management Inc.	2,772
181,700	Brandywine Realty Trust	2,804
97,600	Capstead Mortgage Corp.	1,241
121,500	CBL & Associates Properties Inc.	2,324
32,715	Digital Realty Trust Inc.	2,257
127,900	Dupont Fabros Technology Inc.	3,961
51,308	Equity Commonwealth	1,370
20,239	Excel Trust Inc.	263
107,670	Hospitality Properties Trust	3,188
104,800	Inland Real Estate Corp.	1,112
89,300	Lexington Realty Trust	979
113,100	MFA Financial Inc.	948
91,600	OMEGA Healthcare Investors Inc.	3,495
23,800	PennyMac Mortgage Investment Trust	514
83,300	Rouse Properties Inc.	1,517
43,500	Select Income REIT	1,066
84,200	Summit Hotel Properties Inc.	980
85,200	Sunstone Hotel Investors Inc.	1,304
89,300	Two Harbors Investment Corp.	905

		33,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.4%
255,100	Amkor Technology Inc.*	1,729
90,700	Omnivision Technologies Inc.*	2,429

		4,158

SOFTWARE—1.2%
50,000	CA Inc.	1,453
89,300	Symantec Corp.	2,216

		3,669

SPECIALTY RETAIL—2.0%
48,600	Finish Line Inc.	1,286
22,500	Foot Locker Inc.	1,260
44,900	GameStop Corp.	1,920
23,700	Outerwall Inc.*	1,500
20,500	RadioShack Corp.*	19

		5,985

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.2%
16,100	Lexmark International Inc.	695
47,800	NetApp Inc.	2,046
59,000	Seagate Technology plc (IE)	3,707
32,500	Western Digital Corp.	3,197

		9,645

THRIFTS & MORTGAGE FINANCE—0.7%
50,700	Home Loan Servicing Solutions Ltd.	974
63,100	Radian Group Inc.	1,063

		2,037

TOBACCO—0.1%
5,300	Universal Corp.	236

TOTAL COMMON STOCKS (Cost $255,462)		298,259

SHORT-TERM INVESTMENTS—3.2%
(Cost $9,683)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$9,683	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $9,879)	9,683

TOTAL INVESTMENTS—102.1% (Cost $265,145)		307,942

CASH AND OTHER ASSETS, LESS LIABILITIES—(2.1)%		(6,196)

TOTAL NET ASSETS—100.0%		$301,746

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $9,683 are classified as Level 2. All other holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013 and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

46

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Non-income producing security.

BM	Bermuda.

IE	Ireland.

PA	Panama.

SGP	Singapore.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

47

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree St. NE Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners

has subadvised the Fund since

its inception in 2001.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Paul Viera

Management’s Discussion of

Fund Performance

MARKET REVIEW

U.S. equity markets posted solid returns for the 12 months ended October 31, 2014. The U.S. small cap market, as represented by the Russell 2000® Index, returned 8.06%. Shares of smaller U.S. companies outpaced international markets, as measured by the MSCI AWCI and MSCI Emerging Markets indices, though they trailed larger market cap areas of the U.S. market, such as the Russell Midcap® Index and the Russell 1000® Index. Relatively positive indicators that the U.S. economy was continuing to improve helped to drive investor sentiment, although the positive overall returns for the fiscal year did not come without volatility.

After declining in the first quarter of calendar 2014 by 2.1%, U.S. GDP rebounded strongly in the second and third quarters by 4.6% and 3.5%, respectively. Although a portion of the activity represented pent-up demand from disruptive winter weather earlier in the year, key areas of the economy trended upward. Consumer confidence was at the highest level since 2007 and the unemployment rate eased below 6% for the first time since 2008. Home sales fell in the winter months of 2014 but later rebounded back to the previous year’s level, while housing starts were mixed throughout the period.

The Federal Reserve remained confident in regards to the recovery of the economy, as it continued to taper its quantitative easing program, ultimately bringing it to an end in October. Although the Fed reduced its efforts to keep long-term interest rates low, the yield of the 10-year U.S. Treasury note actually fell during the period to 2.34% from 2.57% a year earlier. Yields fall as bond prices rise. The Fed kept short-term interest rates near zero but is expected to begin raising those rates in the back half of calendar 2015 to fend off inflation, assuming continued improvement in the economy. Oil prices provided a small stimulus to the economy, having fallen nearly 20% during the fiscal year and most notably in the third quarter of calendar 2014. Although supply disruptions in places such as Iraq and Russia would normally pressure prices upward, we believe that increased U.S. production and global fuel efficiency efforts have helped to offset those pressures. U.S. production has increased significantly, helping to reduce oil imports by about 20% over the past three years.

PERFORMANCE

Harbor Small Cap Value Fund returned 11.03% (Institutional Class), 10.74% (Administrative Class), and 10.61% (Investor Class) for the 12 months ended October 31, 2014. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 7.89%. Stock selection was the key driver of outperformance.

While depressed interest rates led investors to seek areas of the market offering high dividend yields, the portfolio’s stock selection outweighed any headwinds resulting from the Fund’s underweighted exposures to fixed income surrogates such as the Utilities sector. Additionally, falling oil prices weighed on the Energy sector, causing it to underperform the market by over 1,300 basis points, or 13 percentage points. However, the Energy names within the Fund outperformed their index peers. Stock selection was positive relative to the index in nearly every sector, particularly among Financials, Materials, and Information Technology stocks.

For example, shares of Information Technology holding Entegris rose 31% over the fiscal year and the company recently raised earnings guidance. Entegris is a leading supplier of

48

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Hexcel Corp.	3.2%
Protective Life Corp.	3.0%
Snap-on Inc.	3.0%
Bristow Group Inc.	2.8%
Valspar Corp.	2.7%
Core Laboratories NV	2.5%
EnerSys	2.5%
GATX Corp.	2.4%
Raymond James Financial Inc.	2.4%
MEDNAX Inc.	2.3%

contamination control solutions and ultra-clean microenvironments to the semiconductor chip processing industry. As chip manufacturers move to more advanced levels of technology, we believe they will increasingly face stringent contamination requirements, driving demand for products provided by Entegris. In addition to more stringent contamination control, the increasing number of process steps necessary for implementation of advanced technology in chip fabrication should serve as a further tailwind for Entegris, in our view.

Financials holding American Equity Investment Life, (AEL), a life insurance company and one of the top providers of index annuities, saw its shares rise 25%. Unlike other annuity providers, AEL’s product design gives it an ability to change annually the rates it pays to its customers, providing protection against lower interest rates while also giving it an ability to improve investment spread if rates should rise. We believe that this positioning gives the company an attractive risk/reward balance. During the third quarter of calendar 2014, AEL reported that its investment spread, a key driver of earnings, was at 2.77%, up from both the prior quarter and year-earlier period and moving toward the company’s goal of 3.00%. Growing account values combined with expanding investment spread should lead to higher returns on equity and higher earnings, in our view.

OUTLOOK AND STRATEGY

As of October 31, 2014, the Fund had larger-than-benchmark positions in the Industrials, Energy, Health Care, Information Technology, and Telecommunications sectors and underweights in Financials, Consumer Staples, Consumer Discretionary, and Utilities. The Fund had a market weight to Materials. The Fund’s relative overweight and underweight positions are an outgrowth of where we are finding good individual investment opportunities.

In managing the Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

49

Harbor Small Cap Value Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Net Expense Ratio	0.84%

Total Net Assets (000s)	$709,251

ADMINISTRATIVE CLASS

Fund #	2222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Net Expense Ratio	1.09%

Total Net Assets (000s)	$5,690

INVESTOR CLASS

Fund #	2422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Net Expense Ratio	1.21%

Total Net Assets (000s)	$17,265

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$3,586	$1,670

Price/Earning Ratio (P/E)	22.6x	24.3x

Price/Book Ratio (P/B)	2.4x	1.6x

Beta vs. Russell 2000® Value Index	0.90	1.00

Portfolio Turnover (Year Ended 10/31/2014)	13%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

50

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Small Cap Value Fund
Institutional Class	11.03%	17.38%	8.38%	12/14/2001	$111,805
Comparative Index
Russell 2000® Value	7.89%	16.15%	7.81%	—	$106,106

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Small Cap Value Fund
Administrative Class	10.74%	17.09%	8.12%	11/01/2002	$21,835
Investor Class	10.61%	16.94%	7.97%	11/01/2002	$21,535
Comparative Index
Russell 2000® Value	7.89%	16.15%	7.81%	—	$21,221

As stated in the Fund’s current prospectus, the expense ratios were 0.84% (Institutional Class); 1.09% (Administrative Class); and 1.21% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

51

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 5.1%)

COMMON STOCKS—94.9%

Shares		Value (000s)

AEROSPACE & DEFENSE—7.0%
552,815	Hexcel Corp.*	$23,157
181,728	Moog Inc.*	13,910
138,547	Teledyne Technologies Inc.*	14,358

		51,425

BANKS—2.7%
63,319	First Interstate BancSystem Inc.	1,858
352,869	Trustmark Corp.	8,585
261,360	United Bankshares Inc.	8,959

		19,402

CAPITAL MARKETS—5.3%
250,163	Eaton Vance Corp.	9,214
318,323	Raymond James Financial Inc.	17,867
250,002	Stifel Financial Corp.*	11,878

		38,959

CHEMICALS—4.0%
157,795	Scotts Miracle-Gro Co.	9,348
240,405	Valspar Corp.	19,751

		29,099

CONSUMER FINANCE—1.4%
208,274	Cash America International Inc.	10,237

ELECTRICAL EQUIPMENT—4.4%
294,620	EnerSys	18,502
374,090	Franklin Electric Co. Inc.	13,969

		32,471

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—8.2%
473,008	Checkpoint Systems Inc.*	6,272
174,413	Coherent Inc.*	11,363
402,491	FLIR Systems Inc.	13,495
194,502	Itron Inc.*	7,572
137,653	Littelfuse Inc.	13,427
308,958	Sanmina Corp.*	7,746

		59,875

ENERGY EQUIPMENT & SERVICES—6.6%
281,131	Bristow Group Inc.	20,776
129,085	Core Laboratories NV	18,011
809,128	Newpark Resources Inc.*	9,248

		48,035

GAS UTILITIES—3.3%
194,214	South Jersey Industries Inc.	11,389
263,588	WGL Holdings Inc.	12,388

		23,777

HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
389,042	Cantel Medical Corp.	16,495

HEALTH CARE PROVIDERS & SERVICES—6.9%
143,005	Centene Corp.*	13,252
403,182	Healthways Inc.*	6,249
271,974	MEDNAX Inc.*	16,980
287,545	Molina Healthcare Inc.*	13,986

		50,467

HOTELS, RESTAURANTS & LEISURE—2.9%
252,155	International Speedway Corp.	7,900
243,860	Life Time Fitness Inc.*	13,600

		21,500

HOUSEHOLD DURABLES—1.3%
255,325	Meritage Homes Corp.*	9,393

INSURANCE—9.7%
505,874	American Equity Investment Life Holding Co.	13,057
226,680	Horace Mann Educators Corp.	6,893
316,710	Protective Life Corp.	22,068
172,995	Reinsurance Group of America Inc.	14,575
173,569	State Auto Financial Corp.	3,633
331,435	United Fire Group Inc.	10,765

		70,991

IT SERVICES—3.8%
182,930	Global Payments Inc.	14,726
767,012	Sapient Corp.*	13,285

		28,011

LIFE SCIENCES TOOLS & SERVICES—1.5%
141,430	Covance Inc.*	11,300

MACHINERY—5.5%
200,499	Albany International Corp.	7,575
167,645	Snap-on Inc.	22,152
242,980	Timken Co.	10,446

		40,173

52

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

METALS & MINING—0.7%
121,502	Timkensteel Corp.	$4,931

OIL, GAS & CONSUMABLE FUELS—1.3%
109,178	ONEOK Inc.	6,435
489,558	Swift Energy Co.*	3,353

		9,788

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.8%
729,783	First Potomac Realty Trust	9,122
828,508	Medical Properties Trust Inc.	11,177

		20,299

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.4%
279,149	Cabot Microelectronics Corp.*	13,464
1,004,219	Entegris Inc.*	13,637
288,305	Monolithic Power Systems Inc.	12,740

		39,841

SOFTWARE—0.7%
334,280	Epiq Systems Inc.	5,362

THRIFTS & MORTGAGE FINANCE—0.8%
451,845	Astoria Financial Corp.	5,942

TRADING COMPANIES & DISTRIBUTORS—4.4%
291,815	CAI International Inc.*	6,143
271,272	GATX Corp.	17,199
201,211	TAL International Group Inc.*	8,678

		32,020

WIRELESS TELECOMMUNICATION SERVICES—2.0%
131,295	SBA Communications Corp.*	14,748

TOTAL COMMON STOCKS (Cost $437,873)		694,541

SHORT-TERM INVESTMENTS—5.6%
(Cost $41,286)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$41,286	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $42,115)	41,286

TOTAL INVESTMENTS—100.5% (Cost $479,159)		735,827

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.5)%		(3,621)

TOTAL NET ASSETS—100.0%		$732,206

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $41,286 are classified as Level 2. All other holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013 and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

53

[THIS PAGE INTENTIONALLY LEFT BLANK]

54

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2014

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$15,725,960	$617,829	$478,904	$47,519	$185,597	$265,145	$479,159
Investments, at value (including securities loaned of $164,758, $0, $0, $0, $0, $0, $0)	$24,821,174	$709,919	$587,722	$47,538	$233,488	$298,259	$694,541
Repurchase agreements	414,821	11,967	27,312	1,805	9,963	9,683	41,286
Cash	1	1	—	1	1	1	1
Receivables for:
Investments sold	94,281	10,363	9,452	422	—	340	—
Capital shares sold	34,191	244	109	19,701	195	934	500
Dividends	6,931	457	111	—	334	245	306
Securities lending income	2	—	—	—	—	—	—
Withholding tax	571	—	—	—	21	—	—
Prepaid registration fees	26	22	17	1	16	14	13
Other assets	515	24	20	17	16	3	32
Total Assets	25,372,513	732,997	624,743	69,485	244,034	309,479	736,679
LIABILITIES
Payables for:
Investments purchased	127,354	2,940	5,431	9,585	—	6,868	3,320
Capital shares reacquired	35,909	650	467	10	140	623	598
Collateral for securities loaned	169,566	—	—	—	—	—	—
Accrued expenses:
Management fees	11,624	445	377	23	119	173	433
12b-1 fees	508	86	3	1	8	21	5
Transfer agent fees	1,402	39	32	2	14	22	36
Trustees’ fees and expenses	127	4	3	—	2	1	3
Other	1,284	64	38	7	39	25	78
Total Liabilities	347,774	4,228	6,351	9,628	322	7,733	4,473
NET ASSETS	$25,024,739	$728,769	$618,392	$59,857	$243,712	$301,746	$732,206
Net Assets Consist of:
Paid-in capital	$14,077,586	$514,081	$393,920	$57,999	$170,378	$254,900	$451,949
Accumulated undistributed net investment income/(loss)	10,962	(767)	(345)	—	974	1,772	731
Accumulated net realized gain/(loss)	1,426,201	111,400	88,687	34	14,507	2,277	22,858
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	9,509,990	104,055	136,130	1,824	57,853	42,797	256,668
	$25,024,739	$728,769	$618,392	$59,857	$243,712	$301,746	$732,206
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$22,531,379	$306,371	$603,476	$57,779	$202,596	$195,247	$709,251
Shares of beneficial interest[1]	363,570	26,815	39,057	5,363	16,557	9,606	26,101
Net asset value per share[2]	$61.97	$11.43	$15.45	$10.77	$12.24	$20.32	$27.17
Administrative Class
Net assets	$582,430	$384,511	$650	$269	$20,927	$14,775	$5,690
Shares of beneficial interest[1]	9,488	34,500	43	25	1,712	721	210
Net asset value per share[2]	$61.39	$11.15	$14.89	$10.75	$12.23	$20.47	$27.05
Investor Class
Net assets	$1,910,930	$37,887	$14,266	$1,809	$20,189	$91,724	$17,265
Shares of beneficial interest[1]	31,451	3,461	987	168	1,638	4,524	648
Net asset value per share[2]	$60.76	$10.95	$14.47	$10.74	$12.33	$20.27	$26.63

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2014

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund[a]	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
Investment Income
Dividends	$180,299	$3,820	$3,412	$39	$4,477	$4,176	$6,883
Net securities lending income	67	—	—	—	—	—	—
Interest	(2)	7	—	—	—	—	—
Foreign taxes withheld	(4,099)	(31)	(8)	—	(50)	—	(33)
Total Investment Income	176,265	3,796	3,404	39	4,427	4,176	6,850
Operating Expenses
Management fees	140,063	5,742	4,718	128	1,368	1,373	4,414
12b-1 fees:
Administrative Class	1,408	1,002	2	1	45	22	21
Investor Class	4,756	96	48	2	34	140	44
Shareholder communications	1,302	35	17	16	6	17	49
Custodian fees	557	84	41	30	23	40	29
Transfer agent fees:
Institutional Class	12,526	196	366	10	118	71	338
Administrative Class	339	240	—	—	11	5	5
Investor Class	3,424	69	34	1	24	101	31
Professional fees	451	18	13	23	5	11	12
Trustees’ fees and expenses	540	17	14	—	5	4	13
Registration fees	198	42	42	61	40	63	58
Miscellaneous	165	16	14	6	11	10	14
Total expenses	165,729	7,557	5,309	278	1,690	1,857	5,028
Management fees waived	(5,584)	—	—	—	—	—	—
Transfer agent fees waived	(837)	(30)	(23)	(1)	(8)	(6)	(21)
Other expenses reimbursed	—	—	—	(119)	(38)	—	—
Custodial expense reductions	(1)	—	—	—	—	—	—
Net expenses	159,307	7,527	5,286	158	1,644	1,851	5,007
Net Investment Income/(Loss)	16,958	(3,731)	(1,882)	(119)	2,783	2,325	1,843
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,756,224	131,792	107,104	153	20,500	6,118	27,355
Foreign currency transactions	(356)	(9)	(1)	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	1,865,743	(24,102)	(28,149)	1,824	5,612	18,654	34,941
Translations of assets and liabilities in foreign currencies	(41)	(3)	—	—	(1)	—	—
Net gain/(loss) on investment transactions	3,621,570	107,678	78,954	1,977	26,111	24,772	62,296
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,638,528	$103,947	$77,072	$1,858	$28,894	$27,097	$64,139

a	For the period February 1, 2014 (inception) through October 31, 2014.

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$16,958	$58,173	$(3,731)	$(2,969)	$(1,882)	$1,198
Net realized gain/(loss) on investments	1,755,868	1,036,014	131,783	132,070	107,103	87,720
Change in net unrealized appreciation/(depreciation) of investments	1,865,702	4,297,597	(24,105)	53,840	(28,149)	106,948
Net increase/(decrease) in assets resulting from operations	3,638,528	5,391,784	103,947	182,941	77,072	195,866
Distributions to Shareholders
Net investment income:
Institutional Class	(15,907)	(59,908)	—	—	—	(1,529)
Administrative Class	—	(777)	—	—	—	—
Investor Class	—	(1,012)	—	—	—	(1)
Net realized gain on investments:
Institutional Class	(609,875)	—	(50,232)	(5,741)	(79,831)	(23,731)
Administrative Class	(19,050)	—	(64,976)	(6,502)	(92)	(52)
Investor Class	(56,815)	—	(5,715)	(758)	(3,394)	(949)
Total distributions to shareholders	(701,647)	(61,697)	(120,923)	(13,001)	(83,317)	(26,262)
Net Increase/(Decrease) Derived from Capital Share Transactions	327,523	(279,896)	(21,916)	(38,287)	(1,503)	(38,533)
Net increase/(decrease) in net assets	3,264,404	5,050,191	(38,892)	131,653	(7,748)	131,071
Net Assets
Beginning of period	21,760,335	16,710,144	767,661	636,008	626,140	495,069
End of period*	$25,024,739	$21,760,335	$728,769	$767,661	$618,392	$626,140
* Includes accumulated undistributed net investment income/(loss) of:	$10,962	$12,219	$(767)	$(814)	$(345)	$(451)

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
February 1, 2014[a] through October 31, 2014	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013

$(119)	$2,783	$2,539	$2,325	$1,453	$1,843	$2,362
153	20,500	8,403	6,118	2,405	27,355	92,392

1,824	5,611	35,400	18,654	23,813	34,941	79,586

1,858	28,894	46,342	27,097	27,671	64,139	174,340

—	(2,274)	(1,975)	(938)	(1,357)	(866)	(4,690)
—	(153)	(94)	(37)	(27)	—	(81)
—	(110)	(161)	(253)	(63)	—	(80)

—	—	—	—	—	(78,923)	(5,816)
—	—	—	—	—	(1,842)	(142)
—	—	—	—	—	(2,726)	(169)
—	(2,537)	(2,230)	(1,228)	(1,447)	(84,357)	(10,978)

57,999	12,586	1,453	170,907	10,834	203,316	(109,960)
59,857	38,943	45,565	196,776	37,058	183,098	53,402

—	204,769	159,204	104,970	67,912	549,108	495,706
$59,857	$243,712	$204,769	$301,746	$104,970	$732,206	$549,108

$—	$974	$994	$1,772	$903	$731	$321

58

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$3,928,001	$4,522,649	$58,686	$69,153	$60,651	$85,629
Reinvested distributions	567,665	53,527	42,529	4,642	79,239	24,858
Cost of shares reacquired	(3,964,601)	(4,581,972)	(113,076)	(111,906)	(132,533)	(146,619)
Cost of shares reacquired through redemption in-kind	—	(106,127)	—	—	—	—
Net increase/(decrease) in net assets	$531,065	$(111,923)	$(11,861)	$(38,111)	$7,357	$(36,132)
Administrative Class
Net proceeds from sale of shares	$170,506	$147,014	$66,064	$78,488	$308	$194
Reinvested distributions	17,667	724	64,971	6,502	92	52
Cost of shares reacquired	(289,016)	(297,280)	(144,294)	(78,522)	(378)	(959)
Net increase/(decrease) in net assets	$(100,843)	$(149,542)	$(13,259)	$6,468	$22	$(713)
Investor Class
Net proceeds from sale of shares	$533,477	$450,455	$15,864	$9,745	$2,402	$5,085
Reinvested distributions	55,284	987	5,686	755	3,394	949
Cost of shares reacquired	(691,460)	(469,873)	(18,346)	(17,144)	(14,678)	(7,722)
Net increase/(decrease) in net assets	$(102,699)	$(18,431)	$3,204	$(6,644)	$(8,882)	$(1,688)
SHARES
Institutional Class
Shares sold	67,993	98,009	5,330	6,685	4,070	6,580
Shares issued due to reinvestment of distributions	10,403	1,264	4,113	500	5,561	2,130
Shares reacquired	(68,834)	(98,849)	(10,160)	(10,713)	(8,817)	(10,654)
Shares reacquired through redemption in-kind	—	(2,414)	—	—	—	—
Net increase/(decrease) in shares outstanding	9,562	(1,990)	(717)	(3,528)	814	(1,944)
Beginning of period	354,008	355,998	27,532	31,060	38,243	40,187
End of period	363,570	354,008	26,815	27,532	39,057	38,243
Administrative Class
Shares sold	2,970	3,261	6,075	7,621	21	15
Shares issued due to reinvestment of distributions	326	17	6,426	712	7	4
Shares reacquired	(5,106)	(6,498)	(13,410)	(7,734)	(26)	(75)
Net increase/(decrease) in shares outstanding	(1,810)	(3,220)	(909)	599	2	(56)
Beginning of period	11,298	14,518	35,409	34,810	41	97
End of period	9,488	11,298	34,500	35,409	43	41
Investor Class
Shares sold	9,438	9,887	1,425	993	171	390
Shares issued due to reinvestment of distributions	1,030	24	572	83	253	86
Shares reacquired	(12,106)	(10,172)	(1,657)	(1,698)	(1,065)	(589)
Net increase/(decrease) in shares outstanding	(1,638)	(261)	340	(622)	(641)	(113)
Beginning of period	33,089	33,350	3,121	3,743	1,628	1,741
End of period	31,451	33,089	3,461	3,121	987	1,628

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

59

Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
February 1, 2014[a] through October 31, 2014	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013

$57,098	$70,327	$41,124	$130,475	$16,385	$301,727	$135,511
—	2,260	1,959	932	1,356	57,931	7,402
(1,104)	(72,033)	(41,014)	(36,420)	(21,909)	(151,725)	(251,819)
—	—	—	—	—	—	—
$55,994	$554	$2,069	$94,987	$(4,168)	$207,933	$(108,906)

$867	$6,902	$4,596	$12,352	$1,994	$960	$5,172
—	153	94	37	27	1,842	222
(601)	(1,611)	(1,603)	(2,151)	(352)	(8,339)	(5,402)
$266	$5,444	$3,087	$10,238	$1,669	$(5,537)	$(8)

$1,843	$14,132	$18,555	$94,776	$15,261	$3,254	$3,354
—	108	160	251	63	2,696	247
(104)	(7,652)	(22,418)	(29,345)	(1,991)	(5,030)	(4,647)
$1,739	$6,588	$(3,703)	$65,682	$13,333	$920	$(1,046)

5,472	5,900	4,143	6,739	1,062	11,609	5,390
—	198	213	52	106	2,345	337
(109)	(6,067)	(4,293)	(1,885)	(1,497)	(5,836)	(9,836)
—	—	—	—	—	—	—
5,363	31	63	4,906	(329)	8,118	(4,109)
—	16,526	16,463	4,700	5,029	17,983	22,092
5,363	16,557	16,526	9,606	4,700	26,101	17,983

84	596	477	634	118	37	222
—	13	10	2	2	74	10
(59)	(138)	(166)	(112)	(22)	(324)	(221)
25	471	321	524	98	(213)	11
—	1,241	920	197	99	423	412
25	1,712	1,241	721	197	210	423

178	1,179	2,049	4,919	979	127	136
—	9	18	14	5	111	11
(10)	(641)	(2,264)	(1,510)	(127)	(199)	(194)
168	547	(197)	3,423	857	39	(47)
—	1,091	1,288	1,101	244	609	656
168	1,638	1,091	4,524	1,101	648	609

60

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$54.71	$41.44	$38.34	$34.73	$30.30
Income from Investment Operations
Net investment income/(loss)[a]	0.06	0.16	0.07	0.05	0.08
Net realized and unrealized gains/(losses) on investments	8.98	13.28	3.07	3.64	4.44
Total from investment operations	9.04	13.44	3.14	3.69	4.52
Less Distributions
Dividends from net investment income	(0.05)	(0.17)	(0.04)	(0.08)	(0.09)
Distributions from net realized capital gains[1]	(1.73)	—	—	—	—
Total distributions	(1.78)	(0.17)	(0.04)	(0.08)	(0.09)
Net asset value end of period	61.97	54.71	41.44	38.34	34.73
Net assets end of period (000s)	$22,531,379	$19,366,148	$14,752,873	$10,682,886	$8,961,461
Ratios and Supplemental Data (%)
Total return[b]	16.95%	32.55%	8.21%	10.63%	14.93%
Ratio of total expenses to average net assets[2]	0.67	0.68	0.68	0.68	0.70
Ratio of net expenses to average net assets[a]	0.65	0.65	0.66	0.66	0.68
Ratio of net investment income/(loss) to average net assets[a]	0.11	0.35	0.20	0.14	0.24
Portfolio turnover	34	48	41	53	68

HARBOR MID CAP GROWTH FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$11.76	$9.22	$8.46	$7.82	$6.20
Income from Investment Operations
Net investment income/(loss)[a]	(0.04)	(0.03)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gains/(losses) on investments	1.55	2.76	0.78	0.67	1.64
Total from investment operations	1.51	2.73	0.76	0.64	1.62
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains[1]	(1.84)	(0.19)	—	—	—
Total distributions	(1.84)	(0.19)	—	—	—
Net asset value end of period	11.43	11.76	9.22	8.46	7.82
Net assets end of period (000s)	$306,371	$323,666	$286,490	$345,875	$298,295
Ratios and Supplemental Data (%)
Total return[b]	14.45%	30.13%	8.98%	8.18%	26.13%
Ratio of total expenses to average net assets[2]	0.84	0.84	0.85	0.86	0.89
Ratio of net expenses to average net assets[a]	0.83	0.84	0.85	0.85	0.87
Ratio of net investment income/(loss) to average net assets[a]	(0.34)	(0.27)	(0.31)	(0.34)	(0.29)
Portfolio turnover	95	111	123	111	117

See page 67 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class						Investor Class
2014	2013	2012		2011	2010	2014	2013	2012	2011	2010
$54.29	$41.12	$38.09		$34.52	$30.13	$53.82	$40.79	$37.83	$34.32	$29.97

(0.11)	0.02	—	*,f	(0.03)	0.01	(0.17)	(0.01)	0.02	(0.09)	(0.01)
8.94	13.21	3.03		3.60	4.40	8.84	13.07	2.94	3.60	4.36
8.83	13.23	3.03		3.57	4.41	8.67	13.06	2.96	3.51	4.35

—	(0.06)	—		—	(0.02)	—	(0.03)	—	—	—
(1.73)	—	—		—	—	(1.73)	—	—	—	—
(1.73)	(0.06)	—		—	(0.02)	(1.73)	(0.03)	—	—	—
61.39	54.29	41.12		38.09	34.52	60.76	53.82	40.79	37.83	34.32
$582,430	$613,413	$597,023		$487,025	$413,057	$1,910,930	$1,780,774	$1,360,248	$785,328	$862,043

16.69%	32.21%	7.95%		10.34%	14.65%	16.53%	32.04%	7.82%	10.23%	14.51%
0.92	0.93	0.93		0.93	0.95	1.04	1.05	1.05	1.05	1.07
0.90	0.90	0.91		0.91	0.93	1.02	1.02	1.03	1.03	1.05
(0.14)	0.11	(0.04)		(0.10)	(0.01)	(0.26)	(0.03)	(0.18)	(0.22)	(0.14)
34	48	41		53	68	34	48	41	53	68

Administrative Class						Investor Class
2014	2013	2012		2011	2010	2014	2013	2012	2011	2010
$11.54	$9.08	$8.35		$7.74	$6.15	$11.37	$8.96	$8.25	$7.66	$6.09

(0.07)	(0.05)	(0.06)		(0.05)	(0.04)	(0.05)	(0.12)	(0.09)	(0.11)	(0.06)
1.52	2.70	0.79		0.66	1.63	1.47	2.72	0.80	0.70	1.63
1.45	2.65	0.73		0.61	1.59	1.42	2.60	0.71	0.59	1.57

—	—	—		—	—	—	—	—	—	—
(1.84)	(0.19)	—		—	—	(1.84)	(0.19)	—	—	—
(1.84)	(0.19)	—		—	—	(1.84)	(0.19)	—	—	—
11.15	11.54	9.08		8.35	7.74	10.95	11.37	8.96	8.25	7.66
$384,511	$408,494	$315,975		$325,525	$287,256	$37,887	$35,501	$33,543	$35,830	$49,035

14.16%	29.70%	8.74%		7.88%	25.85%	14.09%	29.54%	8.61%	7.70%	25.78%
1.09	1.09	1.10		1.11	1.14	1.21	1.21	1.22	1.23	1.26
1.08	1.09	1.10		1.10	1.12	1.20	1.21	1.22	1.22	1.24
(0.59)	(0.52)	(0.55)		(0.59)	(0.54)	(0.71)	(0.63)	(0.68)	(0.69)	(0.66)
95	111	123		111	117	95	111	123	111	117

62

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$15.72	$11.81	$12.07	$11.88	$8.86
Income from Investment Operations
Net investment income/(loss)[a]	(0.05)	0.03	(0.02)	(0.04)	(0.05)
Net realized and unrealized gains/(losses) on investments	1.91	4.48	0.74	0.65	3.07
Total from investment operations	1.86	4.51	0.72	0.61	3.02
Less Distributions
Dividends from net investment income	—	(0.04)	—	—	—
Distributions from net realized capital gains[1]	(2.13)	(0.56)	(0.98)	(0.42)	—
Total distributions	(2.13)	(0.60)	(0.98)	(0.42)	—
Net asset value end of period	15.45	15.72	11.81	12.07	11.88
Net assets end of period (000s)	$603,476	$601,255	$474,417	$428,234	$391,571
Ratios and Supplemental Data (%)
Total return[b]	12.94%	39.90%	6.88%	5.00%	34.09%
Ratio of total expenses to average net assets[2]	0.83	0.83	0.85	0.85	0.87
Ratio of net expenses to average net assets[a]	0.83	0.83	0.84	0.84	0.85
Ratio of net investment income/(loss) to average net assets[a]	(0.29)	0.22	(0.16)	(0.32)	(0.45)
Portfolio turnover	76	73	63	77	82

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Institutional Class		Administrative Class		Investor Class
	2014[g]		2014[g]		2014[g]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.02)		(0.09)		(0.05)
Net realized and unrealized gains/(losses) on investments	0.79		0.84		0.79
Total from investment operations	0.77		0.75		0.74
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	10.77		10.75		10.74
Net assets end of period (000s)	$57,779		$269		$1,809
Ratios and Supplemental Data (%)
Total return[b]	7.70%[c]		7.50%[c]		7.40%[c]
Ratio of total expenses to average net assets[2]	1.60	[d]	1.85	[d]	1.97	[d]
Ratio of net expenses to average net assets[a]	0.90	[d]	1.15	[d]	1.27	[d]
Ratio of net investment income/(loss) to average net assets[a]	(0.67)[d]		(0.90)[d]		(1.03)[d]
Portfolio turnover	55	[c]	55	[c]	55	[c]

See page 67 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class					Investor Class
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$15.26	$11.46	$11.77	$11.62	$8.68	$14.90	$11.22	$11.57	$11.44	$8.56

0.54 [f]	(7.68)[f]	(5.65)[f]	(0.06)	(0.07)	(0.51)	(0.06)	(0.11)	(0.15)	(0.11)
1.22	12.04	6.32	0.63	3.01	2.21	4.30	0.74	0.70	2.99
1.76	4.36	0.67	0.57	2.94	1.70	4.24	0.63	0.55	2.88

—	—	—	—	—	—	—	—	—	—
(2.13)	(0.56)	(0.98)	(0.42)	—	(2.13)	(0.56)	(0.98)	(0.42)	—
(2.13)	(0.56)	(0.98)	(0.42)	—	(2.13)	(0.56)	(0.98)	(0.42)	—
14.89	15.26	11.46	11.77	11.62	14.47	14.90	11.22	11.57	11.44
$650	$636	$1,122	$36,936	$35,048	$14,266	$24,249	$19,530	$22,008	$25,841

12.65%	39.72%	6.61%	4.76%	33.87%	12.53%	39.50%	6.37%	4.66%	33.64%
1.08	1.08	1.10	1.10	1.12	1.20	1.20	1.22	1.22	1.24
1.08	1.08	1.09	1.09	1.10	1.20	1.20	1.21	1.21	1.22
(0.54)	0.19	(0.74)	(0.54)	(0.70)	(0.66)	(0.16)	(0.55)	(0.59)	(0.82)
76	73	63	77	82	76	73	63	77	82

64

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR LARGE CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012[e]	2011	2010
Net asset value beginning of period	$10.85	$8.52	$7.44	$7.19	$6.63
Income from Investment Operations
Net investment income/(loss)[a]	0.15	0.14	0.21	0.12	0.11
Net realized and unrealized gains/(losses) on investments	1.37	2.31	1.06	0.25	0.55
Total from investment operations	1.52	2.45	1.27	0.37	0.66
Less Distributions
Dividends from net investment income	(0.13)	(0.12)	(0.19)	(0.12)	(0.10)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.13)	(0.12)	(0.19)	(0.12)	(0.10)
Net asset value end of period	12.24	10.85	8.52	7.44	7.19
Net assets end of period (000s)	$202,596	$179,382	$140,323	$261,032	$304,723
Ratios and Supplemental Data (%)
Total return[b]	14.13%	29.06%	17.41%	5.14%	10.02%
Ratio of total expenses to average net assets[2]	0.70	0.71	0.72	0.71	0.74
Ratio of net expenses to average net assets[a]	0.68	0.68	0.68	0.68	0.68
Ratio of net investment income to average net assets[a]	1.26	1.43	1.88	1.63	1.63
Portfolio turnover	32	26	125	43	49

HARBOR MID CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$17.50	$12.64	$11.19	$11.00	$9.07
Income from Investment Operations
Net investment income/(loss)[a]	0.18	0.28	0.22	0.14	0.14
Net realized and unrealized gains/(losses) on investments	2.84	4.86	1.38	0.17	1.93
Total from investment operations	3.02	5.14	1.60	0.31	2.07
Less Distributions
Dividends from net investment income	(0.20)	(0.28)	(0.15)	(0.12)	(0.14)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.20)	(0.28)	(0.15)	(0.12)	(0.14)
Net asset value end of period	20.32	17.50	12.64	11.19	11.00
Net assets end of period (000s)	$195,247	$82,231	$63,551	$56,428	$48,659
Ratios and Supplemental Data (%)
Total return[b]	17.39%	41.48%	14.50%	2.81%	23.08%
Ratio of total expenses to average net assets[2]	0.89	0.93	0.99	1.08	1.05
Ratio of net expenses to average net assets[a]	0.89	0.93	0.95	0.95	0.95
Ratio of net investment income to average net assets[a]	1.40	1.87	1.79	1.21	1.33
Portfolio turnover	13	18	37	32	28

See page 67 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class						Investor Class
2014	2013	2012[e]		2011	2010	2014	2013	2012[e]	2011	2010
$10.85	$8.51	$7.43		$7.19	$6.61	$10.94	$8.59	$7.49	$7.24	$6.67

0.15	0.16 [f]	—	*,f	0.11	0.10	0.13	0.09	0.13	0.05	0.09
1.34	2.27	1.25		0.23	0.55	1.35	2.34	1.13	0.29	0.55
1.49	2.43	1.25		0.34	0.65	1.48	2.43	1.26	0.34	0.64

(0.11)	(0.09)	(0.17)		(0.10)	(0.07)	(0.09)	(0.08)	(0.16)	(0.09)	(0.07)
—	—	—		—	—	—	—	—	—	—
(0.11)	(0.09)	(0.17)		(0.10)	(0.07)	(0.09)	(0.08)	(0.16)	(0.09)	(0.07)
12.23	10.85	8.51		7.43	7.19	12.33	10.94	8.59	7.49	7.24
$20,927	$13,453	$7,823		$23,251	$18,369	$20,189	$11,934	$11,058	$8,603	$26,370

13.78%	28.76%	17.15%		4.74%	9.93%	13.62%	28.52%	17.04%	4.67%	9.65%
0.95	0.96	0.97		0.96	0.99	1.07	1.08	1.09	1.09	1.11
0.93	0.93	0.93		0.93	0.93	1.05	1.05	1.05	1.05	1.07
1.02	1.16	1.59		1.37	1.41	0.88	1.04	1.41	1.27	1.28
32	26	125		43	49	32	26	125	43	49

Administrative Class						Investor Class
2014	2013	2012		2011	2010	2014	2013	2012	2011	2010
$17.64	$12.74	$11.28		$11.10	$9.04	$17.49	$12.63	$11.17	$10.99	$9.07

0.25	0.23	0.18		0.12	0.35	0.17	0.13	0.20	0.11	0.07
2.75	4.92	1.40		0.17	1.71	2.78	4.96	1.35	0.16	1.96
3.00	5.15	1.58		0.29	2.06	2.95	5.09	1.55	0.27	2.03

(0.17)	(0.25)	(0.12)		(0.11)	—	(0.17)	(0.23)	(0.09)	(0.09)	(0.11)
—	—	—		—	—	—	—	—	—	—
(0.17)	(0.25)	(0.12)		(0.11)	—	(0.17)	(0.23)	(0.09)	(0.09)	(0.11)
20.47	17.64	12.74		11.28	11.10	20.27	17.49	12.63	11.17	10.99
$14,775	$3,479	$1,274		$1,114	$940	$91,724	$19,260	$3,087	$3,794	$4,493

17.15%	41.17%	14.17%		2.61%	22.79%	16.97%	40.99%	14.06%	2.45%	22.60%
1.14	1.19	1.24		1.33	1.30	1.26	1.31	1.36	1.45	1.42
1.14	1.18	1.20		1.20	1.20	1.26	1.30	1.32	1.32	1.32
1.13	1.58	1.53		0.95	0.83	1.01	1.21	1.43	0.83	0.93
13	18	37		32	28	13	18	37	32	28

66

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$28.89	$21.41	$19.59	$17.85	$14.88
Income from Investment Operations
Net investment income/(loss)[a]	0.06	0.13	0.23	0.08	0.07
Net realized and unrealized gains/(losses) on investments	2.68	7.84	1.64	1.74	2.97
Total from investment operations	2.74	7.97	1.87	1.82	3.04
Less Distributions
Dividends from net investment income	(0.05)	(0.22)	(0.05)	(0.08)	(0.07)
Distributions from net realized capital gains[1]	(4.41)	(0.27)	—	—	—
Total distributions	(4.46)	(0.49)	(0.05)	(0.08)	(0.07)
Net asset value end of period	27.17	28.89	21.41	19.59	17.85
Net assets end of period (000s)	$709,251	$519,607	$473,100	$543,488	$611,885
Ratios and Supplemental Data (%)
Total return[b]	11.03%	37.91%	9.60%	10.17%	20.50%
Ratio of total expenses to average net assets[2]	0.84	0.84	0.86	0.86	0.88
Ratio of net expenses to average net assets[a]	0.84	0.84	0.85	0.84	0.85
Ratio of net investment income/(loss) to average net assets[a]	0.33	0.45	0.97	0.31	0.39
Portfolio turnover	13	22	14	12	12

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	Effective May 25, 2012, Harbor Large Cap Value Fund appointed Aristotle Capital Management , LLC as its Subadviser.

f	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.

g	For the period February 1, 2014 (inception) through October 31, 2014.

The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class						Investor Class
2014	2013	2012		2011	2010	2014	2013	2012	2011	2010
$28.80	$21.34	$19.52		$17.79	$14.82	$28.45	$21.08	$19.31	$17.60	$14.67

(0.12)	0.01	0.20		0.02	(0.03)	0.09	(0.09)	(0.19)[f]	(0.72)[f]	(0.06)
2.78	7.87	1.62		1.73	3.03	2.50	7.86	1.96	2.43	3.01
2.66	7.88	1.82		1.75	3.00	2.59	7.77	1.77	1.71	2.95

—	(0.15)	—	*	(0.02)	(0.03)	—	(0.13)	—	— *	(0.02)
(4.41)	(0.27)	—		—	—	(4.41)	(0.27)	—	—	—
(4.41)	(0.42)	—	*	(0.02)	(0.03)	(4.41)	(0.40)	—	— *	(0.02)
27.05	28.80	21.34		19.52	17.79	26.63	28.45	21.08	19.31	17.60
$5,690	$12,171	$8,786		$24,180	$20,185	$17,265	$17,330	$13,820	$16,461	$41,740

10.74%	37.54%	9.35%		9.84%	20.29%	10.61%	37.41%	9.17%	9.74%	20.10%
1.09	1.09	1.10		1.11	1.13	1.21	1.21	1.23	1.23	1.25
1.09	1.09	1.10		1.09	1.10	1.21	1.21	1.22	1.21	1.22
0.10	0.20	1.10		0.06	0.12	(0.04)	0.07	0.63	(0.06)	0.02
13	22	14		12	12	13	22	14	12	12

68

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2014

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios (as of December 2014). The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The Funds have adopted Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which was established to enhance disclosures pertaining to the offsetting of financial assets and liabilities or those subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 requires additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial positions. For a detailed discussion of financial assets and liabilities or those subject to an enforceable master netting arrangement or similar agreement please refer to the descriptions of Repurchase Agreements in Note 2—Significant Accounting Policies and Securities Lending in Note 3—Investment Portfolio Transactions.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts, including rights and warrants) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost to the extent amortized cost represents fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

69

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not

70

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

71

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, Harbor Mid Cap Growth Fund and Harbor Small Cap Growth Fund purchased option contracts to manage its exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written. When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, each Fund (except Harbor Small Cap Value Fund) used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

72

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2011–2013), including all positions expected to be taken upon filing the 2014 tax return, in

73

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (“ASU 2013-08”) to provide updated guidance for assessing whether an entity is an investment company and for the measurement of non-controlling ownership interests in other investment companies. The Funds have adopted ASU 2013-08 for the fiscal year ended October 31, 2014 as each follows the investment company reporting requirements under U.S. GAAP. There were no related impacts on any of the Funds’ financial statements.

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which expands secured borrowing accounting for certain repurchase agreements. ASU 2014-14 will also require additional disclosures for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-14 will become effective for interim or annual periods beginning after December 15, 2014. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2014 are as follows:

	Purchases	Sales
GROWTH FUNDS
Harbor Capital Appreciation Fund	$7,913,634	$8,517,146
Harbor Mid Cap Growth Fund	705,299	852,462
Harbor Small Cap Growth Fund	462,544	549,290
Harbor Small Cap Growth Opportunities Fund[a]	57,888	12,326
VALUE FUNDS
Harbor Large Cap Value Fund	$79,366	$69,446
Harbor Mid Cap Value Fund	194,078	23,118
Harbor Small Cap Value Fund	181,265	73,955

a	For the period, February 1, 2014 (inception) through October 31, 2014.

Securities Lending

Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the year, Harbor Capital Appreciation Fund and Harbor Large Cap Value Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable net asset value and the Fund is subject to the risk of loss on the cash collateral invested. This collateral is recognized as a liability in the Statement of Assets and Liabilities. During the term of the loan, the Fund will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Fund may

74

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in the Statement of Operations. Securities loans may be terminated at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan at the time of default by the borrower. A Fund had sought to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the fair value of the unreturned loaned securities. The value at October 31, 2014 of securities loaned and related collateral for Harbor Capital Appreciation Fund was $164,758 and $169,566, respectively. As of October 31, 2014, Harbor Large Cap Value Fund had no securities out on loan.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%[a]	0.58%
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75

a	Effective March 1, 2014 the Adviser has contractually agreed to reduce the management fee to 0.58% on assets between $5 billion and $10 billion, 0.57% on assets between $10 and $15 billion, and 0.56% on assets over $15 billion through February 28, 2015. Previously, the management fee was 0.60%, which the Adviser had contractually reduced to 0.58% on assets between $5 billion and $10 billion and 0.57% on assets over $10 billion.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Small Cap Growth Opportunities Fund and Harbor Large Cap Value Fund limiting the total expenses for Harbor Small Cap Growth Opportunities Fund to 0.90%, 1.15%, and 1.27% for the Institutional Class, Administrative Class, and Investor Class, respectively, and Harbor Large Cap Value Fund to 0.68%, 0.93% and 1.05% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2015. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent section below.

75

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional	0.06% of the average daily net assets of all Institutional shares.
Administrative	0.06% of the average daily net assets of all Administrative shares.
Investor	0.18% of the average daily net assets of all Investor shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2014. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.

Shareholders

On October 31, 2014, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	28,530	2	4	28,536	0.0%
Harbor Mid Cap Growth Fund	78,570	6	11	78,587	0.1
Harbor Small Cap Growth Fund	32,584	4	10	32,598	0.1
Harbor Small Cap Growth Opportunities Fund	1,262,376	25,000	25,000	1,312,376	23.6

76

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
VALUE FUNDS
Harbor Large Cap Value Fund	71,100	4	9	71,113	0.4%
Harbor Mid Cap Value Fund	45,451	3	6	45,460	0.3
Harbor Small Cap Value Fund	18,333	2	4	18,339	0.1

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $524 for the year ended October 31, 2014.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses, distributions from investments in real estate investment trust securities, use of equalization and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2014 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
GROWTH FUNDS
Harbor Capital Appreciation Fund	$(2,308)	$(202,639)	$204,947
Harbor Mid Cap Growth Fund	3,778	(20,048)	16,270
Harbor Small Cap Growth Fund	1,988	(16,095)	14,107
Harbor Small Cap Growth Opportunities Fund	119	(119)	—
VALUE FUNDS
Harbor Large Cap Value Fund	$(266)	$(1,649)	$1,915
Harbor Mid Cap Value Fund	(228)	3	225
Harbor Small Cap Value Fund	(567)	(2,422)	2,989

77

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The tax composition of each Fund’s distributions is as follows:

	As of October 31, 2014			As of October 31, 2013
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$15,880	$685,767	$701,647	$61,697	$—	$61,697
Harbor Mid Cap Growth Fund	44,308	76,615	120,923	—	13,001	13,001
Harbor Small Cap Growth Fund	16,088	67,229	83,317	1,530	24,732	26,262
Harbor Small Cap Growth Opportunities Fund	—	—	—	N/A	N/A	N/A
VALUE FUNDS
Harbor Large Cap Value Fund	$2,537	$—	$2,537	$2,230	$—	$2,230
Harbor Mid Cap Value Fund	1,228	—	1,228	1,447	—	1,447
Harbor Small Cap Value Fund	7,977	76,380	84,357	4,851	6,127	10,978

As of October 31, 2014, the components of each Fund’s distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$11,389	$1,518,225	$9,417,964
Harbor Mid Cap Growth Fund	15,041	97,125	102,540
Harbor Small Cap Growth Fund	18,180	71,902	134,407
Harbor Small Cap Growth Opportunities Fund	332	—	1,526
VALUE FUNDS
Harbor Large Cap Value Fund	$983	$15,619	$56,741
Harbor Mid Cap Value Fund	1,773	2,157	42,916
Harbor Small Cap Value Fund	1,650	23,370	255,260

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2014, none of the Funds had capital loss carryforwards or late-year ordinary loss carryforwards for federal tax purposes.

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2014 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$15,817,986	$9,466,213	$(48,204)	$9,418,009
Harbor Mid Cap Growth Fund	617,848	117,528	(13,490)	104,038
Harbor Small Cap Growth Fund	480,627	144,037	(9,630)	134,407
Harbor Small Cap Growth Opportunities Fund	47,817	2,828	(1,302)	1,526
VALUE FUNDS
Harbor Large Cap Value Fund	$186,709	$58,123	$(1,381)	$56,742
Harbor Mid Cap Value Fund	265,024	50,596	(7,678)	42,918
Harbor Small Cap Value Fund	480,566	263,069	(7,808)	255,261

78

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the year ended October 31, 2014, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds. The derivatives held by each Fund are not subject to master netting arrangements.

Derivative Instruments

At October 31, 2014, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:

HARBOR MID CAP GROWTH FUND
Statement of Assets and Liabilities Caption	Equity Contracts
Assets
Investments at value (rights/warrants)	$173

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2014, were:

HARBOR MID CAP GROWTH FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$454

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Investments (rights/warrants)	$141

HARBOR SMALL CAP GROWTH FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$(22)

NOTE 7—LEGAL PROCEEDINGS

Tribune Company

Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiffs have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.

All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. On September 30, 2013, the plaintiffs filed a notice of appeal

79

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—LEGAL PROCEEDINGS —Continued

of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. These appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the shareholder defendants filed their global motion to dismiss Count I. The Court has not yet issued a decision on the motion. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

Lyondell Chemical Company

In October 2011, Harbor Capital received subpoenas in connection with two cases: Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Co.), No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”) and Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”). Both cases, and a related case entitled Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), arise out of the bankruptcy of Lyondell Chemical Company (“Lyondell”), shares of which were previously owned by Harbor Mid Cap Value Fund. Similar to the claims made in the Tribune matter, these actions seek to have set aside and recovered as fraudulent transfers from former Lyondell shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

The Litigation Trust action and the Reichman action name classes of defendants of persons or entities that received proceeds from the Lyondell merger transaction, and the Creditor Trust action names hundreds of anonymously identified defendants. Because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received proceeds from the Lyondell merger transaction, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative classes in the Litigation Trust action or Reichman action. It may also be one of the anonymously identified defendants in the Creditor Trust action.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify the defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 2, 2014, the Bankruptcy Court issued a case management order. Under the terms of the order, the defendants were permitted to file an “omnibus” motion to dismiss the complaints in all of the Lyondell actions on July 30, 2014. The omnibus motion was limited to grounds for dismissal that are applicable to all defendants in such action. No potential defense (including, without limitation, lack of personal jurisdiction, insufficiency of service of process, or any other non-omnibus ground for dismissal of the complaint in any or all of the actions) shall be waived by a defendant’s failure to assert any such potential defense in an omnibus motion to dismiss.

On July 30, 2014, the defendants filed a motion to dismiss all of the Lyondell lawsuits pursuant to the Bankruptcy Court’s July 2, 2014 order. The Court will hold an oral argument on the motions to dismiss and on the motion for class certification on January 14, and, if necessary, January 15, 2015. The Court further ordered that, with certain exceptions, all discovery in the actions shall be stayed until the briefing of the class certification motion has concluded. Limited discovery may begin promptly after the completion of all briefing on the class certification motion in late December 2014.

80

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—LEGAL PROCEEDINGS—Continued

None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund received approximately $1,439 in cash proceeds from the cash out merger. Harbor Mid Cap Value Fund’s cost basis in the shares of Lyondell was approximately $931. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

NOTE 8—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

81

Harbor Domestic Equity Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund (seven of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2014, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund of the Harbor Funds at October 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 22, 2014

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Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2014)	Ending Account Value (October 31, 2014)
Harbor Capital Appreciation Fund
Institutional Class	0.65%
Actual		$3.48	$1,000	$1,120.80
Hypothetical (5% return)		3.31	1,000	1,021.85
Administrative Class	0.90%
Actual		$4.81	$1,000	$1,119.40
Hypothetical (5% return)		4.58	1,000	1,020.55
Investor Class	1.02%
Actual		$5.45	$1,000	$1,118.80
Hypothetical (5% return)		5.19	1,000	1,019.93
Harbor Mid Cap Growth Fund
Institutional Class	0.83%
Actual		$4.35	$1,000	$1,081.40
Hypothetical (5% return)		4.23	1,000	1,020.92
Administrative Class	1.08%
Actual		$5.66	$1,000	$1,080.40
Hypothetical (5% return)		5.50	1,000	1,019.62
Investor Class	1.20%
Actual		$6.29	$1,000	$1,078.80
Hypothetical (5% return)		6.11	1,000	1,019.00

83

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FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2014)	Ending Account Value (October 31, 2014)
Harbor Small Cap Growth Fund
Institutional Class	0.83%
Actual		$4.31	$1,000	$1,062.60
Hypothetical (5% return)		4.23	1,000	1,020.92
Administrative Class	1.08%
Actual		$5.61	$1,000	$1,061.30
Hypothetical (5% return)		5.50	1,000	1,019.62
Investor Class	1.20%
Actual		$6.23	$1,000	$1,060.90
Hypothetical (5% return)		6.11	1,000	1,019.00
Harbor Small Cap Growth Opportunities Fund
Institutional Class	0.90%
Actual		$4.66	$1,000	$1,053.80
Hypothetical (5% return)		4.58	1,000	1,020.55
Administrative Class	1.15%
Actual		$5.95	$1,000	$1,052.90
Hypothetical (5% return)		5.85	1,000	1,019.26
Investor Class	1.27%
Actual		$6.57	$1,000	$1,051.90
Hypothetical (5% return)		6.46	1,000	1,018.64
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.52	$1,000	$1,050.20
Hypothetical (5% return)		3.47	1,000	1,021.69
Administrative Class	0.93%
Actual		$4.81	$1,000	$1,049.10
Hypothetical (5% return)		4.74	1,000	1,020.40
Investor Class	1.05%
Actual		$5.42	$1,000	$1,047.50
Hypothetical (5% return)		5.35	1,000	1,019.78
Harbor Mid Cap Value Fund
Institutional Class	0.89%
Actual		$4.61	$1,000	$1,055.00
Hypothetical (5% return)		4.53	1,000	1,020.61
Administrative Class	1.14%
Actual		$5.91	$1,000	$1,054.10
Hypothetical (5% return)		5.80	1,000	1,019.31
Investor Class	1.26%
Actual		$6.52	$1,000	$1,053.00
Hypothetical (5% return)		6.41	1,000	1,018.69

84

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2014)	Ending Account Value (October 31, 2014)
Harbor Small Cap Value Fund
Institutional Class	0.84%
Actual		$4.37	$1,000	$1,066.70
Hypothetical (5% return)		4.28	1,000	1,020.86
Administrative Class	1.09%
Actual		$5.67	$1,000	$1,065.80
Hypothetical (5% return)		5.55	1,000	1,019.57
Investor Class	1.21%
Actual		$6.30	$1,000	$1,065.20
Hypothetical (5% return)		6.16	1,000	1,018.95
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

85

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Percentage of Distribution
GROWTH FUNDS
Harbor Capital Appreciation Fund	100%
Harbor Mid Cap Growth Fund	16
Harbor Small Cap Growth Fund	16
Harbor Small Cap Growth Opportunities Fund	11
VALUE FUNDS
Harbor Large Cap Value Fund	100%
Harbor Mid Cap Value Fund	100
Harbor Small Cap Value Fund	100

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2014:

Amount (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$888,708
Harbor Mid Cap Growth Fund	90,703
Harbor Small Cap Growth Fund	78,529
VALUE FUNDS
Harbor Large Cap Value Fund	1,649
Harbor Mid Cap Value Fund	114
Harbor Small Cap Value Fund	$79,116

For the fiscal year ended October 31, 2014, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2014 will receive a Form 1099-DIV in January 2015 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

86

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

87

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2014)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (51) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011-Present); Trustee, Berkshire School (2014-Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), Managing Director and Co- Head, Fixed Income Portfolio Management Group, and Head, Global Credit Research (2000-2006), Managing Director and Portfolio Manager, (1990-2000); Vice President, Fixed Income Research, Credit Suisse Group Ltd. (1988-1990); Vice President, Fixed Income Research, First Boston Corporation (1985-1988).	29	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (76) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (67) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (56) Trustee	Since 2014	Senior Executive Vice President, Columbia University (2002-Present); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005–Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; and Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

88

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Rodger F. Smith (73) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None

Ann M. Spruill (60) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (68)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (45) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (43) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (39) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins, (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (55) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Jodie L. Crotteau (42) Assistant Secretary	Since 2014	Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

Susan A. DeRoche (63) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (46) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

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THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

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Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bloomberg Commodity Index Total ReturnSM (formerly known as Dow Jones—UBS Commodity Index Total ReturnSM)—The Bloomberg Commodity Index Total ReturnSM is composed of futures contracts on physical commodities. No single commodity may constitute less than 2% or more than 15% of the Index, and no related group of commodities may constitute more than 33% of the Index. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

91

Glossary—Continued

BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of The BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index— Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index—(All Country World Ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

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Glossary—Continued

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

93

Glossary—Continued

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

94

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800.422.1050	harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.DE.1014

Annual Report

October 31, 2014

International & Global Funds

	Institutional Class	Administrative Class	Investor Class

Harbor International Fund	HAINX	HRINX	HIINX

Harbor International Growth Fund	HAIGX	HRIGX	HIIGX

Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX

Harbor Emerging Markets Equity Fund	HAEMX	HREMX	HIEEX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds

ANNUAL REPORT OVERVIEW

The Harbor Funds’ fiscal year ended October 31, 2014. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

	Total Return Year Ended October 31, 2014
	Institutional Class	Administrative Class	Investor Class
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund	-1.69%	-1.93%	-2.05%
Harbor International Growth Fund	-0.54	-0.83	-0.85
Harbor Global Growth Fund	10.08	9.77	9.68
Harbor Emerging Markets Equity Fund	0.50	0.30	0.10

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2014
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	-0.60%
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth (ND)); international equity	-0.61
Morgan Stanley Capital International World (MSCI World (ND)); global equity	8.67
Morgan Stanley Capital International All Country World (MSCI AC World (ND)); global equity	7.77
Morgan Stanley Capital International All Country World Ex USA (MSCI ACWI Ex U.S. (ND)); global equity	0.06
Morgan Stanley Capital International Emerging Markets (MSCI EM (ND)); global equity	0.64

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2010	2011	2012	2013	2014
HARBOR INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund
Institutional Class	0.79%	0.77%	0.77%	0.74%	0.73%	0.99%
Administrative Class	1.04	1.02	1.02	0.99	0.98	1.33
Investor Class	1.16	1.14	1.14	1.11	1.10	1.38
Harbor International Growth Fund
Institutional Class	0.87%	0.86%	0.87%	0.89%	0.85%	1.08%
Administrative Class	1.13	1.11	1.12	1.14	1.10	1.40
Investor Class	1.25	1.23	1.24	1.26	1.22	1.51
Harbor Global Growth Fund
Institutional Class	1.00%	1.00%	0.96%	0.90%	0.90%	1.03%
Administrative Class	1.25	1.25	1.21	1.15	1.15	1.33
Investor Class	1.37	1.37	1.30	1.27	1.27	1.35
Harbor Emerging Markets Equity Fund
Institutional Class	N/A	N/A	N/A	N/A	1.25%	1.33%
Administrative Class	N/A	N/A	N/A	N/A	1.50	1.65
Investor Class	N/A	N/A	N/A	N/A	1.62	1.70

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2014 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

International equity markets produced generally flat returns in fiscal 2014, reflecting concerns over weak economic growth in both developed and emerging markets and international tensions in several regions of the world. The MSCI EAFE (ND), an index of companies based in developed overseas markets, had a return of -0.60% for the fiscal year. The MSCI Emerging Markets (ND) Index recorded a modest gain of 0.64%. The MSCI All Country World (ND) Index, a measure of global equities including the U.S., returned 7.77%. (All international and global returns are in U.S. dollars.)

Harbor International and Global Equity Funds

Harbor’s international funds performed roughly in line with the generally flat returns in international equity markets, while Harbor’s one global fund outperformed.

Harbor International Fund had a return of -1.69%, trailing its MSCI EAFE (ND) Index benchmark by 109 basis points. A basis point is one-hundredth of one percentage point. (All Harbor returns cited are for each fund’s Institutional Class shares.) Harbor International has outperformed the index for the latest 5-year and 10-year periods and since its inception in 1987.

Harbor International Growth Fund recorded a return of -0.54%, underperforming its benchmark, the MSCI All Country World Ex. US (ND) Index, by 60 basis points.

Harbor Global Growth Fund posted a return of 10.08% for fiscal 2014, beating its MSCI All Country World Index benchmark by 231 basis points. Longer term, Harbor Global Growth Fund has outperformed the index by more than 500 basis points on an annualized basis since the Fund’s inception in 2009.

In its first full year of operation, Harbor Emerging Markets Equity Fund returned 0.50%, lagging its MSCI Emerging Markets (ND) Index by 14 basis points. The Fund began operations on November 1, 2013.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding each fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2014
		Annualized
International & Global	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) (foreign stocks)	-0.60%	6.52%	5.81%	9.21%
MSCI World (ND) (global stocks)	8.67	11.41	6.93	9.63
MSCI EM (ND) (emerging markets)	0.64	4.64	10.54	N/A

Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	15.78%	17.06%	8.76%	11.24%
S&P 500 (large cap stocks)	17.27	16.69	8.20	11.31
Russell Midcap® (mid cap stocks)	15.32	18.97	10.37	12.80
Russell 2000® (small cap stocks)	8.06	17.39	8.67	10.12
Russell 3000® Growth	16.39	17.52	9.09	10.50
Russell 3000® Value	15.76	16.47	7.89	11.61

Strategic Markets
Bloomberg Commodity Total ReturnSM	-5.94%	-2.17%	-1.28%	N/A

Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	5.85%	10.26%	8.12%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	4.14	4.22	4.64	7.53%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.05	0.09	1.58	4.06

Harbor International Fund Manager Retires

On June 30, 2014, Edward E. (“Ted”) Wendell, Jr., 73—a portfolio manager for Harbor International Fund—stepped down from his investment responsibilities with the Fund and will retire at the end of 2014. As planned, his investment responsibilities were assumed by his three Northern Cross partners and co-portfolio managers on the Fund, James LaTorre, CFA, Howard Appleby, CFA, and Jean-Francois Ducrest. We thank Ted for his dedication and service to Harbor International Fund shareholders and wish him the very best in his well-deserved retirement.

2

Domestic Equity, Strategic Markets, and Fixed Income

U.S. equities posted strong returns in fiscal 2014, as investors responded positively to generally favorable earnings reports and encouraging signals of strength in the U.S. economy. Concerns about market valuations, slowing growth in key regions of the world, geopolitical tensions, and the Federal Reserve’s completion of its widely communicated decision to gradually end quantitative easing tempered the returns of equities as the fiscal year came to a close.

The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of 15.78% for the 12 months ended October 31, 2014. This strong return followed an even stronger performance in fiscal 2013, when the index had a return of over 29%. The S&P 500, an index of larger companies, had a return of 17.27% in fiscal 2014, while the Russell 2000® Index, a small-company benchmark, had a return of 8.06%.

Broad measures of commodity prices fell again in fiscal 2014 after declining the prior fiscal year. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, had a return of -5.94%. Reflecting slowing global growth and changes in supply and demand, prices for crude oil started dropping in the fiscal year from over $100 per barrel in June to below $60 per barrel as of the date of this letter.

Modest economic growth and mild inflation provided a mostly favorable environment for bonds in fiscal 2014, as the Federal Reserve concluded its most recent bond-buying program. The broad U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, had a return of 4.14% for the fiscal year. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, had a return of 1.90%. The BofA Merrill Lynch U.S. High Yield Index had a return of 5.85%, as speculative-grade bonds continued to find favor with investors seeking higher yields. The high-yield market came under pressure after the close of the fiscal year due in part to the decline in oil prices, which raised concerns about the value of energy companies’ debt held in many high-yield portfolios. Money market investments produced barely positive returns as the Federal Reserve continued to hold the federal funds target rate at the 0.0%-to-0.25% range established in December 2008.

Harbor Funds Trustee Retires

On December 31, 2014, John P. (“Jack”) Gould, will retire as a trustee of Harbor Funds in accordance with the board’s retirement policy. Jack has served shareholders as a member of the board for almost 21 years following his election to the board in early 1994. Jack’s leadership and his extensive knowledge of investments, economics and governance were instrumental in the growth and development of Harbor Funds. Jack’s focus was always on what was in the best interests of shareholders. His comprehensive and thoughtful guidance were invaluable to the board and senior members of the Harbor Funds team. Everyone affiliated with Harbor Funds has benefited from his astute perspective and wisdom. We wish Jack the very best in what we expect will be a very active retirement.

The board’s retirement policy enables the trustees to prepare for retirements well in advance. With Jack Gould’s retirement, the board will be reduced from nine members to eight, of which seven are independent. Three new trustees with extensive investment and business experience were added to the board early in fiscal 2014 and each shares the Harbor Funds commitment to acting in the best interests of our shareholders.

Evaluate Investments over the Long Term

It is the time of year when many investors evaluate their investments and consider what, if any, changes should be made in their asset allocation for the coming year. No one knows for certain how equity or fixed income markets will perform in fiscal 2015 or in any short term period.

Harbor Funds always encourages investors to take a long term perspective with all investments. A diversified portfolio that includes equities and fixed income in an asset allocation that is consistent with your investment objectives and risk tolerance can help you manage the uncertainty of the financial markets over the long term. Harbor Funds offers a range of actively-managed equity, strategic markets, and fixed income funds to help investors build a diversified portfolio to achieve their long term investment goals.

Thank you for your investment in Harbor Funds.

December 22, 2014

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Howard Appleby, CFA

Since 2009

Jean-Francois Ducrest

Since 2009

James LaTorre, CFA

Since 2009

Northern Cross, LLC

has subadvised the

Fund since 2009.

INVESTMENT GOAL

Long-term total return,

principally from growth

of capital

PRINCIPAL STYLE CHARACTERISTICS

International large cap

value oriented stocks

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Management’s Discussion of Fund Performance

MARKET REVIEW

Shares of companies based in developed overseas markets finished marginally lower in fiscal 2014, as the MSCI EAFE (ND) Index recorded a return of -0.60% for the 12 months ended October 31, 2014. (All international and global returns are in U.S. dollars.) Foreign stocks rose in the first half of the fiscal year, with the index recording a return of 4.44% for the six months ended April 30, 2014. But share prices declined in the second half as investors grew increasingly concerned over signs of weakening growth in both emerging and developed economies. For U.S.-based investors, the performance of international equities also was diminished by a strengthening U.S. dollar, which lowered MSCI EAFE (ND) Index returns by about seven percentage points.

In this environment, shares of companies in economically sensitive areas of the economy generally lost ground while those in more-defensive sectors gained. Only 4 of the 10 economic sectors of the MSCI EAFE (ND) Index posted positive returns. Health Care and Utilities were the best-performing areas of the index while stocks in the Materials, Energy, and Consumer Discretionary sectors were the weakest.

PERFORMANCE

Harbor International Fund returned -1.69% (Institutional Class), -1.93% (Administrative Class), and -2.05% (Investor Class) for fiscal 2014, lagging the -0.60% return of the MSCI EAFE (ND) Index. From a longer-term perspective, the Fund continued to outperform the benchmark since its inception in 1987 and for the 5 years and 10 years ended October 31, 2014.

Stock selection in the Health Care and Financials sectors helped Fund returns relative to the index in fiscal 2014, while selection among Consumer Discretionary and Information Technology stocks hurt relative performance. A smaller-than-index exposure to the weak-performing Energy sector aided relative returns but this was more than offset by a lack of exposure to the Utilities sector and above-index allocations to the Industrials and Materials sectors, both of which had negative returns.

Several holdings in the Health Care sector were among the top individual contributors to Fund performance, including Danish insulin maker Novo Nordisk, Swiss pharmaceutical companies Novartis and Roche Holding, and German health care group Fresenius SE. In the Financials sector, Italian banking group Intesa Sanpaolo, Hong Kong developer Cheung Kong Holdings, and Swedish holding company Investor AB, were key contributors, while Austrian-based Erste Group Bank detracted from returns.

In the Industrials sector, Japanese engineering group SMC and Japanese industrial-automation company Fanuc helped boost Fund returns, while aerospace and marine-engine manufacturer Rolls-Royce Holdings and Swedish-Swiss engineering company ABB Group detracted. Other portfolio detractors included mining and energy company Freeport McMoRan, U.K.-based oil and gas company BG Group, Swiss luxury-goods marketers Richemont and Swatch, and German software maker SAP.

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Roche Holding AG	2.8%
Banco Bilbao Vizcaya Argentaria SA	2.7%
Lloyds Banking Group plc	2.7%
Anheuser-Busch InBev NV	2.6%
Novartis AG	2.6%
Novo Nordisk AS	2.6%
Schneider Electric SE	2.6%
AXA SA	2.4%
Diageo plc	2.3%
FANUC Corp.	2.3%

OUTLOOK AND STRATEGY

As of October 31, the Fund’s biggest overweights relative to the MSCI EAFE (ND) Index were in the Industrals, Consumer Staples, and Materials sectors. The biggest underweights were in Telecommunication Services and Utilities, where the portfolio had no exposure, and in the Energy sector. Relative to the benchmark, the Fund’s largest country exposures were in France and Switzerland, while the biggest underweights were in Japan, the United Kingdom, and Australia. Sector and country exposures are primarily a reflection of our bottom-up stock selection process rather than a major element of investment strategy.

Our investments are focused on global franchises in well-structured industries that we believe should demonstrate good pricing power and benefit from a combination of earnings upgrades and higher relative valuations as the global economy gradually recovers. While emerging economies such as Brazil and China are clearly slowing, we think their fundamentals continue to support long-term growth rates above that of the developed world. Accordingly, we are invested in companies with well-established positions in the major developing economies. Among the themes that stand out as potential drivers of performance for the Fund are automation and energy efficiency, banking consolidation in Europe, and pricing power in luxury goods.

In a marginally improving but low-growth environment, we believe that companies across all sectors will increasingly look for ways to improve operating efficiency. In recent travels we found many instances of manufacturers expanding operations in regions with lower labor costs, while at the same time adding investment in automation and tools to reduce energy consumption and drive productivity. We think this also holds true for incremental investment in information technology, to make faster and more intelligent decisions, driving both sales growth and efficiency. In this environment we believe that holdings such as FANUC, SMC, Atlas Copco, Schneider Electric, Legrand, ABB Group, and SAP should do well.

We also are finding opportunities in the European banking system, where some of the leading franchises have emerged from the financial crisis in what we believe is a significantly improved condition. While the path to higher returns will not be without volatility, we see potential upside in Spanish banks Banco Bilbao Vizcaya Argentaria (BBVA) and Banco Santander as well as Lloyds Banking Group in the U.K. Further, we remain very positive on BBVA’s operations in Mexico, which we believe should be poised for improved earnings as the Mexican economy gains more competitiveness.

We continue to believe that luxury brands are unique in the sustainability of their pricing power, particularly at the high end of the market. In this regard, we are holders of Swiss watchmakers Richemont and Swatch Group, French luxury-goods group LVMH Moet Hennessy Louis Vuitton, and high-end cognac and scotch producers Pernod Ricard and Diageo.

This report contains the current opinions of Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$43,385,100

ADMINISTRATIVE CLASS

Fund #	2211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	0.98%[a]

Total Net Assets (000s)	$961,478

INVESTOR CLASS

Fund #	2411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.10%[a]

Total Net Assets (000s)	$4,786,270

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	19	25

Weighted Average Market Cap (MM)	$65,511	$63,540

Price/Earning Ratio (P/E)	18.9x	18.0x

Price/Book Ratio (P/B)	2.3x	2.1x

Beta vs. MSCI EAFE (ND) Index	0.91	1.00

Portfolio Turnover (Year Ended 10/31/2014)	11%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Reflective of a contractual fee waiver effective through February 28, 2015.

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor International Fund
Institutional Class	-1.69%	7.69%	8.71%	12/29/1987	$115,268
Comparative Index
MSCI EAFE (ND)	-0.60%	6.52%	5.81%	—	$87,921

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor International Fund
Administrative Class	-1.93%	7.42%	8.44%	11/01/2002	$22,491
Investor Class	-2.05%	7.30%	8.30%	11/01/2002	$22,195
Comparative Index
MSCI EAFE (ND)	-0.60%	6.52%	5.81%	—	$17,584

As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Net) and 0.76% (Gross) (Institutional Class); 0.99% (Net) and 1.01% (Gross) (Administrative Class); and 1.11% (Net) and 1.13% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 5.4%)

COMMON STOCKS—92.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.1%
75,884,499	Rolls-Royce Holdings plc (UK)*	$1,027,816

AUTO COMPONENTS—0.6%
21,819,467	Pirelli & C. SpA (IT)	292,593

AUTOMOBILES—1.7%
10,508,368	Daimler AG (GER)	819,327

BANKS—10.9%
117,960,226	Banco Bilbao Vizcaya Argentaria SA (SP)	1,319,371
82,696,609	Banco Santander SA (SP)	730,668
17,307,860	Erste Group Bank AG (AUT)	441,654
163,858,893	Intesa Sanpaolo SpA (IT)	481,706
24,795,775	Itau Unibanco Holding SA ADR (BR)[1]	365,986
1,074,879,979	Lloyds Banking Group plc (UK)*	1,327,357
39,155,443	United Overseas Bank Ltd. (SGP)	701,496

		5,368,238

BEVERAGES—8.3%
11,484,305	Anheuser-Busch InBev NV (BEL)	1,273,545
38,043,201	Diageo plc (UK)	1,121,984
10,734,208	Heineken NV (NET)	801,889
7,647,668	Pernod Ricard SA (FR)	871,160

		4,068,578

BUILDING PRODUCTS—1.4%
13,671,244	Compagnie de Saint-Gobain (FR)	587,656
5,454,100	LIXIL Group Corp. (JP)	119,611

		707,267

CAPITAL MARKETS—1.6%
44,703,650	UBS AG (SWS)*	777,313

CHEMICALS—4.4%
2,563,240	Air Liquide SA (FR)	309,424
4,801,614	Linde AG (GER)	886,163
6,869,270	Potash Corp. of Saskatchewan Inc. (CAN)	234,677
2,307,685	Syngenta AG (SWS)	713,668

		2,143,932

CONSTRUCTION MATERIALS—2.8%
28,637,284	CRH plc (IE)	636,327
10,459,456	Holcim Ltd. (SWS)*	742,355

		1,378,682

DIVERSIFIED FINANCIAL SERVICES—1.5%
20,602,145	Investor AB (SW)	739,464

ELECTRICAL EQUIPMENT—5.3%
37,804,208	ABB Ltd. (SWS)*	829,374
9,164,331	Legrand SA (FR)	493,236
16,460,570	Schneider Electric SE (FR)	1,296,864

		2,619,474

FOOD PRODUCTS—3.2%
10,203,320	Danone SA (FR)	697,219
11,790,409	Nestle SA (SWS)	864,639

		1,561,858

HEALTH CARE EQUIPMENT & SUPPLIES—2.0%
8,742,277	Essilor International SA (FR)	965,339

HEALTH CARE PROVIDERS & SERVICES—1.5%
4,366,990	Fresenius Medical Care AG & Co. KGaA (GER)	320,527
8,385,768	Fresenius SE & Co. KGaA (GER)	431,498

		752,025

HOTELS, RESTAURANTS & LEISURE—1.6%
9,409,933	Accor SA (FR)[3]	395,333
130,380,700	Genting Bhd (MAL)	386,535

		781,868

HOUSEHOLD PRODUCTS—1.3%
7,572,885	Reckitt Benckiser Group plc (UK)	637,814

INSURANCE—5.2%
6,365,290	Allianz SE (GER)	1,012,222
50,254,088	AXA SA (FR)	1,160,795
11,615,700	Tokio Marine Holdings Inc. (JP)	372,494

		2,545,511

MACHINERY—8.9%
31,731,795	Atlas Copco AB (SW)	919,136
6,532,300	FANUC Corp. (JP)	1,151,225
21,537,300	Komatsu Ltd. (JP)	508,481
29,528,714	Sandvik AB (SW)	324,376
3,198,500	SMC Corp. (JP)	907,201
49,961,776	Volvo AB (SW)	576,581

		4,387,000

MEDIA—2.2%
11,185,700	Dentsu Inc. (JP)	415,879
8,446,271	JCDecaux SA (FR)	280,339
19,616,418	Pearson plc (UK)	367,700

		1,063,918

METALS & MINING—3.4%
9,225,538	Anglo American plc (UK)	194,784
8,698,308	Anglo American plc ADR (UK)[1]	92,202
11,093,119	Barrick Gold Corp. (CAN)	131,675
25,242,618	Freeport-McMoRan Inc. (US)	719,415
104,866,949	Glencore plc (UK)*	538,034

		1,676,110

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—1.7%
50,150,260	BG Group plc (UK)	$835,806

PERSONAL PRODUCTS—1.4%
4,446,174	L’Oreal SA (FR)	697,766

PHARMACEUTICALS—8.5%
13,517,679	Novartis AG (SWS)	1,254,479
28,589,155	Novo Nordisk AS (DEN)	1,292,308
4,662,879	Roche Holding AG (SWS)	1,376,022
3,612,355	Shire plc (UK)	242,378

		4,165,187

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.7%
3,184,432	Unibail-Rodamco SE (FR)	816,512

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.3%
25,282,000	Cheung Kong Holdings Ltd. (HK)	449,792
47,823,000	Hang Lung Properties Ltd. (HK)	149,338
891,000	Mitsubishi Estate Co. Ltd. (JP)	22,698

		621,828

SOFTWARE—2.1%
15,494,696	SAP SE (GER)	1,055,737

TEXTILES, APPAREL & LUXURY GOODS—4.2%
10,521,747	Cie Financiere Richemont SA (SWS)	887,128
3,292,084	LVMH Moet Hennessy Louis Vuitton SA (FR)	558,812
1,336,459	Swatch Group AG (SWS)	633,965

		2,079,905

TOBACCO—1.7%
24,927,000	Japan Tobacco Inc. (JP)	850,485

TOTAL COMMON STOCKS (Cost $34,089,043)		45,437,353

PREFERRED STOCKS—2.0%
AEROSPACE & DEFENSE—0.0%
6,829,604,910	Rolls-Royce Holdings plc (UK)*	10,925	[y]

AUTOMOBILES—1.3%
2,961,389	Volkswagen AG (GER)	633,299

BANKS—0.7%
24,879,017	Banco Bradesco SA (BR)*	374,752

TOTAL PREFERRED STOCKS (Cost $774,420)		1,018,976

RIGHTS/WARRANTS—0.1%

No. of Contracts		Value (000s)

BANKS—0.0%
82,696,609	Banco Santander Right (SP) 02/03/2015	15,752

HOTELS, RESTAURANTS & LEISURE—0.1%
30,633,782	Genting Bhd (MAL) MYR$7.96–12/18/2018	25,146

TOTAL RIGHTS/WARRANTS (Cost $30,396)		40,898

SHORT-TERM INVESTMENTS—5.2%
Principal Amount (000s)
COMMERCIAL PAPER—5.2%
	Exxon Mobil Corp.
$814,213	0.000%–11/04/2014-11/21/2014	814,213

	General Electric Co.
667,758	0.000%–11/03/2014-11/24/2014	667,758

	Toyota Motor Credit
953,389	0.000%–11/05/2014-12/15/2014	953,389
24,795	0.070%–11/04/2014	24,795
75,039	0.080%–11/04/2014	75,039

		1,053,223

		2,535,194

Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.0%
189,616	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.160%)[2]	190

TOTAL SHORT-TERM INVESTMENTS (Cost $2,535,384)		2,535,384

TOTAL INVESTMENTS—99.8% (Cost $37,429,243)		49,032,611

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		100,237

TOTAL NET ASSETS—100.0%		$49,132,848

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$92,202	$37,858,163	$—	$37,950,365
Latin America	365,986	—	—	365,986
North America	1,085,767	—	—	1,085,767
Pacific Basin	—	6,035,235	—	6,035,235
Preferred Stocks
Europe	—	633,299	10,925	644,224
Latin America	—	374,752	—	374,752
Rights/Warrants
Europe	—	15,752	—	15,752
Pacific Basin	25,146	—	—	25,146
Short-Term Investments
Commercial Paper	—	2,535,194	—	2,535,194
Investment Company-Securities Lending Investment Fund	—	190	—	190

Total Investments in Securities	$1,569,101	$47,452,585	$10,925	$49,032,611

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2014.

Valuation Description	Balance Beginning at 11/01/2013 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2014[w] (000s)
Preferred Stocks	$7,231	$10,962	$(7,292)	$—	$—	$24	$—	$—	$10,925

There were no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 10/31/2014 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)	$10,925	Market Approach	Pre-Traded Price	£0.001

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	Represents the investment of collateral received from securities lending activities.

3	All or a portion of this security was out on loan as of October 31, 2014.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2014 (000s)
Preferred Stocks	($37)

y	Fair valued in accordance with Harbor Funds Valuation Procedures using pre-traded price, which is a Level 3 input.

MYR$	Malaysian Ringgit.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor International Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Baillie Gifford Overseas Limited

Calton Square

1 Greenside Row

Edinburgh, Scotland

United Kingdom

EH1 3AN

PORTFOLIO MANAGERS

Gerard Callahan

Since 2013

Iain Campbell

Since 2013

Joe Faraday, CFA

Since 2013

Paul Faulkner, CFA

Since 2013

Baillie Gifford Overseas Limited has subadvised the Fund since 2013.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential

Gerard Callahan

Iain Campbell

Joe Faraday, CFA

Paul Faulkner, CFA

Management’s Discussion of Fund Performance

MARKET REVIEW

International stock markets were flat for the fiscal year ended October 31, 2014. The MSCI All Country World Ex U.S. (ND) Index, a measure of stocks in both developed and emerging overseas markets, returned 0.06%. (All international and global returns are in U.S. dollars.) The best-performing economic sectors in the index were Health Care, up almost 14%, and Information Technology, up over 8%. The Energy and Materials sectors were the weakest-performing areas of the index, returning -7% and -10%, respectively.

At a regional level, Europe, excluding the U.K., posted a small negative return, as measured by the MSCI Europe ex UK Index, as concerns over the strength of the area’s recovery resurfaced towards the end of the fiscal year. Emerging markets, up 0.64%, as measured by the MSCI Emerging Markets (ND) Index, delivered the largest positive regional return.

PERFORMANCE

Harbor International Growth Fund returned -0.54% (Institutional Class), -0.83% (Administrative Class), and -0.85% (Investor Class) for fiscal 2014. This compares with the 0.06% return of the MSCI All Country World Ex U.S. (ND) Index.

The top individual contributor to Fund performance was China’s leading search engine business, Baidu. The company appears to be making a successful transition to mobile search, which now accounts for almost a third of its total sales. The South African media holdings business Naspers was also a significant contributor to performance. Naspers owns about a third of Tencent, the Chinese social media business. Like Baidu, the use of Tencent’s platforms on mobile devices continued to expand rapidly as the company sought to maintain its leading position in China.

Shimano, the Japanese manufacturer of high-end bicycle components, was also a significant contributor and it remains dominant in its market. We are admirers of Shimano’s focus on product development and quality. The increase in its share price may have been due in part to the weakening of the Japanese yen during the fiscal year. Shimano has a higher proportion of its costs than its revenues in Japan, so this currency move was helpful in the short term.

The largest single detractor from Fund performance was the U.K.-based business ASOS, which is an online fashion apparel retailer. After several years of rapid growth, ASOS had a difficult 2014. Expectations of short-term profitability declined as a result of the cost of new investments in logistics and a lowering of international prices to offset a strengthening domestic currency. We remain optimistic that this company can continue to grow for many years and are supportive of its recent investments. DIA, the Spanish discount supermarkets group, was also a detractor from performance. Sales in its home market and in neighboring Portugal were depressed by falling food prices and this weighed on profits in the short term. We remain encouraged that the company is still gaining market share and that it has exited non-core positions in Beijing, Turkey, and France.

11

Harbor International Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Roche Holding AG	2.8%
Investment AB Kinnevik	2.3%
Baidu Inc ADR	2.2%
Shimano Inc.	2.2%
Novo Nordisk AS	2.1%
Atlas Copco AB	2.0%
BG Group plc	2.0%
Naspers Ltd.	2.0%
Svenska Handelsbanken AB	2.0%
Hargreaves Lansdown plc	1.9%

The Fund is constructed from the bottom up on a stock-by-stock basis, while industry, sector, and currency exposures are simply a residual output of the selection process. This bottom-up approach resulted in larger-than-index positions in the Consumer Discretionary and Consumer Staples sectors, which increased slightly over the fiscal year. The Fund retained an underweight position in Financials. At the regional level, the Fund remained overweight in developed Asian and U.K. stocks and was slightly underweight in emerging markets.

OUTLOOK AND STRATEGY

We aim to add value by making long-term investments in what we believe are well-managed, quality businesses with sustainable competitive advantages. Our strategy is based on the belief that share prices ultimately follow earnings. We will continue to follow this patient approach, which we believe will add value in an environment that appears to be increasingly dominated by short-term perspectives.

While we remain watchful of geopolitical events like the precarious economic recovery in Europe, the ratcheting up of Russian economic sanctions, and the prospect of a normalization of U.S. monetary policy, our focus remains on the search for growing businesses with enduring competitive advantages. After what has been a rather quiet period for international equity markets in fiscal 2014, we are excited by the number of attractive opportunities available to us as international growth managers.

This report contains the current opinions of Baillie Gifford Overseas Limited at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor International Growth Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Net Expense Ratio	0.85%[a]

Total Net Assets (000s)	$196,062

ADMINISTRATIVE CLASS

Fund #	2217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Net Expense Ratio	1.10%[a]

Total Net Assets (000s)	$675

INVESTOR CLASS

Fund #	2417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Net Expense Ratio	1.22%[a]

Total Net Assets (000s)	$17,429

a	Reflective of a contractual expense cap effective through February 28, 2015.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	25	47

Weighted Average Market Cap (MM)	$40,135	$57,405

Price/Earning Ratio (P/E)	19.2x	17.4x

Price/Book Ratio (P/B)	3.3x	2.1x

Beta vs. MSCI All Country World Ex U.S. (ND) Index	0.95	1.00

Portfolio Turnover (Year Ended 10/31/2014)	30%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

13

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Ex U.S. (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor International Growth Fund
Institutional Class	-0.54%	6.04%	5.71%	11/01/1993	$87,134
Comparative Index
MSCI All Country World Ex U.S. (ND)	0.06%	6.09%	6.59%	—	$94,671

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the MSCI All Country World Ex U.S. (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor International Growth Fund
Administrative Class	-0.83%	5.77%	5.44%	11/01/2002	$16,978
Investor Class	-0.85%	5.64%	5.31%	11/01/2002	$16,782
Comparative Index
MSCI All Country World Ex U.S. (ND)	0.06%	6.09%	6.59%	—	$18,934

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 0.93% (Gross) (Institutional Class); 1.10% (Net) and 1.18% (Gross) (Administrative Class); and 1.22% (Net) and 1.30% (Gross) (Investor Class). The net expense ratios are contractually capped through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 1.2%)

COMMON STOCKS—98.8%

Shares		Value (000s)

AUTOMOBILES—1.5%
153,599	Mahindra & Mahindra Ltd. GDR (IND)[1]	$3,300

BANKS—8.1%
453,000	BOC Hong Kong Holdings Ltd. (HK)	1,511
124,060	Itau Unibanco Holding SA ADR (BR)[2]	1,831
216,932	Standard Chartered plc (UK)	3,265
89,624	Svenska Handelsbanken AB (SW)	4,285
851,923	Turkiye Garanti Bankasi AS ADR (TUR)[2]	2,901
198,274	United Overseas Bank Ltd. (SGP)	3,552

		17,345

BEVERAGES—6.3%
95,100	Asahi Group Holdings Ltd. (JP)	2,950
43,221	Carlsberg AS (DEN)	3,812
67,857	Coca-Cola Enterprises Inc. (US)	2,942
281,273	Treasury Wine Estates Ltd. (AUS)	1,148
344,000	Tsingtao Brewery Co. Ltd. (CHN)	2,536

		13,388

BIOTECHNOLOGY—0.7%
256,050	Mesoblast Ltd. (AUS)*	948
245,344	Protalix BioTherapeutics Inc. (IL)*	540

		1,488

BUILDING PRODUCTS—1.4%
8,924	Geberit AG (SWS)	3,046

CAPITAL MARKETS—2.6%
261,226	Hargreaves Lansdown plc (UK)	4,162
86,895	UBS AG (SWS)*	1,511

		5,673

CHEMICALS—2.5%
76,683	Johnson Matthey plc (UK)	3,661
38,537	Novozymes AS (DEN)	1,785

		5,446

COMMERCIAL SERVICES & SUPPLIES—1.1%
269,839	Brambles Ltd. (AUS)	2,270

DIVERSIFIED FINANCIAL SERVICES—5.8%
32,464	Corp. Financiera Alba SA (SP)	1,788
63,994	Exor SpA (IT)	2,793
153,949	Investment AB Kinnevik (SW)	4,888
79,549	Investor AB (SW)	2,855

		12,324

ELECTRICAL EQUIPMENT—0.8%
32,273	Legrand SA (FR)	1,737

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.4%
474,402	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	2,997

ENERGY EQUIPMENT & SERVICES—1.0%
194,796	John Wood Group plc (UK)	2,067

FOOD & STAPLES RETAILING—5.1%
304,902	Clicks Group Ltd. (S. AFR)	2,079
436,636	Distribuidora Internacional de Alimentacion SA (SP)	2,774
1,381,400	Puregold Price Club Inc. (PHIL)	1,066
31,400	Sugi Holdings Co. Ltd. (JP)	1,371
693,300	Wal-Mart de Mexico SAB de CV (MEX)	1,608
62,890	Woolworths Ltd. (AUS)	1,996

		10,894

FOOD PRODUCTS—3.6%
55,102	Nestle SA (SWS)	4,041
88,593	Unilever plc (UK)	3,564

		7,605

HEALTH CARE EQUIPMENT & SUPPLIES—3.8%
61,170	Cochlear Ltd. (AUS)	3,964
48,340	Mindray Medical International Ltd. ADR (CHN)[2]	1,409
75,300	Olympus Corp. (JP)*	2,704

		8,077

HOTELS, RESTAURANTS & LEISURE—2.1%
660,000	Cafe de Coral Holdings Ltd. (HK)	2,366
355,122	Mitchells & Butlers plc (UK)*	2,162

		4,528

INDUSTRIAL CONGLOMERATES—2.3%
57,200	Jardine Matheson Holdings Ltd. (SGP)	3,428
43,000	Jardine Strategic Holdings Ltd. (SGP)	1,533

		4,961

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INSURANCE—3.4%
159,200	MS&AD Insurance Group Holdings (JP)	$3,442
14,129	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	3,804

		7,246

INTERNET & CATALOG RETAIL—4.6%
75,269	ASOS plc (UK)*	3,209
44,500	JD.com Inc. ADR (CHN)*,2	1,063
288,800	Rakuten Inc. (JP)	3,257
790,050	Trade Me Group Ltd. (NZ)	2,426

		9,955

INTERNET SOFTWARE & SERVICES—2.2%
19,400	Baidu Inc. ADR (CHN)*,2	4,632

LEISURE PRODUCTS—2.8%
35,700	Sankyo Co. Ltd. (JP)	1,299
35,700	Shimano Inc. (JP)	4,734

		6,033

LIFE SCIENCES TOOLS & SERVICES—1.2%
10,322	Mettler-Toledo International Inc. (SWS)*	2,668

MACHINERY—9.2%
165,705	Atlas Copco AB (SW)	4,389
293,377	CNH Industrial NV (IT)	2,394
66,984	Kone OYJ (FIN)	2,885
16,828	Schindler Holding AG (SWS)	2,354
8,100	SMC Corp. (JP)	2,297
140,500	THK Co. Ltd. (JP)	3,534
50,778	Weir Group plc (UK)	1,856

		19,709

MEDIA—3.3%
34,715	Naspers Ltd. (S. AFR)	4,330
83,893	Rightmove plc (UK)	2,838

		7,168

METALS & MINING—1.5%
84,594	BHP Billiton plc (UK)	2,186
288,003	KAZ Minerals plc (UK)*	1,062

		3,248

OIL, GAS & CONSUMABLE FUELS—2.7%
252,505	BG Group plc (UK)	4,208
25,903	Total SA (FR)	1,547

		5,755

PERSONAL PRODUCTS—2.2%
95,400	Kao Corp. (JP)	3,720
53,600	Shiseido Co. Ltd. (JP)	890

		4,610

PHARMACEUTICALS—4.9%
99,684	Novo Nordisk AS (DEN)	4,506
20,533	Roche Holding AG (SWS)	6,059

		10,565

PROFESSIONAL SERVICES—2.5%
58,251	Intertek Group plc (UK)	2,539
188,978	Seek Ltd. (AUS)	2,773

		5,312

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.5%
476,003	Imagination Technologies Group plc (UK)*	1,456
177,300	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[2]	3,904

		5,360

SPECIALTY RETAIL—1.5%
111,618	Inditex SA (SP)	3,140

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.9%
3,397	Samsung Electronics Co. Ltd. (S. KOR)	3,961

TEXTILES, APPAREL & LUXURY GOODS—1.4%
23,072	adidas AG (GER)	1,681
1,106,000	Li & Fung Ltd. (HK)	1,350

		3,031

TOBACCO—0.9%
45,978	Imperial Tobacco Group plc (UK)	1,997

TOTAL COMMON STOCKS (Cost $215,554)		211,536

SHORT-TERM INVESTMENTS—0.9%
(Cost $1,896)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$1,896	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $1,935)	1,896

TOTAL INVESTMENTS—99.7% (Cost $217,450)		213,432

CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		734

TOTAL NET ASSETS—100.0%		$214,166

16

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$6,409	$—	$6,409
Europe	2,668	107,403	—	110,071
Latin America	3,439	—	—	3,439
Middle East/Central Asia	540	3,300	—	3,840
North America	2,942	—	—	2,942
Pacific Basin	11,008	73,827	—	84,835
Short-Term Investments
Repurchase Agreements	—	1,896	—	1,896

Total Investments in Securities	$20,597	$192,835	$—	$213,432

There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Global Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital Management, LLC

1200 17th Street Suite 1600 Denver, CO 80202

PORTFOLIO MANAGER

Thomas F. Marsico

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected

for long-term

growth potential

Thomas F. Marsico

Management’s Discussion of

Fund Performance

MARKET REVIEW

Global equity markets advanced to post positive returns for the fiscal year ended October 31, 2014. The rise in stock prices occurred even as investors grappled with concerns about Federal Reserve policy, slower growth in emerging markets and many developed markets, rising equity valuations, mixed U.S. economic data, geopolitical tensions in Ukraine, sectarian violence in Iraq, and protests in Hong Kong.

The MSCI All Country World (ND) Index posted a return of 7.77%. (All international and global returns are in U.S. dollars.) Eight of the 10 sectors of the index registered positive returns. Health Care and Information Technology were the strongest-performing sectors of the benchmark index with returns of more than 20%, while the Utilities sector gained 13%. Materials and Energy were the weakest sectors, posting returns of -4% and -2%, respectively.

Despite a string of weak job gains at the end of calendar 2013 and a difficult winter—which were temporarily reflected in the form of weakness in retail sales, construction activity, and the housing market—the U.S. economy expanded at a slow but respectable pace during the fiscal year overall. Large capitalization U.S. equities, as measured by the S&P 500 Index, rose 17.27%.

In contrast, developed international equity markets, as measured by the MSCI EAFE (ND) Index, posted a modest decline of -0.60% and lagged the returns of many U.S. equity indices. European growth numbers remained soft as the region continued to struggle with high unemployment levels and near-zero inflation. Japan’s economy, meanwhile, slowed after a large sales tax took effect in the spring. China and Brazil, major players in the emerging markets, also exhibited evidence of slowdowns.

PERFORMANCE

Harbor Global Growth Fund outperformed its benchmark index for the 12 months ended October 31, 2014. The Fund returned 10.08% (Institutional Class), 9.77% (Administrative Class), and 9.68% (Investor Class), compared with the MSCI All Country World (ND) Index return of 7.77%.

The Fund’s outperformance relative to the index was partially attributable to stock selection in the Industrials sector. Railroad operator Canadian Pacific Railway and aerospace and defense companies Lockheed Martin (prior to being sold from the portfolio) and General Dynamics were material, positive contributors to Fund performance.

Stock selection in the Health Care sector was strong. The Fund maintained significant investments in the sector, and positions such as Gilead Sciences, Biogen Idec, and Pacira Pharmaceuticals were major contributors to performance. All three companies offer what we believe are innovative products with large markets and compelling new product pipelines.

The collective return of the Fund’s holdings in the Materials sector (+21%) significantly outperformed the -4% return of those in the benchmark index. Paint provider Sherwin-Williams was the strongest-performing Fund holding within the sector.

18

Harbor Global Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Gilead Sciences Inc.	6.7%
Canadian Pacific Railway Ltd.	5.3%
Facebook Inc.	4.6%
Novartis AG	4.5%
ASML Holding NV	4.3%
Apple Inc.	4.0%
Alibaba Group Holding Ltd. ADR	3.2%
Domino’s Pizza Group plc	3.1%
Tata Motors Ltd. ADR	3.1%
Sherwin-Williams Co.	3.0%

Results in Information Technology were mixed, as the aggregate performance of the Fund’s holdings within the sector (+14%) lagged the +20% return of those in the index. Several of the Fund’s Internet services holdings performed well, including Facebook and cyber security company FireEye. The Fund purchased shares of China’s biggest online commerce company, Alibaba, at its IPO and later added to the position. The Fund’s position in Alibaba shares had an aggregate return of 45% as of October 31, 2014. The strong performance of these holdings was offset by negative results from Latin American e-commerce holding MercadoLibre, cloud software provider Salesforce.com, (prior to being sold from the portfolio), and Chinese online gaming company Tencent Holdings.

Other leading individual holdings that delivered positive absolute performance included Indian multinational automotive company Tata Motors and media company Comcast (prior to being sold). From a sector allocation standpoint, the Fund benefited from larger-than-index exposures to the strong-performing Health Care and Information Technology sectors.

Stock selection and an overweight allocation to the weak-performing Consumer Discretionary sector detracted from performance. Luxury casino resort operator Wynn Macau posted weak stock price returns due, in part, to a slowdown in a key business segment in its Macau market. Discount retailer TJX and auto parts retailer LKQ were additional detractors from performance, before both were sold from the portfolio.

Stock selection in the Consumer Staples, Energy, and Financials sectors held back Fund performance. Warehouse club operator PriceSmart was the primary detractor within the Consumer Staples sector, while Financials holdings Citigroup and insurer AIA Group posted weak results. Falling crude oil prices and increased supply were largely responsible for negative returns of the Fund’s Energy sector positions Halliburton and Antero Resources. PriceSmart, Citigroup, AIA Group, and Halliburton all were sold from the portfolio.

Although active currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can at times affect its performance. During the fiscal year, the net effect of currency moves was positive, in part because the Fund had a larger-than-benchmark exposure to securities denominated in the U.S. dollar, which strengthened against many other major world currencies.

OUTLOOK AND STRATEGY

As of October 31, 2014, the Fund’s largest sector overweights relative to the benchmark index were in the Consumer Discretionary, Information Technology, and Health Care sectors. The most significant underweights were in Financials, Consumer Staples, Telecommunication Services, and Utilities, four sectors in which it had no exposure at period-end, as well as in the Energy sector.

In terms of country allocations, the Fund’s most significant weightings were the U.S., China, Switzerland, and the Netherlands. As noted in previous shareholder reports, country-level weightings are generally a residual by-product of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Global Growth Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	0.90%[a]

Total Net Assets (000s)	$26,601

ADMINISTRATIVE CLASS

Fund #	2230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.15%[a]

Total Net Assets (000s)	$802

INVESTOR CLASS

Fund #	2430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.27%[a]

Total Net Assets (000s)	$8,584

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	11	47

Weighted Average Market Cap (MM)	$127,966	$92,313

Price/Earning Ratio (P/E)	27.8x	18.9x

Price/Book Ratio (P/B)	6.6x	2.8x

Beta vs. MSCI All Country World (ND) Index	0.97	1.00

Portfolio Turnover (Year Ended 10/31/2014)	141%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Reflective of a contractual expense cap effective through February 28, 2015.

20

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Global Growth Fund
Institutional Class	10.08%	15.84%	23.14%	03/01/2009	$162,791
Comparative Index
MSCI All Country World (ND)	7.77%	10.57%	17.85%	—	$126,880

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Global Growth Fund
Administrative Class	9.77%	15.54%	22.83%	03/01/2009	$32,096
Investor Class	9.68%	15.42%	22.69%	03/01/2009	$31,887
Comparative Index
MSCI All Country World (ND)	7.77%	10.57%	17.85%	—	$25,376

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.14% (Gross) (Institutional Class); 1.15% (Net) and 1.39% (Gross) (Administrative Class); and 1.27% (Net) and 1.51% (Gross) (Investor Class). The net expense ratios are contractually capped through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

21

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 10.8%)

COMMON STOCKS—89.2%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.0%
7,639	General Dynamics Corp. (US)	$1,068

AUTOMOBILES—5.9%
2,498	Bayerische Motoren Werke AG (GER)	268
23,218	Tata Motors Ltd. ADR (IND)[1]	1,094
3,130	Tesla Motors Inc. (US)*	756

		2,118

BIOTECHNOLOGY—9.2%
2,837	Biogen Idec Inc. (US)*	911
21,413	Gilead Sciences Inc. (US)*	2,398

		3,309

CHEMICALS—5.8%
8,584	Monsanto Co. (US)	988
4,763	Sherwin-Williams Co. (US)	1,093

		2,081

DISTRIBUTORS—0.5%
6,035	LKQ Corp. (US)*	172

ENERGY EQUIPMENT & SERVICES—2.8%
10,137	Schlumberger Ltd. (US)	1,000

HOTELS, RESTAURANTS & LEISURE—8.1%
110,865	Domino’s Pizza Group plc (UK)	1,129
12,297	Starwood Hotels & Resorts Worldwide Inc. (US)	943
230,400	Wynn Macau Ltd. (HK)	832

		2,904

INTERNET & CATALOG RETAIL—0.7%
11,255	Zalando Se (GER)*,2	261

INTERNET SOFTWARE & SERVICES—14.0%
11,599	Alibaba Group Holding Ltd. ADR (CHN)*,1	1,144
21,938	Facebook Inc. (US)*	1,645
1,028	Google Inc. Class A (US)*	584
829	Google Inc. Class C (US)*	463
815	LinkedIn Corp. (US)*	186
64,000	Tencent Holdings Ltd. (CHN)	1,029

		5,051

IT SERVICES—2.9%
4,380	Visa Inc. (US)	1,057

MEDIA—5.0%
21,204	Liberty Global plc (UK)*	943
9,378	Walt Disney Co. (US)	857

		1,800

OIL, GAS & CONSUMABLE FUELS—1.2%
7,972	Antero Resources Corp. (US)*	418

PHARMACEUTICALS—10.8%
17,359	Novartis AG (SWS)	1,611
6,629	Pacira Pharmaceuticals Inc. (US)*	615
3,371	Roche Holding AG (SWS)	995
8,513	UCB SA (BEL)	687

		3,908

ROAD & RAIL—5.3%
9,219	Canadian Pacific Railway Ltd. (CAN)	1,918

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.3%
15,537	ASML Holding NV (NET)	1,549

SOFTWARE—0.2%
1,755	Mobileye NV (NET)*	91

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.0%
13,204	Apple Inc. (US)	1,426

TEXTILES, APPAREL & LUXURY GOODS—5.5%
1,992	Hermes International (FR)	617
10,485	NIKE Inc. (US)	975
6,826	Skechers U.S.A. Inc. (US)*	373

		1,965

TOTAL COMMON STOCKS (Cost $26,752)		32,096

SHORT-TERM INVESTMENTS—9.3%
(Cost $3,349)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$3,349	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by Federal National Mortgage Association (market value $3,416)	3,349

TOTAL INVESTMENTS—98.5% (Cost $30,101)		35,445

CASH AND OTHER ASSETS, LESS LIABILITIES—1.5%		542

TOTAL NET ASSETS—100.0%		$35,987

22

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$2,844	$5,307	$—	$8,151
Middle East/Central Asia	1,094	—	—	1,094
North America	19,846	—	—	19,846
Pacific Basin	1,144	1,861	—	3,005
Short-Term Investments
Repurchase Agreements	—	3,349	—	3,349

Total Investments in Securities	$24,928	$10,517	$—	$35,445

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2014.

Valuation Description	Balance Beginning at 11/01/2013 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2014 (000s)
Preferred Stocks	$10	$—	$(10)	$—	$—	$—	$—	$—	$—

There were no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2014, the aggregate value of these securities was $261 or 1% of net assets.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Emerging Markets Equity Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Oaktree Capital Management, L.P.

333 South Grand Avenue

28th Floor

Los Angeles, CA 90071

PORTFOLIO MANAGERS

Frank Carroll

Since 2013

Tim Jensen

Since 2013

Oaktree has subadvised the Fund since its inception in 2013.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Equity securities of emerging market companies of any size

Frank Carroll

Tim Jensen

Management’s Discussion of Fund Performance

MARKET REVIEW

Emerging market equities experienced a volatile year before closing out fiscal 2014 with a slight gain. The MSCI Emerging Markets (ND) Index posted a return of 0.64% for the 12 months ended October 31, 2014. (All international and global returns are in U.S. dollars.) From November 2013 to early February 2014, the index fell by more than 10%, then rallied sharply from February through August. In September, however, the index fell by more than 7%. A variety of factors contributed to the September slump, including currency weakness against a strengthening dollar, across-the-board weakness in commodity prices, slowing global growth, and country-specific issues. The index ended the fiscal year with a 1% gain in October. The U.S. dollar was strong during the fiscal year, rallying over 8% against a basket of developed-markets currencies and reducing the dollar-denominated returns of most international markets. Disappointing growth in Europe and outright GDP contraction in Japan clouded the outlook for the export of manufactured goods from emerging economies to those markets. Slow growth in global trade has been a chronic problem for emerging market exporters since the recovery from the global financial crisis began five years ago.

Country-specific factors also contributed to volatility. Chinese equities marginally outperformed the MSCI Emerging Markets (ND) Index but were buffeted by worries about slowing growth and credit concerns. Some important Chinese reform efforts, including anti-corruption enforcement and initiatives to improve capital allocation by state-owned enterprises, led to slower growth in consumption and capital investment. We believe that these reforms are necessary but have moderated GDP growth and may well continue to do so. We believe this short-term negative will bring substantial long-term benefits. Brazil performed erratically during the year, rallying on hopes that its incumbent president would not be re-elected in October before slumping 19% in September on shifts in polling. The incumbent, Dilma Rousseff, ultimately won her re-election bid. The Russian market suffered from tightening sanctions and slowing economic growth in the wake of the Ukrainian crisis. Countries struggling with persistent current account deficits, including Turkey and South Africa, performed erratically on speculation over the effects that U.S. monetary tightening could have on flows of capital to emerging markets. South Korea lagged due to the poor performance of several key index constituents, including Samsung Electronics and Hyundai Motors.

PERFORMANCE

Harbor Emerging Markets Equity Fund returned 0.50% (Institutional Class), 0.30% (Administrative Class), and 0.10% (Investor Classes) for the 12 months ended October 31, 2014, compared with the 0.64% return of its MSCI Emerging Markets (ND) Index benchmark.

The Fund’s performance was helped by positive stock selection in Mexico but hurt by selection in South Korea and China. Samsung Electronics, the portfolio’s largest position, trailed the market as earnings expectations were revised downward on lower smartphone sales. With the stock trading at 1.1 times book value and 8 times consensus forward earnings, we believe much has been discounted. Hyundai Motors shares fell when investors reacted negatively to the September announcement of a decision by Hyundai and two affiliates to pay $10 billion to acquire land for a new headquarters facility in Seoul.

24

Harbor Emerging Markets Equity Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Samsung Electronics Co. Ltd.	5.6%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.2%
Petroleo Brasileiro SA ADR	3.0%
Tata Motors Ltd. ADR	2.5%
Industrial & Commercial Bank of China Ltd.	2.2%
Naspers Ltd.	2.2%
Reliance Industries Ltd. PN	2.2%
Vale SA ADR	2.2%
BRF SA ADR	2.1%
Cemex SAB de CV ADR	2.1%

During the fiscal year, positive stock selection among Financials and Consumer Discretionary stocks was offset by negative selection among Information Technology and Telecommunication Services companies. Laggards in the Technology and Telecommunications sectors included several of the Fund’s Chinese holdings. Strong stock selection in Russia almost offset the negative impact of an overweight allocation to that market.

OUTLOOK AND STRATEGY

Emerging markets performed well from their low in early February until early September, when as mentioned above, a confluence of negative factors hit the market, including reaction to a strengthening U.S. dollar. Some strategists believe dollar strength is particularly negative for developing economies, pointing to emerging market crises of the 1990s that coincided with dollar strength and monetary tightening by the Federal Reserve. We believe this parallel is overstated, as most emerging market countries pegged their currencies to the dollar in the 1990s, whereas today most emerging market currencies are allowed to float. The old system limited volatility but was at times vulnerable to significant currency devaluations and resulting turbulence in financial markets. The current approach allows more volatility in currency values but we believe it should help to prevent deep crises.

Commodity weakness has historically had a mixed effect on emerging economies. Although some countries are large exporters of oil and gas, metals, and agricultural commodities, more of the economies represented in the index are significant importers that benefit from lower prices (particularly China, South Korea, Taiwan, and India). The Indian market responded well recently as lower oil prices reduced its trade deficit and gave the new government more latitude in the implementation of fuel-price deregulation. The emerging market index ended the fiscal year trading on a trailing price-to-book-value ratio of 1.5 and a price-to-forward-earnings ratio of 10.3. Both of these multiples represent discounts to the long-term averages for emerging market equities and significant discounts to developed markets. We believe that these valuation levels adequately discount many of the market’s concerns over growth, currency, liquidity, and commodities.

The portfolio’s 64 positions at October 31 traded at a weighted average of 1.6 times book value and 11.3 times forward earnings. The portfolio’s higher-than-index multiples reflect its higher expected growth rates. The portfolio maintained a significant overweight exposure to China and a modest overweight position in Brazil. Notable country underweights included South Korea, Malaysia, and South Africa. We maintained the Fund’s exposure to Russia but reduced the overweight during the fiscal year.

This report contains the current opinions of Oaktree Capital Management, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Emerging Markets Equity Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2036

Cusip	411512692

Ticker	HAEMX

Inception Date	11/01/2013

Net Expense Ratio	1.25%[a]

Total Net Assets (000s)	$27,294

ADMINISTRATIVE CLASS

Fund #	2236

Cusip	411512684

Ticker	HREMX

Inception Date	11/01/2013

Net Expense Ratio	1.50%[a]

Total Net Assets (000s)	$250

INVESTOR CLASS

Fund #	2436

Cusip	411512676

Ticker	HIEEX

Inception Date	11/01/2013

Net Expense Ratio	1.62%[a]

Total Net Assets (000s)	$454

a	Reflective of a contractual expense cap effective through February 28, 2015.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	16	25

Weighted Average Market Cap (MM)	$42,783	$44,144

Price/Earning Ratio (P/E)	13.7x	15.0x

Price/Book Ratio (P/B)	2.6x	2.2x

Beta vs. MSCI Emerging Markets (ND) Index	0.86	1.00

Portfolio Turnover (Year Ended 10/31/2014)	50%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

26

Harbor Emerging Markets Equity Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2013 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Emerging Markets Equity Fund
Institutional Class	0.50%	N/A	0.50%	11/01/2013	$50,250
Comparative Index
MSCI Emerging Markets (ND)	0.64%	N/A	0.64%	—	$50,321

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2013 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Emerging Markets Equity Fund
Administrative Class	0.30%	N/A	0.30%	11/01/2013	$10,030
Investor Class	0.10%	N/A	0.10%	11/01/2013	$10,010
Comparative Index
MSCI Emerging Markets (ND)	0.64%	N/A	0.64%	—	$10,064

As stated in the Fund’s current prospectus, the expense ratios were 1.25% (Net) and 2.19% (Gross) (Institutional Class); 1.50% (Net) and 2.44% (Gross) (Administrative Class); and 1.62% (Net) and 2.56% (Gross) (Investor Class). The net expense ratios are contractually capped through 02/28/2015. The expense ratios shown in the prospectus are based on estimated amounts for the current fiscal year.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

27

Harbor Emerging Markets Equity Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 3.5%)

COMMON STOCKS—96.5%

Shares		Value (000s)
AUTOMOBILES—3.8%
2,209	Hyundai Motor Co. (S. KOR)	$351
14,800	Tata Motors Ltd. ADR (IND)[1]	697

		1,048

BANKS—14.9%
498,800	Bank Rakyat Indonesia Persero Tbk PT (IDR)	457
657,100	China Construction Bank Corp. (CHN)	490
66,335	Grupo Financiero Banorte SAB de CV (MEX)	425
5,810	ICICI Bank Ltd. ADR (IND)[1]	328
947,000	Industrial & Commercial Bank of China Ltd. (CHN)	628
39,325	Itau Unibanco Holding SA ADR (BR)[1]	580
411,000	Mega Financial Holding Co. Ltd. (TW)	341
16,739	OTP Bank plc (HUN)	277
60,692	Turkiye Halk Bankasi AS (TUR)	405
129,645	United Bank Ltd. PN (PAK)*,2	248

		4,179

BEVERAGES—2.0%
13,086	Coca-Cola Icecek AS (TUR)	298
36,000	Tsingtao Brewery Co. Ltd. (CHN)	266

		564

CAPITAL MARKETS—2.4%
848,100	China Cinda Asset Management Co. Ltd. (CHN)*	401
538,800	Yuanta Financial Holding Co. Ltd. (TW)	272

		673

CHEMICALS—2.9%
1,119	LG Chem Ltd. (S. KOR)	209
30,312	Phosagro OAO GDR (RUS)[3]	326
1,596,000	Tianhe Chemicals Group Ltd. (CHN)*,4	285

		820

CONSTRUCTION MATERIALS—2.1%
47,760	Cemex SAB de CV ADR (MEX)[1]	588

DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
300,000	China Unicom Hong Kong Ltd. (CHN)	448

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.6%
73,000	Delta Electronics Inc. (TW)	438

FOOD & STAPLES RETAILING—1.1%
4,624	Magnit OJSC GDR (RUS)[3]	310

FOOD PRODUCTS—4.4%
23,017	BRF SA ADR (BR)*,1	600
247,200	Indofood CBP Sukses Makmur Tbk PT (IDR)	226
100,720	Universal Robina Corp. (PHIL)	417

		1,243

HEALTH CARE PROVIDERS & SERVICES—0.1%
4,086	Odontoprev SA (BR)	15

HOTELS, RESTAURANTS & LEISURE—2.4%
81,000	Galaxy Entertainment Group Ltd. (CHN)	554
20,818	Sands China Ltd. (CHN)	130

		684

HOUSEHOLD DURABLES—1.1%
115,000	Haier Electronics Group Co. Ltd. (CHN)	308

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.6%
296,000	Huadian Fuxin Energy Corp. Ltd. (CHN)	170

INDUSTRIAL CONGLOMERATES—0.8%
4,162	Industries Qatar QSC (QA)	217

INSURANCE—5.8%
40,400	BB Seguridade Participacoes SA (BR)	539
147,600	China Pacific Insurance Group Co. Ltd. (CHN)	553
59,454	Discovery Ltd. (S. AFR)	542

		1,634

INTERNET & CATALOG RETAIL—2.4%
28,906	B2W Cia Digital (BR)	377
12,762	JD.com Inc. ADR (CHN)*,1	305

		682

INTERNET SOFTWARE & SERVICES—2.2%
21,000	Tencent Holdings Ltd. (CHN)	338
10,000	Yandex NV (RUS)*	286

		624

MARINE—1.2%
1,169,000	China Shipping Container Lines Co. Ltd. (CHN)*	333

MEDIA—3.9%
12,900	Grupo Televisa SAB ADR (MEX)[1]	466
5,019	Naspers Ltd. (S. AFR)	626

		1,092

METALS & MINING—4.3%
17,600	AngloGold Ashanti Ltd. ADR (S. AFR)*,1	146
127,300	Grupo Mexico SAB de CV (MEX)	438
71,100	Vale SA ADR (BR)[1]	623

		1,207

OIL, GAS & CONSUMABLE FUELS—8.1%
100,000	China Shenhua Energy Co. Ltd. (CHN)	281
11,042	Lukoil OAO ADR (RUS)[1]	542
71,200	Petroleo Brasileiro SA ADR (BR)*,1	833
37,617	Reliance Industries Ltd. PN (IND)*,2	613

		2,269

28

Harbor Emerging Markets Equity Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
PHARMACEUTICALS—1.1%
211,656	Luye Pharma Group Ltd. (CHN)*	$304

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.2%
116,000	China Overseas Land & Investment Ltd. (CHN)	337

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—10.5%
29,600	ASM Pacific Technology Ltd. (CHN)	326
155,000	Epistar Corp. (TW)	280
929,000	GCL-Poly Energy Holdings Ltd. (CHN)*	313
32,000	MediaTek Inc. (TW)	457
53,200	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	1,172
37,800	Trina Solar Ltd. ADR (CHN)*,1	399

		2,947

SPECIALTY RETAIL—1.1%
2,124	Dufry AG (SWS)*	306

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—7.5%
376,000	Lenovo Group Ltd. (CHN)	555
1,330	Samsung Electronics Co. Ltd. (S. KOR)	1,551

		2,106

TOBACCO—1.8%
84,500	ITC Ltd. PN (IND)*,2	489

TRANSPORTATION INFRASTRUCTURE—1.1%
40,200	Airports of Thailand PCL (THA)	299

WIRELESS TELECOMMUNICATION SERVICES—2.5%
65,004	Bharti Airtel Ltd. PN (IND)*,2	422
18,600	Mobile Telesystems OJSC ADR (RUS)[1]	266

		688

TOTAL COMMON STOCKS (Cost $26,684)		27,022

SHORT-TERM INVESTMENTS—2.9%
(Cost $804)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$804	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $824)	804

TOTAL INVESTMENTS—99.4% (Cost $27,488)		27,826

CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		172

TOTAL NET ASSETS—100.0%		$27,998

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$146	$1,168	$—	$1,314
Europe	552	2,464	—	3,016
Latin America	5,484	—	—	5,484
Middle East/Central Asia	2,797	217	—	3,014
Pacific Basin	2,465	11,729	—	14,194
Short-Term Investments
Repurchase Agreements	—	804	—	804

Total Investments in Securities	$11,444	$16,382	$—	$27,826

There were no Level 3 holdings at October 31, 2014 or November 1, 2013 (inception), and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	PN after the name of a holding stands for Participatory Notes representing ownership of Indian/Pakistan securities. PNs are issued by foreign banking organizations.

3	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

4	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2014, the aggregate value of these securities was $285 or 1% of net assets.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor International & Global Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2014

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
ASSETS
Investments, at identified cost*	$37,429,243	$217,450	$30,101	$27,488
Investments, at value (including securities loaned of $182, $0, $0, $0)	$49,032,611	$211,536	$32,096	$27,022
Repurchase agreements	—	1,896	3,349	804
Cash	6,200	1	—	—
Foreign currency, at value (cost: $20,929, $135, $0 and $4)	20,751	132	—	4
Receivables for:
Investments sold	—	—	474	217
Foreign currency spot contracts	—	—	—	1
Capital shares sold	115,987	41	70	—
Dividends	57,247	139	5	46
Interest	54	—	—	—
Securities lending income	26	—	—	—
Withholding tax	79,464	748	24	—
Prepaid registration fees	27	16	2	18
Other assets	1,271	30	6	35
Total Assets	49,313,638	214,539	36,026	28,147
LIABILITIES
Payables for:
Investments purchased	85,289	—	—	96
Foreign currency spot contracts	22	—	—	—
Capital shares reacquired	57,069	99	2	—
Collateral for securities loaned	190	—	—	—
Accrued expenses:
Management fees	26,526	132	22	22
12b-1 fees	1,191	4	2	—
Transfer agent fees	2,916	12	3	1
Trustees’ fees and expenses	277	1	—	—
Other	7,310	125	10	30
Total Liabilities	180,790	373	39	149
NET ASSETS	$49,132,848	$214,166	$35,987	$27,998
Net Assets Consist of:
Paid-in capital	$37,565,076	$380,686	$26,595	$27,895
Accumulated undistributed net investment income/(loss)	453,938	2,481	39	120
Accumulated net realized gain/(loss)	(483,270)	(164,937)	4,010	(347)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	11,597,104	(4,064)	5,343	330
	$49,132,848	$214,166	$35,987	$27,998
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$43,385,100	$196,062	$26,601	$27,294
Shares of beneficial interest[1]	637,148	15,374	1,118	2,716
Net asset value per share[2]	$68.09	$12.75	$23.79	$10.05
Administrative Class
Net assets	$961,478	$675	$802	$250
Shares of beneficial interest[1]	14,249	53	34	25
Net asset value per share[2]	$67.48	$12.66	$23.63	$10.03
Investor Class
Net assets	$4,786,270	$17,429	$8,584	$454
Shares of beneficial interest[1]	71,193	1,379	365	45
Net asset value per share[2]	$67.23	$12.64	$23.51	$10.01

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor International & Global Funds

STATEMENT OF OPERATIONS—October 31, 2014

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
Investment Income
Dividends	$1,368,765	$5,121	$400	$381
Net securities lending income	36,128	86	—	—
Interest	1,056	—	—	—
Foreign taxes withheld	(130,242)	(474)	(20)	(40)
Total Investment Income	1,275,707	4,733	380	341
Operating Expenses
Management fees	339,200	1,706	267	160
12b-1 fees:
Administrative Class	6,513	2	2	1
Investor Class	13,431	48	17	1
Shareholder communications	2,140	—	1	23
Custodian fees	6,609	100	26	63
Transfer agent fees:
Institutional Class	25,397	124	16	10
Administrative Class	1,583	1	—	—
Investor Class	9,670	34	12	1
Professional fees	1,007	3	5	58
Trustees’ fees and expenses	1,193	4	1	—
Registration fees	412	40	39	68
Miscellaneous	349	12	10	11
Total expenses	407,504	2,074	396	396
Management fees waived	(12,437)	—	(11)	—
Transfer agent fees waived	(1,813)	(8)	(1)	—
Other expenses reimbursed	—	(59)	(50)	(184)
Custodial expense reductions	(1)	—	—	—
Net expenses	393,253	2,007	334	212
Net Investment Income/(Loss)	882,454	2,726	46	129
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,686,016	8,068	4,586	(347)
Foreign currency transactions	(6,912)	46	(2)	(9)
Change in net unrealized appreciation/(depreciation) on:
Investments	(3,483,460)	(13,811)	(1,396)	330
Translations of assets and liabilities in foreign currencies	(6,812)	(61)	(2)	—
Net gain/(loss) on investment transactions	(1,811,168)	(5,758)	3,186	(26)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(928,714)	$(3,032)	$3,232	$103

The accompanying notes are an integral part of the Financial Statements.

31

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$882,454	$804,222	$2,726	$2,949
Net realized gain/(loss) on investments	1,679,104	1,628,929	8,114	62,898
Change in net unrealized appreciation/(depreciation) of investments	(3,490,272)	5,940,183	(13,872)	(26,442)
Net increase/(decrease) in assets resulting from operations	(928,714)	8,373,334	(3,032)	39,405
Distributions to Shareholders
Net investment income:
Institutional Class	(847,190)	(641,527)	(2,923)	(12,942)
Administrative Class	(55,429)	(41,314)	(15)	(59)
Investor Class	(95,371)	(75,936)	(217)	(1,128)
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(997,990)	(758,777)	(3,155)	(14,129)
Net Increase/(Decrease) Derived from Capital Share Transactions	3,054,340	4,286,594	2,564	(153,121)
Net increase/(decrease) in net assets	1,127,636	11,901,151	(3,623)	(127,845)
Net Assets
Beginning of period	48,005,212	36,104,061	217,789	345,634
End of period*	$49,132,848	$48,005,212	$214,166	$217,789
* Includes accumulated undistributed net investment income/(loss) of:	$453,938	$576,386	$2,481	$2,783

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014

$46	$90	$129
4,584	3,323	(356)
(1,398)	4,262	330
3,232	7,675	103

(70)	(52)	—
—	(1)	—
—	(2)	—

(2,264)	(461)	—
(56)	(10)	—
(564)	(90)	—
(2,954)	(616)	—
4,425	4,375	27,895
4,703	11,434	27,998

31,284	19,850	—
$35,987	$31,284	$27,998
$39	$70	$120

33

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$11,106,987	$9,450,821	$88,096	$43,765
Net proceeds from redemption fees	—	478	—	7
Reinvested distributions	717,975	530,245	2,775	9,781
Cost of shares reacquired	(6,479,053)	(6,190,995)	(85,369)	(204,352)
Net increase/(decrease) in net assets	$5,345,909	$3,790,549	$5,502	$(150,799)
Administrative Class
Net proceeds from sale of shares	$729,143	$725,625	$440	$163
Net proceeds from redemption fees	—	34	—	—
Reinvested distributions	54,458	40,438	14	55
Cost of shares reacquired	(2,761,360)	(526,694)	(707)	(440)
Net increase/(decrease) in net assets	$(1,977,759)	$239,403	$(253)	$(222)
Investor Class
Net proceeds from sale of shares	$1,308,752	$1,444,345	$2,668	$3,711
Net proceeds from redemption fees	—	67	—	—
Reinvested distributions	90,500	74,101	214	1,109
Cost of shares reacquired	(1,713,062)	(1,261,871)	(5,567)	(6,920)
Net increase/(decrease) in net assets	$(313,810)	$256,642	$(2,685)	$(2,100)
SHARES
Institutional Class
Shares sold	155,552	146,871	6,640	3,565
Shares issued due to reinvestment of distributions	10,618	8,654	223	859
Shares reacquired	(91,678)	(95,653)	(6,587)	(17,299)
Net increase/(decrease) in shares outstanding	74,492	59,872	276	(12,875)
Beginning of period	562,656	502,784	15,098	27,973
End of period	637,148	562,656	15,374	15,098
Administrative Class
Shares sold	10,337	11,232	34	13
Shares issued due to reinvestment of distributions	811	664	1	5
Shares reacquired	(38,167)	(8,341)	(53)	(36)
Net increase/(decrease) in shares outstanding	(27,019)	3,555	(18)	(18)
Beginning of period	41,268	37,713	71	89
End of period	14,249	41,268	53	71
Investor Class
Shares sold	18,684	22,668	207	311
Shares issued due to reinvestment of distributions	1,351	1,220	17	98
Shares reacquired	(24,359)	(19,742)	(431)	(580)
Net increase/(decrease) in shares outstanding	(4,324)	4,146	(207)	(171)
Beginning of period	75,517	71,371	1,586	1,757
End of period	71,193	75,517	1,379	1,586

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014

$4,502	$6,439	$27,258
—	—	—
2,279	505	—
(5,137)	(4,207)	(69)
$1,644	$2,737	$27,189

$172	$50	$250
—	—	—
56	11	—
—	—	—
$228	$61	$250

$4,150	$1,968	$474
—	—	—
563	91	—
(2,160)	(482)	(18)
$2,553	$1,577	$456

196	299	2,723
103	28	—
(221)	(192)	(7)
78	135	2,716
1,040	905	—
1,118	1,040	2,716

8	2	25
2	1	—
—	—	—
10	3	25
24	21	—
34	24	25

181	95	47
25	5	—
(96)	(24)	(2)
110	76	45
255	179	—
365	255	45

35

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$70.79	$59.12	$56.19	$59.13	$51.72
Income from Investment Operations
Net investment income/(loss)[a]	1.25	1.24	1.10	1.25	0.81
Net realized and unrealized gains/(losses) on investments	(2.45)	11.69	3.15	(3.32)	7.30
Total from investment operations	(1.20)	12.93	4.25	(2.07)	8.11
Less Distributions
Dividends from net investment income	(1.50)	(1.26)	(1.32)	(0.87)	(0.70)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(1.50)	(1.26)	(1.32)	(0.87)	(0.70)
Proceeds from redemption fees	—	— *	— *	— *	— *
Net asset value end of period	68.09	70.79	59.12	56.19	59.13
Net assets end of period (000s)	$43,385,100	$39,828,959	$29,723,443	$25,562,291	$25,798,545
Ratios and Supplemental Data (%)
Total return[b]	(1.69)%	22.19%	7.95%	(3.57)%	15.83%
Ratio of total expenses to average net assets[2]	0.76	0.76	0.78	0.79	0.82
Ratio of net expenses to average net assets[a]	0.73	0.74	0.77	0.77	0.79
Ratio of net investment income to average net assets[a]	1.78	1.96	1.96	2.07	1.56
Portfolio turnover	11	10	11	12	14

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31,	2014	2013[c]	2012	2011	2010
Net asset value beginning of period	$13.01	$11.60	$11.10	$11.98	$10.54
Income from Investment Operations
Net investment income/(loss)[a]	0.16	0.44	0.44	0.06	0.09
Net realized and unrealized gains/(losses) on investments	(0.23)	1.67	0.06	(0.72)	1.45
Total from investment operations	(0.07)	2.11	0.50	(0.66)	1.54
Less Distributions
Dividends from net investment income	(0.19)	(0.70)	—	(0.22)	(0.10)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.19)	(0.70)	—	(0.22)	(0.10)
Proceeds from redemption fees	—	— *	— *	— *	— *
Net asset value end of period	12.75	13.01	11.60	11.10	11.98
Net assets end of period (000s)	$196,062	$196,412	$324,404	$1,394,916	$1,774,192
Ratios and Supplemental Data (%)
Total return[b]	(0.54)%	19.09%	4.50%	(5.63)%	14.76%
Ratio of total expenses to average net assets[2]	0.88	0.93	0.87	0.87	0.90
Ratio of net expenses to average net assets[a]	0.85	0.89	0.87	0.86	0.87
Ratio of net investment income to average net assets[a]	1.23	1.38	1.22	0.61	0.97
Portfolio turnover	30	166	70	112	123

See page 38 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

36

Administrative Class					Investor Class
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$70.18	$58.63	$55.72	$58.67	$51.36	$69.92	$58.42	$55.51	$58.44	$51.16

1.91 [d]	1.03	0.99	1.07	0.70	1.07	1.01	0.87	1.01	0.66
(3.27)	11.63	3.09	(3.27)	7.23	(2.51)	11.54	3.14	(3.27)	7.17
(1.36)	12.66	4.08	(2.20)	7.93	(1.44)	12.55	4.01	(2.26)	7.83

(1.34)	(1.11)	(1.17)	(0.75)	(0.62)	(1.25)	(1.05)	(1.10)	(0.67)	(0.55)
—	—	—	—	—	—	—	—	—	—
(1.34)	(1.11)	(1.17)	(0.75)	(0.62)	(1.25)	(1.05)	(1.10)	(0.67)	(0.55)
—	— *	— *	— *	— *	—	— *	— *	— *	— *
67.48	70.18	58.63	55.72	58.67	67.23	69.92	58.42	55.51	58.44
$961,478	$2,896,387	$2,210,914	$2,071,762	$1,852,148	$4,786,270	$5,279,866	$4,169,704	$3,524,376	$3,586,143

(1.93)%	21.87%	7.67%	(3.82)%	15.56%	(2.05)%	21.76%	7.54%	(3.93)%	15.41%
1.01	1.01	1.03	1.04	1.07	1.13	1.13	1.15	1.16	1.19
0.98	0.99	1.02	1.02	1.04	1.10	1.11	1.14	1.14	1.16
1.85	1.66	1.71	1.83	1.30	1.46	1.60	1.60	1.70	1.23
11	10	11	12	14	11	10	11	12	14

Administrative Class					Investor Class
2014	2013[c]	2012	2011	2010	2014	2013[c]	2012	2011	2010
$12.93	$11.52	$11.06	$11.94	$10.50	$12.89	$11.50	$11.05	$11.94	$10.51

(0.08)	0.01	0.11	0.02	0.09	— *	0.06	0.05	(0.18)	0.06
(0.03)	2.07	0.35	(0.71)	1.43	(0.11)	1.99	0.40	(0.53)	1.45
(0.11)	2.08	0.46	(0.69)	1.52	(0.11)	2.05	0.45	(0.71)	1.51

(0.16)	(0.67)	—	(0.19)	(0.08)	(0.14)	(0.66)	—	(0.18)	(0.08)
—	—	—	—	—	—	—	—	—	—
(0.16)	(0.67)	—	(0.19)	(0.08)	(0.14)	(0.66)	—	(0.18)	(0.08)
—	— *	— *	—	—	—	— *	— *	— *	— *
12.66	12.93	11.52	11.06	11.94	12.64	12.89	11.50	11.05	11.94
$675	$919	$1,027	$1,287	$1,684	$17,429	$20,458	$20,203	$25,291	$69,935

(0.83)%	18.89%	4.16%	(5.90)%	14.56%	(0.85)%	18.60%	4.07%	(6.04)%	14.40%
1.13	1.18	1.12	1.12	1.15	1.25	1.30	1.24	1.25	1.27
1.10	1.14	1.12	1.11	1.13	1.22	1.26	1.24	1.23	1.25
1.08	1.09	0.90	0.34	0.72	0.87	0.98	0.80	0.12	0.59
30	166	70	112	123	30	166	70	112	123

37

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL GROWTH FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012		2011	2010
Net asset value beginning of period	$23.78	$17.99	$15.88		$18.07	$15.61
Income from Investment Operations
Net investment income/(loss)[a]	0.05	0.08	0.06		0.07	0.01
Net realized and unrealized gains/(losses) on investments	2.18	6.26	2.05		(0.30)	3.71
Total from investment operations	2.23	6.34	2.11		(0.23)	3.72
Less Distributions
Dividends from net investment income	(0.07)	(0.06)	—		(0.16)	(0.09)
Distributions from net realized capital gains[1]	(2.15)	(0.49)	—		(1.81)	(1.17)
Total distributions	(2.22)	(0.55)	—		(1.97)	(1.26)
Proceeds from redemption fees	—	— *	—	*	0.01	— *
Net asset value end of period	23.79	23.78	17.99		15.88	18.07
Net assets end of period (000s)	$26,601	$24,734	$16,290		$13,772	$9,578
Ratios and Supplemental Data (%)
Total return[b]	10.08%	36.24%	13.29%		(2.02)%	25.30%
Ratio of total expenses to average net assets[2]	1.08	1.24	1.60		1.68	2.28
Ratio of net expenses to average net assets[a]	0.90	0.90	0.96		1.00	1.00
Ratio of net investment income/(loss) to average net assets[a]	0.22	0.44	0.39		(0.01)	(0.06)
Portfolio turnover	141	110	91		107	118

HARBOR EMERGING MARKETS EQUITY FUND
	Institutional Class		Administrative Class	Investor Class
Year Ended October 31,	2014		2014	2014
Net asset value beginning of period	$10.00		$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.05		0.05	0.03
Net realized and unrealized gains/(losses) on investments	—	*	(0.02)	(0.02)
Total from investment operations	0.05		0.03	0.01
Less Distributions
Dividends from net investment income	—		—	—
Distributions from net realized capital gains[1]	—		—	—
Total distributions	—		—	—
Net asset value end of period	10.05		10.03	10.01
Net assets end of period (000s)	$27,294		$250	$454
Ratios and Supplemental Data (%)
Total return[b]	0.50%		0.30%	0.10%
Ratio of total expenses to average net assets[2]	2.34		2.59	2.71
Ratio of net expenses to average net assets[a]	1.25		1.50	1.62
Ratio of net investment income to average net assets[a]	0.78		0.47	0.45
Portfolio turnover	50		50	50

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Effective May 21, 2013, Harbor International Growth Fund appointed Baillie Gifford Overseas Limited as its Subadviser.

d	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class						Investor Class
2014	2013	2012		2011	2010	2014	2013	2012	2011	2010
$23.65	$17.90	$15.83		$18.03	$15.59	$23.54	$17.83	$15.80	$17.99	$15.57

0.01	0.04	0.03		(0.02)	(0.05)	(0.03)	0.01	(0.01)	0.07	(0.06)
2.14	6.22	2.04		(0.25)	3.72	2.15	6.20	2.04	(0.36)	3.70
2.15	6.26	2.07		(0.27)	3.67	2.12	6.21	2.03	(0.29)	3.64

(0.02)	(0.02)	—		(0.12)	(0.06)	— *	(0.01)	—	(0.10)	(0.05)
(2.15)	(0.49)	—		(1.81)	(1.17)	(2.15)	(0.49)	—	(1.81)	(1.17)
(2.17)	(0.51)	—		(1.93)	(1.23)	(2.15)	(0.50)	—	(1.91)	(1.22)
—	— *	—	*	—	—	—	— *	— *	0.01	—
23.63	23.65	17.90		15.83	18.03	23.51	23.54	17.83	15.80	17.99
$802	$562	$371		$285	$292	$8,584	$5,988	$3,189	$1,294	$592

9.77%	35.89%	13.08%		(2.32)%	24.96%	9.68%	35.76%	12.85%	(2.36)%	24.82%
1.33	1.49	1.85		1.93	2.54	1.45	1.61	1.98	2.06	2.66
1.15	1.15	1.21		1.25	1.25	1.27	1.27	1.30	1.37	1.37
(0.01)	0.17	0.14		(0.27)	(0.31)	(0.17)	0.04	(0.01)	(0.39)	(0.39)
141	110	91		107	118	141	110	91	107	118

39

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2014

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios (as of December 2014). The portfolios covered by this report include: Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The Funds have adopted Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which was established to enhance disclosures pertaining to the offsetting of financial assets and liabilities or those subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 requires additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial positions. For a detailed discussion of financial assets and liabilities or those subject to an enforceable master netting arrangement or similar agreement please refer to the descriptions of Repurchase Agreements in Note 2—Significant Accounting Policies and Securities Lending in Note 3—Investment Portfolio Transactions.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts, including rights and warrants) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

40

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, Harbor International Fund purchased option contracts to manage its exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2011–2013), including all positions expected to be taken upon filing the 2014 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (“ASU 2013-08”) to provide updated guidance for assessing whether an entity is an investment company and for the measurement of non-controlling ownership interests in other investment companies. The Funds have adopted ASU 2013-08 for the fiscal year ended October 31, 2014 as each follows the investment company reporting requirements under U.S. GAAP. There were no related impacts on any of the Funds’ financial statements.

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which expands secured borrowing accounting for certain repurchase agreements. ASU 2014-14 will also require additional disclosures for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-14 will become effective for interim or annual periods beginning after December 15, 2014. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2014 are as follows:

	Purchases	Sales
Harbor International Fund	$6,903,829	$5,489,777
Harbor International Growth Fund	69,209	66,189
Harbor Global Growth Fund	45,790	46,198
Harbor Emerging Markets Equity Fund	35,440	8,494

Securities Lending

Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the year, Harbor International Fund and Harbor International Growth Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable net asset value and the Fund is subject to the risk of loss on the cash collateral invested. This collateral is recognized as a liability in the Statement of Assets and Liabilities. During the term of the loan, the Fund will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Fund may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

borrower. Net securities lending income is disclosed as such in the Statement of Operations. Securities loans may be terminated at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan at the time of default by the borrower. A Fund had sought to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the market value of the unreturned loaned securities. The value at October 31, 2014 of securities loaned and related collateral for Harbor International Fund was $182 and $190, respectively. As of October 31, 2014, Harbor International Growth Fund had no securities out on loan.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate
Harbor International Fund	0.75%,0.65%[a]	0.65%
Harbor International Growth Fund	0.75	0.75
Harbor Global Growth Fund	0.75[b]	0.75
Harbor Emerging Markets Equity Fund	0.95	0.95

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser has contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, and to 0.58% on assets over $36 billion through February 28, 2015.

b	Advisory fee reduced from 0.85% to 0.75% effective March 1, 2014.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund limiting the total expenses for Harbor International Growth Fund to 0.85%, 1.10%, and 1.22% for the Institutional Class, Administrative Class, and Investor Class, respectively, Harbor Global Growth Fund to 0.90%, 1.15%, and 1.27% for the Institutional Class, Administrative Class, and Investor Class, respectively, and Harbor Emerging Markets Equity Fund to 1.25%, 1.50% and 1.62% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2015. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent section below.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional	0.06% of the average daily net assets of all Institutional shares.
Administrative	0.06% of the average daily net assets of all Administrative shares.
Investor	0.18% of the average daily net assets of all Investor shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2014. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2014, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor International Fund	18,393	1	4	18,398	0.0%
Harbor International Growth Fund	58,197	3	6	58,206	0.3
Harbor Global Growth Fund	392,320	20,375	20,345	433,040	28.6
Harbor Emerging Markets Equity Fund	1,292,006	25,000	25,001	1,342,007	48.2

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Funds totaled $1,058 for the year ended October 31, 2014.

47

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of use of equalization, disposition of passive foreign investment companies’ securities and foreign transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2014 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
Harbor International Fund	$(6,912)	$6,912	$—
Harbor International Growth Fund	127	(127)	—
Harbor Global Growth Fund	(7)	(568)	575
Harbor Emerging Markets Equity Fund	(9)	9	—

The tax composition of each Fund’s distributions is as follows:

	As of October 31, 2014			As of October 31, 2013
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor International Fund	$997,990	$—	$997,990	$758,778	$—	$758,778
Harbor International Growth Fund	3,155	—	3,155	14,129	—	14,129
Harbor Global Growth Fund	1,230	1,724	2,954	55	561	616
Harbor Emerging Markets Equity Fund	—	—	—	N/A	N/A	N/A

As of October 31, 2014, the components of each Fund’s distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor International Fund	$955,788	$—	$11,010,092
Harbor International Growth Fund	3,083	—	(5,875)
Harbor Global Growth Fund	588	3,461	5,342
Harbor Emerging Markets Equity Fund	134	—	280

48

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the taxation of regulated investment companies, including the treatment of capital loss carryforwards. Under the Act, for taxable years subsequent to December 22, 2010, each Fund will be permitted to carry forward capital losses incurred in such taxable years for an unlimited period. However, any losses incurred during such taxable years will be required to be utilized prior to the losses incurred in taxable years prior to the Act, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses, as opposed to previous regulation, which permitted all capital loss carryforwards to be considered short-term.

At October 31, 2014, the Funds in the following table had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In
	2017	2018	Total
Harbor International Fund	$—	$392,963	$392,963
Harbor International Growth Fund	163,692	—	163,692

The following capital loss carryforward does not expire:

	Capital Loss Carryforward
	Short-Term	Long-Term	Total
Harbor Emerging Markets Equity Fund	$270	$33	$303

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2014 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor International Fund *	$38,016,253	$12,263,024	$(1,246,666)	$11,016,358
Harbor International Growth Fund *	219,261	13,624	(19,453)	(5,829)
Harbor Global Growth Fund	30,102	5,911	(568)	5,343
Harbor Emerging Markets Equity Fund *	27,538	1,746	(1,458)	288

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2— Significant Accounting Policies.

Each Fund’s derivative instruments as of the year ended October 31, 2014 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds. The derivatives held by each Fund are not subject to master netting arrangements.

49

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Derivative Instruments

At October 31, 2014, the fair values of derivatives by primary risk exposure were reflected in the Statement of Assets and Liabilities as follows:

HARBOR INTERNATIONAL FUND

Statement of Assets and Liabilities Caption	Equity Contracts
Assets
Investments at value (rights/warrants)	$40,898

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives by primary risk exposure for the year ended October 31, 2014, were:

HARBOR INTERNATIONAL FUND

Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$817

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Investments (rights/warrants)	$10,502

NOTE 7—SUBSEQUENT EVENTS

Effective November 30, 2014, Moritz Sitte, Sophie Earnshaw and Tom Walsh have joined Gerard Callahan, Iain Campbell and Joe Faraday as members of Baillie Gifford’s Portfolio Construction Group. The Portfolio Construction Group has responsibility for making investment decisions for the Harbor International Growth Fund using a team based approach. Effective December 1, 2014, Paul Faulkner, a member of the Portfolio Construction Group, has departed Baillie Gifford and therefore no longer has any responsibility for managing the Harbor International Growth Fund.

50

Harbor International & Global Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund, (four of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund of the Harbor Funds at October 31, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 22, 2014

51

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2014)	Ending Account Value (October 31, 2014)
Harbor International Fund
Institutional Class	0.73%
Actual		$3.55	$1,000	$927.70
Hypothetical (5% return)		3.72	1,000	1,021.43
Administrative Class	0.98%
Actual		$4.76	$1,000	$926.40
Hypothetical (5% return)		4.99	1,000	1,020.14
Investor Class	1.10%
Actual		$5.34	$1,000	$925.90
Hypothetical (5% return)		5.60	1,000	1,019.52
Harbor International Growth Fund
Institutional Class	0.85%
Actual		$4.20	$1,000	$964.40
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.45	$1,000	$962.70
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$6.04	$1,000	$962.70
Hypothetical (5% return)		6.21	1,000	1,018.90

52

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2014)	Ending Account Value (October 31, 2014)
Harbor Global Growth Fund
Institutional Class	0.90%
Actual		$4.70	$1,000	$1,072.10
Hypothetical (5% return)		4.58	1,000	1,020.55
Administrative Class	1.15%
Actual		$6.01	$1,000	$1,070.70
Hypothetical (5% return)		5.85	1,000	1,019.26
Investor Class	1.27%
Actual		$6.63	$1,000	$1,070.60
Hypothetical (5% return)		6.46	1,000	1,018.64
Harbor Emerging Markets Equity Fund
Institutional Class	1.25%
Actual		$6.41	$1,000	$1,034.00
Hypothetical (5% return)		6.36	1,000	1,018.75
Administrative Class	1.50%
Actual		$7.69	$1,000	$1,034.00
Hypothetical (5% return)		7.63	1,000	1,017.45
Investor Class	1.62%
Actual		$8.30	$1,000	$1,032.00
Hypothetical (5% return)		8.24	1,000	1,016.83
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

53

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Percentage of Distribution
Harbor International Fund	3%
Harbor International Growth Fund	2
Harbor Global Growth Fund	20

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2014:

Amount (000s)
Harbor Global Growth Fund	$2,216

For the fiscal year ended October 31, 2014, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

The Funds designate the following for Federal income tax purposes:

	Foreign Taxes Paid (000s)	Foreign Source Income Earned (000s)
Harbor International Fund	$52,876	$816,395
Harbor International Growth Fund	299	3,999
Harbor Emerging Markets Equity Fund	30	381

Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2014 will receive a Form 1099-DIV in January 2015 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

54

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2014)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (51) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011-Present); Trustee, Berkshire School (2014-Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), Managing Director and Co- Head, Fixed Income Portfolio Management Group, and Head, Global Credit Research (2000-2006), Managing Director and Portfolio Manager, (1990-2000); Vice President, Fixed Income Research, Credit Suisse Group Ltd. (1988-1990); Vice President, Fixed Income Research, First Boston Corporation (1985-1988).	29	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (76) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (67) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (56) Trustee	Since 2014	Senior Executive Vice President, Columbia University (2002-Present); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005–Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; and Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

55

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—continued
Rodger F. Smith (73) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None

Ann M. Spruill (60) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (68)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
FUND OFFICERS**
Charles F. McCain (45) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (43) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (39) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins, (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (55) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Jodie L. Crotteau (42) Assistant Secretary	Since 2014	Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

Susan A. DeRoche (63) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Advisor and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

56

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

57

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bloomberg Commodity Index Total ReturnSM (formerly known as Dow Jones—UBS Commodity Index Total ReturnSM) —The Bloomberg Commodity Index Total ReturnSM is composed of futures contracts on physical commodities. No single commodity may constitute less than 2% or more than 15% of the Index, and no related group of commodities may constitute more than 33% of the Index. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

58

Glossary—Continued

BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of The BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index— Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI ACWI Ex USA (ND) Index—(All Country World Ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses

59

Glossary—Continued

and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

60

Glossary—Continued

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal. Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

61

Glossary—Continued

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

62

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.IG.1014

Annual Report

October 31, 2014

Strategic Markets Funds

	Institutional Class	Administrative Class

Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX

Harbor Unconstrained Bond Fund	HAUBX	HRUBX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds

ANNUAL REPORT OVERVIEW

The Harbor Funds’ fiscal year ended October 31, 2014. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

	Total Return Year Ended October 31, 2014
	Institutional Class	Administrative Class
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	-6.82%	-7.06%
Harbor Unconstrained Bond Fund	2.26	2.01

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2014
Bloomberg Commodity Total ReturnSM; commodities BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	-5.94 0.24%
Barclays U.S. Aggregate Bond; domestic bonds	4.14

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2010	2011	2012	2013	2014
STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%	0.94%	0.94%	0.94%	0.94%	1.01%
Administrative Class	1.19	1.19	1.19	1.19	1.19	1.38
Harbor Unconstrained Bond Fund
Institutional Class	1.05%[a]	1.05%	1.05%	1.05%	1.05%	1.05%
Administrative Class	1.30 [a]	1.30	1.30	1.30	1.30	1.32

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements, excluding interest expense (see Financial Highlights).

2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2014 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans.

a	Annualized for the period April 1, 2010 (inception) through October 31, 2010.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Broad measures of commodity prices fell again in fiscal 2014 after declining the prior fiscal year. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, had a return of -5.94%, resulting from falling oil prices, a strengthening U.S. dollar, and continuing signs of weak global growth. Reflecting slowing global growth and changes in supply and demand, prices for crude oil started dropping in the fiscal year from over $100 per barrel in June to below $60 per barrel as of the date of this letter.

Modest economic growth and mild inflation provided a mostly favorable environment for bonds in fiscal 2014, as the Federal Reserve concluded its most recent bond-buying program. The broad U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, had a return of 4.14% for the fiscal year. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, had a return of 1.90%.

The BofA Merrill Lynch U.S. High Yield Index had a return of 5.85%, as speculative-grade bonds continued to find favor with investors seeking higher yields. The high-yield market came under pressure after the close of the fiscal year due in part to the decline in oil prices, which raised concerns about the value of energy companies’ debt held in many high-yield portfolios.

Money market investments produced barely positive returns as the Federal Reserve continued to hold the federal funds target rate at the 0.0%-to-0.25% range established in December 2008.

Harbor Strategic Markets Funds

Harbor Commodity Real Return Strategy Fund, with a return of -6.82% for the fiscal year, lagged its Bloomberg Commodity Index Total ReturnSM benchmark by 88 basis points. A basis point is one-hundredth of one percentage point. (All Harbor returns cited are for each fund’s Institutional Class shares.) From a longer-term perspective, the Fund has generally outperformed the index since its inception in 2008.

Harbor Unconstrained Bond Fund had a return of 2.26%. The Fund outperformed the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index by 202 basis points and trailed the Barclays U.S. Aggregate Bond Index by 188 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each strategic markets fund can be found in the pages preceding each fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2014
		Annualized
Strategic Markets	1 Year	5 Years	10 Years	30 Years
Bloomberg Commodity Total ReturnSM	-5.94%	-2.17%	-1.28%	N/A

Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	15.78%	17.06%	8.76%	11.24%
S&P 500 (large cap stocks)	17.27	16.69	8.20	11.31
Russell Midcap® (mid cap stocks)	15.32	18.97	10.37	12.80
Russell 2000® (small cap stocks)	8.06	17.39	8.67	10.12
Russell 3000® Growth	16.39	17.52	9.09	10.50
Russell 3000® Value	15.76	16.47	7.89	11.61

International & Global
MSCI EAFE (ND) (foreign stocks)	-0.60%	6.52%	5.81%	9.21%
MSCI World (ND) (global stocks)	8.67	11.41	6.93	9.63
MSCI EM (ND) (emerging markets)	0.64	4.64	10.54	N/A

Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	5.85%	10.26%	8.12%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	4.14	4.22	4.64	7.53%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.05	0.09	1.58	4.06

2

Portfolio Manager Resigns

On September 26, Bill Gross, a founder of PIMCO and long-time portfolio manager for Harbor Bond Fund, resigned unexpectedly from PIMCO to join another firm. In his 43 years with PIMCO, Bill Gross established one of the truly remarkable investing records in fixed income and built an outstanding team at PIMCO. Harbor Bond Fund was Bill Gross’ first sub-advised fund, starting just seven months after the inception of the PIMCO Total Return Fund in 1987. We thank Bill for his dedication and service to Harbor Bond Fund shareholders and Harbor Unconstrained Bond Fund shareholders and wish him the very best in his new endeavors.

Domestic Equity and International Equity

U.S. equities posted strong returns in fiscal 2014, as investors responded positively to generally favorable earnings reports and encouraging signals of strength in the U.S. economy. Concerns about market valuations, slowing growth in key regions of the world, geopolitical tensions, and the Federal Reserve’s completion of its widely communicated decision to gradually end quantitative easing tempered the returns of equities as the fiscal year came to a close.

The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of 15.78% for the 12 months ended October 31, 2014. This strong return followed an even stronger performance in fiscal 2013, when the index had a return of over 29%. The S&P 500, an index of larger companies, had a return of 17.27% in fiscal 2014, while the Russell 2000® Index, a small-company benchmark, had a return of 8.06%.

International equity markets produced generally flat returns in fiscal 2014, reflecting concerns over weak economic growth in both developed and emerging markets and international tensions in several regions of the world. The MSCI EAFE (ND), an index of companies based in developed overseas markets, had a return of -0.60% for the fiscal year. The MSCI Emerging Markets (ND) Index recorded a modest gain of 0.64%. The MSCI All Country World (ND) Index, a measure of global equities including the U.S., returned 7.77%%. (All international and global returns are in U.S. dollars.)

Harbor Funds Trustee Retires

On December 31, 2014, John P. (“Jack”) Gould, will retire as a trustee of Harbor Funds in accordance with the board’s retirement policy. Jack has served shareholders as a member of the board for almost 21 years following his election to the board in early 1994. Jack’s leadership and his extensive knowledge of investments, economics and governance were instrumental in the growth and development of Harbor Funds. Jack’s focus was always on what was in the best interests of shareholders. His comprehensive and thoughtful guidance were invaluable to the board and senior members of the Harbor Funds team. Everyone affiliated with Harbor Funds has benefited from his astute perspective and wisdom. We wish Jack the very best in what we expect will be a very active retirement.

The board’s retirement policy enables the trustees to prepare for retirements well in advance. With Jack Gould’s retirement, the board will be reduced from nine members to eight, of which seven are independent. Three new trustees with extensive investment and business experience were added to the board early in fiscal 2014 and each shares the Harbor Funds commitment to acting in the best interests of our shareholders.

Evaluate Investments over the Long-Term

It is the time of year when many investors evaluate their investments and consider what, if any, changes should be made in their asset allocation for the coming year. No one knows for certain how equity or fixed income markets will perform in fiscal 2015 or in any short term period.

Harbor Funds always encourages investors to take a long-term perspective with all investments. A diversified portfolio that includes equities and fixed income in an asset allocation that is consistent with your investment objectives and risk tolerance can help you manage the uncertainty of the financial markets over the long-term. Harbor Funds offers a range of actively-managed equity, strategic markets, and fixed income funds to help investors build a diversified portfolio to achieve their long-term investment goals.

Thank you for your investment in Harbor Funds.

December 22, 2014

David G. Van Hooser

Chairman

3

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

650 Newport Center Dr.

Newport Beach, CA 92660

PORTFOLIO MANAGER

Mihir P. Worah

Since 2008

PIMCO has subadvised the Fund since its inception in 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management

PRINCIPAL STYLE CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments

Mihir P. Worah

Management’s Discussion of Fund Performance

MARKET REVIEW

Monetary policy continued to be a major influence on fixed income markets, but this past fiscal year brought a divergence in policies across various regions. In the United States, the Federal Reserve gradually tapered its bond-buying program, with Fed purchases ending in October 2014. As the Fed was ending its third quantitative easing program in the United States, central banks elsewhere were expanding their purchasing programs. The European Central Bank announced additional measures during 2014 as the economic recovery in Europe remained weak and concerns increased about potential deflation in the region. The Bank of Japan also took additional easing measures after a tax hike earlier in 2014 furthered concerns of a meager recovery. The action by the Bank of Japan to increase asset purchases occurred just prior to the end of the fiscal year.

While the developed world remained focused on monetary policy, markets also experienced a moderate amount of volatility, which was exacerbated by geopolitical tensions ranging from Argentina’s debt-repayment crisis, to turmoil between Russia and Ukraine, and most recently conflict in the Middle East. The yield of the benchmark 10-year U.S. Treasury note closed on October 31, 2014 at 2.34%, down 23 basis points, or 0.23 percentage points, from 12 months earlier. Yields fall as bond prices rise. The U.S. Treasury yield curve flattened as long-term yields fell more than the yields of securities with shorter maturities.

Commodity markets moved lower as losses from the most recent months more than offset gains from strong performance during the first half of the fiscal year. A sharp decline in oil prices and a stronger U.S. dollar were important factors in the weakness in commodity markets. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -5.94% for the fiscal year. Precious metals was one of the worst-performing sectors while livestock posted positive returns given strong performance earlier in 2014. The energy sector posted negative returns with the majority of those losses coming during the latter part of the fiscal year. U.S. Treasury Inflation-Protected Securities, or TIPS, underperformed nominal Treasurys as inflation expectations fell.

U.S. Treasurys posted positive performance as yields rallied, and fixed income spread sectors posted generally positive performance. Corporate bonds and mortgage-backed securities outperformed like-duration Treasurys as investors continued to seek attractive yield opportunities and consumer sentiment improved. In Europe, yields declined as extraordinary measures introduced by the European Central Bank to stimulate the economy helped to support the performance of European bonds, both nominal and inflation-linked.

PERFORMANCE

Harbor Commodity Real Return Strategy Fund returned -6.82% (Institutional Class) and -7.06% (Administrative Class) for fiscal 2014, underperforming the -5.94% return of the Bloomberg Commodity Index Total ReturnSM benchmark. From a longer-term perspective, the Fund has outperformed the index since its inception in 2008 and for the five-year period ended October 31, 2014.

4

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	90.5%
Spain Government	5.5%
Federal National Mortgage Association	3.4%
Italy Buoni Poliennali Del Tesoro	2.7%
Bundesobligation Inflation Linked	2.5%
Brazil Letras Do Tesouro Nacional	2.4%
Mexican Government	1.6%
Brazil Notas Do Tesouro Nacional Série F	1.5%
Ally Financial Inc.	1.3%
JP Morgan Chase & Co. MTN	1.2%

The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The following strategies helped returns during the fiscal year:

•	Implementation of value-added commodity structural strategies.

•	Tactical exposure to peripheral European bonds, as the accommodative policy of the European Central Bank remained supportive.

•	An allocation to non-agency mortgage-backed securities, which continued to benefit as the housing recovery persisted through the fiscal year.

•	Short positions against the euro and Japanese yen, as central bank actions helped the U.S. dollar to strengthen, particularly against those currencies.

The following strategies were negative or neutral for returns during the fiscal year:

•	Underweight positioning to the long-end of the yield curve, where bond prices rallied most in the past year.

•	The use of TIPS collateral, which underperformed U.S. Treasury bills as breakeven inflation levels, as expressed by the yield spread between TIPS and like-duration Treasurys, narrowed.

•	Exposure to emerging markets, like Brazil, where rates rose given the central bank’s hiking cycle and inflationary fears.

OUTLOOK AND STRATEGY

We expect growing dispersion in global growth and policy trends over the next 12 months. We anticipate that the United States will continue to lead in the developed world while Europe and Japan will fall well short of self-sustaining growth. We expect to see a trend of low policy rates as we believe that global aggregate demand remains insufficient to absorb bountiful aggregate supply despite extraordinary monetary policies.

We expect growth of 2.5%-3.0% in the U.S. as the region will continue to be a bright spot in the global economy. This growth is likely to be driven by an acceleration in capital expenditures, in our view, as corporations experience additional pricing power and better expected returns on investments.

We think the eurozone will continue its slow climb out of a double dip recession, with the economy expanding at a rate of 0.75%-1.25%. We expect the European Central Bank to keep monetary policy exceptionally accommodative for an extended period as it combats deflationary forces arising from a combination of ongoing fiscal tightening and still-constrained credit conditions. While debate continues on how the economy will react to the exceptional monetary policy introduced by the Bank of Japan, we expect growth of 1.0%-1.5%. Given tepid growth elsewhere in the economy, coupled with a considerable drag from a recent sales-tax hike, we think the Bank of Japan will be obligated to continue to support economic growth over the next year.

With respect to portfolio strategy, we plan to:

•

Tactically manage real duration within the TIPS collateral portfolio with a focus on the intermediate portion of the yield curve, where we see superior opportunity for roll-down, the price appreciation that typically occurs as fixed income securities start to mature and roll down a steep yield curve.

•	Hold marginal positions in global inflation-linked bonds in countries that offer higher real, or inflation-adjusted, yields and potential policy maneuverability.

•	Keep an allocation to non-agency mortgages, as they offer an attractive source of yield.

•	Remain selective in allocations to emerging markets, where we favor Mexican inflation-linked securities given solid fundamentals and attractive breakeven inflation levels relative to nominal bonds.

•

Maintain an overall neutral currency stance as long as central bank actions continue to drive high levels of currency volatility; remain short against the euro and Japanese yen while favoring the Mexican peso.

5

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non- diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%[a]

Total Net Assets (000s)	$208,996

ADMINISTRATIVE CLASS

Fund #	2229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%[a]

Total Net Assets (000s)	$1,236

PORTFOLIO STATISTICS

Average Market Coupon	1.23%

Yield to Maturity	2.40%

Current 30-Day Yield (Institutional Class)	1.13%

Weighted Average Maturity	2.21 years

Weighted Average Duration	2.03 years

Portfolio Turnover (Year Ended 10/31/2014)	635%

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	78.24%

>5 to 10	29.13%

>10 to 15	1.04%

>15 to 20	0.11%

>20 to 25	0.42%

>25 yrs.	-8.94%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Bloomberg Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 10/31/2014

Total Returns For the periods ended 10/31/2014
Harbor Commodity Real Return Strategy Fund
Institutional Class	-6.82%	0.44%	-4.50%	09/02/2008	$7,529
Administrative Class	-7.06%	0.23%	-4.74%	09/02/2008	$7,415
Comparative Index
Bloomberg Commodity Total ReturnSM	-5.94%	-2.17%	-7.35%	—	$6,248

As stated in the Fund’s current prospectus, the expense ratios were 0.98% (Net) and 1.03% (Gross) (Institutional Class); and 1.23% (Net) and 1.28% (Gross) (Administrative Class). The net expense ratios are contractually capped, excluding interest expense incurred by the Fund, if any, through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflective of a contractual expense cap effective through February 28, 2015. Expense cap excludes interest expense incurred by the Fund, if any.

b	Annualized.

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—October 31, 2014

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -30.5%)

ASSET-BACKED SECURITIES—6.0%
Principal Amount (000s)		Value (000s)
$65	Argent Securities Inc. Series 2005-W2 Cl. A2B1 0.352%—10/25/2035[1]	$65
195	Bayview Financial Acquisition Trust Series 2006-D Cl. 1A2 5.660%—12/28/2036[2]	195
600	Bear Stearns Asset Backed Securities Trust Series 2006-2 Cl. M1 0.572%—07/25/2036[1]	593
1,000	Citigroup Mortgage Loan Trust Inc. Series 2005-HE3 Cl. M2 0.632%—09/25/2035[1]	942
1,129	Commercial Industrial Finance Corp. Series 2007-1A Cl. A1L 0.493%—05/10/2021[1,3]	1,110
206	Series 2006-2A Cl. A1L 0.494%—03/01/2021[1,3]	205

		1,315

302	Countrywide Asset-Backed Certificates Series 2005-15 Cl. 1AF6 4.573%—04/25/2036[4]	307
214	First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF8 Cl. A2D 0.532%—09/25/2035[1]	214
1,106	Series 2005-FF11 Cl. A2D 0.832%—11/25/2035[1]	1,080

		1,294

991	Hillmark Funding Ltd. Series 2006-1A Cl. A1 0.484%—05/21/2021[1,3]	983
1,857	IndyMac Home Equity Loan Trust Series 2004-2 Cl. A 0.272%—09/28/2036[1]	1,824
€88	Magi Funding plc Series I-A Cl. A 0.429%—04/11/2021[1,3]	110
$240	MASTR Asset Backed Securities Trust Series 2006-HE2 Cl. A2 0.392%—06/25/2036[1]	135
125	Morgan Stanley ABS Capital I Inc. Trust Series 2006-HE8 Cl. A2FP 0.222%—10/25/2036[1]	76
600	People’s Choice Home Loan Securities Trust Series 2005-1 Cl. M4 1.505%—01/25/2035[1]	486
402	Securitized Asset Backed Receivables LLC Trust Series 2005-FR5 Cl. A1B 0.432%—08/25/2035[1]	396
€879	SLM Student Loan Trust Series 2003-2 Cl. A5 0.344%—12/15/2023[1]	1,093
89	Series 2002-7X Cl. A5 0.354%—09/15/2021[1]	112

		1,205

$407	Small Business Administration Participation Certificates Series 2007-20K Cl. 1 5.510%—11/01/2027	456
200	Soundview Home Loan Trust Series 2006-OPT2 Cl. A4 0.432%—05/25/2036[1]	168
953	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.458%—04/17/2021[1,3]	938
977	Structured Asset Investment Loan Trust Series 2006-BNC2 Cl. A5 0.312%—05/25/2036[1]	740
411	Venture CLO Ltd.[5] Series 2006-7A Cl. A1A 0.461%—01/20/2022[1,3]	406

TOTAL ASSET-BACKED SECURITIES (Cost $12,124)		12,634

COLLATERALIZED MORTGAGE OBLIGATIONS—3.2%
23	Banc of America Mortgage Trust Series 2004-1 Cl. 5A1 6.500%—09/25/2033	24
1,284	Bear Stearns Alt-A Trust Series 2004-8 Cl. 1A 0.852%—09/25/2034[1]	1,252
1,122	Series 2005-5 Cl. 25A1 4.865%—07/25/2035[4]	935

		2,187

379	ChaseFlex Trust Series 2007-M1 Cl. 2F4 4.805%—08/25/2037[2]	307
348	Countrywide Alternative Loan Trust Series 2005-79CB Cl. A5 5.500%—01/25/2036	312
116	Series 2006-19CB Cl. A4 6.000%—08/25/2036[4]	105
185	Series 2007-5CB Cl. 1A13 6.000%—04/25/2037	162
433	Series 2007-5CB Cl. 1A4 6.000%—04/25/2037	379

		958

682	Deutsche Alt-A Securities Inc. Series 2007-AB1 Cl. A1 0.452%—04/25/2037[1]	385
€209	Granite Mortgages plc Series 2004-2 Cl. 2A1 0.362%—06/20/2044[1]	261
$167	HarborView Mortgage Loan Trust Series 2005-2 Cl. 2A1A 0.377%—05/19/2035[1]	140
592	IndyMac IMSC Mortgage Loan Trust Series 2007-HOA1 Cl. A11 0.332%—07/25/2047[1]	462
231	Lehman XS Trust Series 2006-12N Cl. A31A 0.352%—08/25/2046[1]	179

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)
	$259	Merrill Lynch Mortgage Investors Trust Series 2006-1 Cl. 1A 2.463%—02/25/2036[4]	$248
	249	Morgan Stanley Mortgage Loan Trust Series 2006-8AR Cl. 6A1 2.133%—06/25/2036[4]	243
	130	Residential Asset Securitization Trust Series 2006-A12 Cl. A2 6.250%—11/25/2036	99
	138	Thornburg Mortgage Securities Trust Series 2006-4 Cl. A2B 5.241%—07/25/2036[4]	138
	675	Wachovia Mortgage Loan Trust LLC Series 2005-B Cl. 2A4 2.462%—10/20/2035[4]	634
	415	Washington Mutual Mortgage Pass Through Certificates Trust Series 2006-AR1 Cl. 2A1A 1.184%—01/25/2046[4]	403

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,224)		6,668

CORPORATE BONDS & NOTES—7.2%
	800	Ally Financial Inc. 2.434%—12/01/2014[1]	800
	1,600	3.500%—07/18/2016	1,630
	400	5.500%—02/15/2017	426

			2,856

	€200	Barclays plc 6.500%—09/15/2019[4,6]	246
	£100	BG Energy Capital plc 6.500%—11/30/2072[4]	173
	$100	Chesapeake Energy Corp. 3.481%—04/15/2019[1]	100
	2,600	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY 0.563%—04/28/2017[1]	2,600
	400	Electricite de France SA 0.691%—01/20/2017[1,3]	402
	100	1.150%—01/20/2017[3]	100

			502

	€200	GMAC International Finance BV 7.500%—04/21/2015	258
	200	Hellenic Railways Organization SA 4.028%—03/17/2017	240
	$2,600	JP Morgan Chase & Co. MTN[7] 0.784%—04/25/2018[1]	2,603
	300	Navient Corp. MTN[7] 2.549%—11/01/2016[4,8]	299
	2,200	3.875%—09/10/2015	2,227

			2,526

	€200	SSE plc 5.625%—10/01/2017[4,6]	273
	$2,500	Telefonica Emisiones SAU 0.883%—06/23/2017[1]	2,498
	200	Turkiye Garanti Bankasi AS 2.731%—04/20/2016[1,3]	201

	TOTAL CORPORATE BONDS & NOTES (Cost $15,131)		15,076

FOREIGN GOVERNMENT OBLIGATIONS—20.2%
Principal Amount (000s)			Value (000s)
	€100	Autonomous Community of Catalonia 4.950%—02/11/2020	139
R$	16,000	Brazil Letras Do Tesouro Nacional 0.000%—01/01/2017[9]	5,020
	8,501	Brazil Notas Do Tesouro Nacional Série F 10.000%—01/01/2021-01/01/2025	3,241
	€3,921	Bundesobligation Inflation Linked[8] 0.750%—04/15/2018	5,131
COL$	557,442	Colombian TES 3.000%—03/25/2033[8]	238
	€695	Deutsche Bundesrepublik Inflation Linked Bond[8] 1.500%—04/15/2016	893
	830	France Government Bond OAT 0.250%—07/25/2018[8]	1,078
	358	1.600%—07/25/2015[8]	457

			1,535

	1,900	Hellenic Republic Treasury Bills 0.000%—12/12/2014[9]	2,375
	1,109	Italy Buoni Poliennali Del Tesoro 1.700%—09/15/2018[8]	1,460
	672	2.100%—09/15/2017-09/15/2021[8]	899
	700	2.250%—04/22/2017[8]	909
	301	2.350%—09/15/2024[3,8]	413
	1,301	2.550%—10/22/2016[8]	1,688
	106	3.100%—09/15/2026[8]	155
	100	5.500%—11/01/2022	157

			5,681

MEX$	16,200	Mexican Bonos de Proteccion Al Ahorro 2.970%—01/30/2020[1,8]	1,217
	1,900	3.010%—06/29/2017[1,8]	143

			1,360

	18,097	Mexican Udibonos 4.000%—11/15/2040-11/08/2046[8]	1,505
	4,680	4.500%—11/22/2035[8]	413

			1,918

AUD$	400	New South Wales Treasury Corp. 2.500%—11/20/2035[8]	473
	800	2.750%—11/20/2025[8]	969

			1,442

NZD$	1,200	New Zealand Government Bond 2.000%—09/20/2025[8]	934
	€600	Slovenia Government Bond 4.700%—11/01/2016[3]	812
	1,500	Spain Government Bond 3.800%—04/30/2024[3]	2,171
	3,800	5.400%—01/31/2023[3]	6,093

			8,264

	2,596	Spain Government Inflation Linked Bond[8] 0.550%—11/30/2019[3]	3,300
	200	Xunta de Galicia 6.131%—04/03/2018	295

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $44,515)		42,578

MORTGAGE PASS-THROUGH—2.8%
	(Cost $5,766)
	$5,483	Federal National Mortgage Association 4.000%—02/01/2041-12/12/2042	5,808

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

PURCHASED OPTIONS—0.0%

No. of Contracts		Value (000s)
27	Commodity—Crude Oil Futures $150.00—11/17/2015	$4
3,300,000	Interest Rate Swap Option 5 year 1.000%—11/10/2014	—
384	U.S. Treasury Notes 5 year Future $112.50—11/21/2014	3
158	U.S. Treasury Notes 10 year Future $113.00—11/21/2014	2

TOTAL PURCHASED OPTIONS (Premiumns Paid/Cost $221)		9

U.S. GOVERNMENT AGENCIES—0.6%
Principal Amount (000s)
(Cost $1,303)
$1,300	Federal National Mortgage Association 0.500%—09/28/2015	1,304

U.S. GOVERNMENT OBLIGATIONS—90.5%
	U.S. Treasury Inflation Indexed Bonds[8]
47,744	0.125%—04/15/2016-04/15/2018	48,330
18,883	0.500%—04/15/2015	18,852
24,381	0.625%—07/15/2021	25,086
6,198	1.125%—01/15/2021	6,554
15,271	1.250%—07/15/2020	16,325
5,174	1.375%—07/15/2018-02/15/2044	5,627
6,291	1.625%—01/15/2015[10]	6,283
11,638	1.625%—01/15/2018	12,396
9,915	1.875%—07/15/2019[10]	10,870
177	2.375%—01/15/2017[10]	189
1,388	2.375%—01/15/2025	1,648
5,889	2.500%—07/15/2016	6,242
28,585	2.625%—07/15/2017	31,191
347	3.875%—04/15/2029	500

		190,093

100	U.S. Treasury Notes 0.250%—11/30/2014	100

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $190,233)		190,193

SHORT-TERM INVESTMENTS—22.2%
REPURCHASE AGREEMENTS—2.4%
3,600	Repurchase Agreement with Citigroup dated October 31, 2014 due November 03, 2014 at 0.160% collateralized by U.S. Treasury Notes (market value $3,634)	3,600
1,400	Repurchase Agreement with JP Morgan dated October 31, 2014 due November 03, 2014 at 0.170% collateralized by Federal Home Loan Mortgage Corp. (market value $1,429)	1,400
176	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $183)	176

		5,176

U.S. GOVERNMENT AGENCIES—18.1%
$200	Federal Farm Credit Discount Notes Discount Notes 0.110%—03/31/2015	$200
300	Federal Home Loan Bank Discount Notes 0.080%—03/18/2015	300
2,600	0.090%—02/18/2015-03/13/2015	2,599
8,300	0.095%—03/06/2015	8,297
200	0.097%—02/04/2015	200
7,100	0.100%—01/26/2015-02/23/2015	7,098
800	0.118%—05/19/2015	799
300	0.170%—09/04/2015-09/09/2015	300

		19,593

7,900	Federal Home Loan Mortgage Corp. Discount Notes 0.070%—04/28/2015	7,897
100	0.075%—05/05/2015	100
400	0.087%—03/09/2015	400
300	0.095%—02/19/2015	300
2,300	0.100%—03/19/2015	2,299
2,400	0.105%—03/17/2015	2,399
500	0.120%—05/27/2015	500
1,000	0.150%—07/07/2015	999

		14,894

1,000	Federal National Mortgage Association Discount Notes 0.050%—02/09/2015	1,000
1,200	0.083%—04/29/2015	1,199
100	0.100%—02/17/2015	100
600	0.110%—03/02/2015	600
400	0.140%—06/01/2015	400

		3,299

		37,986

U.S. GOVERNMENT OBLIGATIONS—1.7%
163	U.S. Treasury Bills 0.035%—03/19/2015	163
560	0.038%—03/12/2015	560
559	0.041%—03/05/2015	559
1,110	0.042%—04/16/2015[10]	1,109
620	0.044%—04/02/2015	620
110	0.045%—01/08/2015	110
100	0.050%—11/20/2014[10]	100
301	0.059%—11/06/2014[10]	301

		3,522

TOTAL SHORT-TERM INVESTMENTS (Cost $46,684)		46,684

TOTAL INVESTMENTS—152.7% (Cost $322,201)		320,954

CASH AND OTHER ASSETS, LESS LIABILITIES—(52.7)%		(110,722)

TOTAL NET ASSETS—100.0%		$210,232

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2014

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Sell)	48	€4,800	12/08/2014	$(85)
Brent Crude Oil Futures (Buy)	6	$600	11/10/2014	(4)
Brent Crude Oil Futures (Buy)	4	4	12/16/2014	—
Brent Crude Oil Futures (Buy)	7	7	01/15/2015	6
Brent Crude Oil Futures (Buy)	5	5	11/13/2015	2
Brent Crude Oil Futures (Sell)	15	1,500	11/10/2014	(92)
Brent Crude Oil Futures (Sell)	4	4	11/13/2014	(1)
Brent Crude Oil Futures (Sell)	2	2	02/12/2015	1
Brent Crude Oil Futures (Sell)	1	1	03/16/2015	(1)
Brent Crude Oil Futures (Sell)	10	10	05/14/2015	(4)
Brent Crude Oil Futures (Sell)	1	1	08/14/2015	5
Brent Crude Oil Futures (Sell)	1	1	01/29/2016	5
Brent Crude Oil Futures (Sell)	1	1	10/31/2016	—
Cocoa Futures (Buy)	6	—	05/13/2015	(5)
Cocoa Futures (Sell)	6	—	03/16/2015	5
Copper Futures (Buy)	1	25	12/29/2014	—
Corn Futures (Buy)	13	65	03/13/2015	20
Eurodollar Futures-CME 90 day (Buy)	19	4,750	03/13/2017	19
Gasoline Futures (Buy)	2	84	02/27/2015	2
Gasoline Futures (Sell)	2	84	12/31/2014	(2)
Gold Futures (Buy)	3	—	12/29/2014	(17)
Heating Oil Futures (Buy)	1	42	03/31/2015	2
Heating Oil Futures (Buy)	2	84	11/30/2015	1
Heating Oil Futures (Sell)	1	42	12/31/2014	(2)
Heating Oil Futures (Sell)	2	84	05/29/2015	(1)
Light Sweet Crude Oil Futures (Buy)	7	7	05/18/2015	6
Light Sweet Crude Oil Futures (Buy)	22	22	05/19/2015	(311)
Light Sweet Crude Oil Futures (Buy)	22	22	08/20/2015	(179)
Light Sweet Crude Oil Futures (Buy)	12	12	05/20/2016	(119)
Light Sweet Crude Oil Futures (Sell)	10	10	11/20/2014	31
Light Sweet Crude Oil Futures (Sell)	15	15	12/19/2014	5
Light Sweet Crude Oil Futures (Sell)	7	7	01/16/2015	(4)
Light Sweet Crude Oil Futures (Sell)	23	23	11/20/2015	221
Light Sweet Crude Oil Futures (Sell)	7	7	11/21/2016	67
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	01/30/2015	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	02/27/2015	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	03/31/2015	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	04/30/2015	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	05/29/2015	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	06/30/2015	—
Natural Gas Futures (Buy)	41	410	04/28/2015	(98)
Natural Gas Futures (Buy)	16	160	07/29/2015	(77)
Natural Gas Futures (Sell)	3	30	12/29/2014	4
Natural Gas Futures (Sell)	9	90	02/25/2015	35
Natural Gas Futures (Sell)	29	290	03/27/2015	61
Natural Gas Futures (Sell)	16	160	09/28/2015	77
Natural Gas Swap Futures (Buy)	7	18	12/29/2015	(1)
Natural Gas Swap Futures (Buy)	7	18	01/27/2016	(2)
Natural Gas Swap Futures (Buy)	7	18	02/25/2016	(3)
Natural Gas Swap Futures (Buy)	7	18	03/29/2016	(6)
Natural Gas Swap Futures (Buy)	7	18	04/27/2016	(6)
Natural Gas Swap Futures (Buy)	7	18	05/26/2016	(5)
Natural Gas Swap Futures (Buy)	7	18	06/28/2016	(5)
Natural Gas Swap Futures (Buy)	7	18	07/27/2016	(5)
Natural Gas Swap Futures (Buy)	7	18	08/29/2016	(5)
Natural Gas Swap Futures (Buy)	7	18	09/28/2016	(5)
Natural Gas Swap Futures (Buy)	7	18	10/27/2016	(4)
Natural Gas Swap Futures (Buy)	7	18	11/28/2016	(1)
Natural Gas Swap Futures (Buy)	1	3	12/27/2018	(1)
Natural Gas Swap Futures (Buy)	1	3	01/29/2019	(1)
Natural Gas Swap Futures (Buy)	1	3	02/26/2019	(1)
Natural Gas Swap Futures (Buy)	1	3	03/27/2019	(1)
Natural Gas Swap Futures (Buy)	1	3	04/26/2019	(1)
Natural Gas Swap Futures (Buy)	1	3	05/29/2019	(1)
Natural Gas Swap Futures (Buy)	1	3	06/26/2019	(1)
Natural Gas Swap Futures (Buy)	1	3	07/29/2019	(1)

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS—Continued

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Natural Gas Swap Futures (Buy)	1	$3	08/28/2019	$(1)
Natural Gas Swap Futures (Buy)	1	3	09/26/2019	(1)
Natural Gas Swap Futures (Buy)	1	3	10/29/2019	(1)
Natural Gas Swap Futures (Buy)	1	3	11/26/2019	(1)
Red Wheat Futures (Buy)	8	40	12/12/2014	(54)
Soybean Futures (Buy)	3	15	11/13/2015	2
Soybean Futures (Sell)	5	25	03/13/2015	(23)
Soybean Futures (Sell)	3	15	07/14/2015	(2)
Soybean Meal Futures (Buy)	10	1	03/13/2015	17
Soybean Meal Futures (Sell)	10	1	12/12/2014	(38)
Sugar Futures (Sell)	11	1,232	02/27/2015	32
U.S. Treasury Note Futures 5 year (Buy)	323	32,300	12/31/2014	305
U.S. Treasury Note Futures 10 year (Buy)	88	8,800	12/19/2014	102
Wheat Futures (Buy)	4	20	03/13/2015	(1)
Wheat Futures (Sell)	12	60	12/12/2014	25
White Sugar Futures (Buy)	11	1	02/13/2015	(22)

Total Futures Contracts				$(144)

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2014

Description	Counterparty	Number of Contracts	Strike Index/ Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	200,000	244.17 [j]	05/16/2024	$1	$(1)
Variance Option S&P GSCI Copper Official Close Index ER (Call)	Goldman Sachs International	1,000,000	0.27 [v]	02/09/2015	3	—
Variance Option S&P GSCI Copper Official Close Index ER (Call)	Goldman Sachs International	598,444	0.34 [v]	12/04/2014	2	—
Variance Option S&P GSCI Energy Official Close Index ER (Call)	Goldman Sachs International	636,537	0.30 [v]	12/04/2014	2	—
Variance Option S&P GSCI Energy Official Close Index ER (Call)	Goldman Sachs International	2,000,000	0.31 [v]	02/09/2015	5	—
Credit Default Option 5 year (Put)	Bank of America NA	300,000	1.20%	12/17/2014	—	—
Credit Default Option 5 year (Put)	Deutsche Bank AG	1,400,000	0.95	12/17/2014	2	—
Credit Default Option 5 year (Call)	Goldman Sachs International	400,000	0.60	01/21/2015	1	(1)
Credit Default Option 5 year (Put)	Goldman Sachs International	400,000	1.00	01/21/2015	1	—
Credit Default Option 5 year (Put)	Goldman Sachs International	200,000	1.10	01/21/2015	1	—
Credit Default Option 5 year (Put)	Goldman Sachs International	600,000	1.20	12/17/2014	—	—
Credit Default Option 5 year (Put)	Goldman Sachs International	400,000	1.20	01/21/2015	1	—
Credit Default Option 5 year (Call)	JP Morgan Chase Bank NA	600,000	0.60	01/21/2015	1	(1)
Credit Default Option 5 year (Put)	JP Morgan Chase Bank NA	500,000	0.95	12/17/2014	1	—
Credit Default Option 5 year (Put)	JP Morgan Chase Bank NA	600,000	1.00	01/21/2015	2	(1)
Credit Default Swap Option 5 year (Put)	Bank of America NA	100,000	0.95	12/17/2014	—	—
Credit Default Swap Option 5 year (Put)	Goldman Sachs International	1,800,000	0.85	12/17/2014	5	(1)
Credit Default Swap Option 5 year (Put)	Goldman Sachs International	2,200,000	0.95	12/17/2014	5	—
Credit Default Swap Option 5 year (Put)	JP Morgan Chase Bank NA	1,200,000	0.90	12/17/2014	3	—
Credit Default Swap Option 5 year (Put)	JP Morgan Chase Bank NA	300,000	0.95	12/17/2014	1	—
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	6,600,000	1.24	11/10/2014	46	—
Interest Rate Swap Option 10 year (Call)	Morgan Stanley Capital Services LLC	1,200,000	2.25	11/17/2014	6	—
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	1,200,000	2.45	11/17/2014	8	(9)
Commodity—Corn Futures (Call)	Citibank NA	3	$390.00	11/21/2014	—	(1)
Commodity—Corn Futures (Put)	Citibank NA	3	330.00	11/21/2014	—	—
Commodity—Corn Futures (Call)	CME Group	2	390.00	11/21/2014	—	(1)
Commodity—Corn Futures (Call)	CME Group	3	400.00	11/21/2014	—	—
Commodity—Corn Futures (Put)	CME Group	2	330.00	11/21/2014	—	—
Commodity—Crude Oil Futures (Call)	Morgan Stanley Capital Services LLC	27	160.00	11/10/2015	170	(5)
Commodity—Light Sweet Crude Oil Futures (Call)	CME Group	6	87.00	11/17/2014	4	(1)
Commodity—WTI-Brent Crude Oil Spread Futures (Call)	CME Group	8	(6.00)	11/12/2014	14	(9)
Commodity—WTI-Brent Crude Oil Spread Futures (Call)	CME Group	2	(6.00)	02/11/2015	2	(3)
Commodity—WTI-Brent Crude Oil Spread Futures (Call)	CME Group	4	(5.00)	11/12/2014	6	(2)
Commodity—WTI-Brent Crude Oil Spread Futures (Call)	CME Group	1	(2.00)	11/12/2014	1	—
Commodity—WTI-Brent Crude Oil Spread Futures (Put)	CME Group	1	(18.00)	11/12/2014	1	—
Commodity—WTI-Brent Crude Oil Spread Futures (Put)	CME Group	4	(14.00)	11/12/2014	5	—
Commodity—WTI-Brent Crude Oil Spread Futures (Put)	CME Group	2	(14.00)	02/11/2015	2	(1)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Deutsche Bank AG	710,000	2.68	07/01/2015	17	(30)

Total Written Options					$319	$(67)

12

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2014

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	JP Morgan Chase Bank NA	$588	$587	11/04/2014	$1
Australian Dollar (Sell)	Bank of America NA	2,100	2,114	11/04/2014	14
Brazilian Real (Buy)	BNP Paribas SA	272	270	11/04/2014	2
Brazilian Real (Buy)	Deutsche Bank AG London	494	501	11/04/2014	(7)
Brazilian Real (Buy)	JP Morgan Chase Bank	530	537	11/04/2014	(7)
Brazilian Real (Buy)	UBS AG	4,323	4,343	11/04/2014	(20)
Brazilian Real (Sell)	Bank of America Corp.	690	740	01/05/2015	50
Brazilian Real (Sell)	BNP Paribas SA	60	60	11/04/2014	—
Brazilian Real (Sell)	BNP Paribas SA	211	214	11/04/2014	3
Brazilian Real (Sell)	Credit Suisse International	1,403	1,486	01/05/2015	83
Brazilian Real (Sell)	Deutsche Bank AG London	494	490	11/04/2014	(4)
Brazilian Real (Sell)	Goldman Sachs Group Inc.	102	108	01/05/2015	6
Brazilian Real (Sell)	JP Morgan Chase & Co.	1,616	1,732	01/05/2015	116
Brazilian Real (Sell)	JP Morgan Chase Bank	211	210	11/04/2014	(1)
Brazilian Real (Sell)	JP Morgan Chase Bank	319	324	11/04/2014	5
Brazilian Real (Sell)	JP Morgan Chase Bank	526	533	12/02/2014	7
Brazilian Real (Sell)	UBS AG	4,323	4,524	11/04/2014	201
Brazilian Real (Sell)	UBS AG	4,251	4,273	12/02/2014	22
British Pound Sterling (Buy)	Bank of America NA	548	562	12/11/2014	(14)
British Pound Sterling (Sell)	Bank of America NA	666	673	12/11/2014	7
British Pound Sterling (Sell)	Goldman Sachs Capital Markets LP	66	66	12/11/2014	—
Canadian Dollar (Sell)	Barclays Bank plc	184	185	11/17/2014	1
Colombian Peso (Sell)	Deutsche Bank AG London	235	238	12/12/2014	3
Euro Currency (Buy)	Barclays Bank plc	1,123	1,136	11/04/2014	(13)
Euro Currency (Buy)	BNP Paribas SA	138	140	11/04/2014	(2)
Euro Currency (Buy)	Credit Suisse International	173	176	11/04/2014	(3)
Euro Currency (Buy)	UBS AG	35,371	35,868	11/04/2014	(497)
Euro Currency (Sell)	Bank of America NA	3,337	3,379	11/04/2014	42
Euro Currency (Sell)	UBS AG	33,467	34,164	11/04/2014	697
Euro Currency (Sell)	UBS AG	35,377	35,874	12/02/2014	497
Hungarian Forint (Sell)	Credit Suisse International	1,456	1,475	01/30/2015	19
Indian Rupee (Buy)	JP Morgan Chase Bank	4,857	4,833	01/20/2015	24
Japanese Yen (Buy)	Barclays Bank plc	4,859	5,067	11/04/2014	(208)
Japanese Yen (Sell)	Barclays Bank plc	4,861	5,068	12/02/2014	207
Japanese Yen (Sell)	JP Morgan Chase Bank NA	4,859	5,015	11/04/2014	156
Malaysian Ringgit (Buy)	UBS AG	1,513	1,543	01/20/2015	(30)
Malaysian Ringgit (Sell)	UBS AG	1,494	1,504	02/26/2015	10
Mexican Peso (Buy)	BNP Paribas SA	2,259	2,317	02/05/2015	(58)
Mexican Peso (Sell)	Barclays Bank plc	422	430	12/18/2014	8
Mexican Peso (Sell)	Barclays Bank plc	171	170	02/05/2015	(1)
Mexican Peso (Sell)	BNP Paribas SA	86	86	12/18/2014	—
Mexican Peso (Sell)	BNP Paribas SA	1,627	1,652	12/18/2014	25
Mexican Peso (Sell)	Deutsche Bank AG London	270	277	12/18/2014	7
Mexican Peso (Sell)	Société Générale	1,994	2,040	12/18/2014	46
Mexican Peso (Sell)	UBS AG	990	1,020	12/18/2014	30
New Zealand Dollar (Buy)	UBS AG	871	887	11/04/2014	(16)
New Zealand Dollar (Sell)	Société Générale	871	868	11/04/2014	(3)
New Zealand Dollar (Sell)	UBS AG	869	885	12/02/2014	16
Polish Zloty (Buy)	Société Générale	959	966	01/30/2015	(7)
South African Rand (Sell)	Goldman Sachs Capital Markets LP	106	104	11/14/2014	(2)

Total Forward Currency Contracts					$1,412

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2014

CENTRALLY CLEARED SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000%	09/17/2024	€600	$(25)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000	03/18/2045	3,600	(233)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.000	09/18/2023	¥660,000	(213)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	12/17/2024	$2,400	(32)

13

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CENTRALLY CLEARED SWAP AGREEMENTS—Continued INTEREST RATE SWAPS—Continued

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750%	06/19/2043	$7,000	$(857)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	12/18/2043	5,400	(824)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.750	06/18/2044	4,000	(448)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	12/17/2044	1,500	(80)

Interest Rate Swaps						$(2,712)

CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 22 Version 1	Buy	1.000%	12/20/2019	0.653%	$19	$18	€800	$1

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
UBS AG Stamford	Brazil Cetip Interbank Deposit	Pay	11.500%	01/04/2021	R$	900	$(4)
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco Unrevised NSA	Receive	0.900	10/15/2019		€2,100	13
Bank of America NA	UK Retail Prices Index All Items NSA	Pay	3.500	10/15/2044		£600	(23)
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.500	10/15/2044		200	(1)
JP Morgan Chase Bank NA	UK Retail Prices Index All Items NSA	Pay	3.528	09/23/2044		300	(6)
Morgan Stanley Capital Services LLC	UK Retail Prices Index All Items NSA	Pay	3.500	10/15/2044		200	(5)
Barclays Bank plc	US Consumer Price Index Urban Consumers NSA	Receive	2.085	10/11/2017		$2,800	(44)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017		5,600	(200)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.825	11/29/2016		800	(6)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.845	11/29/2016		3,400	(26)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.173	11/01/2018		900	(17)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	1.730	04/15/2016		3,700	(27)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.415	02/12/2017		1,400	(47)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.205	10/11/2018		1,700	(35)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.930	10/31/2016		6,500	(70)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017		8,200	(292)

Interest Rate Swaps							$(790)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Floating Rate	Pay/Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	02/17/2015	$37,554	159	$234
BNP Paribas SA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	02/17/2015	717	3	6
Citibank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	02/17/2015	2,508	11	12
Credit Suisse International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	02/17/2015	7,170	30	45
Deutsche Bank AG	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	02/17/2015	23,520	100	147
Goldman Sachs Bank USA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	02/17/2015	10,560	45	66
JP Morgan Chase Bank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	02/17/2015	3,682	28	171
Morgan Stanley Capital Services LLC	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	02/17/2015	91,886	358	592
Société Générale Paris	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total ReturnSM	02/17/2015	20,959	89	131

Total Return Swaps on Indices							$1,404

14

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

TOTAL RETURN SWAPS ON COMMODITIES

Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	Gas Oil vs. Brent Crude Oil Spread	Receive	$17.880	12/31/2014	200	$1
Citibank NA	Gas Oil vs. Brent Crude Oil Spread	Receive	17.760	12/31/2014	200	1
Deutsche Bank AG	Gas Oil vs. Brent Crude Oil Spread	Receive	17.000	12/31/2014	500	(2)
Goldman Sachs International	Gas Oil vs. Brent Crude Oil Spread	Receive	18.000	12/31/2014	400	2
Goldman Sachs International	Gas Oil vs. Brent Crude Oil Spread	Receive	17.700	12/31/2014	200	1
Morgan Stanley Capital Services LLC	Gas Oil vs. Brent Crude Oil Spread	Receive	16.920	12/31/2014	500	(2)
Bank of America NA	Light Louisiana Sweet Crude Oil vs Brent Crude Oil Spread	Receive	(6.200)	12/31/2014	50	—
Bank of America NA	Light Louisiana Sweet Crude Oil vs Brent Crude Oil Spread	Receive	(8.150)	12/31/2015	12,000	26
Citibank NA	Light Louisiana Sweet Crude Oil vs Brent Crude Oil Spread	Receive	(6.500)	12/31/2014	1,600	(7)
Citibank NA	Light Louisiana Sweet Crude Oil vs Brent Crude Oil Spread	Receive	(6.250)	12/31/2014	100	—
Deutsche Bank AG	Light Louisiana Sweet Crude Oil vs Brent Crude Oil Spread	Receive	(10.250)	12/31/2014	4,000	32
Goldman Sachs International	Light Louisiana Sweet Crude Oil vs Brent Crude Oil Spread	Receive	(6.300)	12/31/2014	2,000	(8)
JP Morgan Chase Bank NA	Light Louisiana Sweet Crude Oil vs Brent Crude Oil Spread	Receive	(6.430)	12/31/2014	200	(1)
Citibank NA	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(10.100)	12/31/2014	200	1
Citibank NA	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(10.750)	12/31/2014	200	1
Deutsche Bank AG	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(13.650)	12/31/2014	500	(1)
Goldman Sachs International	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(11.000)	12/31/2014	400	1
Goldman Sachs International	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(10.100)	12/31/2014	200	1
Morgan Stanley Capital Services LLC	Rotterdam High Sulfur Fuel Oil vs. Brent Crude Oil Spread	Receive	(13.650)	12/31/2014	500	(1)

Total Return Swaps on Commodities						$45

VARIANCE SWAPS ON COMMODITIES

Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	$0.061	11/25/2015	$90	$2
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.054	04/21/2016	520	8
Goldman Sachs International	London Silver Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.109	11/25/2015	70	(2)
Morgan Stanley Capital Services LLC	London Silver Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.092	04/21/2016	400	(4)
Citibank NA	S&P GSCI Crude Oil Official Close Index	Pay	0.046	05/14/2015	52	—
Citibank NA	S&P GSCI Crude Oil Official Close Index	Pay	0.041	05/14/2015	55	—
Deutsche Bank AG	S&P GSCI Crude Oil Official Close Index	Pay	0.046	05/14/2015	50	—
Deutsche Bank AG	S&P GSCI Crude Oil Official Close Index	Pay	0.064	11/17/2015	50	—
Société Générale Paris	S&P GSCI Crude Oil Official Close Index	Pay	0.040	05/14/2015	59	—
Goldman Sachs International	S&P GSCI Gold Official Close Index Excess Return	Pay	0.027	06/11/2015	129	—
Goldman Sachs International	S&P GSCI Silver Index Excess Return	Pay	0.058	06/11/2015	89	1
BNP Paribas SA	West Texas Intermediate Crude Oil Futures December 2014	Pay	0.123	11/17/2014	250	16
Deutsche Bank AG	West Texas Intermediate Crude Oil Futures December 2015	Pay	0.042	11/17/2015	60	1
Deutsche Bank AG	West Texas Intermediate Crude Oil Futures June 2015	Pay	0.028	05/14/2015	71	2
Deutsche Bank AG	West Texas Intermediate Crude Oil Futures June 2015	Pay	0.065	05/14/2015	121	2
Société Générale Paris	West Texas Intermediate Crude Oil Futures June 2015	Pay	0.028	05/14/2015	67	1

Variance Swaps on Commodities						$27

VARIANCE SWAPS ON INDICES

Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Bloomberg Commodity Index Total ReturnSM	Pay	$0.014	11/04/2014	$92	$1
Deutsche Bank AG	Bloomberg Commodity Index Total ReturnSM	Pay	0.014	11/05/2014	144	1
Goldman Sachs International	Bloomberg Commodity Index Total ReturnSM	Pay	0.020	02/03/2015	79	—

Variance Swaps on Indices						$2

15

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	Hellenic Republic 0.001%	Sell	1.000%	06/20/2015	6.891%	$(9)	$(10)	€200	$1
Bank of America NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2019	1.317	(8)	(35)	$700	27
Morgan Stanley Capital Services LLC	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2019	1.317	(21)	(86)	1,700	65
JP Morgan Chase Bank NA	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	09/20/2015	0.886	1	(8)	300	9
Bank of America NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	03/20/2019	2.337	(11)	(17)	200	6
Goldman Sachs International	Russian Federation 7.500% due 03/31/2030	Sell	1.000	09/20/2019	2.398	(6)	(5)	100	(1)
Credit Default Swaps
									$107

Total Swaps									$(1,916)

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2014

Par Value (000s)	Security	Proceeds (000s)	Value (000s)
$12,000	Federal National Mortgage Association	$12,690	$(12,707)
5,000	Federal National Mortgage Association TBA[11]	5,210	(5,248)

	Total Fixed Income Investments Sold Short	$17,900	$(17,955)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$12,634	$—	$12,634
Collateralized Mortgage Obligations	—	6,668	—	6,668
Corporate Bonds & Notes	—	15,076	—	15,076
Foreign Government Obligations	—	42,578	—	42,578
Mortgage Pass-Through	—	5,808	—	5,808
Purchased Options	5	4	—	9
U.S. Government Agencies	—	1,304	—	1,304
U.S. Government Obligations	—	190,193	—	190,193
Short-Term Investments
Repurchase Agreements	—	5,176	—	5,176
U.S. Government Agencies	—	37,986	—	37,986
U.S. Government Obligations	—	3,522	—	3,522

Total Investments in Securities	$5	$320,949	$—	$320,954

Financial Derivative Instruments—Assets
Forward Currency Contracts	—	2,305	—	2,305
Futures Contracts	1,058	—	—	1,058
Swap Agreements	—	1,628	—	1,628

Total Financial Derivative Instruments—Assets	$1,058	$3,933	$—	$4,991

Liability Category
Fixed Income Investments Sold Short	$—	$(17,955)	$—	$(17,955)

Investments in Other Financial Instruments
Forward Currency Contracts	—	(893)	—	(893)
Futures Contracts	(1,202)	—	—	(1,202)
Swap Agreements	—	(3,544)	—	(3,544)
Written Options	(18)	(49)	—	(67)

Total Financial Derivative Instruments—Liabilities	$(1,220)	$(4,486)	$—	$(5,706)

Total Investments	$(157)	$302,441	$—	$302,284

There were no Level 3 holdings at October 31, 2014 or 2013.

Of the Level 2 investments presented above, certain Options valued at $—a were categorized in Level 1 at October 31, 2013. Transfers from Level 1 to Level 2 were the result of a change, in the normal course of business, from the use of a quoted prices from an active market (Level 1), due to their unavailability, to the use of an evaluated pricing methodology supplied by a third-party pricing service (Level 2).

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

16

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security, the stated rate represents the rate in effect at October 31, 2014.

2	Step coupon security, the stated rate represents the rate in effect at October 31, 2014.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2014, the aggregate value of these securities was $17,244 or 8% of net assets.

4	Variable rate security, the stated rate represents the rate in effect at October 31, 2014.

5	CLO after the name of a security stands for Collateralized Loan Obligations.

6	Perpetuity bond, the maturity date represents the next callable date.

7	MTN after the name of a security stands for Medium Term Note.

8	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

9	Zero coupon bond.

10	At October 31, 2014, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $3,025 or 1% of net assets.

11	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2014. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).

a	Rounds to less than $1,000.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

g	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

j	Amount represents Index Value.

v	Amount represents the initial strike value of variance of the price of the underlying commodity or index.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

COL$	Colombian Peso.

€	Euro.

MEX$	Mexican Peso.

NZD$	New Zealand Dollar.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Unconstrained Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

650 Newport Center Dr.

Newport Beach, CA 92660

PORTFOLIO MANAGERS

Saumil H. Parikh, CFA*

Since 2014

Mohsen Fahmi*

Since 2014

Daniel J. Ivascyn*

Since 2014

PIMCO has subadvised the Fund since its inception in 2010.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE CHARACTERISTICS

Broad range of fixed income instruments without benchmark constraints or significant sector/ instrument limitations

*	Messrs. Parikh, Fahmi and Ivascyn have been jointly managing the Fund since September 26, 2014, following the departure of William H. Gross, CFA from PIMCO.

Saumil H. Parikh

Mohsen Fahmi

Daniel J. Ivascyn

Management’s Discussion of

Fund Performance

MARKET REVIEW

Over the 12 months ended October 31, 2014, fixed income markets continued to be largely influenced by economic policy. Throughout the year there was increased divergence in the policies of various regions around the globe. The Federal Reserve announced late in 2013 its intention to begin gradually exiting its bond-buying program, while providing assurances that the policy rate would remain near zero until there were evident signs of sustainable growth. The Fed continued to taper asset purchases and in October 2014, the third round of quantitative easing in the United States came to an end.

As the Federal Reserve was winding down its asset-purchase program, central banks in other areas of the world were expanding their supportive policies. The European Central Bank announced additional easing measures in the second quarter of calendar 2014. Despite this easing, the economic recovery in Europe turned particularly worrisome in the third quarter and deflation concerns lingered. These developments prompted European Central Bank President Mario Draghi to expand easing measures even further, cutting rates and implementing a securitized debt purchase program, bringing core rates to all-time lows. The Bank of Japan undertook similar measures in the past year as its loose monetary policies proved insufficient. The Japanese central bank introduced additional measures to expand asset purchases just before the October 31, 2014, end to the fiscal year.

While in the developed world economic policies took center stage, the past year also brought a fair amount of geopolitical uncertainty in emerging markets, ranging from Argentina’s debt-repayment crisis, to turmoil in Ukraine, and most recently conflict in the Middle East. Concerns also continued surrounding weaker Chinese economic health and the potential impact of its shadow banking system.

U.S. Treasury yields rallied, with fixed income spread sectors also generally performing well over the fiscal year. Corporate bonds and U.S. mortgage-backed securities outperformed like-duration Treasurys. Municipal bonds also posted stronger returns, recovering from poor performance during 2013. Emerging market external debt generally outperformed like-duration U.S. Treasurys as the asset class rebounded from a sell-off in 2013, but gave back some of those gains late in the fiscal year as geopolitical turmoil and risk-off sentiment weakened the sector.

PERFORMANCE

For the year ended October 31, 2014, Harbor Unconstrained Bond Fund returned 2.26% (Institutional Class) and 2.01% (Administrative Class), while the BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity Index returned 0.24% and the Barclays U.S. Aggregate Bond Index returned 4.14%.

The following strategies helped returns for fiscal 2014:

•	Exposure to U.S. interest rates, which rallied during the year.

•	Short currency exposure against the euro and Japanese yen, which weakened given divergent central bank monetary policies.

18

Harbor Unconstrained Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	9.7%
Countrywide Asset-Backed Certificates	6.7%
Brazil Letras Do Tesouro Nacional	4.8%
Volkswagen International Finance NV	4.0%
Ally Financial Inc.	3.4%
Ford Motor Credit Co. LLC	3.0%
American International Group Inc.	2.7%
International Lease Finance Corp.	2.4%
JP Morgan Chase & Co.	2.4%
Bank of America Corp.	2.3%

•	An emphasis on non-agency mortgage-backed securities, which continued to provide attractive yield and price appreciation as the housing recovery continued.

•	Exposure to corporate bonds, which outperformed as market participants continued to search for attractive yield opportunities.

•	An allocation to external emerging market debt, which provided an attractive source of yield.

The following strategies were negative or neutral for returns:

•	An underweight to the long end of the yield curve, as the curve flattened, as longer-dated securities outperformed those with shorter maturities.

•	An allocation to intermediate-maturity TIPS, or Treasury Inflation-Protected Securities, as inflation expectations fell, causing TIPS yields in this portion of the curve to increase.

•	A tactical allocation to local rates in Brazil, where yields increased amid inflationary fears and rate hikes by the central bank.

OUTLOOK AND STRATEGY

We expect growing dispersion in global growth and policy trends over the next 12 months. The United States will continue to lead in the developed world, in our view, while Europe and Japan will fall well short of self-sustaining growth. We expect to see a continuing trend of low policy rates as global aggregate demand remains insufficient to absorb bountiful aggregate supply despite extraordinary monetary policies.

We expect growth of 2.5%-3.0% in the U.S. as the region will continue to be a bright spot in the global economy. We think this growth is likely to be driven by an acceleration in capital expenditures, as corporations experience additional pricing power and better expected returns on investments. We expect that the eurozone will continue its slow climb out of a double dip recession, with the economy there expanding by 0.75%-1.25%. We anticipate that the European Central Bank will keep monetary policy exceptionally accommodative for an extended period as it combats deflationary forces arising from a combination of ongoing fiscal tightening and still-constrained credit conditions.

While debate continues on how the economy will react to the exceptional monetary policy employed by the Bank of Japan, we expect growth of 1.0%-1.5%. Given tepid growth elsewhere in the economy, coupled with a considerable drag from a recent sales-tax hike, our view is that the Bank of Japan will be obligated to continue to support economic growth over the next year.

With respect to portfolio strategy, we plan to:

•	Reduce emphasis on U.S. interest rate risk and seek more attractive opportunities outside the U.S., with a focus on intermediate maturities.

•	Selectively add exposure to short-dated credit in companies with strong growth and pricing power, and in industries with high barriers to entry and improving fundamentals.

•	Maintain a bias in favor of the U.S. dollar, as we believe that divergent monetary policies are likely to lead to continued strength in the dollar.

•	Hold non-agency mortgage-backed securities, which we believe offer attractive value relative to other spread sectors.

•	Within emerging markets, focus on Mexico and Brazil, which have stronger fundamentals and attractive real, or inflation-adjusted, yields.

•	Focus TIPS exposure on the intermediate segment of the yield curve, as we believe that inflation protection is attractively priced.

19

Harbor Unconstrained Bond Fund

MANAGERS’ COMMENTARY—Continued

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.

20

Harbor Unconstrained Bond Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2032

Cusip	411512817

Ticker	HAUBX

Inception Date	04/01/2010

Net Expense Ratio	1.05%[a]

Total Net Assets (000s)	$36,137

ADMINISTRATIVE CLASS

Fund #	2232

Cusip	411512791

Ticker	HRUBX

Inception Date	04/01/2010

Net Expense Ratio	1.30%[a]

Total Net Assets (000s)	$1,662

PORTFOLIO STATISTICS

Average Market Coupon	2.24%

Yield to Maturity	1.79%

Current 30-Day Yield (Institutional Class)	2.14%

Weighted Average Maturity	2.64 years

Weighted Average Duration	0.68 years

Portfolio Turnover (Year Ended 10/31/2014)	417%

MATURITY PROFILE (% of investments)

0 to 1 yr.	37.41%

>1 to 5	28.84%

>5 to 10	37.78%

>10 to 15	-2.63%

>15 to 20	0.00%

>20 to 25	0.18%

>25 yrs.	-1.58%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index and Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 04/01/2010 through 10/31/2014

Total Returns For the periods ended 10/31/2014
Harbor Unconstrained Bond Fund
Institutional Class	2.26%	N/A	3.25%	04/01/2010	$11,579
Administrative Class	2.01%	N/A	2.98%	04/01/2010	$11,443
Comparative Index
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	0.24%	N/A	0.34%	—	$10,156
Barclays U.S. Aggregate Bond	4.14%	N/A	4.27%	—	$12,116

As stated in the Fund’s current prospectus, the expense ratios were 1.06% (Net) and 1.34% (Gross) (Institutional Class); and 1.31% (Net) and 1.59% (Gross) (Administrative Class). The net expense ratios are contractually capped, excluding interest expense incurred by the fund, if any, through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflective of contractual expense cap effective through February 28, 2015. Expense cap excludes interest expense incurred by the Fund, if any.

b	Annualized.

21

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of 14.1%)

ASSET-BACKED SECURITIES—16.4%
Principal Amount (000s)		Value (000s)
$44	ACE Securities Corp. Home Equity Loan Trust Series 2006-OP2 Cl. A1 0.307%—08/25/2036[1]	$38
230	AmeriCredit Automobile Receivables Trust Series 2014-3 Cl. A1 0.230%—08/10/2015	230
€99	Avoca Capital Series III-X Cl. A 0.438%—09/15/2021[1]	124
$915	Bear Stearns Asset Backed Securities Trust Series 2007-SD2 Cl. 2A1 0.552%—09/25/2046[1]	787
42	Belle Haven ABS CLO Ltd.[2] Series 2004-1A Cl. A1ST 0.592%—11/03/2044[1,3]	21
86	Series 2004-1A Cl. A1SB 0.632%—11/03/2044[1,3]	42

		63

400	Countrywide Asset-Backed Certificates Series 2007-2 Cl. 2A3 0.292%—08/25/2037[1]	327
400	Series 2007-11 Cl. 2A3 0.342%—06/25/2047[1]	339
2,100	Series 2006-6 Cl. 2A3 0.432%—09/25/2036[1]	1,788
100	Series 2006-1 Cl. AF5 5.188%—07/25/2036[4]	68

		2,522

180	Credit-Based Asset Servicing and Securitization LLC Series 2007-CB3 Cl. A3 4.123%—03/25/2037[4]	113
180	Series 2007-CB3 Cl. A4 4.123%—03/25/2037[4]	114

		227

591	First Franklin Mortgage Loan Trust Series 2004-FF8 Cl. M3 1.577%—10/25/2034[1]	488
65	Huntington CLO Ltd.[2] Series 2005-1A Cl. A1A 0.502%—11/05/2040[1,3]	61
53	Indymac Residential Asset Backed Trust Series 2007-B Cl. 2A2 0.312%—07/25/2037[1]	32
200	JP Morgan Mortgage Acquisition Trust Series 2006-CW1 Cl. A5 0.392%—05/25/2036[1]	168
688	Morgan Stanley ABS Capital I Inc. Trust Series 2007-HE2 Cl. A2B 0.242%—01/25/2037[1]	417
87	Series 2007-NC1 Cl. A2C 0.292%—11/25/2036[1]	62
100	Series 2006-NC5 Cl. A4 0.302%—10/25/2036[1]	68

		547

100	Morgan Stanley Capital I Inc. Trust Series 2006-HE1 Cl. A4 0.442%—01/25/2036[1]	90
35	Newcastle CLO V Ltd.[2] Series 2004-5A Cl. 1 0.576%—12/24/2039[1,3]	35
72	Ownit Mortgage Loan Asset Backed Certificates Series 2006-4 Cl. A2C 0.305%—05/25/2037[1]	47
58	Securitized Asset Backed Receivables LLC Trust Series 2004-OP1 Cl. M1 0.917%—02/25/2034[1]	55
148	Sierra Madre Funding Ltd. Series 2004-1A Cl. A1A 0.533%—09/07/2039[1,3]	117
345	Series 2004-1A Cl. ALTB 0.553%—09/07/2039[1,3]	267

		384

120	SLM Student Loan Trust Series 2010-A Cl. 2A 3.403%—05/16/2044[1,3]	127
79	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.458%—04/17/2021[1,3]	78
45	Structured Asset Investment Loan Trust Series 2005-8 Cl. A4 0.512%—10/25/2035[1]	45
78	Triaxx Prime CLO[2] Series 2007-1A Cl. A1D 0.417%—10/02/2039[1,3]	66

TOTAL ASSET-BACKED SECURITIES (Cost $4,319)		6,214

BANK LOAN OBLIGATIONS—0.3%
(Cost $98)
99	HJ Heinz Co. Term Loan B2 3.500%—06/05/2020[5]	98

COLLATERALIZED MORTGAGE OBLIGATIONS—5.6%
47	American Home Mortgage Assets Trust Series 2006-2 Cl. 1A1 1.074%—09/25/2046[1]	34
21	Banc of America Alternative Loan Trust Series 2003-2 Cl. CB1 5.750%—04/25/2033	22
71	Banc of America Funding Trust Series 2007-D Cl. 1A4 0.387%—06/20/2047[1]	68
14	Series 2004-A Cl. 4A1 2.638%—06/20/2032[5]	14

		82

66	BCAP LLC Trust Series 2011 Cl. RR5 5.250%—06/26/2036[3]	59

22

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
$34	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5 Cl. A2 2.271%—08/25/2035[5]	$34
7	Series 2004-10 Cl. 15A1 2.588%—01/25/2035[5]	7
17	Series 2005-1 Cl. 4A1 4.899%—03/25/2035[5]	16

		57

€113	Berica ABS Srl Series 2011-1 Cl. A1 0.382%—12/31/2055[1]	141
$58	Citigroup Mortgage Loan Trust Inc. Series 2005-3 Cl. 1A1 1.782%—08/25/2035[5]	58
37	First Horizon Mortgage Pass Through Trust Series 2005-AR4 Cl. 2A1 2.564%—10/25/2035[5]	32
€4	Granite Mortgages plc Series 2003-3 Cl. 2A 0.461%—01/20/2044[1]	5
£42	Series 2004-3 Cl. 3A2 0.946%—09/20/2044[1]	67

		72

$22	Impac CMB Trust Series 2004-4 Cl. 1A1 0.795%—09/25/2034[1]	21
10	IndyMac IMSC Mortgage Loan Trust Series 2004-AR6 Cl. 5A1 2.518%—10/25/2034[5]	9
11	JP Morgan Alternative Loan Trust Series 2006-A3 Cl. 1A3 0.302%—07/25/2036[1]	11
84	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8 Cl. 1A1 5.397%—05/15/2045	90
289	JP Morgan Mortgage Trust Series 2006-A2 Cl. 1A1 2.782%—04/25/2036[5]	260
11	Series 2006-S2 Cl. 2A2 5.875%—06/25/2021	11

		271

10	MASTR Adjustable Rate Mortgages Trust Series 2004-4 Cl. 3A1 2.171%—05/25/2034[5]	10
108	Merrill Lynch Mortgage Investors Trust Series 2003-H Cl. A3A 1.936%—01/25/2029[5]	107
116	Morgan Stanley Capital I Trust Series 2007-IQ14 Cl. A1A 5.665%—04/15/2049[5]	127
52	Structured Asset Securities Corp. Series 2005-16 Cl. 1A2 5.500%—09/25/2035	54
14	Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8 Cl. A1 0.233%—06/15/2020[1,3]	14
361	Series 2007-C32 Cl. A1A 5.716%—06/15/2049[5]	392
57	Series 2006-C27 Cl. 1A1 5.749%—07/15/2045[5]	61
63	Series 2007-C33 Cl. 1A1 5.941%—02/15/2051[5]	68

		535

12	Washington Mutual Mortgage Pass Through Certificates Trust Series 2005-AR6 Cl. 2A1A 0.382%—04/25/2045[1]	12
49	Series 2005-AR9 Cl. A1A 0.472%—07/25/2045[1]	47
105	Series 2007-HY3 Cl. 2A1 2.127%—03/25/2037[5]	93
175	Series 2007-HY4 Cl. 3A1 4.501%—04/25/2037[5]	164

		316

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,959)		2,108

CORPORATE BONDS & NOTES—42.9%
100	Abbey National Treasury Services plc 4.000%—04/27/2016	105
400	AbbVie Inc. 0.992%—11/06/2015[1]	402
100	AES Corp. 3.234%—06/01/2019[1]	100
200	Ally Financial Inc. 3.500%—07/18/2016	204
100	4.625%—06/26/2015	102
400	5.500%—02/15/2017	427
500	6.750%—12/01/2014	502

		1,235

1,000	American International Group Inc. 2.375%—08/24/2015	1,012
400	Anglo American Capital plc 1.181%—04/15/2016[1,3]	402
100	Bank of America Corp. 0.564%—08/15/2016[1]	99
200	2.000%—01/11/2018	201
300	5.750%—12/01/2017	334
100	6.500%—08/01/2016	109

		743

100	Bank of America Corp. MTN[6] 1.053%—03/22/2016[1]	100
400	BellSouth Corp. 4.182%—04/26/2021[3]	406
380	BP Capital Markets plc 0.562%—11/06/2015[1]	381
200	BPCE SA 5.150%—07/21/2024[3]	206
200	CIT Group Inc. 4.250%—08/15/2017	206
300	4.750%—02/15/2015[3]	303

		509

100	Citigroup Inc. 1.194%—07/25/2016[1]	101
100	6.010%—01/15/2015	101

		202

400	Community Health Systems Inc. 5.125%—08/15/2018	417
100	COX Communications Inc. 5.450%—12/15/2014	101
100	5.875%—12/01/2016[3]	109

		210

23

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
	$400	Ford Motor Credit Co. LLC 2.750%—05/15/2015	$404
	300	4.207%—04/15/2016	313

			717

	400	Ford Motor Credit Co. LLC MTN[6] 1.008%—01/17/2017[1]	403
	200	Gazprom OAO Via Gaz Capital SA 5.092%—11/29/2015[3]	203
	400	General Mills Inc. 0.533%—01/29/2016[1]	400
	100	Goldman Sachs Group Inc. 0.730%—01/12/2015[1]	100
	100	HSBC Finance Corp. 5.250%—04/15/2015	102
	400	Imperial Tobacco Finance plc 2.050%—02/11/2018[3]	400
	462	International Lease Finance Corp. 4.875%—04/01/2015	468
	300	8.625%—09/15/2015	315
	100	8.750%—03/15/2017	113

			896

	100	JP Morgan Chase & Co. 1.134%—01/25/2018[1]	101
	400	3.450%—03/01/2016	414

			515

	100	JP Morgan Chase & Co. MTN[6] 0.855%—02/26/2016[1]	100
	300	1.100%—10/15/2015	302

			402

	100	Kroger Co. 2.200%—01/15/2017	102
	100	Merrill Lynch & Co. Inc. MTN[6] 6.400%—08/28/2017	113
	400	Metropolitan Life Global Funding I 0.363%—06/23/2016[1,3]	400
	100	MGM Resorts International 6.875%—04/01/2016	106
	100	Morgan Stanley 1.750%—02/25/2016	101
	100	Mylan Inc. 1.800%—06/24/2016	101
	200	NBCUniversal Enterprise Inc. 0.768%—04/15/2016[1,3]	201
	100	Petrobras Global Finance BV 2.595%—03/17/2017[1]	101
	300	Petrobras International Finance Co. 2.875%—02/06/2015	301
	300	Pricoa Global Funding 1 MTN[6] 0.381%—05/16/2016[1,3]	300
	300	Sberbank of Russia Via SB Capital SA 5.499%—07/07/2015	304
	200	Sinopec Group Overseas Development 2014 Ltd. 1.009%—04/10/2017[1,3]	200
	100	SLM Corp. MTN[6] 8.450%—06/15/2018	114
	200	Verizon Communications Inc. 1.764%—09/15/2016[1]	205
	400	2.500%—09/15/2016	412

			617

	200	Volkswagen Group of America Finance LLC 0.455%—05/23/2016[1,3]	200
	300	Volkswagen International Finance NV 0.561%—11/18/2015[1,3]	301
	1,200	1.150%—11/20/2015[3]	1,208

			1,509

	400	Volvo Treasury AB Co. 5.950%—04/01/2015[3]	409
	300	Wachovia Bank NA 0.619%—11/03/2014[1]	300
	100	Wells Fargo & Co. 0.433%—10/28/2015[1]	100
	50	Wynn Las Vegas LLC 7.750%—08/15/2020	54

	TOTAL CORPORATE BONDS & NOTES (Cost $16,183)		16,201

FOREIGN GOVERNMENT OBLIGATIONS—7.6%
	€100	Autonomous Community of Catalonia MTN[6] 3.875%—04/07/2015	127
R$	5,300	Brazil Letras Do Tesouro Nacional 0.000%—04/01/2015-07/01/2017[7]	1,817
MEX$	2,500	Mexico Cetes 0.000%—11/13/2014-03/19/2015[7]	185
	€100	Slovenia Government Bond 4.700%—11/01/2016[3]	135
	$200	Slovenia Government International Bond 5.250%—02/18/2024	216
	€300	Spain Government Bond 2.750%—10/31/2024[3]	398

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,103)		2,878

MORTGAGE PASS-THROUGH—0.8%
	$97	Federal Home Loan Mortgage Corp. 1.567%—10/25/2021[5]	9
	80	Federal Home Loan Mortgage Corp. REMIC[8] 11.715%—04/15/2044[5]	84
	82	13.099%—02/15/2044[5]	86

			170

	7	Federal National Mortgage Association 2.307%—07/01/2032[5]	7
	83	2.791%—11/01/2042[5]	85
	13	4.500%—02/01/2026	14

			106

	25	Federal National Mortgage Association REMIC[8] 0.272%—03/25/2034[1]	25

	TOTAL MORTGAGE PASS-THROUGH (Cost $309)		310

MUNICIPAL BONDS—2.5%
	100	Buckeye Tobacco Settlement Financing Authority 5.875%—06/01/2047	79
	100	6.000%—06/01/2042	80

			159

	100	California State 7.600%—11/01/2040	152
	400	Illinois State 4.421%—01/01/2015	402

24

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MUNICIPAL BONDS—Continued
Principal Amount (000s)		Value (000s)
$200	New York City, NY 5.887%—12/01/2024	$242

TOTAL MUNICIPAL BONDS (Cost $844)		955

PREFERRED STOCKS—0.1%
(Cost $24)

Shares
CONSUMER FINANCE—0.1%
900	Ally Financial Inc.	$24

U.S. GOVERNMENT OBLIGATIONS—9.7%

Principal Amount (000s)
$306	U.S. Treasury Inflation Indexed Bonds[9] 0.125%—01/15/2023-07/15/2024	299
1,079	2.000%—01/15/2026	1,248
252	2.375%—01/15/2025[10]	300

		1,847

300	U.S. Treasury Notes 2.000%—05/31/2021	300
1,500	2.125%—09/30/2021	1,509

		1,809

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $3,674)		3,656

SHORT-TERM INVESTMENTS—10.3%
CERTIFICATES OF DEPOSIT—2.6%
400	Credit Suisse NY 0.555%—08/24/2015[1]	400
400	Royal BK of Canada 1.370%—05/07/2015	355
250	Sumitomo Mitsui Banking Corp. 0.553%—04/29/2016[1]	250

		1,005

COMMERCIAL PAPER—1.1%
400	Vodafone Group plc 0.600%—06/29/2015	398

REPURCHASE AGREEMENTS—1.5%
300	Repurchase Agreement with Citigroup dated October 31, 2014 due November 03, 2014 at 0.160% collateralized by U.S. Treasury Notes (market value $303)	300
284	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by Federal Home Loan Mortgage Corp. (market value $293)	284

		584

U.S. GOVERNMENT OBLIGATIONS—5.1%
390	U.S. Treasury Bills 0.036%—02/12/2015	390
120	0.050%—01/22/2015	120
1,400	0.059%—11/06/2014	1,400

		1,910

TOTAL SHORT-TERM INVESTMENTS (Cost $3,910)		3,897

TOTAL INVESTMENTS—96.2% (Cost $34,423)		36,341

CASH AND OTHER ASSETS, LESS LIABILITIES—3.8%		1,458

TOTAL NET ASSETS—100.0%		$37,799

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2014

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
U.S. Treasury Note Futures 10 year (Buy)	26	$2,600	12/19/2014	$(16)

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2014

Description	Counterparty	Number of Contracts	Strike Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Credit Default Swap Option 5 year (Put)	Bank of America NA	200,000	0.95%	12/17/2014	$—	$—
Credit Default Swap Option 5 year (Call)	Barclays Bank plc	600,000	0.60	12/17/2014	1	(1)
Credit Default Swap Option 5 year (Put)	Barclays Bank plc	600,000	0.80	12/17/2014	1	(1)
Credit Default Swap Option 5 year (Call)	BNP Paribas SA	100,000	0.60	01/21/2015	—	—
Credit Default Swap Option 5 year (Call)	BNP Paribas SA	900,000	0.65	11/19/2014	1	(1)
Credit Default Swap Option 5 year (Put)	BNP Paribas SA	900,000	0.80	11/19/2014	1	—
Credit Default Swap Option 5 year (Put)	BNP Paribas SA	100,000	0.90	01/21/2015	—	—

25

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Counterparty	Number of Contracts	Strike Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Credit Default Swap Option 5 year (Put)	Goldman Sachs International	400,000	0.85%	12/17/2014	$1	$—
Credit Default Swap Option 5 year (Put)	Goldman Sachs International	1,100,000	0.95	12/17/2014	3	—
Credit Default Swap Option 5 year (Call)	JP Morgan Chase Bank NA	900,000	0.60	12/17/2014	1	(1)
Credit Default Swap Option 5 year (Put)	JP Morgan Chase Bank NA	900,000	0.80	12/17/2014	1	(1)
Credit Default Swap Option 5 year (Put)	JP Morgan Chase Bank NA	500,000	0.90	12/17/2014	1	—
Credit Default Swap Option 5 year (Put)	JP Morgan Chase Bank NA	300,000	0.95	12/17/2014	1	—
Interest Rate Swap Option 5 year (Put)	Bank of America NA	400,000	3.00	10/15/2015	11	(2)
Interest Rate Swap Option 5 year (Call)	Barclays Bank plc	1,400,000	1.56	12/23/2014	4	(2)
Interest Rate Swap Option 5 year (Put)	Barclays Bank plc	1,400,000	1.96	12/23/2014	4	(4)
Interest Rate Swap Option 5 year (Call)	Deutsche Bank AG	500,000	1.70	12/02/2014	1	(1)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	500,000	2.05	12/02/2014	2	—
Interest Rate Swap Option 5 year (Call)	Goldman Sachs Bank USA	1,200,000	0.43	12/09/2014	1	(2)
Interest Rate Swap Option 5 year (Call)	Goldman Sachs Bank USA	200,000	1.65	01/22/2015	1	(1)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	1,200,000	0.65	12/09/2014	2	—
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	200,000	2.00	01/22/2015	1	(2)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	400,000	3.00	10/15/2015	11	(2)
Interest Rate Swap Option 5 year (Call)	JP Morgan Chase Bank NA	700,000	1.70	11/17/2014	1	(1)
Interest Rate Swap Option 5 year (Put)	JP Morgan Chase Bank NA	700,000	2.05	11/17/2014	2	—
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	800,000	3.53	02/29/2016	10	(4)
Interest Rate Swap Option 10 year (Call)	Deutsche Bank AG	100,000	0.95	03/23/2015	—	(1)
Interest Rate Swap Option 10 year (Put)	Deutsche Bank AG	100,000	1.55	03/23/2015	1	—
Currency Option U.S. Dollar vs. Japanese Yen (Call)	Bank of America NA	1,143,000	$106.71	11/20/2014	10	(57)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Barclays Bank plc	400,000	99.00	02/23/2015	3	—
Currency Option U.S. Dollar vs. Japanese Yen (Put)	BNP Paribas SA	400,000	99.00	11/10/2014	1	—
Currency Option U.S. Dollar vs. Japanese Yen (Put)	UBS AG Stamford	400,000	100.00	12/08/2014	1	—
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Bank of America NA	26,000	13.41	11/04/2014	—	—
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Barclays Bank plc	300,000	1.43	11/20/2014	3	(3)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Goldman Sachs Bank USA	170,000	13.41	11/04/2014	2	(1)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Goldman Sachs Bank USA	300,000	14.25	06/12/2015	5	(5)

Total Written Options					$89	$(93)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2014

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Goldman Sachs Capital Markets LP	$993	$996	11/04/2014	$(3)
Australian Dollar (Sell)	Australia and New Zealand Banking Group	145	145	11/04/2014	—
Australian Dollar (Sell)	Bank of America NA	403	403	11/04/2014	—
Australian Dollar (Sell)	BNP Paribas SA	20	20	12/02/2014	—
Australian Dollar (Sell)	Goldman Sachs Capital Markets LP	443	441	11/04/2014	(2)
Australian Dollar (Sell)	Goldman Sachs Capital Markets LP	991	994	12/02/2014	3
Brazilian Real (Buy)	Bank of America NA	4	4	11/04/2014	—
Brazilian Real (Buy)	Bank of America NA	133	133	11/04/2014	—
Brazilian Real (Buy)	Bank of America NA	3	3	12/02/2014	—
Brazilian Real (Buy)	BNP Paribas SA	90	89	11/04/2014	1
Brazilian Real (Buy)	Credit Suisse Group AG	114	120	11/04/2014	(6)
Brazilian Real (Buy)	Goldman Sachs Capital Markets LP	177	180	11/04/2014	(3)
Brazilian Real (Buy)	Goldman Sachs Capital Markets LP	14	14	12/02/2014	—
Brazilian Real (Buy)	HSBC Bank USA	47	48	11/04/2014	(1)
Brazilian Real (Buy)	JP Morgan Chase Bank	57	58	11/04/2014	(1)
Brazilian Real (Buy)	Morgan Stanley Bank NA	57	60	11/04/2014	(3)
Brazilian Real (Buy)	UBS AG	49	52	11/04/2014	(3)
Brazilian Real (Buy)	UBS AG	674	670	11/04/2014	4
Brazilian Real (Buy)	UBS AG	553	556	12/02/2014	(3)
Brazilian Real (Sell)	Bank of America NA	137	139	11/04/2014	2
Brazilian Real (Sell)	BNP Paribas SA	4	4	04/02/2015	—
Brazilian Real (Sell)	BNP Paribas SA	90	91	11/04/2014	1
Brazilian Real (Sell)	BNP Paribas SA	26	26	12/02/2014	—
Brazilian Real (Sell)	BNP Paribas SA	736	799	10/02/2015	63
Brazilian Real (Sell)	Credit Suisse Group AG	114	120	11/04/2014	6
Brazilian Real (Sell)	Credit Suisse International	—	—	11/04/2014	—
Brazilian Real (Sell)	Deutsche Bank AG London	331	336	12/02/2014	5
Brazilian Real (Sell)	Goldman Sachs Capital Markets LP	177	182	11/04/2014	5
Brazilian Real (Sell)	Goldman Sachs Capital Markets LP	68	70	12/02/2014	2

26

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Sell)	HSBC Bank USA	$48	$50	11/04/2014	$2
Brazilian Real (Sell)	JP Morgan Chase Bank	57	60	11/04/2014	3
Brazilian Real (Sell)	Morgan Stanley Bank NA	57	58	11/04/2014	1
Brazilian Real (Sell)	Morgan Stanley Bank NA	383	406	04/02/2015	23
Brazilian Real (Sell)	UBS AG	724	734	11/04/2014	10
Brazilian Real (Sell)	UBS AG	329	360	01/04/2017	31
Brazilian Real (Sell)	UBS AG	316	352	07/05/2017	36
British Pound Sterling (Sell)	Bank of America NA	99	100	12/11/2014	1
Canadian Dollar (Sell)	Bank of America Corp.	349	360	05/05/2015	11
Canadian Dollar (Sell)	Barclays Bank plc	46	46	11/17/2014	—
Euro Currency (Buy)	Bank of America NA	29	31	06/13/2016	(2)
Euro Currency (Buy)	Barclays Bank plc	113	115	11/04/2014	(2)
Euro Currency (Buy)	BNP Paribas SA	135	136	11/04/2014	(1)
Euro Currency (Buy)	BNP Paribas SA	1,042	1,113	06/15/2015	(71)
Euro Currency (Buy)	Credit Suisse International	4,126	4,148	11/04/2014	(22)
Euro Currency (Buy)	Credit Suisse International	224	237	11/20/2014	(13)
Euro Currency (Buy)	Credit Suisse International	8	8	06/15/2015	—
Euro Currency (Buy)	Deutsche Bank AG London	128	137	06/13/2016	(9)
Euro Currency (Buy)	Goldman Sachs Capital Markets LP	117	125	06/15/2015	(8)
Euro Currency (Buy)	UBS AG	1,024	1,038	12/02/2014	(14)
Euro Currency (Sell)	Bank of America Corp.	307	332	06/15/2015	25
Euro Currency (Sell)	Bank of America Corp.	730	788	06/13/2016	58
Euro Currency (Sell)	Bank of America Corp.	180	196	06/27/2016	16
Euro Currency (Sell)	Bank of America NA	2,177	2,310	11/20/2014	133
Euro Currency (Sell)	Barclays Bank plc	259	278	06/15/2015	19
Euro Currency (Sell)	Barclays Bank plc	199	216	06/27/2016	17
Euro Currency (Sell)	BNP Paribas SA	86	87	11/04/2014	1
Euro Currency (Sell)	BNP Paribas SA	126	136	06/15/2015	10
Euro Currency (Sell)	Credit Suisse Group AG	252	273	06/15/2015	21
Euro Currency (Sell)	Credit Suisse International	224	237	06/15/2015	13
Euro Currency (Sell)	Deutsche Bank AG London	268	290	06/13/2016	22
Euro Currency (Sell)	JP Morgan Chase Bank NA	9	9	11/04/2014	—
Euro Currency (Sell)	JP Morgan Chase Bank NA	395	400	12/02/2014	5
Euro Currency (Sell)	UBS AG	4,278	4,360	11/04/2014	82
Indian Rupee (Buy)	JP Morgan Chase Bank	393	393	02/26/2015	—
Japanese Yen (Buy)	Barclays Bank plc	1,006	1,049	11/04/2014	(43)
Japanese Yen (Sell)	Barclays Bank plc	1,006	1,049	12/02/2014	43
Japanese Yen (Sell)	Credit Suisse International	133	140	11/04/2014	7
Japanese Yen (Sell)	Deutsche Bank AG London	340	350	11/04/2014	10
Japanese Yen (Sell)	Deutsche Bank AG London	208	324	10/11/2016	116
Japanese Yen (Sell)	JP Morgan Chase Bank NA	532	549	11/04/2014	17
Mexican Peso (Buy)	BNP Paribas SA	1,470	1,504	12/18/2014	(34)
Mexican Peso (Buy)	BNP Paribas SA	96	98	02/05/2015	(2)
Mexican Peso (Buy)	Goldman Sachs Capital Markets LP	238	240	12/18/2014	(2)
Mexican Peso (Buy)	UBS AG	99	100	12/18/2014	(1)
Mexican Peso (Sell)	Bank of America NA	1,208	1,205	12/18/2014	(3)
Mexican Peso (Sell)	Bank of America NA	58	59	03/19/2015	1
Mexican Peso (Sell)	Barclays Bank plc	389	389	12/18/2014	—
Mexican Peso (Sell)	BNP Paribas SA	23	23	12/18/2014	—
Mexican Peso (Sell)	Goldman Sachs Capital Markets LP	88	90	11/13/2014	2
Mexican Peso (Sell)	Goldman Sachs Capital Markets LP	36	37	12/18/2014	1
Mexican Peso (Sell)	Goldman Sachs Capital Markets LP	33	33	02/05/2015	—
Mexican Peso (Sell)	JP Morgan Chase Bank NA	58	58	12/18/2014	—
Mexican Peso (Sell)	UBS AG	39	39	12/18/2014	—

Total Forward Currency Contracts					$577

27

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2014

CENTRALLY CLEARED SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	AUD-BBR-BBSW-Bloomberg 3-Month	Pay	3.250%	09/21/2017	AUD$	1,000	$1
CME Group	AUD-BBR-BBSW-Bloomberg 3-Month	Pay	3.500	12/20/2018		200	—
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	3.250	12/17/2019		2,500	(2)
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	3.750	12/17/2019		900	5
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	3.750	12/17/2024		500	1
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.250	03/18/2025		€1,500	8
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000	03/18/2045		700	(10)
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.650	05/30/2024	MEX$	8,000	7
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.150	06/07/2024		4,000	3
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.650	10/16/2019		$5,700	31
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.500	12/17/2021		800	1
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	12/17/2024		2,500	(44)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	12/17/2024		2,000	(45)

Interest Rate Swaps							$(44)

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Dow Jones CDX North America High Yield Index Series 23	Buy	5.000%	12/20/2019	3.432%	$15	$11	$200	$4
ICE Group	Dow Jones CDX North America Investment Grade Index Series 23	Buy	1.000	12/20/2019	0.637	38	29	2,000	9

Credit Default Swaps									$13

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	Brazil Cetip Interbank Deposit	Pay	8.160%	01/02/2015	R$	200	$(2)
Bank of America NA	Brazil Cetip Interbank Deposit	Pay	8.440	01/02/2015		400	(5)
Bank of America NA	Brazil Cetip Interbank Deposit	Pay	11.470	01/02/2017		100	—
Bank of America NA	Brazil Cetip Interbank Deposit	Pay	11.160	01/04/2021		900	(5)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	11.470	01/02/2017		4,300	(1)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	11.160	01/04/2021		2,000	(10)
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	11.470	01/02/2017		400	—
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021		400	(2)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	7.620	01/02/2015		200	(2)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021		1,200	(4)
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	7.550	01/02/2015		100	(1)
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	11.470	01/02/2017		200	—
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021		100	—
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.470	01/02/2017		100	—
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021		300	(1)
Barclays Bank plc	Mexico Interbank TIIE 28 Day	Pay	7.405	08/02/2024	MEX$	7,100	(1)
Goldman Sachs Bank USA	Mexico Interbank TIIE 28 Day	Pay	7.740	05/29/2024		2,100	1
HSBC Bank USA NA	Mexico Interbank TIIE 28 Day	Pay	7.650	05/30/2024		3,000	1

Interest Rate Swaps							$(32)

28

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	HSBC Bank USA NA 4.000% due 01/15/2021	Sell	1.000%	03/20/2019	0.386%	$3	$1	€100	$2
Deutsche Bank AG	HSBC Bank USA NA 4.000% due 01/15/2021	Sell	1.000	03/20/2019	0.386	3	1	100	2
JP Morgan Chase Bank NA	HSBC Bank USA NA 4.000% due 01/15/2021	Sell	1.000	03/20/2019	0.386	14	7	400	7
BNP Paribas SA	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	06/20/2016	0.199	1	1	$100	—
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.217	2	2	100	—
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	03/20/2019	0.460	2	1	100	1
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	12/20/2023	0.981	1	(9)	400	10
Goldman Sachs International	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2018	0.402	2	3	100	(1)
JP Morgan Chase Bank NA	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.217	2	2	100	—
Morgan Stanley Capital Services LLC	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.217	2	2	100	—
Goldman Sachs International	Citigroup Inc. 6.125% due 05/15/2018	Sell	1.000	03/20/2019	0.590	2	1	100	1
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2019	1.317	(9)	(31)	700	22
Morgan Stanley Capital Services LLC	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2019	1.317	(1)	(4)	100	3
Barclays Bank plc	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	09/20/2015	0.230	1	1	100	—
Barclays Bank plc	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	09/20/2017	0.351	2	2	100	—
Deutsche Bank AG	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	09/20/2015	0.230	1	1	100	—
Deutsche Bank AG	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	06/20/2016	0.285	3	3	200	—
Morgan Stanley Capital Services LLC	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	12/20/2014	0.192	—	1	200	(1)
Morgan Stanley Capital Services LLC	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	09/20/2015	0.230	1	1	100	—
Credit Suisse International	JP Morgan Chase & Co. 4.750% due 03/01/2015	Sell	1.000	09/20/2015	0.173	1	1	100	—
Deutsche Bank AG	JP Morgan Chase & Co. 4.750% due 03/01/2015	Sell	1.000	09/20/2015	0.173	2	2	200	—
Bank of America NA	JSC ‘GAZPROM’ 8.625% due 04/28/2034	Sell	1.000	09/20/2015	2.485	(1)	(1)	100	—
Deutsche Bank AG	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	06/20/2016	0.488	3	4	300	(1)
Goldman Sachs International	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	03/20/2019	0.829	1	(1)	100	2
Morgan Stanley Capital Services LLC	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	12/20/2019	0.907	3	4	500	(1)
Barclays Bank plc	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000	09/20/2019	0.649	2	2	100	—
Bank of America NA	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	03/20/2019	0.665	3	1	200	2
Bank of America NA	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	06/20/2019	0.715	4	2	300	2
Barclays Bank plc	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2018	0.609	5	5	300	—
Barclays Bank plc	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	03/20/2019	0.665	2	1	100	1
Barclays Bank plc	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	06/20/2019	0.715	1	—	100	1
JP Morgan Chase Bank NA	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2018	0.609	2	2	100	—

29

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank NA	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000%	03/20/2019	0.665%	$5	$2	$300	$3
Morgan Stanley Capital Services LLC	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2018	0.609	3	3	200	—
Goldman Sachs International	Prudential Financial, Inc. 6.100% due 06/15/2017	Sell	1.000	09/20/2019	0.556	2	2	100	—
Credit Suisse International	Republic of Colombia 10.375% due 01/28/2033	Sell	1.000	03/20/2019	0.746	1	(1)	100	2
Morgan Stanley Capital Services LLC	Republic of Colombia 10.375% due 01/28/2033	Sell	1.000	12/20/2018	0.690	1	(1)	100	2
Barclays Bank plc	Republic of Indonesia 6.875% due 03/09/2017	Sell	1.000	06/20/2019	1.281	(1)	(3)	100	2
Deutsche Bank AG	Republic of Indonesia 6.875% due 03/09/2017	Sell	1.000	06/20/2019	1.281	(2)	(4)	200	2
HSBC Bank USA NA	Republic of Indonesia 6.875% due 03/09/2017	Sell	1.000	12/20/2018	1.128	—	(5)	100	5
JP Morgan Chase Bank NA	Republic of Indonesia 6.875% due 03/09/2017	Sell	1.000	09/20/2019	1.346	(1)	(2)	100	1
Deutsche Bank AG	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2019	1.065	(1)	(1)	400	—
Deutsche Bank AG	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	09/20/2019	1.097	(1)	1	200	(2)
HSBC Bank USA NA	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2017	0.740	3	4	400	(1)
HSBC Bank USA NA	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	03/20/2019	1.028	—	(2)	100	2
Morgan Stanley Capital Services LLC	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	12/20/2019	1.126	(1)	(1)	100	—
Bank of America NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	09/20/2015	1.993	(1)	(1)	100	—
Bank of America NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	09/20/2019	2.398	(18)	(11)	300	(7)
HSBC Bank USA NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2019	2.369	(6)	(6)	100	—
JP Morgan Chase Bank NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	09/20/2019	2.398	(6)	(4)	100	(2)
JP Morgan Chase Bank NA	State of Qatar 9.750% due 06/15/2030	Sell	1.000	06/20/2019	0.601	2	2	100	—
Bank of America NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	0.595	3	—	200	3
Bank of America NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.699	13	14	900	(1)
Credit Suisse International	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	0.595	2	1	100	1
Deutsche Bank AG	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.699	3	3	200	—
Goldman Sachs International	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	0.595	2	1	100	1
HSBC Bank USA NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	0.595	2	1	100	1
HSBC Bank USA NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.699	1	—	100	1
Credit Suisse International	Wells Fargo & Co. 0.433% due 10/28/2015	Sell	1.000	09/20/2017	0.246	2	2	100	—

Credit Default Swaps									$65

Total Swaps									$2

30

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2014

Par Value (000s)	Security	Proceeds (000s)	Value (000s)
$3,100	Federal National Mortgage Association	$3,284	$(3,283)
3,000	Federal National Mortgage Association TBA[11]	3,224	(3,225)

	Total Fixed Income Investments Sold Short	$6,508	$(6,508)

FAIR VALUE MEASUREMENTS

Holdings in Futures Contracts and Preferred Stocks valued at $(16) and $24, respectively, are classified as Level 1. All other holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2014 or 2013 and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Floating rate security, the stated rate represents the rate in effect at October 31, 2014.

2	CLO after the name of a security stands for Collateralized Loan Obligations.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2014, the aggregate value of these securities was $6,668 or 18% of net assets.

4	Step coupon security, the stated rate represents the rate in effect at October 31, 2014.

5	Variable rate security, the stated rate represents the rate in effect at October 31, 2014.

6	MTN after the name of a security stands for Medium Term Note.

7	Zero coupon bond.

8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

9	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

10	At October 31, 2014, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $73 or less than 1% of net assets.

11	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2014. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

€	Euro.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the Financial Statements.

31

Harbor Strategic Markets Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2014

(All amounts in thousands, except per share amounts)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
ASSETS
Investments, at identified cost*	$322,201	$34,423
Investments, at value	$315,778	$35,757
Repurchase agreements	5,176	584
Cash-restricted	310	293
Cash	234	6
Foreign currency, at value (cost: $275, $129)	258	128
Receivables for:
Investments sold	30,962	10,862
Foreign currency spot contracts	—	1
Capital shares sold	587	40
Dividends	—	1
Interest	1,079	173
Unrealized appreciation on open forward currency contracts	2,305	829
Unrealized appreciation on OTC swap agreements	1,627	84
Swap premiums paid	—	9
Variation margin on centrally cleared swap agreements	178	83
Options sold	—	5
Prepaid registration fees	3	1
Other assets	35	14
Total Assets	358,532	48,870
LIABILITIES
Payables for:
Due to broker	5,568	1
Investments purchased	18,420	4,053
Capital shares reacquired	370	63
Investments sold short, at value (proceeds: $17,900, $6,508)	17,955	6,508
Written options, at value (premiums received: $319, $89)	67	93
Swap premiums received	148	—
Unrealized depreciation on OTC swap agreements	832	51
Sale-buyback financing transactions	103,747	—
Variation margin on futures contracts	103	5
Unrealized depreciation on open forward currency contracts	893	252
Accrued expenses:
Management fees	148	28
Transfer agent fees	11	2
Trustees’ fees and expenses	1	—
Other	37	15
Total Liabilities	148,300	11,071
NET ASSETS	$210,232	$37,799
Net Assets Consist of:
Paid-in capital	$230,595	$36,478
Accumulated undistributed net investment income/(loss)	3,994	684
Accumulated net realized gain/(loss)	(21,857)	(1,839)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	(2,104)	1,917
Unrealized appreciation/(depreciation) of other financial instruments	(396)	559
	$210,232	$37,799
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$208,996	$36,137
Shares of beneficial interest[1]	37,444	3,345
Net asset value per share[2]	$5.58	$10.80
Administrative Class
Net assets	$1,236	$1,662
Shares of beneficial interest[1]	222	154
Net asset value per share[2]	$5.56	$10.75

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Strategic Markets Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2014

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
Investment Income
Interest	$5,916	$910
Dividends	—	2
Foreign taxes withheld	(1)	—
Total Investment Income	5,915	912
Operating Expenses
Management fees	2,165	352
12b-1 fees:
Administrative Class	3	4
Shareholder communications	65	6
Custodian fees	221	127
Transfer agent fees:
Institutional Class	160	24
Administrative Class	1	1
Professional fees	9	1
Trustees’ fees and expenses	6	1
Registration fees	43	35
Miscellaneous	11	8
Expenses before interest expense	2,684	559
Interest expense	111	—
Total expenses	2,795	559
Transfer agent fees waived	(10)	(2)
Other expenses reimbursed	(158)	(118)
Net expenses	2,627	439
Net Investment Income/(Loss)	3,288	473
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(3,800)	(855)
Foreign currency transactions	2,050	328
Investments sold short	(159)	(20)
Swap agreements	(17,063)	(709)
Futures contracts	121	(279)
Written options	999	494
Change in net unrealized appreciation/(depreciation) on:
Investments	(3,221)	208
Forward currency contracts	1,542	533
Investments sold short	(55)	65
Swap agreements	4,392	582
Futures contracts	(427)	184
Written options	(366)	(12)
Translations of assets and liabilities in foreign currencies	(227)	(55)
Net gain/(loss) on investment transactions	(16,214)	464
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(12,926)	$937

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$3,288	$1,604	$473	$536
Net realized gain/(loss) on investments	(17,852)	(48,141)	(1,041)	(121)
Change in net unrealized appreciation/(depreciation) of investments	1,638	(14,886)	1,505	(129)
Net increase/(decrease) in assets resulting from operations	(12,926)	(61,423)	937	286
Distributions to Shareholders
Net investment income:
Institutional Class	(344)	(4,062)	(110)	(640)
Administrative Class	(1)	(14)	(3)	(14)
Net realized gain on investments:
Institutional Class	(6,817)	(871)	—	—
Administrative Class	(26)	(3)	—	—
Total distributions to shareholders	(7,188)	(4,950)	(113)	(654)
Net Increase/(Decrease) Derived from Capital Share Transactions	(89,733)	36,710	(6,304)	12,393
Net increase/(decrease) in net assets	(109,847)	(29,663)	(5,480)	12,025
Net Assets
Beginning of period	320,079	349,742	43,279	31,254
End of period*	$210,232	$320,079	$37,799	$43,279
* Includes accumulated undistributed net investment income/(loss) of:	$3,994	$5,726	$684	$438

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$122,921	$202,432	$9,113	$39,911
Net proceeds from redemption fees	—	2	—	—
Reinvested distributions	6,548	4,646	106	605
Cost of shares reacquired	(219,409)	(170,398)	(15,928)	(28,661)
Net increase/(decrease) in net assets	$(89,940)	$36,682	$(6,709)	$11,855
Administrative Class
Net proceeds from sale of shares	$714	$1,367	$696	$765
Reinvested distributions	21	17	3	14
Cost of shares reacquired	(528)	(1,356)	(294)	(241)
Net increase/(decrease) in net assets	$207	$28	$405	$538
SHARES
Institutional Class
Shares sold	20,432	30,395	855	3,745
Shares issued due to reinvestment of distributions	1,098	652	10	57
Shares reacquired	(36,104)	(26,240)	(1,492)	(2,699)
Net increase/(decrease) in shares outstanding	(14,574)	4,807	(627)	1,103
Beginning of period	52,018	47,211	3,972	2,869
End of period	37,444	52,018	3,345	3,972
Administrative Class
Shares sold	119	199	66	71
Shares issued due to reinvestment of distributions	3	3	—	2
Shares reacquired	(87)	(209)	(28)	(23)
Net increase/(decrease) in shares outstanding	35	(7)	38	50
Beginning of period	187	194	116	66
End of period	222	187	154	116

The accompanying notes are an integral part of the Financial Statements.

35

Harbor Strategic Markets Funds

STATEMENT OF CASH FLOWS—Year Ended October 31, 2014

(All amounts in thousands)

Harbor Commodity Real Return Strategy Fund (Consolidated)
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(12,926)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(2,159,862)
Proceeds from sales of long-term securities	2,245,975
Purchases of short-term portfolio investments, net	(15,890)
Increase in receivable for investments sold	(14,674)
Increase in interest receivable	(188)
Decrease in swap premiums paid	150
Decrease in variation margin on futures contracts	28
Increase in variation margin on swap agreements	(155)
Decrease in options sold	8
Decrease in other assets	24
Increase in payable for investments purchased	3,911
Decrease in foreign spot contracts payable	(4)
Increase in investments sold short	17,955
Decrease in premiums from options written	(458)
Increase in swap premiums received	148
Increase in variation margin on futures contracts	103
Decrease in management fees payable	(79)
Decrease in transfer agent fees payable	(4)
Decrease in trustees’ fees payable	(1)
Decrease in other liabilities	(14)
Net change in unrealized appreciation/(depreciation) on investments	3,276
Net change in unrealized appreciation/(depreciation) on forwards	(1,542)
Net change in unrealized appreciation/(depreciation) on swaps	(7,051)
Net change in unrealized appreciation/(depreciation) on written options	366
Net realized loss on investments	3,959
Net amortization	1,909
Net cash provided by operating activities	64,964
Cash flows used for financing activities:
Proceeds from shares sold	123,902
Payment on shares redeemed	(220,207)
Cash dividends paid	(619)
Increase in sale-buyback financing transactions	28,841
Increase in due to broker and cash-restricted	2,750
Net cash used for financing activities	(65,333)
Net Decrease in Cash	(369)
Cash and Foreign Currency
Beginning of period	$861
End of period	492
Reinvestment of dividends	$6,569
Supplemental disclosure of cash flow information:
Interest paid during the year	$111

The accompanying notes are an integral part of the Financial Statements.

36

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37

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$6.13	$7.38	$7.66	$8.07	$7.28
Income from Investment Operations
Net investment income/(loss)[a]	0.14	0.02	0.08	0.02	(0.02)
Net realized and unrealized gains/(losses) on investments	(0.55)	(1.17)	0.01	0.41	1.46
Total from investment operations	(0.41)	(1.15)	0.09	0.43	1.44
Less Distributions
Dividends from net investment income	(0.01)	(0.08)	(0.11)	(0.65)	(0.64)
Distributions from net realized capital gains[1]	(0.13)	(0.02)	(0.26)	(0.19)	(0.01)
Total distributions	(0.14)	(0.10)	(0.37)	(0.84)	(0.65)
Proceeds from redemption fees	—	— *	— *	— *	— *
Net asset value end of period	5.58	6.13	7.38	7.66	8.07
Net assets end of period (000s)	$208,996	$318,937	$348,315	$301,478	$150,555
Ratios and Supplemental Data (%)
Total return[b]	(6.82)%	(15.76)%	1.73%	5.56%	21.29%
Ratio of total expenses to average net assets[2]	1.04	1.03	1.09	1.05	1.15
Ratio of net expenses to average net assets[a]	0.98	0.98	1.00	0.94	0.94
Ratio of net expenses excluding interest expense to average net assets[a]	0.94	0.94	0.94	0.94	0.94
Ratio of net investment income to average net assets[a]	1.23	0.45	1.21	1.79	1.11
Portfolio turnover	635	532	474	581	390

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010[e]
Net asset value beginning of period	$10.59	$10.65	$10.18	$10.35	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.15	0.14	0.21	0.14	0.10
Net realized and unrealized gains/(losses) on investments	0.09	0.02	0.55	(0.22)	0.33
Total from investment operations	0.24	0.16	0.76	(0.08)	0.43
Less Distributions
Dividends from net investment income	(0.03)	(0.22)	(0.21)	(0.09)	(0.08)
Distributions from net realized capital gains[1]	—	—	(0.08)	—	—
Total distributions	(0.03)	(0.22)	(0.29)	(0.09)	(0.08)
Net asset value end of period	10.80	10.59	10.65	10.18	10.35
Net assets end of period (000s)	$36,137	$42,054	$30,551	$25,922	$5,676
Ratios and Supplemental Data (%)
Total return[b]	2.26%	1.56%	7.68%	(0.74)%	4.32%[c]
Ratio of total expenses to average net assets[2]	1.34	1.34	1.45	1.59	5.62 [d]
Ratio of net expenses to average net assets[a]	1.05	1.05	1.07	1.05	1.05 [d]
Ratio of net expenses excluding interest expense to average net assets[a]	1.05	1.05	1.05	1.05	1.05 [d]
Ratio of net investment income to average net assets[a]	1.15	1.42	2.26	1.86	1.95 [d]
Portfolio turnover	417	1,440	1,262	1,067	954 [c]

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period April 1, 2010 (inception) through October 31, 2010.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class
2014	2013	2012	2011	2010
$6.12	$7.37	$7.65	$8.06	$7.26

0.03	0.02	0.08	(0.18)	(0.21)
(0.45)	(1.18)	—	0.59	1.64
(0.42)	(1.16)	0.08	0.41	1.43

(0.01)	(0.07)	(0.10)	(0.63)	(0.62)
(0.13)	(0.02)	(0.26)	(0.19)	(0.01)
(0.14)	(0.09)	(0.36)	(0.82)	(0.63)
—	— *	— *	— *	— *
5.56	6.12	7.37	7.65	8.06
$1,236	$1,142	$1,427	$1,132	$385

(7.06)%	(15.93)%	1.50%	5.31%	21.13%
1.29	1.27	1.34	1.31	1.40
1.23	1.23	1.26	1.19	1.19
1.19	1.19	1.19	1.19	1.19
1.40	0.11	1.13	1.59	0.87
635	532	474	581	390

Administrative Class
2014	2013	2012	2011	2010[e]
$10.56	$10.63	$10.17	$10.34	$10.00

0.08	0.08	0.27	0.14	0.10
0.13	0.06	0.46	(0.24)	0.31
0.21	0.14	0.73	(0.10)	0.41

(0.02)	(0.21)	(0.19)	(0.07)	(0.07)
—	—	(0.08)	—	—
(0.02)	(0.21)	(0.27)	(0.07)	(0.07)
10.75	10.56	10.63	10.17	10.34
$1,662	$1,225	$703	$944	$163

2.01%	1.30%	7.38%	(0.93)%	4.09%[c]
1.59	1.59	1.70	1.85	5.86 [d]
1.30	1.31	1.32	1.30	1.30 [d]
1.30	1.30	1.30	1.30	1.30 [d]
0.89	1.15	2.03	1.58	1.64 [d]
417	1,440	1,262	1,067	954 [c]

39

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2014

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios (as of December 2014). The portfolios covered by this report include: Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to two classes of shares, designated as Institutional Class and Administrative Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts and centrally cleared swap agreements) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition are valued at amortized cost, which approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the year, Harbor Unconstrained Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agent it acquires direct rights against the borrower on the loan.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the year, each Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage- backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the year, each Fund invested in mortgage- or other asset- backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the year, each Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the year, each Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a portfolio security by a Fund, coupled with an agreement to repurchase the security at a specified time and price. Until the security is repurchased, the Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. During the year, Harbor Unconstrained Bond Fund entered into reverse repurchase agreements. While a reverse repurchase agreement is outstanding, the Fund continues to receive principal and interest payments on the underlying security. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to- market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that

44

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

the fair value of the securities purchased may decline below the repurchase price of the securities sold. Activity in reverse repurchase agreements by Harbor Unconstrained Bond Fund for the year ended October 31, 2014 is as follows:

Category of Aggregate Short-Term Borrowings	Balance at End of the Year	Current Interest Rate	Maximum Amount Outstanding During the Year	Average Daily Amount Outstanding During the Year	Average Interest Rate During the Year
Reverse repurchase agreements	$—	N/A	$400	$1	0.020%

Average debt outstanding and average interest rate during the year is calculated based on calendar days.

Sale-Buybacks

A “sale-buyback” transaction consists of a sale of a portfolio security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the year, each Fund entered into such financing transactions referred to as sale-buybacks.

The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.

The average amount of borrowings outstanding during the year ended October 31, 2014 was $83,742 at a weighted average interest rate of 0.133% for the Harbor Commodity Real Return Strategy Fund and $31 at a weighted average interest rate of 0.127% for the Harbor Unconstrained Bond Fund.

Short Sales

During the year, each Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the year, each Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, each Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the year, each Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the year, each Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2014 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund was $3,251 and $10,952, respectively.

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the year, Harbor Commodity Real Return Strategy Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the year, Harbor Commodity Real Return Strategy Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.

When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the year, each Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the year, each Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.

48

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

49

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund

Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy Fund in order to gain exposure to certain asset classes consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As such, Harbor Commodity Real Return Strategy Fund has consolidated its investment in the Subsidiary into its financial statements and eliminated all intercompany accounts and transactions. As of October 31, 2014, the Subsidiary represented approximately $48,746 or approximately 23% of the net assets of Harbor Commodity Real Return Strategy Fund.

Treatment of Income from Offshore Subsidiary for Harbor Commodity Real Return Strategy Fund

Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. The Harbor Commodity Real Return Strategy Fund seeks to gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The IRS has issued private letter rulings to other taxpayers concluding that income produced by certain types of commodity-linked notes or a mutual fund’s investment in a controlled foreign corporation (such as the Subsidiary) will constitute qualifying income. The tax treatment of commodity-related derivative instruments may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Harbor Commodity Real Return Strategy Fund’s taxable income and distributions. In late July 2011, the IRS indicated that the granting of private letter rulings is currently suspended. As a result, the Fund is unable to obtain a private letter ruling with respect to its investments or structure, although, based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to continue to treat its income from commodity-linked securities and the Subsidiary as qualifying income. If the IRS should make an adverse determination relating to the treatment of such income, the Fund would likely need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect the Fund.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2011-2013), including all positions expected to be taken upon filing the 2014 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

50

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Consolidated Statement of Cash Flows

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the year. During the year ended October 31, 2014, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund entered into repurchase agreements, which are now categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statements of Assets and Liabilities. Management has determined that the average level of debt outstanding during the year for Harbor Commodity Real Return Strategy Fund requires the Fund to present a Consolidated Statement of Cash Flows.

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (“ASU 2013-08”) to provide updated guidance for assessing whether an entity is an investment company and for the measurement of non-controling ownership interests in other investment companies. The Funds have adopted ASU 2013-08 for the fiscal year ended October 31, 2014 as each follows the investment company reporting requirements under U.S. GAAP. There were no related impacts on any of the Funds’ financial statements.

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which expands secured borrowing accounting for certain repurchase agreements. ASU 2014-14 will also require additional disclosures for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-14 will become effective for interim or annual periods beginning after December 15, 2014. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2014 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund (Consolidated)	$2,100,942	$58,920	$2,234,527	$29,403
Harbor Unconstrained Bond Fund	59,138	80,353	125,208	22,199

51

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Written Options

Transactions in written options for the year ended October 31, 2014 are summarized as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Swap Options - U.S.		Currency Options		Commodity Options		U.S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	41,000,000	$312	—	$—	788	$458	—	$—	20	$7
Options opened	46,060,000	184	13,118,000	133	4,235,500	292	38	23	89	33
Options closed	(6,600,000)	(24)	(740,000)	(7)	(46)	(65)	—	—	—	—
Options exercised	(3,300,000)	(30)	—	—	(106)	(17)	(38)	(23)	—	—
Options expired	(56,960,000)	(357)	(11,668,000)	(109)	(1,087)	(451)	—	—	(109)	(40)

Open at 10/31/2014	20,200,000	$85	710,000	$17	4,235,049	$217	—	$—	—	$—

HARBOR UNCONSTRAINED BOND FUND
	Swap Options - U.S.		Currency Options		Index Options		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	3,800,000	$40	—	$—	—	$—	—	$—
Options opened	128,900,000	372	6,878,000	38	4,015	457	22	8
Options closed	(6,600,000)	(33)	(300,000)	(2)	(3,979)	(427)	—	—
Options exercised	(14,100,000)	(33)	—	—	—	—	—	—
Options expired	(94,700,000)	(282)	(3,439,000)	(11)	(36)	(30)	(22)	(8)

Open at 10/31/2014	17,300,000	$64	3,139,000	$25	—	$—	—	$—

Master Netting Arrangements

As described in further detail below, the Funds may enter into Master Netting Agreements that govern the terms of certain transactions. Master Netting Agreements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Agreements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Agreements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due from counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.

For the year ended October 31, 2014, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund have entered into the following Master Netting Agreements:

Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties.

Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern OTC market traded financial derivative transactions entered into by the Fund and select counterparties.

52

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Please see Note 7-Offsetting Assets and Liabilities for a summary of current outstanding exposures by counterparty by Funds under terms of Master Agreements with netting provisions that enable a Fund to net its total exposure to a given counterparty.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate
Harbor Commodity Real Return Strategy Fund (Consolidated)	0.81%	0.81%
Harbor Unconstrained Bond Fund	0.85%	0.85%

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total expenses, not including interest expense, to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the total expenses, not including interest expense, to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. The contractual expense limitations are effective through February 28, 2015. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note below.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares (collectively, the “12b-1 Plan”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative Class shares. The 12b-1 Plan compensates the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

53

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional	0.06% of the average daily net assets of all Institutional shares.
Administrative	0.06% of the average daily net assets of all Administrative shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2014. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2014, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group			Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Total
Harbor Commodity Real Return Strategy Fund (Consolidated)	41,839	1	41,840	0.1%
Harbor Unconstrained Bond Fund	321,523	15,967	337,490	9.7%

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Strategic Markets Funds totaled $6 for the year ended October 31, 2014.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

54

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of swap agreement transactions, paydown reclasses, disallowance of loss from the controlled foreign corporation, and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2014 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Commodity Real Return Strategy Fund (Consolidated)	$(4,675)	$10,562	$(5,887)
Harbor Unconstrained Bond Fund	(114)	(295)	409

The tax composition of each Fund’s distributions is as follows:

	As of October 31, 2014			As of October 31, 2013
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Commodity Real Return Strategy Fund (Consolidated)	$6,634	$554	$7,188	$4,076	$874	$4,950
Harbor Unconstrained Bond Fund	113	—	113	654	—	654

As of October 31, 2014, the components of each Fund’s distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Commodity Real Return Strategy Fund (Consolidated)	$6,869	$—	$(19,407)
Harbor Unconstrained Bond Fund	1,381	—	1,791

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2014, the Fund in the following table had a capital loss carryforward for federal tax purposes, which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any federal tax liability. The following capital loss carryforwards do not expire:

	Capital Loss Carryforwards:
	Short- Term	Long- Term	Total
Harbor Commodity Real Return Strategy Fund (Consolidated)	$3,000	$4,950	$7,950
Harbor Unconstrained Bond Fund	1,094	755	1,849

55

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2014 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund (Consolidated)*	$336,238	$3,199	$(18,483)	$(15,284)
Harbor Unconstrained Bond Fund*	34,430	2,250	(339)	1,911

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments outstanding as of the year ended October 31, 2014 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At October 31, 2014, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Investments, at value (purchased options)	$5	$—	$—	$4	$9
Unrealized appreciation on open forward currency contracts	—	2,305	—	—	2,305
Unrealized appreciation on OTC swap agreements[b]	13	—	108	1,506	1,627
Variation margin on centrally cleared swap agreements[a,b]	—	—	1	—	1
Variation margin on futures contracts[a]	426	—	—	632	1,058

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(893)	$—	$—	$(893)
Unrealized depreciation on OTC swap agreements[b]	(803)	—	(1)	(28)	(832)
Variation margin on centrally cleared swap agreements[a,b]	(2,712)	—	—	—	(2,712)
Variation margin on futures contracts[a]	(85)	—	—	(1,117)	(1,202)
Written options, at value	(10)	(30)	(4)	(23)	(67)

56

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR UNCONSTRAINED BOND FUND

Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Unrealized appreciation on open forward currency contracts	$—	$829	$—	$—	$829
Unrealized appreciation on OTC swap agreements[b]	2	—	82	—	84
Variation margin on centrally cleared swap agreements[a,b]	57	—	13	—	70

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(252)	$—	$—	$(252)
Unrealized depreciation on OTC swap agreements[b]	(34)	—	(17)	—	(51)
Variation margin on centrally cleared swap agreements[a,b]	(101)	—	—	—	(101)
Variation margin on futures contracts[a]	(16)	—	—	—	(16)
Written options, at value	(22)	(66)	(5)	—	(93)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

b	Net of premiums received of $148 for Harbor Commodity Real Return Strategy Fund and net of premiums paid of $9 for Harbor Unconstrained Bond Fund.

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2014, were:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$2,154	$—	$—	$2,154
Futures contracts	576	—	—	(455)	121
Investments (purchased options)	(120)	—	—	(150)	(270)
Written options	357	115	—	527	999
Swap agreements	(284)	—	(77)	(16,702)	(17,063)

Net realized gain/(loss) on derivatives	$529	$2,269	$(77)	$(16,780)	$(14,059)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$1,542	$—	$—	$1,542
Futures contracts	(187)	—	—	(240)	(427)
Investments (purchased options)	4	—	—	144	148
Written options	(164)	(13)	20	(209)	(366)
Swap agreements	(2,882)	—	215	7,059	4,392

Change in unrealized appreciation/(depreciation) on derivatives	$(3,229)	$1,529	$235	$6,754	$5,289

HARBOR UNCONSTRAINED BOND FUND

Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Forward currency contracts	$—	$369	$—	$—	$369
Futures contracts	(251)	—	—	(28)	(279)
Investments (purchased options)	(38)	(37)	—	(15)	(90)
Written options	279	13	—	202	494
Swap agreements	(186)	—	(523)	—	(709)

Net realized gain/(loss) on derivatives	$(196)	$345	$(523)	$159	$(215)

57

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR UNCONSTRAINED BOND FUND—Continued

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Forward currency contracts	$—	$533	$—	$—	$533
Futures contracts	184	—	—	—	184
Investments (purchased options)	37	32	—	—	69
Written options	25	(41)	4	—	(12)
Swap agreements	(90)	—	672	—	582

Change in unrealized appreciation/(depreciation) on derivatives	$156	$524	$676	$—	$1,356

NOTE 7—OFFSETTING ASSETS AND LIABILITIES

The Funds have adopted Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which was established to enhance disclosures pertaining to the offsetting of derivatives, repurchase agreements, and securities lending transactions or those subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 requires additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial position.

Please see the Master Netting Agreements section in Note 3 for more on Master Netting Agreements and how collateral is reported in the Financial Statements.

The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2014:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Harbor Commodity Real Return Strategy Fund[a]
Global/Master Repurchase Agreement
Citigroup Global Markets, Inc.	$3,600	$—	$—	$—	$3,600	$(3,600)	$—
JP Morgan Chase Bank, NA	1,400	—	—	—	1,400	(1,400)	—
State Street Bank	176	—	—	—	176	(176)	—
Master Securities Forward Transactions Agreements
Barclays Bank plc	$—	$—	$(21,892)	$—	$(21,892)	$—	$(21,892)
Credit Suisse Securities (USA) LLC	—	—	—	(17,955)	(17,955)	—	(17,955)
Morgan Stanley & Co. International plc	—	—	(81,855)	—	(81,855)	—	(81,855)

Harbor Cayman Commodity Fund Ltd. (Subsidiary)[a,b]
	$—	$—	$—	$—	$—	$—	$—

Total Borrowings and Other Financing Transactions	$5,176	$—	$(103,747)	$(17,955)

a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.

b	Harbor Cayman Commodity Fund Ltd. had no borrowings or other financing transactions subject to a master agreement as of October 31, 2014.

58

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

HARBOR UNCONSTRAINED BOND FUND

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Global/Master Repurchase Agreement
Citigroup Global Markets, Inc.	$300	$—	$—	$—	$300	$(300)	$—
Repurchase Agreement with State Street Corp.	284	—	—	—	284	(284)	—
Master Securities Forward Transactions Agreements
Citigroup Global Markets Inc.	—	—	—	(1,062)	(1,062)	—	(1,062)
Credit Suisse Securities USA LLC	—	—	—	(3,283)	(3,283)	—	(3,283)
Goldman Sachs & Co.	—	—	—	(2,163)	(2,163)	—	(2,163)

Total Borrowings and Other Financing Transactions	$584	$—	$—	$(6,508)

Harbor Commodity Real Return Strategy Fund (Consolidated) and Harbor Unconstrained Bond Fund have not pledged any securities as collateral under the terms of the above Master Repurchase and Master Securities Forward Transactions agreements as of October 31, 2014.

The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2014:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over-the- Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposure
Harbor Commodity Real Return Strategy Fund[a]
Bank of America Corp.	$50	$—	$—	$50	$—	$—	$—	$—	$50	$—	$50
Bank of America NA	63	—	33	96	(14)	—	(23)	(37)	59	—	59
Barclays Bank plc	216	—	—	216	(222)	—	(44)	(266)	(50)	—	(50)
BNP Paribas SA	30	—	—	30	(60)	—	(200)	(260)	(230)	—	(230)
Credit Suisse International	102	—	—	102	(3)	—	(1)	(4)	98	—	98
Deutsche Bank AG	—	—	—	—	—	(30)	(49)	(79)	(79)	—	(79)
Deutsche Bank AG London	10	—	—	10	(11)	—	—	(11)	(1)	—	(1)
Goldman Sachs Bank USA	—	—	13	13	—	—	(109)	(109)	(96)	—	(96)
Goldman Sachs Capital Markets LP	—	—	—	—	(2)	—	—	(2)	(2)	—	(2)
Goldman Sachs Group Inc.	6	—	—	6	—	—	—	—	6	—	6
Goldman Sachs International	—	—	—	—	—	(2)	(1)	(3)	(3)	—	(3)
JP Morgan Chase & Co.	116	—	—	116	—	—	—	—	116	—	116
JP Morgan Chase Bank	36	—	—	36	(8)	—	—	(8)	28	—	28
JP Morgan Chase Bank NA	157	—	9	166	—	(3)	(6)	(9)	157	—	157
Morgan Stanley Capital Services LLC	—	—	65	65	—	(9)	(5)	(14)	51	(17)	34
Royal Bank of Scotland plc	—	—	—	—	—	—	(362)	(362)	(362)	—	(362)
Société Générale	46	—	—	46	(10)	—	—	(10)	36	—	36
UBS AG	1,473	—	—	1,473	(563)	—	—	(563)	910	—	910
UBS AG Stamford	—	—	—	—	—	—	(4)	(4)	(4)	(450)	(454)

59

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)—Continued

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over-the- Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposure
Harbor Cayman Commodity Fund Ltd. (Subsidiary)[a]
Bank of America NA	$—	$—	$260	$260	$—	$—	$—	$—	$260	$(260)	$—
BNP Paribas SA	—	—	22	22	—	—	—	—	22	—	22
Citibank NA	—	—	16	16	—	(1)	(7)	(8)	8	—	8
Credit Suisse International	—	—	45	45	—	—	—	—	45	—	45
Deutsche Bank AG	—	—	186	186	—	—	(3)	(3)	183	(183)	—
Goldman Sachs Bank USA	—	—	66	66	—	—	—	—	66	—	66
Goldman Sachs International	—	—	8	8	—	—	(10)	(10)	(2)	—	(2)
JP Morgan Chase Bank NA	—	—	171	171	—	—	(1)	(1)	170	(170)	—
Morgan Stanley Capital Services LLC	—	4	601	605	—	(5)	(7)	(12)	593	(593)	—
Société Générale Paris	—	—	132	132	—	—	—	—	132	(132)	—

Total Over-the-Counter Exposure	$2,305	$4	$1,627	$3,936	$(893)	$(50)	$(832)	$(1,775)

*	Of the total collateral received and/or pledged listed in the above table, cash of $1,805 has been received as collateral.

a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.

HARBOR UNCONSTRAINED BOND FUND

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over-the- Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure
Bank of America Corp.	$110	$—	$—	$110	$—	$—	$—	$—	$110	$—	$110
Bank of America NA	137	—	9	146	(5)	(59)	(20)	(84)	62	—	62
Barclays Bank plc	79	—	4	83	(45)	(11)	(1)	(57)	26	—	26
BNP Paribas SA	76	—	—	76	(108)	(1)	(11)	(120)	(44)	—	(44)
Credit Suisse Group AG	27	—	—	27	(6)	—	—	(6)	21	—	21
Credit Suisse International	20	—	3	23	(35)	—	(2)	(37)	(14)	—	(14)
Deutsche Bank AG	—	—	37	37	—	(2)	(9)	(11)	26	—	26
Deutsche Bank AG London	153	—	—	153	(9)	—	—	(9)	144	—	144
Goldman Sachs Bank USA	—	—	1	1	—	(13)	(1)	(14)	(13)	—	(13)
Goldman Sachs Capital Markets LP	13	—	—	13	(18)	—	—	(18)	(5)	—	(5)
Goldman Sachs International	—	—	4	4	—	—	(1)	(1)	3	—	3
HSBC Bank USA	2	—	—	2	(1)	—	—	(1)	1	—	1
HSBC Bank USA NA	—	—	10	10	—	—	(1)	(1)	9	—	9
JP Morgan Chase Bank	3	—	—	3	(1)	—	—	(1)	2	—	2
JP Morgan Chase Bank NA	22	—	11	33	—	(3)	(2)	(5)	28	—	28
Morgan Stanley Bank NA	24	—	—	24	(3)	—	—	(3)	21	—	21
Morgan Stanley Capital Services LLC	—	—	5	5	—	(4)	(3)	(7)	(2)	—	(2)
UBS AG	163	—	—	163	(21)	—	—	(21)	142	—	142

Total Over-the-Counter Exposure	$829	$—	$84	$913	$(252)	$(93)	$(51)	$(396)

Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.

60

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 8—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

61

Harbor Strategic Markets Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Commodity Real Return Strategy Fund (consolidated) and Harbor Unconstrained Bond Fund (two of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2014, and the related statements of operations and cash flows (Harbor Commodity Real Return Strategy Fund (consolidated) only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Commodity Real Return Strategy Fund (consolidated) and Harbor Unconstrained Bond Fund of the Harbor Funds at October 31, 2014, the results of their operations and cash flows (Harbor Commodity Real Return Strategy Fund (consolidated) only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 22, 2014

62

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2014)	Ending Account Value (October 31, 2014)
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.39	$1,000	$853.30
Hypothetical (5% return)		4.79	1,000	1,020.35
Administrative Class	1.19%
Actual		$5.56	$1,000	$852.30
Hypothetical (5% return)		6.06	1,000	1,019.06
Harbor Unconstrained Bond Fund
Institutional Class	1.05%
Actual		$5.33	$1,000	$1,015.00
Hypothetical (5% return)		5.35	1,000	1,019.78
Administrative Class	1.30%
Actual		$6.60	$1,000	$1,014.20
Hypothetical (5% return)		6.61	1,000	1,018.49
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

63

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2014:

Amount (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)	$554

For the fiscal year ended October 31, 2014, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2014 will receive a Form 1099-DIV in January 2015 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

64

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2014)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (51) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011-Present); Trustee, Berkshire School (2014-Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), Managing Director and Co-Head, Fixed Income Portfolio Management Group, and Head, Global Credit Research (2000-2006), Managing Director and Portfolio Manager, (1990-2000); Vice President, Fixed Income Research, Credit Suisse Group Ltd. (1988-1990); Vice President, Fixed Income Research, First Boston Corporation (1985-1988).	29	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (76) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (67) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (56) Trustee	Since 2014	Senior Executive Vice President, Columbia University (2002-Present); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; and Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

65

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Rodger F. Smith (73) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None

Ann M. Spruill (60) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (68)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (45) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (43) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (39) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (55) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Jodie L. Crotteau (42) Assistant Secretary	Since 2014	Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

Susan A. DeRoche (63) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Advisor and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

66

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

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Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bloomberg Commodity Index Total ReturnSM (formerly known as Dow Jones—UBS Commodity Index Total ReturnSM)—The Bloomberg Commodity Index Total ReturnSM is composed of futures contracts on physical commodities. No single commodity may constitute less than 2% or more than 15% of the Index, and no related group of commodities may constitute more than 33% of the Index. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S.

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Glossary—Continued

domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of The BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index— Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index—(All Country World Ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

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Glossary—Continued

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

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Glossary—Continued

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon

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Glossary—Continued

payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

72

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary

& AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.SM.1014

Annual Report

October 31, 2014

Fixed Income Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX

Harbor Emerging Markets Debt Fund	HAEDX	HREDX	—

Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX

Harbor Bond Fund	HABDX	HRBDX	—

Harbor Real Return Fund	HARRX	HRRRX	—

Harbor Money Market Fund	HARXX	HRMXX	—

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds

ANNUAL REPORT OVERVIEW

The Harbor Funds’ fiscal year ended October 31, 2014. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

	Total Return Year Ended October 31, 2014
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund	5.23%	4.97%	4.76%
Harbor Emerging Markets Debt Fund	-0.58	-0.77	N/A
Harbor High-Yield Bond Fund	5.10	4.82	4.70
Harbor Bond Fund	3.40	3.05	N/A
Harbor Real Return Fund	2.07	1.81	N/A
Harbor Money Market Fund	0.06	0.06	N/A

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2014
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory; domestic convertible bonds	13.78%
50% JPM EMBI Global Diversified/50% JPM GBI-EMGD; emerging markets bonds	2.83
JPM EMBI Global Diversified; emerging markets bonds	8.55
JPM GBI-EMGD; emerging markets bonds	-2.68
BofA Merrill Lynch U.S. High Yield; domestic high-yield bonds	5.85
BofA Merrill Lynch U.S. Non-Distressed High Yield; domestic high-yield bonds	6.27
Barclays U.S. Aggregate Bond; domestic bonds	4.14
Barclays U.S. TIPS; domestic bonds	1.90
BofA Merrill Lynch 3-Month U.S. Treasury Bill; domestic short-term	0.05

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2010	2011	2012	2013	2014
FIXED INCOME FUNDS
Harbor Convertible Securities Fund
Institutional Class	N/A	0.85%[a]	0.83%	0.79%	0.74%	0.94%
Administrative Class	N/A	1.10 [a]	1.08	1.04	0.99	1.23
Investor Class	N/A	1.22 [a]	1.20	1.16	1.11	1.41
Harbor Emerging Markets Debt Fund
Institutional Class	N/A	1.05%[a]	1.05%	0.98%	0.95%	0.93%
Administrative Class	N/A	1.30 [a]	1.30	1.23	1.20	1.30
Harbor High-Yield Bond Fund
Institutional Class	0.67%	0.65%	0.64%	0.64%	0.64%	0.79%
Administrative Class	0.92	0.90	0.89	0.89	0.89	1.15
Investor Class	1.04	1.02	1.01	1.01	1.01	1.17
Harbor Bond Fund
Institutional Class	0.55%	0.53%	0.54%	0.53%	0.54%	0.66%
Administrative Class	0.80	0.78	0.79	0.78	0.79	1.03
Harbor Real Return Fund
Institutional Class	0.60%	0.60%	0.59%	0.59%	0.60%	0.53%
Administrative Class	0.85	0.85	0.84	0.84	0.85	0.91
Harbor Money Market Fund
Institutional Class	0.01%	0.00%	0.00%	0.00%	0.00%	0.13%
Administrative Class	0.01	0.00	0.00	0.00	0.00	0.13

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements, excluding interest expense (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2014 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized for the period May 1, 2011 (inception) through October 31, 2011.

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Modest economic growth and mild inflation provided a mostly favorable environment for bonds in fiscal 2014, as the Federal Reserve concluded its most recent bond-buying program. The yield of the 10-year U.S. Treasury note, a benchmark for mortgage rates and other borrowing costs, closed on October 31, 2014, at 2.34%, down 23 basis points from the end of fiscal 2013. A basis point is one-hundredth of one percentage point. Yields fall as bond prices rise.

The broad U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, had a return of 4.14% for the fiscal year. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, had a return of 1.90%.

The BofA Merrill Lynch U.S. High Yield Index had a return of 5.85%, as speculative-grade bonds continued to find favor with investors seeking higher yields. The high-yield market came under pressure after the close of the fiscal year due in part to an almost 50% decline in oil prices over the last seven months, which raised concerns about the value of energy companies’ debt held in many high-yield portfolios.

Money market investments produced barely positive returns as the Federal Reserve continued to hold the federal funds target rate at the 0.0%-to-0.25% range established in December 2008.

Harbor Fixed Income Funds

Harbor’s long-term fixed income funds, except for Harbor Real Return Fund, generally trailed their benchmarks in fiscal 2014.

Harbor Bond Fund had a return of 3.40% for the fiscal year, trailing its Barclays U.S. Aggregate Bond Index benchmark by 74 basis points. (All Harbor returns cited are for each fund’s Institutional Class shares.) Harbor Bond Fund has outperformed the index for the latest 5-year and 10-year periods and since its inception in 1987.

Harbor Real Return Fund posted a return of 2.07%, outperforming its benchmark, the Barclays U.S. TIPS Index, by 17 basis points.

Harbor High-Yield Bond Fund returned 5.10%, trailing its BofA Merrill Lynch US High Yield Index benchmark by 75 basis points, while Harbor Convertible Securities Fund posted a return of 5.23%, underperforming its benchmark, the BofA Merrill Lynch All US Convertibles Ex Mandatory Index, by 855 basis points. Both funds employ conservative investment approaches with a focus on higher quality securities that contributed to their relative underperformance in fiscal 2014.

Harbor Emerging Markets Debt Fund had a negative return of -0.58%, trailing its blended benchmark, 50% JPM EMBI Diversified/50% JPM GBI-EMGD, by 341 basis points.

Harbor Money Market Fund returned 0.06%, putting it one basis point ahead of its benchmark, the BofA Merrill Lynch US 3-Month Treasury Bill Index.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2014
		Annualized
Fixed Income	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	5.85%	10.26%	8.12%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	4.14	4.22	4.64	7.53%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.05	0.09	1.58	4.06

Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	15.78%	17.06%	8.76%	11.24%
S&P 500 (large cap stocks)	17.27	16.69	8.20	11.31
Russell Midcap® (mid cap stocks)	15.32	18.97	10.37	12.80
Russell 2000® (small cap stocks)	8.06	17.39	8.67	10.12
Russell 3000® Growth	16.39	17.52	9.09	10.50
Russell 3000® Value	15.76	16.47	7.89	11.61

International & Global
MSCI EAFE (ND) (foreign stocks)	-0.60%	6.52%	5.81%	9.21%
MSCI World (ND) (global stocks)	8.67	11.41	6.93	9.63
MSCI EM (ND) (emerging markets)	0.64	4.64	10.54	N/A

Strategic Markets
Bloomberg Commodity Total ReturnSM	-5.94%	-2.17%	-1.28%	N/A

Portfolio Manager Resigns

On September 26, Bill Gross, a founder of PIMCO and long-time portfolio manager for Harbor Bond Fund, resigned unexpectedly from PIMCO to join another firm. In his 43 years with PIMCO, Bill Gross established one of the truly remarkable investing records in fixed income and built an outstanding team at PIMCO. Harbor Bond Fund was Bill Gross’ first sub-advised fund, starting just seven months after the inception of the PIMCO Total Return Fund in 1987. We thank Bill for his dedication and service to Harbor Bond Fund shareholders and Harbor Unconstrained Bond Fund shareholders and wish him the very best in his new endeavors.

Domestic Equity, International Equity, and Strategic Markets

U.S. equities posted strong returns in fiscal 2014, as investors responded positively to generally favorable earnings reports and encouraging signals of strength in the U.S. economy. Concerns about market valuations, slowing growth in key regions of the world, geopolitical tensions and the Federal Reserve’s completion of its widely communicated decision to gradually end quantitative easing tempered the returns of equities as the fiscal year came to a close.

The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of 15.78% for the 12 months ended October 31, 2014. This strong return followed an even stronger performance in fiscal 2013, when the index had a return of over 29%. The S&P 500, an index of larger companies, had a return of 17.27% in fiscal 2014, while the Russell 2000® Index, a small-company benchmark, had a return of 8.06%.

International equity markets produced generally flat returns in fiscal 2014, reflecting concerns over weak economic growth in both developed and emerging markets and international tensions in several regions of the world. The MSCI EAFE (ND), an index of companies based in developed overseas markets, had a return of -0.60% for the fiscal year. The MSCI Emerging Markets (ND) Index recorded a modest gain of 0.64%. The MSCI All Country World (ND) Index, a measure of global equities including the U.S., returned 7.77%. (All international and global returns are in U.S. dollars.)

Broad measures of commodity prices fell again in fiscal 2014 after declining the prior fiscal year. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, had a return of -5.94%. Reflecting slowing global growth and changes in supply and demand, prices for crude oil started dropping in the fiscal year from over $100 per barrel in June to below $60 per barrel as of the date of this letter.

Harbor Funds Trustee Retires

On December 31, 2014, John P. (“Jack”) Gould, will retire as a trustee of Harbor Funds in accordance with the board’s retirement policy. Jack has served shareholders as a member of the board for almost 21 years following his election to the board in early 1994. Jack’s leadership and his extensive knowledge of investments, economics and governance were instrumental in the growth and development of Harbor Funds. Jack’s focus was always on what was in the best interests of shareholders. His comprehensive and thoughtful guidance were invaluable to the board and senior members of the Harbor Funds team. Everyone affiliated with Harbor Funds has benefited from his astute perspective and wisdom. We wish Jack the very best in what we expect will be a very active retirement.

The board’s retirement policy enables the trustees to prepare for retirements well in advance. With Jack Gould’s retirement, the board will be reduced from nine members to eight, of which seven are independent. Three new trustees with extensive investment and business experience were added to the board early in fiscal 2014 and each shares the Harbor Funds commitment to acting in the best interests of our shareholders.

Evaluate Investments over the Long Term

It is the time of year when many investors evaluate their investments and consider what, if any, changes should be made in their asset allocation for the coming year. No one knows for certain how equity or fixed income markets will perform in fiscal 2015 or in any short term period.

Harbor Funds always encourages investors to take a long term perspective with all investments. A diversified portfolio that includes equities and fixed income in an asset allocation that is consistent with your investment objectives and risk tolerance can help you manage the uncertainty of the financial markets over the long term. Harbor Funds offers a range of actively-managed equity, strategic markets, and fixed income funds to help investors build a diversified portfolio to achieve their long term investment goals.

Thank you for your investment in Harbor Funds.

December 22, 2014

David G. Van Hooser

Chairman

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2011

Raymond F. Condon

Since 2011

Shenkman Capital has subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return by investing primarily in a portfolio of convertible securities

PRINCIPAL STYLE CHARACTERISTICS

Convertible securities

Mark Shenkman

Raymond F. Condon

Management’s Discussion of Fund Performance

MARKET REVIEW

The convertible securities market appreciated 13.78% in fiscal 2014, as measured by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. With credit spreads expanding marginally, the main driver for convertibles was the performance of the equities underlying the market index, which returned 17.30%, compared with the 17.27% return of the S&P 500 Index. Convertible equity returns were dominated by positive performance in the Health Care and Information Technology sectors, which in aggregate represented 53% of the convertible market. Underlying equities for those sectors were up 41% and 25%, respectively.

Throughout most of the fiscal year, capital markets continued to benefit from positive momentum resulting from the resolution of the so-called fiscal cliff in January 2013, continued monetary easing from the Federal Reserve, and muted macroeconomic concerns. That was not the case in mid-summer and early fall as capital markets experienced heightened volatility in reaction to renewed concerns about global growth, weakness in commodities, and uncertainty surrounding the ending of quantitative easing by the Federal Reserve, all of which were compounded by fears related to the spread of Ebola.

PERFORMANCE

Harbor Convertible Securities Fund returned 5.23% (Institutional Class), 4.97% (Administrative Class), and 4.76% (Investor Class) for fiscal 2014, compared with the 13.78% return of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The Fund invests primarily in convertible bonds, which can be converted into common stocks at a predetermined price. A key element of our strategy is to realize gains as they present themselves and gradually reduce our exposure to more equity-like names into market strength. As a result, we typically have little exposure to high-delta securities (bonds having a close correlation to the price of the underlying equity shares) or to deep-in-the-money names (convertibles trading well above the conversion rate), due to their heightened sensitivity to equity-market volatility and to what we believe are unfavorable risk/return dynamics. While we believe this approach should provide attractive risk-adjusted returns over the long term, it had a negative impact on Fund performance relative to the index in fiscal 2014.

Biotechnology, led by Illumina, was the top-performing industry in the Fund, contributing 165 basis points, or 1.65 percentage points, to return for the fiscal year. As a leading provider of integrated systems used in genetic analysis, Illumina has benefited from expanded utilization of DNA and RNA sequencing technology in biotechnology research. Miscellaneous Industrials, led by Greenbrier Companies, was the second-best industry, contributing 80 basis points. Greenbrier manufactures railcars and, despite a recent pullback due to energy price concerns, continued to benefit from a strong order backlog as a result of the growth of domestic oil and gas production. The third-best industry was Software—Apps & Systems, with a contribution of 68 basis points; the Fund’s position in Electronic Arts returned 23.71% for the year. The company, a leading provider of interactive entertainment software, has adapted to a growing utilization of its products in mobile technology.

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Siemens Financieringsmaatschappij NV	2.5%
Akamai Technologies Inc.	2.3%
Starwood Property Trust Inc.	2.3%
Ctrip.Com International Ltd.	2.2%
Meritor Inc.	2.2%
Navistar International Corp.	2.2%
NuVasive Inc.	2.2%
Salesforce.Com Inc.	2.2%
American Realty Capital Properties Inc.	2.1%
Forest City Enterprises Inc.	2.0%

Oil & Gas Products, Miscellaneous Financial, and Oil Integrated were the Fund’s worst-performing industries, detracting 119 basis points from performance. Energy XXI and Goodrich Petroleum specifically accounted for 75 basis points of the decline. These securities sold off as the energy sector weakened after a sharp reduction in the price of oil over the last four months of the fiscal year. In Miscellaneous Financial, Walter Investment, a non-bank provider of mortgage services, had a negative contribution to return of 44 basis points. The sector has come under increased scrutiny over the possibility of new regulatory controls. We are monitoring each of these securities closely.

The five largest individual contributors to performance were Electronic Arts, Greenbrier, and Illumina, cited above, along with MGM Resorts International and Trinity Industries, for a combined contribution of 351 basis points. MGM Resorts International continued to benefit from growth in leisure travel and an improved balance sheet. Trinity Industries, a diversified manufacturing company including tank and freight railcars, similarly to Greenbrier benefited from transportation needs due to the growth of domestic oil and gas production.

The five largest detractors from performance were Energy XXI, Walter Industries, and Goodrich Petroleum, cited above, in addition to International Game Technology and Seacor Holdings, combining to detract from performance by 151 basis points. Seacor, a provider of marine transportation services for the energy industry, was affected by the weakness in oil. The company, however, continues to maintain a strong balance sheet. International Game Technologies, a provider of casino gaming systems, posted weak earnings amid concerns of overcapacity. The security has subsequently been called for redemption.

OUTLOOK AND STRATEGY

Extreme volatility could become the “new normal” in all markets over the next few years, in our view.

Our expectation is that periods of episodic volatility could be beneficial to our strategy as we systematically take advantage of periods of both strength and weakness in the convertibles market to rebalance the portfolio.

Our convertible strategy remains focused on the creditworthiness of the companies in which the Fund invests. Based on fundamental credit metrics, we believe the Fund is attractively positioned relative to the broad convertibles market. In our view, the portfolio appears well suited to take advantage of an expected continued tightening of credit spreads, while at the same time providing a cushion against the possibility of increased volatility in equity markets. With an annualized yield of 2.10% as of October 31, we believe the Fund also provides a reasonable income stream in the current low-rate environment.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2034

Cusip	411512734

Ticker	HACSX

Inception Date	05/01/2011

Net Expense Ratio	0.74%

Total Net Assets (000s)	$353,370

ADMINISTRATIVE CLASS

Fund #	2234

Cusip	411512726

Ticker	HRCSX

Inception Date	05/01/2011

Net Expense Ratio	0.99%

Total Net Assets (000s)	$306

INVESTOR CLASS

Fund #	2434

Cusip	411512718

Ticker	HICSX

Inception Date	05/01/2011

Net Expense Ratio	1.11%

Total Net Assets (000s)	$1,941

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	2.35%	3.02%

Yield to Maturity	-0.19%	-1.59%

Current 30-Day Yield (Institutional Class)	1.43%	N/A

Weighted Average Maturity	7.69 years	8.38 years

Weighted Average Duration	3.29 years	2.15 years

Portfolio Turnover (Year Ended 10/31/2014)	54%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	4.82%

>1 to 5	58.21%

>5 to 10	13.71%

>10 to 15	4.45%

>15 to 20	7.69%

>20 to 25	4.93%

>25 yrs.	6.19%

Harbor Convertible Securities Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Convertible Securities Fund
Institutional Class	5.23%	N/A	5.73%	05/01/2011	$12,156
Comparative Index
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory	13.78%	N/A	10.25%	—	$14,078

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Convertible Securities Fund
Administrative Class	4.97%	N/A	5.45%	05/01/2011	$12,043
Investor Class	4.76%	N/A	5.32%	05/01/2011	$11,991
Comparative Index
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory	13.78%	N/A	10.25%	—	$14,078

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class); 1.04% (Administrative Class); and 1.16% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 1.2%)

CONVERTIBLE BONDS—96.2%
Principal Amount (000s)		Value (000s)
AUTOMOBILES—3.7%
	Navistar International Corp.
$7,700	4.750%—04/15/2019[1]	$7,705
	Tesla Motors Inc.
5,562	0.250%—03/01/2019	5,378

		13,083

BIOTECHNOLOGY—3.1%
	BioMarin Pharmaceutical Inc.
4,835	0.750%—10/15/2018	5,588
	Cepheid Inc.
4,835	1.250%—02/01/2021[1]	5,306

		10,894

BUILDING PRODUCTS—2.5%
	Griffon Corp.
1,765	4.000%—01/15/2017[1]	1,957
	Toll Brothers Finance Corp.
6,830	0.500%—09/15/2032	6,903

		8,860

CAPITAL MARKETS—3.4%
	Ares Capital Corp.
5,920	5.125%—06/01/2016	6,116
	Walter Investment Management Corp.
7,723	4.500%—11/01/2019	6,029

		12,145

COMMUNICATIONS EQUIPMENT—0.3%
	JDS Uniphase Corp.
940	0.625%—08/15/2033	968

CONTAINERS & PACKAGING—1.4%
	Owens-Brockway Glass Container Inc.
4,885	3.000%—06/01/2015[1]	4,903

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.5%
	Ciena Corp.
5,560	0.875%—06/15/2017	5,411

ENERGY EQUIPMENT & SERVICES—0.8%
	Hornbeck Offshore Services Inc.
2,996	1.500%—09/01/2019	2,865

HEALTH CARE EQUIPMENT & SUPPLIES—5.7%
	Alere Inc.
1,525	3.000%—05/15/2016	1,633
	Hologic Inc.
1,085	0.000%—12/15/2043[2]	1,193
5,105	2.000%—03/01/2042[2]	5,571

		6,764

	NuVasive Inc.
6,430	2.750%—07/01/2017	7,760
	Volcano Corp.
4,785	1.750%—12/01/2017	4,073

		20,230

HEALTH CARE PROVIDERS & SERVICES—1.7%
	Omnicare Inc.
5,725	3.250%—12/15/2035	6,097

HEALTH CARE TECHNOLOGY—0.9%
	Allscripts Healthcare Solutions Inc.
3,170	1.250%—07/01/2020	3,277

HOTELS, RESTAURANTS & LEISURE—1.0%
	MGM Resorts International
2,745	4.250%—04/15/2015	3,527

HOUSEHOLD DURABLES—2.7%
	Jarden Corp.
2,475	1.875%—09/15/2018	3,641
	Ryland Group Inc.
6,498	0.250%—06/01/2019	5,954

		9,595

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
INDUSTRIAL CONGLOMERATES—2.5%
	Siemens Financieringsmaatschappij NV
$8,250	1.050%—08/16/2017	$8,921

INTERNET & CATALOG RETAIL—5.6%
	Ctrip.com International Ltd.
7,280	1.250%—10/15/2018	7,685
	Homeaway Inc.
7,125	0.125%—04/01/2019[1]	6,925
	Shutterfly Inc.
5,445	0.250%—05/15/2018	5,278

		19,888

INTERNET SOFTWARE & SERVICES—9.7%
	Akamai Technologies Inc.
7,945	0.000%—02/15/2019[1,3]	8,064
	Blucora Inc.
4,605	4.250%—04/01/2019	4,740
	Dealertrack Technologies Inc.
410	1.500%—03/15/2017	563
	Priceline Group Inc.
5,475	0.900%—09/15/2021[1]	5,280
	Twitter Inc.
2,650	0.250%—09/15/2019[1]	2,437
	WebMD Health Corp.
2,110	1.500%—12/01/2020[1]	2,192
3,878	2.500%—01/31/2018	4,006

		6,198

	Yahoo! Inc.
6,620	0.000%—12/01/2018[1,3]	7,154

		34,436

IT SERVICES—0.9%
	Cardtronics Inc.
3,475	1.000%—12/01/2020[1]	3,408

LEISURE PRODUCTS—1.4%
	Live Nation Entertainment Inc.
4,665	2.500%—05/15/2019[1]	4,881

LIFE SCIENCES TOOLS & SERVICES—2.9%
	Illumina Inc.
4,565	0.000%—06/15/2019[1,3]	5,061
	Integra LifeSciences Holdings Corp.
5,010	1.625%—12/15/2016	5,386

		10,447

MACHINERY—3.2%
	Greenbrier Cos. Inc.
1,125	3.500%—04/01/2018	1,988
	Meritor Inc.
3,940	4.000%—02/15/2027[2]	4,098
2,440	7.875%—03/01/2026	3,593

		7,691

	Trinity Industries Inc.
1,185	3.875%—06/01/2036	1,869

		11,548

MEDIA—1.9%
	Liberty Interactive LLC
6,475	1.000%—09/30/2043[1]	6,920

METALS & MINING—4.9%
	Newmont Mining Corp.
4,925	1.625%—07/15/2017	4,975
	Royal Gold Inc.
6,497	2.875%—06/15/2019	6,505
	RTI International Metals Inc.
6,080	1.625%—10/15/2019	5,848

		17,328

OIL, GAS & CONSUMABLE FUELS—6.4%
	Bristow Group Inc.
2,176	3.000%—06/15/2038	2,475
	Chesapeake Energy Corp.
6,945	2.500%—05/15/2037	6,919
	Energy XXI Bermuda Ltd.
6,418	3.000%—12/15/2018[1]	4,593
	Goodrich Petroleum Corp.
4,432	5.000%—10/01/2032	3,640
	SEACOR Holdings Inc.
4,700	2.500%—12/15/2027	5,296

		22,923

PHARMACEUTICALS—0.5%
	Teva Pharmaceutical Finance Co. LLC
1,415	0.250%—02/01/2026	1,893

REAL ESTATE INVESTMENT TRUSTS (REITs)—5.6%
	American Realty Capital Properties Inc.
1,915	3.000%—08/01/2018	1,743
6,120	3.750%—12/15/2020	5,573

		7,316

	Extra Space Storage LP
5,585	2.375%—07/01/2033[1]	6,119
	ProLogis LP
5,870	3.250%—03/15/2015	6,435

		19,870

REAL ESTATE MANAGEMENT & DEVELOPMENT—5.0%
	Forest City Enterprises Inc.
6,760	3.625%—08/15/2020	7,182
	National Health Investors Inc.
2,575	3.250%—04/01/2021	2,577
	Starwood Property Trust Inc.
1,445	3.750%—10/15/2017	1,457
6,130	4.550%—03/01/2018	6,536

		7,993

		17,752

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
	Lam Research Corp.
4,750	0.500%—05/15/2016	6,338

SOFTWARE—8.8%
	Electronic Arts Inc.
4,815	0.750%—07/15/2016	6,533
	NetSuite Inc.
5,285	0.250%—06/01/2018	6,025
	Nuance Communications Inc.
6,530	2.750%—11/01/2031	6,403
	Rovi Corp.
1,385	2.625%—02/15/2040	1,383

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
SOFTWARE—Continued
	Salesforce.com Inc.
$6,585	0.250%—04/01/2018	$7,791
	TIBCO Software Inc.
3,160	2.250%—05/01/2032	3,138

		31,273

TEXTILES, APPAREL & LUXURY GOODS—1.2%
	Iconix Brand Group Inc.
3,135	2.500%—06/01/2016	4,220

TRANSPORTATION INFRASTRUCTURE—1.7%
	Macquarie Infrastructure Co. LLC
5,285	2.875%—07/15/2019	5,985

WIRELESS TELECOMMUNICATION SERVICES—3.5%
	Clearwire Communications LLC
5,980	8.250%—12/01/2040[1]	6,742
	NVIDIA Corp.
4,895	1.000%—12/01/2018[1]	5,562

		12,304

TOTAL CONVERTIBLE BONDS (Cost $333,367)		342,190

CORPORATE BONDS & NOTES—2.6%
AEROSPACE & DEFENSE—0.2%
	TransDigm Inc.
675	6.500%—07/15/2024	699

HEALTH CARE PROVIDERS & SERVICES—0.5%
	United Surgical Partners International Inc.
1,565	9.000%—04/01/2020	1,698

HOTELS, RESTAURANTS & LEISURE—0.3%
	Scientific Games International Inc.
1,275	6.625%—05/15/2021[1]	1,018

MEDIA—0.1%
	Mediacom Capital Corp.
500	7.250%—02/15/2022	543

PHARMACEUTICALS—0.5%
	Valeant Pharmaceuticals International Inc.
1,575	7.500%—07/15/2021[1]	1,691

SPECIALTY RETAIL—0.3%
	Michaels FinCo Holdings LLC
1,015	7.500%—08/01/2018[1]	1,035

WIRELESS TELECOMMUNICATION SERVICES—0.7%
	Sprint Corp.
400	7.125%—06/15/2024[1]	412
1,175	7.875%—09/15/2023[1]	1,275

		1,687

	T-Mobile USA Inc.
725	6.375%—03/01/2025	747

		2,434

TOTAL CORPORATE BONDS & NOTES (Cost $9,035)		9,118

SHORT-TERM INVESTMENTS—1.5%
(Cost $5,505)
REPURCHASE AGREEMENTS
5,505	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $5,616)	5,505

TOTAL INVESTMENTS—100.3% (Cost $347,907)		356,813

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.3)%		(1,196)

TOTAL NET ASSETS—100.0%		$355,617

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2014, the aggregate value of these securities was $100,640 or 28% of net assets.

2	Step coupon security, the stated rate represents the rate in effect at October 31, 2014.

3	Zero coupon bond.

The accompanying notes are an integral part of the Financial Statements.

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Stone Harbor Investment Partners LP

31 West 52nd Street

16th Floor

New York, NY 10019

PORTFOLIO MANAGERS

Peter J. Wilby, CFA

Since 2011

Pablo Cisilino

Since 2011

James E. Craige, CFA

Since 2011

Angus Halkett, Ph.D., CFA

Since 2012

David A. Oliver, CFA

Since 2011

William Perry, CFA

Since 2012

Stone Harbor has subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return, which consists of income on its investments and capital appreciation

PRINCIPAL STYLE CHARACTERISTICS

Emerging market fixed income securities

Peter J. Wilby

Pablo Cisilino

James E. Craige

Angus Halkett

David A. Oliver

William Perry

Management’s Discussion of Fund Performance

MARKET REVIEW

Despite both fundamental and technical challenges that contributed to the volatility of emerging markets bonds in the second half of calendar 2013, the sector managed to regain footing beginning in February 2014 as the U.S. growth outlook improved. This was accompanied by improving market technical factors and investor demand. Following a rally that continued into June, the markets experienced a broad sell-off in the third quarter of calendar 2014. A strong U.S. dollar, an uneven recovery in emerging economies, weakness in emerging market currencies, and lower energy prices coincided with worries about the pace of global growth. The broad market for emerging market bonds denominated in U.S. dollars and other hard currencies, as measured by the J.P. Morgan Emerging Markets Bond Index Global Diversified, returned 8.55% for the fiscal year ended October 31, 2014, while local-currency emerging market bonds, as measured by the J.P. Morgan Government Bond Index— Emerging Markets Global Diversified, returned -2.68%.

PERFORMANCE

Harbor Emerging Markets Debt Fund returned -0.58% (Institutional Class) and -0.77% (Administrative Class) for the 12 months ended October 31, 2014. On a relative basis, the Fund underperformed its blended benchmark, 50% J.P. Morgan Emerging Markets Bond Index Global Diversified/50% J.P. Morgan Government Bond Index— Emerging Markets Global Diversified, which had a return of 2.83%. The Fund’s investment process remained focused on identifying emerging market countries and companies with credit quality that is improving but has not yet been fully recognized by the broader market. During the fiscal year, the largest source of underperformance relative to the benchmark came from country selection within the hard-currency sovereign-debt portion of the portfolio.

The biggest positive contributors to performance included holdings in local-currency debt from Colombia and Mexico; dollar-denominated sovereign debt from Argentina and the Dominican Republic; and corporate debt from Brazil, India, and Turkey. The Fund reduced exposure in some of these positions and took advantage of spread widening to make investments in credits that we believe will benefit from country-specific developments.

The biggest detractors included liquid, more-volatile credits, particularly dollar-denominated bonds from Venezuela and Russia. Issue selection in Brazil, Colombia, and Russia within the local-currency portion of the portfolio also detracted from relative performance. We continue to balance exposure to low-beta, or low-volatility, securities that tend to outperform in an environment marked with volatility and directional uncertainty with credits that may be prone to higher volatility but ones in which we have high conviction on valuations and credit trajectory.

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Indonesia Government	8.4%
Russia Government	7.8%
Turkey Government	7.7%
Mexican Bonos	6.0%
Venezuela Government	5.1%
South Africa Government	5.0%
Malaysia Government	4.6%
Brazil Letras Do Tesouro Nacional	4.4%
Colombia Government	3.6%
Argentina Government	3.2%

STRATEGY AND OUTLOOK

The Fund’s portfolio mix varied throughout the past fiscal year, driven by tactical asset allocation decisions based on our assessment of relative value opportunities and global market risks. After the recent underperformance of local-currency debt, we believe that both fixed income and currency valuations have improved the likelihood of better returns from that sector going forward. Over the next 12 months, we believe that returns from local-currency debt are likely to come primarily from yield; in addition, we think that returns from many emerging market currencies may continue to suffer in a period of U.S. dollar strength until economic growth in emerging economies begins to accelerate relative to growth in developed countries. Thus, we believe that evidence of real growth remains the single most important factor in our sector and country-level considerations.

While the U.S. economy rebounded from a weak first quarter in calendar 2014, GDP growth in both Japan and Europe weakened, raising fears that global growth could slip back further with negative consequences for both the U.S. and emerging economies. We still expect U.S. growth to average more than 3% and eurozone growth to be slightly positive in calendar 2015. Inflation has remained extremely low in the eurozone, prompting the European Central Bank to continue to take unconventional measures to stabilize the economy. In the U.S., the Federal Reserve has maintained a dovish bias and plans to raise rates only when it is convinced that the risk of undershooting its inflation target is small. Currently, we expect the first hike in the second quarter of 2015 with a very slow pace of further rate hikes after that. Our view is that actions will remain highly data-dependent, with labor market data playing a key role.

We are concerned that with poor growth, the euro will continue to weaken and central European markets could continue to underperform. This problem is compounded by the very low yields available in the region, with Poland, Romania, and Hungary among the lowest-yielding countries in the index. We have reduced our central European position by reducing our allocations in these three countries. By doing so, we effectively are further reducing our already below-benchmark exposure to the eurozone. The offsets to this exposure are our positions in Russia and Turkey, where we believe much higher yields are still available.

Another key theme in the portfolio includes a focus on countries that are growing and in the process of implementing reforms that, in our view, will improve creditworthiness and growth over time. We believe that Mexico and Indonesia fall into this category. With weak growth in other developing economies, we continue to balance low-beta positions such as Thailand with higher-beta credits in which we have high conviction on valuations and credit trajectory. Colombia has been a good growth story, but we have reduced our allocation to neutral relative to the benchmark due to recent widening of its current account deficit.

Within the external sovereign debt market, we are interpreting the current market environment as an opportunity to maintain or increase our existing positions in credits that we believe will benefit from country-specific developments over the next 12 months. We have avoided investments in many of the newer entrants into the benchmark index, particularly smaller countries from sub-Saharan Africa that we believe could come under further selling pressure due to falling commodity prices. Should valuations become more attractive, we will be looking for opportunities to add exposure to this region selectively. Our key overweights in external sovereign debt are in Argentina, Indonesia, Russia, and Venezuela.

This report contains the current opinions of Stone Harbor Investment Partners LP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor Emerging Markets Debt Fund. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Emerging Markets Debt Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2035

Cusip	411512759

Ticker	HAEDX

Inception Date	05/01/2011

Net Expense Ratio	0.95%[a]

Total Net Assets (000s)	$16,510

ADMINISTRATIVE CLASS

Fund #	2235

Cusip	411512742

Ticker	HREDX

Inception Date	05/01/2011

Net Expense Ratio	1.20%[a]

Total Net Assets (000s)	$255

a	Reflective of a contractual expense cap effective through February 28, 2015.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	6.11%	6.37%

Yield to Maturity	6.65%	5.74%

Weighted Average Maturity	8.06 years	9.05 years

Weighted Average Duration	5.03 years	5.92 years

Portfolio Turnover (Year Ended 10/31/2014)	81%	N/A

REGION ALLOCATION (% of investments)

(Excludes cash and short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	3.94%

>1 to 5	31.61%

>5 to 10	41.41%

>10 to 15	6.82%

>15 to 20	9.23%

>20 to 25	2.78%

>25 yrs.	4.21%

Harbor Emerging Markets Debt Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Emerging Markets Debt Fund
Institutional Class	-0.58%	N/A	0.85%	05/01/2011	$10,299
Comparative Indices
50% JPM EMBI Global Diversified/50% JPM GBI-EMGD	2.83%	N/A	3.47%	—	$11,270
JPM EMBI Global Diversified	8.55%	N/A	7.39%	—	$12,836
JPM GBI-EMGD	-2.68%	N/A	-0.45%	—	$9,843

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Emerging Markets Debt Fund
Administrative Class	-0.77%	N/A	0.62%	05/01/2011	$10,217
Comparative Indices
50% JPM EMBI Global Diversified/50% JPM GBI-EMGD	2.83%	N/A	3.47%	—	$11,270
JPM EMBI Global Diversified	8.55%	N/A	7.39%	—	$12,836
JPM GBI-EMGD	-2.68%	N/A	-0.45%	—	$9,843

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 1.62% (Gross) (Institutional Class); and 1.20% (Net) and 1.87% (Gross) (Administrative Class). The net expense ratios are contractually capped through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Total Investments by Country (% of net assets)

(Excludes net cash, short-term investments and forward positions of 5.5%)

ARGENTINA—3.3%
Principal Amount (000s)			Value (000s)

	CORPORATE BONDS & NOTES—0.1%
		YPF SA
	$8	8.750%—04/04/2024[1]	$8

	FOREIGN GOVERNMENT OBLIGATIONS—3.2%
		Argentina Boden Bonds
	288	7.000%—10/03/2015	270
		Argentina Bonar Bonds
	279	7.000%—04/17/2017	247
		Argentine Republic Government International Bond
	22	0.000%—03/31/2023*	25	X

			542

	TOTAL ARGENTINA (Cost $562)		550

BRAZIL—7.8%
	CORPORATE BONDS & NOTES—1.4%
		ESAL GmbH
	161	6.250%—02/05/2023[1]	166
		Petrobras International Finance Co.
	23	5.375%—01/27/2021	23
		Vale Overseas Ltd.
	40	4.625%—09/15/2020	43

			232

	FOREIGN GOVERNMENT OBLIGATIONS—6.4%
		Brazil Letras Do Tesouro Nacional
R$	2,549	0.000%—01/01/2016-07/01/2018[2]	740
		Brazil Notas Do Tesouro Nacional Série F
	100	10.000%—01/01/2021	37
		Brazilian Government International Bond
	$200	2.625%—01/05/2023	184
	87	7.125%—01/20/2037	110
	1	8.250%—01/20/2034	2

			296

			1,073

	TOTAL BRAZIL (Cost $1,362)		1,305

CHILE—2.7%
	CORPORATE BONDS & NOTES—0.3%
		Cencosud SA
	50	4.875%—01/20/2023[1]	51
		Empresa Nacional de Electricidad SA
	4	4.250%—04/15/2024	4

			55

	FOREIGN GOVERNMENT OBLIGATIONS—2.4%
		Corp. Nacional del Cobre de Chile
	200	3.000%—07/17/2022[1]	193
	200	3.875%—11/03/2021	207

			400

	TOTAL CHILE (Cost $448)		455

CHINA—1.7%
	CORPORATE BONDS & NOTES—0.4%
		Tencent Holdings Ltd.
	75	3.375%—03/05/2018[1]	77

	FOREIGN GOVERNMENT OBLIGATIONS—1.3%
		Sinochem Overseas Capital Co. Ltd.
	200	4.500%—11/12/2020[1]	214

	TOTAL CHINA (Cost $290)		291

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

COLOMBIA—4.8%

Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—0.4%
		Ecopetrol SA
	$30	7.625%—07/23/2019	$36
		Emgesa SA ESP
	20,000	8.750%—01/25/2021	11
		Empresas Publicas de Medellin ESP
	32,000	7.625%—09/10/2024[1]	16

			63

	CREDIT-LINKED NOTES—0.6%
		Colombian TES
COL$	200,000	7.000%—05/04/2022[1]	100

	FOREIGN GOVERNMENT OBLIGATIONS—3.8%
		Bogota Distrito Capital
	10,000	9.750%—07/26/2028	6
		Colombia Government Bond
	41,000	4.375%—03/21/2023	18
	240,000	7.750%—04/14/2021	127
	246,000	12.000%—10/22/2015	127

			272

		Colombia Government International Bond
	200	4.000%—02/26/2024	206
	24	8.125%—05/21/2024	32

			238

		Financiera de Desarrollo Territorial SA FINDETER
	19,000	7.875%—08/12/2024[1]	9
		Republic of Colombia
	179,000	9.850%—06/28/2027	112

			637

	TOTAL COLOMBIA (Cost $859)		800

COSTA RICA—1.1%
	(Cost $188)
	FOREIGN GOVERNMENT OBLIGATIONS—1.1%
		Costa Rica Government International Bond
	$200	4.250%—01/26/2023	190

CROATIA—1.3%
	(Cost $208)
	FOREIGN GOVERNMENT OBLIGATIONS—1.3%
		Croatia Government International Bond
	200	6.375%—03/24/2021	220

DOMINICAN REPUBLIC—1.9%
	FOREIGN GOVERNMENT OBLIGATIONS—1.9%
		Dominican Republic International Bond
	112	5.875%—04/18/2024[1]	119
	180	9.040%—01/23/2018	197

	TOTAL DOMINICAN REPUBLIC (Cost $310)		316

EL SALVADOR—0.8%
	FOREIGN GOVERNMENT OBLIGATIONS—0.8%
		El Salvador Government International Bond
	78	7.650%—06/15/2035	85
EL SALVADOR—Continued

Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—Continued
	22	7.750%—01/24/2023	25
	15	8.250%—04/10/2032	18

	TOTAL EL SALVADOR (Cost $116)		128

GHANA—0.1%
	(Cost $19)
	CORPORATE BONDS & NOTES—0.1%
		Tullow Oil plc
	20	6.000%—11/01/2020[1]	19

HONG KONG—0.6%
	(Cost $103)
	CORPORATE BONDS & NOTES—0.6%
		Hutchison Whampoa International 10 Ltd.
	100	6.000%—10/28/2015[4,5]	103

HUNGARY—0.7%
	FOREIGN GOVERNMENT OBLIGATIONS—0.7%
		Hungary Government International Bond
	€8	4.375%—07/04/2017	11
	£2	5.000%—03/30/2016	3
	$34	5.750%—11/22/2023	37
	€12	6.000%—01/11/2019	17
	$48	6.375%—03/29/2021	55

	TOTAL HUNGARY (Cost $113)		123

INDIA—0.3%
	(Cost $51)
	CORPORATE BONDS & NOTES—0.3%
		Bharti Airtel International Netherlands BV
	50	5.125%—03/11/2023[1]	53

INDONESIA—9.0%
	CORPORATE BONDS & NOTES—0.5%
		Indosat Palapa Co. BV
	80	7.375%—07/29/2020	85

	CREDIT-LINKED NOTES—1.9%
		Indonesia Treasury Bond
IDR$	2,200,000	5.625%—05/15/2023[1]	156
	1,900,000	8.250%—07/15/2021	160

			316

	FOREIGN GOVERNMENT OBLIGATIONS—6.6%
		European Bank for Reconstruction & Development MTN[3]
	100,000	7.200%—06/08/2016	8
		Indonesia Government International Bond
	$100	5.875%—03/13/2020	112
	136	6.875%—01/17/2018	154
	187	11.625%—03/04/2019	251

			517

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

INDONESIA—Continued

Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—Continued
		Indonesia Treasury Bond
IDR$	800,000	5.250%—05/15/2018	$61
	806,000	5.625%—05/15/2023	57
	320,000	6.125%—05/15/2028	22
	730,000	6.625%—05/15/2033	51
	230,000	7.000%—05/15/2022-05/15/2027	18
	870,000	7.875%—04/15/2019	72
	100,000	8.250%—06/15/2032	8
	1,133,000	8.375%—03/15/2024-03/15/2034	96
	1,812,000	9.000%—03/15/2029	159
	260,000	11.000%—09/15/2025	26
	10,000	12.800%—06/15/2021	1

			571

		Inter-American Development Bank MTN[3]
	230,000	0.000%—08/20/2015[2]	18

			1,114

	TOTAL INDONESIA (Cost $1,731)		1,515

ISRAEL—0.3%
	CORPORATE BONDS & NOTES—0.3%
		B Communications Ltd.
	$26	7.375%—02/15/2021[1]	28
		Delek & Avner Tamar Bond Ltd.
	7	3.839%—12/30/2018[1]	7
	14	5.082%—12/30/2023[1]	14

			21

	TOTAL ISRAEL (Cost $49)		49

IVORY COAST—0.6%
	(Cost $89)
	FOREIGN GOVERNMENT OBLIGATIONS—0.6%
		Ivory Coast Government International Bond
	100	5.750%—12/31/2032[6]	97

JAMAICA—0.9%
	CORPORATE BONDS & NOTES—0.3%
		Digicel Group Ltd.
	50	7.125%—04/01/2022	50

	FOREIGN GOVERNMENT OBLIGATIONS—0.6%
		Jamaica Government International Bond
	49	7.625%—07/09/2025	53
	36	10.625%—06/20/2017	42

			95

	TOTAL JAMAICA (Cost $146)		145

KAZAKHSTAN—2.2%
	CORPORATE BONDS & NOTES—0.2%
		Zhaikmunai LP Via Zhaikmunai International BV
	30	7.125%—11/13/2019[1]	31

	FOREIGN GOVERNMENT OBLIGATIONS—2.0%
		Intergas Finance BV
	$100	6.375%—05/14/2017	$107
		KazMunayGas National Co. JSC
	10	4.875%—05/07/2025[1]	10
	100	7.000%—05/05/2020	113

			123

		KazMunayGas National Co. JSC MTN[3]
	100	9.125%—07/02/2018[1]	118

			348

	TOTAL KAZAKHSTAN (Cost $375)		379

MACAU—0.1%
	(Cost $20)
	CORPORATE BONDS & NOTES—0.1%
		MCE Finance Ltd.
	20	5.000%—02/15/2021[1]	20

MALAYSIA—4.6%
	FOREIGN GOVERNMENT OBLIGATIONS—4.6%
		Malaysia Government Bond
MYR$	30	3.197%—10/15/2015	9
	1,030	3.314%—10/31/2017	311
	80	3.394%—03/15/2017	24
	240	3.418%—08/15/2022	71
	250	3.480%—03/15/2023	74
	220	3.492%—03/31/2020	67
	40	3.580%—09/28/2018	12
	160	3.654%—10/31/2019	49
	80	3.844%—04/15/2033	23
	40	3.889%—07/31/2020	12
	130	4.048%—09/30/2021	40
	180	4.181%—07/15/2024	56
	30	4.262%—09/15/2016	9
	40	4.392%—04/15/2026	13

	TOTAL MALAYSIA (Cost $811)		770

MEXICO—9.3%
	CORPORATE BONDS & NOTES—0.8%
		Cemex SAB de CV
	$125	9.500%—06/15/2018[1]	139

	FOREIGN GOVERNMENT OBLIGATIONS—8.5%
		Mexican Bonos
MEX$	434	5.000%—06/15/2017	33
	420	6.000%—06/18/2015	32
	488	6.250%—06/16/2016	38
	2,576	6.500%—06/10/2021-06/09/2022	201
	1,385	7.250%—12/15/2016	110
	1,472	7.750%—12/14/2017-05/29/2031	121
	3,712	8.000%—06/11/2020-12/07/2023	315
	602	8.500%—12/13/2018-05/31/2029	52
	884	9.500%—12/18/2014	66
	303	10.000%—12/05/2024	29

			997

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

MEXICO—Continued

Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—Continued
		Mexican Udibonos
MEX$	276	2.000%—06/09/2022[7]	$20
	1,071	4.500%—11/22/2035[7]	95

			115

		Mexico Government International Bond MTN[3]
	$14	3.625%—03/15/2022	15
	70	4.000%—10/02/2023	73
	66	4.750%—03/08/2044	67
	42	5.550%—01/21/2045	48
	62	6.050%—01/11/2040	75

			278

		Petroleos Mexicanos
	23	4.250%—01/15/2025[1]	23
MEX$	30	7.650%—11/24/2021[1]	3

			26

			1,416

	TOTAL MEXICO (Cost $1,555)		1,555

MOROCCO—0.2%
	CORPORATE BONDS & NOTES—0.2%
		OCP SA
	$22	5.625%—04/25/2024[1]	23
	4	6.875%—04/25/2044[1]	4

	TOTAL MOROCCO (Cost $26)		27

PANAMA—1.1%
	FOREIGN GOVERNMENT OBLIGATIONS—1.1%
		Panama Government International Bond
	19	6.700%—01/26/2036	24
	70	8.125%—04/28/2034	96
	24	8.875%—09/30/2027	34
	18	9.375%—04/01/2029	27

	TOTAL PANAMA (Cost $183)		181

PERU—1.2%
	CORPORATE BONDS & NOTES—0.0%
		Volcan Cia Minera SAA
	4	5.375%—02/02/2022[1]	4

	FOREIGN GOVERNMENT OBLIGATIONS—1.2%
		Peruvian Government International Bond
	131	8.750%—11/21/2033	201

	TOTAL PERU (Cost $190)		205

PHILIPPINES—2.0%
	FOREIGN GOVERNMENT OBLIGATIONS—2.0%
		Philippine Government International Bond
	100	7.750%—01/14/2031	142
	94	9.500%—02/02/2030	151
	29	9.875%—01/15/2019	38

	TOTAL PHILIPPINES (Cost $335)		331

POLAND—2.4%

Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—2.4%
		Poland Government Bond
PLN$	190	2.500%—07/25/2018	57
	104	2.750%—08/25/2023[7]	35
	435	3.000%—08/24/2016[7]	134
	53	3.250%—07/25/2025	17
	350	3.750%—04/25/2018	110
	50	4.750%—04/25/2017	16
	100	5.000%—04/25/2016	31

	TOTAL POLAND (Cost $417)		400

QATAR—0.3%
	(Cost $50)
	CORPORATE BONDS & NOTES—0.3%
		Qtel International Finance Ltd.
	$47	4.750%—02/16/2021[1]	51

ROMANIA—0.7%
	FOREIGN GOVERNMENT OBLIGATIONS—0.7%
		Romanian Government International Bond MTN[3]
	24	4.375%—08/22/2023	25
	12	4.875%—01/22/2024[1]	13
	70	6.750%—02/07/2022	84

	TOTAL ROMANIA (Cost $115)		122

RUSSIA—8.2%
	CORPORATE BONDS & NOTES—0.4%
		ALFA Bank OJSC Via ALFA Bond Issuance plc
	40	7.500%—09/26/2019[1]	40
		Vimpel Communications Via Vip Finance Ireland Ltd. OJSC
	27	7.748%—02/02/2021[1]	27

			67

	FOREIGN GOVERNMENT OBLIGATIONS—7.8%
		Russian Federal Bond—OFZ
RUS$	600	6.200%—01/31/2018	13
	1,400	6.400%—05/27/2020	28
	1,179	6.700%—05/15/2019	24
	1,550	6.800%—12/11/2019	32
	1,320	7.000%—11/24/2021[6]	26
	13,770	7.000%—01/25/2023-08/16/2023	270
	5,187	7.050%—01/19/2028	97
	160	7.400%—04/19/2017	4
	1,220	7.500%—03/15/2018-02/27/2019	26
	11,295	7.600%—04/14/2021-07/20/2022	232
	2,880	8.150%—02/03/2027	59

			811

		Russian Foreign Bond—Eurobond
	$403	7.500%—03/31/2030[6]	458
	24	12.750%—06/24/2028	40

			498

			1,309

	TOTAL RUSSIA (Cost $1,698)		1,376

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

SAUDI ARABIA—0.1%

Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—0.1%
		Saudi Electricity Global Sukuk Co. 3
	$7	4.000%—04/08/2024[1]	$8
	4	5.500%—04/08/2044[1]	4

	TOTAL SAUDI ARABIA (Cost $11)		12

SINGAPORE—0.0%
	(Cost $3)
	CORPORATE BONDS & NOTES—0.0%
		Oversea-Chinese Banking Corp. Ltd. MTN[3]
	3	4.000%—10/15/2024[1,4]	3

SOUTH AFRICA—5.0%
	FOREIGN GOVERNMENT OBLIGATIONS—5.0%
		South Africa Government Bond
ZAR$	1,595	6.250%—03/31/2036	113
	890	6.500%—02/28/2041	63
	1,250	6.750%—03/31/2021	109
	720	7.000%—02/28/2031	58
	630	7.250%—01/15/2020	57
	675	8.000%—12/21/2018	63
	1,340	8.750%—01/31/2044-02/28/2048	122

			585

		South Africa Government International Bond
	$225	5.500%—03/09/2020	247

	TOTAL SOUTH AFRICA (Cost $870)		832

SOUTH KOREA—0.0%
	(Cost $7)
	CORPORATE BONDS & NOTES—0.0%
		Korea National Oil Corp.
	7	3.250%—07/10/2024[1]	7

THAILAND—2.7%
	CORPORATE BONDS & NOTES—0.2%
		PTT Exploration & Production PCL
	30	4.875%—06/18/2019[1,4,5]	31
		PTTEP Canada International Finance Ltd. MTN[3]
	7	5.692%—04/05/2021	8

			39

	FOREIGN GOVERNMENT OBLIGATIONS—2.5%
		Thailand Government Bond
THD$	3,311	1.200%—07/14/2021[7]	98
	980	3.250%—06/16/2017	31
	1,230	3.580%—12/17/2027	38
	3,470	3.625%—05/22/2015-06/16/2023	110
	630	3.650%—12/17/2021	20
	3,610	3.875%—06/13/2019	117

			414

	TOTAL THAILAND (Cost $465)		453

TURKEY—8.0%

Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—0.3%
		Turk Telekomunikasyon AS
	$52	4.875%—06/19/2024[1]	52

	FOREIGN GOVERNMENT OBLIGATIONS—7.7%
		Turkey Government Bond
TRD$	30	6.300%—02/14/2018	13
	280	7.100%—03/08/2023	115
	235	8.200%—07/13/2016	105
	10	8.300%—10/07/2015	4
	160	8.500%—09/14/2022	72
	50	8.800%—11/14/2018	23
	435	9.000%—01/27/2016	197
	280	9.500%—01/12/2022	133
	260	10.400%—03/27/2019-03/20/2024	127
	155	10.500%—01/15/2020	76
	60	10.700%—02/24/2016	28

			893

		Turkey Government International Bond
	$105	6.750%—04/03/2018	118
	23	7.000%—06/05/2020	27
	210	7.375%—02/05/2025	259

			404

			1,297

	TOTAL TURKEY (Cost $1,453)		1,349

UKRAINE—1.2%
	FOREIGN GOVERNMENT OBLIGATIONS—1.2%
		Ukraine Government International Bond
	125	6.580%—11/21/2016	110
	100	6.875%—09/23/2015	92

	TOTAL UKRAINE (Cost $219)		202

UNITED ARAB EMIRATES—0.5%
	(Cost $71)
	CORPORATE BONDS & NOTES—0.5%
		Dubai Holding Commercial Operations Ltd. MTN[3]
	£50	6.000%—02/01/2017	82

URUGUAY—1.7%
	FOREIGN GOVERNMENT OBLIGATIONS—1.7%
		Uruguay Government International Bond
	$127	4.500%—08/14/2024	134
	153	5.100%—06/18/2050	153

	TOTAL URUGUAY (Cost $284)		287

VENEZUELA—5.1%
	FOREIGN GOVERNMENT OBLIGATIONS—5.1%
		Petroleos de Venezuela SA
	143	5.250%—04/12/2017	97
	229	6.000%—05/16/2024-11/15/2026	117
	382	8.500%—11/02/2017	289
	56	9.000%—11/17/2021	35
	25	9.750%—05/17/2035	15

			553

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

VENEZUELA—Continued

Principal Amount (000s)		Value (000s)
FOREIGN GOVERNMENT OBLIGATIONS—Continued
	Venezuela Government International Bond
$134	5.750%—02/26/2016	$114
78	7.750%—10/13/2019	51
17	9.000%—05/07/2023	11
13	11.750%—10/21/2026	9
151	11.950%—08/05/2031	111

		296

TOTAL VENEZUELA (Cost $988)		849

SHORT-TERM INVESTMENTS—3.0%
(Cost $496)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
496	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $508)	496

TOTAL INVESTMENTS—97.5% (Cost $17,286)		16,348

CASH AND OTHER ASSETS, LESS LIABILITIES—2.5%		417

TOTAL NET ASSETS—100.0%		$16,765

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2014

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Morgan Stanley Capital Services Inc.	$190	$196	11/04/2014	$(6)
Brazilian Real (Sell)	Morgan Stanley Capital Services Inc.	160	156	11/04/2014	(4)
Brazilian Real (Sell)	Morgan Stanley Capital Services Inc.	31	31	11/04/2014	—
Brazilian Real (Sell)	Morgan Stanley Capital Services Inc.	81	83	12/02/2014	2
British Pound Sterling (Sell)	Morgan Stanley Capital Services Inc.	89	90	11/28/2014	1
Chilean Peso (Buy)	Morgan Stanley Capital Services Inc.	49	47	12/11/2014	2
Colombian Peso (Buy)	Morgan Stanley Capital Services Inc.	74	79	11/26/2014	(5)
Colombian Peso (Buy)	Morgan Stanley Capital Services Inc.	24	24	01/09/2015	—
Euro Currency (Sell)	Morgan Stanley Capital Services Inc.	29	29	11/28/2014	—
Malaysian Ringgit (Buy)	Morgan Stanley Capital Services Inc.	105	105	01/12/2015	—
Nigerian Naira (Buy)	Morgan Stanley Capital Services Inc.	79	79	11/06/2014	—
Thai Baht (Buy)	Morgan Stanley Capital Services Inc.	79	79	01/16/2015	—

Total Forward Currency Contracts					$(10)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Corporate Bonds & Notes
Argentina	$—	$8	$—	$8
Brazil	—	232	—	232
Chile	—	55	—	55
China	—	77	—	77
Colombia	—	63	—	63
Ghana	—	19	—	19
Hong Kong	—	103	—	103
India	—	53	—	53
Indonesia	—	85	—	85
Israel	—	49	—	49
Jamaica	—	50	—	50
Kazakhstan	—	31	—	31
Macau	—	20	—	20
Mexico	—	139	—	139
Morocco	—	27	—	27
Peru	—	4	—	4
Qatar	—	51	—	51
Russia	—	67	—	67
Saudi Arabia	—	12	—	12
Singapore	—	3	—	3

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
South Korea	$—	$7	$—	$7
Thailand	—	39	—	39
Turkey	—	52	—	52
United Arab Emirates	—	82	—	82
Credit-Linked Notes
Colombia	—	100	—	100
Indonesia	—	316	—	316
Foreign Government Obligations
Argentina	—	517	25	542
Brazil	—	1,073	—	1,073
Chile	—	400	—	400
China	—	214	—	214
Colombia	—	637	—	637
Costa Rica	—	190	—	190
Croatia	—	220	—	220
Dominican Republic	—	316	—	316
El Salvador	—	128	—	128
Hungary	—	123	—	123
Indonesia	—	1,114	—	1,114
Ivory Coast	—	97	—	97
Jamaica	—	95	—	95
Kazakhstan	—	348	—	348
Malaysia	—	770	—	770
Mexico	—	1,416	—	1,416
Panama	—	181	—	181
Peru	—	201	—	201
Philippines	—	331	—	331
Poland	—	400	—	400
Romania	—	122	—	122
Russia	—	1,309	—	1,309
South Africa	—	832	—	832
Thailand	—	414	—	414
Turkey	—	1,297	—	1,297
Ukraine	—	202	—	202
Uruguay	—	287	—	287
Venezuela	—	849	—	849
Short-Term Investments
Repurchase Agreements	—	496	—	496

Total Investments in Securities	$—	$16,323	$25	$16,348

Financial Derivative Instruments - Assets
Forward Currency Contracts	$—	$5	$—	$5

Total Financial Derivative Instruments - Assets	$—	$5	$—	$5

Liability Category
Financial Derivative Instruments-Liabilities
Forward Currency Contracts	$—	$(15)	$—	$(15)

Total Financial Derivative Instruments - Liabilities	$—	$(15)	$—	$(15)

Total Investments	$—	$16,313	$25	$16,338

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2014.

Valuation Description	Balance Beginning at 11/01/2013 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2014[w] (000s)
Foreign Government Obligations	$—	$27	$—	$—	$—	$(2)	$—	$—	$25

There were no transfers between levels during the year.

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 10/31/2014 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Foreign Government Obligations
Argentine Republic Government International Bond 0.000%*-03/31/2023	$25	Market Approach	Broker Quote	$113.00

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Security in Default.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2014, the aggregate value of these securities was $1,841 or 11% of net assets.

2	Zero coupon bond.

3	MTN after the name of a security stands for Medium Term Note.

4	Variable rate security, the stated rate represents the rate in effect at October 31, 2014.

5	Perpetuity bond, the maturity date represents the next callable date.

6	Step coupon security, the stated rate represents the rate in effect at October 31, 2014.

7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2014 (000s)
Foreign Government Obligations	$(2)

x	Fair valued in accordance with Harbor Funds Valuation Procedures using a single-sourced broker quote, which is a Level 3 input.

R$	Brazilian Real.

£	British Pound.

COL$	Colombian Peso.

€	Euro.

IDR$	Indonesian Rupiah.

MYR$	Malaysian Ringgit.

MEX$	Mexican Peso.

PLN$	Polish Zloty.

RUS$	Russian Ruble.

ZAR$	South African Rand.

THD$	Thai Baht.

TRD$	Turkish Lira.

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital Management, Inc.

461 Fifth Avenue 22nd Floor New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Eric Dobbin

Since 2012

Mark Flanagan, CFA, CPA

Since 2002

Justin W. Slatky

Since 2012

Steven N. Schweitzer

Since 2012

Shenkman Capital has subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE CHARACTERISTICS

High-yield bonds

Mark Shenkman

Eric Dobbin

Mark Flanagan

Justin W. Slatky

Steven N. Schweitzer

Management’s Discussion of Fund Performance

MARKET REVIEW

The high-yield market enjoyed relatively solid performance for the 12 months ended October 31, 2014, although there were periods of volatility late in the fiscal year that served as a wake-up call to investors. Key drivers supporting the fixed income markets were an accommodative Federal Reserve, which only gradually tapered down its quantitative easing policy, a benign U.S. Treasury bond market that saw 10-year note yields decline from 3.03% (as of January 1, 2014) to 2.34% (as of October 31, 2014), and solid non-inflationary GDP growth in the 2%-3% range. While there were some macroeconomic concerns related to increased global tensions and an elevated risk that Europe could relapse into recession, North American equity and debt markets at the end of October were near their strongest levels of the year.

Key factors supporting the rally in high-yield included solid underlying fundamentals at non-investment-grade companies. The growing economy provided firm aggregate demand that enabled the companies we follow to generate solid cash flows for use of paying down debt or growing their infrastructure. Across the overall high-yield market, leverage levels remained manageable and the number of over-leveraged companies at financial risk remained low, thus leading to low overall default rates. The new-issue segment of the market remained attractive as most of what was issued consisted of refinancing bonds or solid double-B and single-B issuers. Technical trends in cash flows remained positive.

Relative-value measures of the high-yield market remained attractive throughout the period and ended October with the Credit Suisse High Yield Index at a spread of 480 basis points, or 4.80 percentage points, over like-duration Treasurys; this was 44 basis points wider than 12 months earlier. The market yield-to-worst (the most conservative measure of potential yield) was 5.85% at the end of October, which also represented a sizable increase in incremental yield over investment-grade and mortgage-backed bonds. One significant development during the year was a change in the relative performance of the riskiest bonds, those rated triple-C. While over the previous several years lower-rated bonds performed better than those of higher quality, starting this past summer the better-quality paper meaningfully outperformed triple-C-rated debt.

PERFORMANCE

Harbor High-Yield Bond Fund returned 5.10% (Institutional Class), 4.82% (Administrative Class), and 4.70% (Investor Class) for the 12 months ended October 31, 2014, compared with the 5.85% return of the BofA Merrill Lynch U.S. High Yield Index. The biggest factor restraining Fund performance was a strategic underweighting of longer-duration securities and fallen angel bonds (those that have been downgraded from investment-grade quality), which benefited from the rally in Treasury bonds over the last year. For example, bonds with duration over 10 years returned 19.66% in fiscal 2014, well ahead of 5.49% return of the core 4-6 year duration segment of the high-yield market.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
T-Mobile USA Inc.	1.3%
Cablevision Systems Corp.	1.2%
Murray Energy Corp.	1.2%
Cequel Communications Holdings I LLC	1.1%
Level 3 Financing Inc.	1.1%
NRG Energy Inc.	1.1%
Sinclair Television Group Inc.	1.1%
Tronox Finance LLC	1.1%
Reynolds Group Issuer Inc.	1.0%
Tenet Healthcare Corp.	1.0%

Significantly aiding relative and absolute returns were the Fund’s underweighting of lower-rated securities, which generally underperformed. For comparison, double-B rated bonds, at the high end of the high-yield market, returned approximately 360 basis points more than triple-C rated bonds during the fiscal year. While the Fund has historically had a higher-quality strategy than the general market, our bottom-up research approach has continued to find what we believe are attractive opportunities in mispriced risk across all credit-rating levels of the high-yield market.

From an industry perspective, the Fund’s positioning in the Oil & Gas sector of the market and a below-index weighting in the Finance/Banking sector held back returns. The biggest positive contributors came from avoiding pitfalls in Coal and Gaming bonds (especially those issued by Caesars Entertainment) and holding major positions in the Cable industry.

OUTLOOK AND STRATEGY

Looking forward, we have put into place a market underweight on Oil & Gas bonds, an overweight in the Health Care space, and we remain significantly underweight in the Banking sector. One emerging trend we are tracking has been the weakness of the consumer, and the impact that a consumer-spending pullback is having on certain retailers and manufacturers. As we monitor this trend, specific sell and avoid recommendations are being developed and implemented.

Our view is that the strength of the U.S. economy, combined with a dovish Federal Reserve, should position the high-yield market for continued progress. Recent economic data support the view that the Federal Reserve will likely not lift interest rates until late 2015 or beyond, in our view. We think the high-yield market looks even better positioned when taking into consideration low default rates, solid new-issuance quality, and the relative attractiveness of high-yield returns versus other fixed income alternatives. The biggest risks to another solid year of returns for the high-yield market, in our view, would be an unexpectedly large increase in Treasury bond yields or a material slowing in the growth of the economy, which we do not foresee.

We believe the Fund is well diversified, with investments in 205 issuers across 32 industries. The top 10 positions as of October 31 represented less than 13% of the overall portfolio. The Fund’s yield-to-worst was 5.73% and we maintained a below-market weighting in the lower-rated segments. We anticipate increasing positions in the Utilities and Chemicals spaces, and are generally looking for companies that are increasing operating cash flows and also those companies where managements are driving their balance sheets towards higher ratings.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$1,707,788

ADMINISTRATIVE CLASS

Fund #	2224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	0.89%[a]

Total Net Assets (000s)	$4,773

INVESTOR CLASS

Fund #	2424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.01%[a]

Total Net Assets (000s)	$100,194

a	Reflective of a contractual fee waiver effective through February 28, 2015.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	6.65%	6.98%

Yield to Maturity	6.28%	6.30%

Current 30-Day Yield (Institutional Class)	5.18%	N/A

Weighted Average Maturity	6.60 years	6.58 years

Weighted Average Duration	3.60 years	3.95 years

Beta vs. BofA Merrill Lynch U.S. High Yield Index	1.02	1.00

Portfolio Turnover (Year Ended 10/31/2014)	48%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	3.29%

>1 to 5	15.65%

>5 to 10	79.13%

>10 to 15	1.93%

>15 to 20	0.00%

>20 to 25	0.00%

>25 yrs.	0.00%

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch U.S. High Yield and BofA Merrill Lynch U.S. Non-Distressed High Yield Indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor High-Yield Bond Fund
Institutional Class	5.10%	8.32%	6.74%	12/01/2002	$19,193
Comparative Indices
BofA Merrill Lynch U.S. High Yield	5.85%	10.26%	8.12%	—	$21,839
BofA Merrill Lynch U.S. Non-Distressed High Yield	6.27%	9.84%	7.06%	—	$19,778

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch U.S. High Yield and BofA Merrill Lynch U.S. Non-Distressed High Yield Indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor High-Yield Bond Fund
Administrative Class	4.82%	8.06%	6.49%	12/01/2002	$18,753
Investor Class	4.70%	7.95%	6.33%	12/01/2002	$18,482
Comparative Indices
BofA Merrill Lynch U.S. High Yield	5.85%	10.26%	8.12%	—	$21,839
BofA Merrill Lynch U.S. Non-Distressed High Yield	6.27%	9.84%	7.06%	—	$19,778

As stated in the Fund’s current prospectus, the expense ratios were 0.64% (Net) and 0.68% (Gross) (Institutional Class); 0.89% (Net) and 0.93% (Gross) (Administrative Class); and 1.01% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 4.7%)

BANK LOAN OBLIGATIONS—3.6%
Principal Amount (000s)		Value (000s)

AEROSPACE & DEFENSE—0.5%
	Sequa Corp. Term Loan
$9,949	5.250%—06/19/2017[1]	$9,508

CHEMICALS—0.5%
	Solenis International LP Second-Lien Term Loan
5,000	7.750%—07/31/2022[1]	4,925
	Styrolution Group GmbH USD Term Loan B
4,325	1.000%—10/02/2019[1,2]	4,296

		9,221

COMMERCIAL SERVICES & SUPPLIES—0.3%
	Brand Energy & Infrastructure Services Inc. Term Loan
6,203	4.750%—11/26/2020[1]	6,180

CONTAINERS & PACKAGING—0.3%
	Mauser U.S. Holdings Inc. Second-Lien Term Loan
6,000	8.250%—07/31/2022[1]	5,903

FOOD & STAPLES RETAILING—0.2%
	BJ’s Wholesale Club Inc. Second-Lien Term Loan
3,450	8.500%—03/31/2020[1]	3,460

HOTELS, RESTAURANTS & LEISURE—0.1%
	Peninsula Gaming LLC Term Loan B
1,156	4.250%—11/20/2017[1,2]	1,155

MACHINERY—0.3%
	Neff Rental LLC Second-Lien Term Loan
5,000	6.250%—06/09/2021[1]	5,031

MEDIA—0.9%
	IMG Worldwide Holdings LLC Term Loan B
15,741	5.250%—05/06/2021[1]	15,528

MULTILINE RETAIL—0.2%
	Savers Inc. Term Loan
3,421	5.000%—10/03/2019[1]	3,407

OIL, GAS & CONSUMABLE FUELS—0.3%
	Seadrill Operating LP Term Loan
2,563	4.000%—02/21/2021[1,2]	2,433
	TGGT Holdings LLC Term Loan A
2,647	6.500%—11/15/2018[1]	2,614

		5,047

TOTAL BANK LOAN OBLIGATIONS (Cost $64,878)		64,440

CORPORATE BONDS & NOTES—91.7%
AEROSPACE & DEFENSE—2.0%
	Bombardier Inc.
5,000	6.000%—10/15/2022[3]	5,141
10,000	6.125%—01/15/2023[3]	10,325

		15,466

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

AEROSPACE & DEFENSE—Continued
	Kratos Defense & Security Solutions Inc.
$3,500	7.000%—05/15/2019	$3,447
	Sequa Corp.
5,750	7.000%—12/15/2017[3]	4,916
	Spirit AeroSystems Inc.
4,000	6.750%—12/15/2020	4,260
	TransDigm Inc.
8,000	6.500%—07/15/2024	8,280

		36,369

AUTO COMPONENTS—2.3%
	Affinia Group Inc.
3,300	7.750%—05/01/2021	3,358
	Allison Transmission Inc.
8,650	7.125%—05/15/2019[3]	9,137
	American Axle & Manufacturing Inc.
5,000	6.625%—10/15/2022	5,362
	Goodyear Tire & Rubber Co.
7,950	6.500%—03/01/2021	8,546
4,500	7.000%—05/15/2022	4,916

		13,462

	LKQ Corp.
5,150	4.750%—05/15/2023	5,003
	Tenneco Inc.
5,705	6.875%—12/15/2020	6,104

		42,426

AUTOMOBILES—0.4%
	Chrysler Group LLC
5,000	8.250%—06/15/2021	5,612
	Jaguar Land Rover Automotive plc
1,500	5.625%—02/01/2023[3]	1,566

		7,178

BANKS—0.3%
	CIT Group Inc.
5,000	5.500%—02/15/2019[3]	5,350

BEVERAGES—0.4%
	Crestview DS Merger Sub II Inc.
5,900	10.000%—09/01/2021	6,549

BUILDING PRODUCTS—2.5%
	Building Materials Corp. of America
3,000	5.375%—11/15/2024[3]	3,022
	CPG Merger Sub LLC
5,500	8.000%—10/01/2021[3]	5,665
	Griffon Corp.
10,000	5.250%—03/01/2022	9,663
	Hillman Group Inc.
7,500	6.375%—07/15/2022[3]	7,331
	Nortek Inc.
7,525	8.500%—04/15/2021	8,127
	RSI Home Products Inc.
5,275	6.875%—03/01/2018[3]	5,539
	Summit Materials LLC
4,650	10.500%—01/31/2020	5,220

		44,567

CAPITAL MARKETS—0.4%
	Walter Investment Management Corp.
8,000	7.875%—12/15/2021[3]	7,560

CHEMICALS—2.5%
	Consolidated Energy Finance SA
6,750	6.750%—10/15/2019[3]	6,902
	Eagle Spinco Inc.
2,000	4.625%—02/15/2021	1,947
	INEOS Group Holdings SA
5,000	6.125%—08/15/2018[3]	5,062
	Polymer Group Inc.
8,500	6.875%—06/01/2019[3]	8,426
	PQ Corp.
2,850	8.750%—05/01/2018[3]	3,032
	Tronox Finance LLC
20,000	6.375%—08/15/2020	20,650

		46,019

COMMERCIAL SERVICES & SUPPLIES—5.4%
	ADT Corp.
4,000	6.250%—10/15/2021	4,210
	Brand Energy & Infrastructure Services Inc.
7,200	8.500%—12/01/2021[3]	7,209
	Casella Waste Systems Inc.
1,500	7.750%—02/15/2019	1,537
	Clean Harbors Inc.
4,500	5.125%—06/01/2021	4,601
	Covanta Holding Corp.
1,700	5.875%—03/01/2024	1,764
6,900	6.375%—10/01/2022	7,383

		9,147

	Garda World Security Corp.
5,000	7.250%—11/15/2021[3]	5,000
	Hertz Corp.
2,000	5.875%—10/15/2020	2,025
4,250	6.250%—10/15/2022	4,356
650	6.750%—04/15/2019	681
1,500	7.375%—01/15/2021	1,594

		8,656

	Iron Mountain Inc.
10,000	5.750%—08/15/2024	10,250
	Quad/Graphics Inc.
5,000	7.000%—05/01/2022[3]	4,825
	Safway Group Holding LLC
10,250	7.000%—05/15/2018[3]	10,634
	Time Inc.
8,750	5.750%—04/15/2022[3]	8,575
	United Rentals North America Inc.
5,000	7.625%—04/15/2022	5,600
4,550	8.250%—02/01/2021	4,982

		10,582

	West Corp.
12,200	5.375%—07/15/2022[3]	11,865

		97,091

COMMUNICATIONS EQUIPMENT—0.5%
	CommScope Holding Co. Inc.
5,000	6.625%—06/01/2020[3]	5,287

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

COMMUNICATIONS EQUIPMENT—Continued
	Syniverse Holdings Inc.
$4,150	9.125%—01/15/2019	$4,368

		9,655

CONSTRUCTION & ENGINEERING—0.3%
	AECOM Technology Corp.
4,500	5.875%—10/15/2024[3]	4,770

CONSUMER FINANCE—0.4%
	TransUnion Holding Co.
6,450	9.625%—06/15/2018	6,676

CONTAINERS & PACKAGING—3.0%
	Berry Plastics Corp.
11,400	5.500%—05/15/2022	11,457
	Plastipak Holdings Inc.
6,000	6.500%—10/01/2021[3]	6,210
	Resolute Forest Products Inc.
8,500	5.875%—05/15/2023	8,181
	Reynolds Group Issuer Inc.
15,000	5.750%—10/15/2020	15,675
2,500	9.000%—04/15/2019	2,625

		18,300

	Signode Industrial Group Lux SA
6,000	6.375%—05/01/2022[3]	5,835
	Silgan Holdings Inc.
3,500	5.000%—04/01/2020	3,587
1,500	5.500%—02/01/2022	1,564

		5,151

		55,134

DIVERSIFIED CONSUMER SERVICES—0.3%
	Service Corp. International
5,000	5.375%—05/15/2024	5,175

DIVERSIFIED TELECOMMUNICATION SERVICES—3.6%
	CenturyLink Inc.
6,150	5.625%—04/01/2020	6,542
4,000	5.800%—03/15/2022	4,260

		10,802

	Cincinnati Bell Inc.
3,600	8.750%—03/15/2018	3,731
	Frontier Communications Corp.
9,000	7.125%—01/15/2023	9,630
4,400	7.625%—04/15/2024	4,752

		14,382

	Level 3 Financing Inc.
1,100	6.125%—01/15/2021[3]	1,158
3,000	7.000%—06/01/2020	3,218
13,500	8.125%—07/01/2019	14,512

		18,888

	Qwest Capital Funding Inc.
3,580	6.500%—11/15/2018	3,983
	Windstream Corp.
9,000	7.750%—10/15/2020	9,630
3,000	8.125%—09/01/2018	3,130

		12,760

		64,546

ELECTRIC UTILITIES—0.7%
	RJS Power Holdings LLC
13,250	5.125%—07/15/2019[3]	13,250

ELECTRICAL EQUIPMENT—0.3%
	Belden Inc.
5,000	5.500%—09/01/2022[3]	5,113

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
	Anixter Inc.
5,800	5.125%—10/01/2021	5,915
	Sensata Technologies BV
3,500	5.625%—11/01/2024[3]	3,701
4,000	6.500%—05/15/2019[3]	4,205

		7,906

		13,821

ENERGY EQUIPMENT & SERVICES—3.3%
	CGG SA
5,100	6.500%—06/01/2021	4,105
5,950	6.875%—01/15/2022[3]	4,790

		8,895

	Exterran Holdings Inc.
2,550	7.250%—12/01/2018	2,633
	Exterran Partners LP
1,000	6.000%—04/01/2021	970
5,000	6.000%—10/01/2022[3]	4,825

		5,795

	Gulfmark Offshore Inc.
10,050	6.375%—03/15/2022	9,196
	Hornbeck Offshore Services Inc.
5,550	5.000%—03/01/2021	4,967
3,950	5.875%—04/01/2020	3,733

		8,700

	Key Energy Services Inc.
10,250	6.750%—03/01/2021	9,174
	North Atlantic Drilling Ltd.
15,000	6.250%—02/01/2019[3]	12,525
	Precision Drilling Corp.
2,350	6.625%—11/15/2020	2,432

		59,350

FOOD & STAPLES RETAILING—0.7%
	Alphabet Holding Co. Inc.
6,700	7.750%—11/01/2017	6,508
	Bi-Lo LLC
7,300	8.625%—09/15/2018[3]	6,588

		13,096

FOOD PRODUCTS—1.1%
	Darling Ingredients Inc.
1,800	5.375%—01/15/2022	1,811
	Dole Food Co. Inc.
7,350	7.250%—05/01/2019[3]	7,415
	Post Holdings Inc.
12,000	6.000%—12/15/2022[3]	11,610

		20,836

HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
	Biomet Inc.
12,000	6.500%—08/01/2020-10/01/2020	12,782

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE EQUIPMENT & SUPPLIES—Continued
	Capsugel SA
$8,000	7.000%—05/15/2019[3]	$8,150
	Mallinckrodt International Finance SA
2,000	4.750%—04/15/2023	1,925
5,000	5.750%—08/01/2022[3]	5,244

		7,169

		28,101

HEALTH CARE PROVIDERS & SERVICES—4.1%
	Community Health Systems Inc.
7,400	6.875%—02/01/2022	8,001
2,000	8.000%—11/15/2019	2,165

		10,166

	DaVita HealthCare Partners Inc.
5,800	5.750%—08/15/2022	6,170
	Envision Healthcare Corp.
6,000	5.125%—07/01/2022[3]	6,090
	HCA Holdings Inc.
3,350	6.250%—02/15/2021	3,614
4,250	7.750%—05/15/2021	4,590

		8,204

	HCA Inc.
10,600	5.875%—03/15/2022	11,660
3,500	7.500%—02/15/2022	4,073

		15,733

	MPH Acquisition Holdings LLC
10,000	6.625%—04/01/2022[3]	10,487
	Tenet Healthcare Corp.
5,600	5.000%—03/01/2019[3]	5,621
3,250	6.000%—10/01/2020	3,502
8,000	8.000%—08/01/2020	8,540

		17,663

		74,513

HEALTH CARE TECHNOLOGY—0.1%
	MedAssets Inc.
2,200	8.000%—11/15/2018	2,294

HOTELS, RESTAURANTS & LEISURE—3.7%
	Burger King Worldwide Inc.
12,500	6.000%—04/01/2022[3]	12,734
	Felcor Lodging LP
5,650	5.625%—03/01/2023	5,664
7,375	6.750%—06/01/2019	7,707

		13,371

	Isle of Capri Casinos Inc.
2,550	5.875%—03/15/2021	2,626
3,250	7.750%—03/15/2019	3,429
5,600	8.875%—06/15/2020	6,020

		12,075

	Peninsula Gaming LLC
5,000	8.375%—02/15/2018[3]	5,300
	Pinnacle Entertainment Inc.
5,000	7.500%—04/15/2021	5,363
7,050	8.750%—05/15/2020	7,526

		12,889

	RHP Hotel Properties LP
3,250	5.000%—04/15/2021	3,250

HOTELS, RESTAURANTS & LEISURE—Continued
	Scientific Games International Inc.
2,150	6.250%—09/01/2020	1,731
3,700	6.625%—05/15/2021[3]	2,955

		4,686

	Station Casinos LLC
3,450	7.500%—03/01/2021	3,623

		67,928

HOUSEHOLD DURABLES—1.8%
	ACCO Brands Corp.
6,200	6.750%—04/30/2020	6,619
	First Quality Finance Co. Inc.
11,000	4.625%—05/15/2021[3]	10,230
	Prestige Brands Inc.
2,750	8.125%—02/01/2020	2,956
	Spectrum Brands Inc.
2,350	6.375%—11/15/2020	2,503
7,000	6.625%—11/15/2022	7,542
2,750	6.750%—03/15/2020	2,915

		12,960

		32,765

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.9%
	Calpine Corp.
5,800	5.375%—01/15/2023	5,865
10,000	5.750%—01/15/2025	10,138

		16,003

	Dynegy Finance I Inc. / Dynegy Finance II Inc.
7,050	6.750%—11/01/2019[3]	7,306
9,200	7.375%—11/01/2022[3]	9,740

		17,046

	NRG Energy Inc.
2,750	6.250%—07/15/2022	2,888
15,500	6.250%—05/01/2024[3]	16,081

		18,969

		52,018

INDUSTRIAL CONGLOMERATES—0.8%
	Gardner Denver Inc.
6,800	6.875%—08/15/2021[3]	7,123
	Gates Global LLC
7,000	6.000%—07/15/2022[3]	6,825

		13,948

INTERNET SOFTWARE & SERVICES—0.2%
	CyrusOne LP
3,000	6.375%—11/15/2022	3,173

IT SERVICES—2.1%
	Alliance Data Systems Corp.
5,000	5.250%—12/01/2017[3]	5,175
11,400	6.375%—04/01/2020[3]	12,027

		17,202

	SunGard Data Systems Inc.
7,250	6.625%—11/01/2019	7,540
4,025	7.625%—11/15/2020	4,312

		11,852

	WEX Inc.
8,925	4.750%—02/01/2023[3]	8,545

		37,599

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

LEISURE PRODUCTS—0.3%
	Cedar Fair LP
$5,000	5.250%—03/15/2021	$5,050

MACHINERY—1.0%
	Jurassic Holdings III Inc.
6,000	6.875%—02/15/2021[3]	6,060
	Terex Corp.
9,250	6.500%—04/01/2020	9,782
	Titan International Inc.
3,250	6.875%—10/01/2020	2,949

		18,791

MEDIA—16.6%
	Cablevision Systems Corp.
13,000	5.875%—09/15/2022	13,276
2,550	7.750%—04/15/2018	2,850
5,350	8.000%—04/15/2020	6,146

		22,272

	CCO Holdings LLC
2,000	5.125%—02/15/2023	2,003
5,400	5.250%—09/30/2022	5,454
3,150	6.500%—04/30/2021	3,335
900	8.125%—04/30/2020	956

		11,748

	CCOH Safari LLC
2,650	5.500%—12/01/2022	2,683
7,250	5.750%—12/01/2024	7,309

		9,992

	Cequel Communications Holdings I LLC
2,250	5.125%—12/15/2021[3]	2,208
18,000	6.375%—09/15/2020[3]	18,855

		21,063

	Clear Channel Worldwide Holdings Inc.
10,900	7.625%—03/15/2020	11,649
	CSC Holdings LLC
1,400	5.250%—06/01/2024[3]	1,407
	Cumulus Media Holdings Inc.
10,300	7.750%—05/01/2019	10,596
	DigitalGlobe Inc.
5,000	5.250%—02/01/2021[3]	4,887
	DISH DBS Corp.
3,000	5.000%—03/15/2023	2,996
10,000	6.750%—06/01/2021	11,125

		14,121

	Gannett Co. Inc.
3,500	6.375%—10/15/2023	3,780
	GCI Inc.
7,000	6.750%—06/01/2021	6,987
	Gray Television Inc.
5,000	7.500%—10/01/2020	5,256
	Hughes Satellite Systems Corp.
14,000	7.625%—06/15/2021	15,645
	Intelsat Jackson Holdings SA
5,000	5.500%—08/01/2023	5,031
5,000	7.250%—10/15/2020	5,350

		10,381

MEDIA—Continued
	Intelsat Luxembourg SA
$7,300	8.125%—06/01/2023	$7,793
	InterActiveCorp
5,000	4.750%—12/15/2022	4,912
	Lamar Media Corp.
6,950	5.875%—02/01/2022	7,367
	MDC Partners Inc.
8,000	6.750%—04/01/2020[3]	8,330
	MediaCom Broadband LLC
2,800	5.500%—04/15/2021	2,860
3,800	6.375%—04/01/2023	4,028

		6,888

	Mediacom Capital Corp.
7,000	7.250%—02/15/2022	7,595
	Nexstar Broadcasting Inc.
6,550	6.875%—11/15/2020	6,828
	Quebecor Media Inc.
9,100	5.750%—01/15/2023	9,419
	Sinclair Television Group Inc.
12,000	5.375%—04/01/2021	12,090
4,000	6.125%—10/01/2022	4,160
3,300	6.375%—11/01/2021	3,457

		19,707

	Sirius XM Radio Inc.
2,750	4.625%—05/15/2023[3]	2,668
4,350	5.875%—10/01/2020[3]	4,600
13,000	6.000%—07/15/2024[3]	13,585

		20,853

	Townsquare Radio LLC
2,500	9.000%—04/01/2019[3]	2,713
	Unitymedia Hessen GmbH & Co.
4,900	5.500%—01/15/2023[3]	5,133
	Unitymedia KabelBW GmbH
1,500	6.125%—01/15/2025[3]	1,569
	Univision Communications Inc.
1,131	6.750%—09/15/2022[3]	1,261
	UPCB Finance VI Ltd.
15,000	6.875%—01/15/2022[3]	16,463
	ViaSat Inc.
6,900	6.875%—06/15/2020	7,331
	Virgin Media Finance plc
3,000	6.000%—10/15/2024[3]	3,131
2,800	6.375%—04/15/2023[3]	2,975

		6,106

	Wide Open West Finance LLC
3,200	10.250%—07/15/2019	3,528
	WMG Acquisition Corp.
7,500	6.750%—04/15/2022[3]	7,425

		301,005

METALS & MINING—2.3%
	ArcelorMittal
3,825	5.750%—08/05/2020	4,074
3,900	6.000%—03/01/2021	4,197

		8,271

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

METALS & MINING—Continued
	Constellium NV
$1,200	5.750%—05/15/2024[3]	$1,194
	FMG Resources (August 2006) Pty Ltd.
5,000	8.250%—11/01/2019[3]	5,206
	Murray Energy Corp.
5,000	8.625%—06/15/2021[3]	5,187
14,800	9.500%—12/05/2020[3]	15,910

		21,097

	Steel Dynamics Inc.
700	5.125%—10/01/2021[3]	725
	TMS International Corp.
2,100	7.625%—10/15/2021[3]	2,205
	Westmoreland Coal Co.
3,250	10.750%—02/01/2018	3,413

		42,111

OIL, GAS & CONSUMABLE FUELS—9.8%
	American Energy-Permian Basin LLC
5,000	6.732%—08/01/2019[3,4]	4,450
6,175	7.125%—11/01/2020[3]	5,372

		9,822

	AmeriGas Finance LLC
4,500	7.000%—05/20/2022	4,882
	Chaparral Energy Inc.
6,500	8.250%—09/01/2021	6,565
	Ferrellgas LP/Ferrellgas Finance Corp.
4,350	6.500%—05/01/2021	4,404
	Genesis Energy LP
4,700	5.750%—02/15/2021	4,729
	Halcon Resources Corp.
4,800	8.875%—05/15/2021	3,960
7,250	9.750%—07/15/2020	6,085

		10,045

	Hiland Partners LP
1,700	7.250%—10/01/2020[3]	1,806
	Jupiter Resources Inc.
6,250	8.500%—10/01/2022[3]	5,547
	Lightstream Resources Ltd.
2,800	8.625%—02/01/2020[3]	2,590
	Linn Energy LLC
1,475	6.250%—11/01/2019	1,364
5,000	6.500%—09/15/2021	4,600
5,300	7.750%—02/01/2021	5,221
500	8.625%—04/15/2020	504

		11,689

	MarkWest Energy Finance Corp.
2,320	6.250%—06/15/2022	2,511
	Memorial Production Partners LP
13,000	6.875%—08/01/2022[3]	11,830
5,500	7.625%—05/01/2021	5,356

		17,186

	Memorial Resource Development Corp.
7,500	5.875%—07/01/2022[3]	7,331
	NGL Energy Partners LP
5,000	6.875%—10/15/2021[3]	5,338

OIL, GAS & CONSUMABLE FUELS—Continued
	NuStar Logistics LP
$3,500	6.750%—02/01/2021	$3,824
	Oasis Petroleum Inc.
7,625	6.875%—03/15/2022-01/15/2023	7,968
	Regency Energy Partners LP
3,300	5.000%—10/01/2022	3,370
4,000	8.375%—06/01/2019[3]	4,280

		7,650

	Rice Energy Inc.
8,175	6.250%—05/01/2022[3]	7,945
	Rosetta Resources Inc.
5,000	5.625%—05/01/2021	4,875
	Seadrill Ltd.
11,000	6.125%—09/15/2017[3]	10,758
5,000	6.625%—09/15/2020[3]	4,631

		15,389

	Seventy Seven Operating LLC
3,900	6.625%—11/15/2019	3,881
	Suburban Propane Partners LP
5,832	7.375%—08/01/2021	6,299
	Tesoro Logistics LP
3,000	6.250%—10/15/2022[3]	3,113
	Triangle USA Petroleum Corp.
5,000	6.750%—07/15/2022[3]	4,400
	Unit Corp.
9,090	6.625%—05/15/2021	9,113
	Vanguard Natural Resources LLC
8,950	7.875%—04/01/2020	8,883

		177,785

PAPER & FOREST PRODUCTS—0.4%
	Cascades Inc.
7,500	5.500%—07/15/2022[3]	7,434

PHARMACEUTICALS—2.5%
	Endo Finance LLC
15,000	5.375%—01/15/2023[3]	14,700
6,000	5.750%—01/15/2022[3]	6,045
3,010	7.000%—12/15/2020[3]	3,187

		23,932

	Salix Pharmaceuticals Ltd.
2,000	6.000%—01/15/2021[3]	2,170
	Valeant Pharmaceuticals International
3,500	6.375%—10/15/2020[3]	3,605
2,500	6.875%—12/01/2018[3]	2,597

		6,202

	Valeant Pharmaceuticals International Inc.
5,500	5.625%—12/01/2021[3]	5,459
7,000	7.500%—07/15/2021[3]	7,516

		12,975

		45,279

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.2%
	Geo Group Inc.
1,500	5.125%—04/01/2023	1,492
10,589	5.875%—01/15/2022-10/15/2024	11,036

		12,528

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	MPT Operating Partnership LP
$1,500	6.875%—05/01/2021	$1,612
	Omega Healthcare Investors Inc.
2,750	5.875%—03/15/2024	2,970
4,200	6.750%—10/15/2022	4,505

		7,475

		21,615

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
	Micron Technology Inc.
2,000	5.500%—02/01/2025[3]	2,030

SOFTWARE—0.8%
	Infor US Inc.
10,000	9.375%—04/01/2019	10,913
	Nuance Communications Inc.
4,200	5.375%—08/15/2020[3]	4,242

		15,155

SPECIALTY RETAIL—2.3%
	Dufry Finance SCA
3,875	5.500%—10/15/2020[3]	3,972
	Jo-Ann Stores Holdings Inc.
2,575	9.750%—10/15/2019[3]	2,382
	Jo-Ann Stores LLC
7,535	8.125%—03/15/2019[3]	7,271
	Michaels Stores Inc.
9,900	5.875%—12/15/2020[3]	10,049
	Penske Automotive Group Inc.
4,000	5.750%—10/01/2022	4,180
	Rent-A-Center Inc.
9,175	4.750%—05/01/2021	7,822
1,701	6.625%—11/15/2020	1,650

		9,472

	Sally Holdings LLC
3,450	6.875%—11/15/2019	3,717

		41,043

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.4%
	NCR Corp.
4,000	5.000%—07/15/2022	4,000
3,500	6.375%—12/15/2023	3,710

		7,710

TEXTILES, APPAREL & LUXURY GOODS—0.8%
	Hanesbrands Inc.
5,000	6.375%—12/15/2020	5,331
	Levi Strauss & Co.
4,000	6.875%—05/01/2022	4,370
3,800	7.625%—05/15/2020	4,052

		8,422

		13,753

THRIFTS & MORTGAGE FINANCE—0.6%
	Nationstar Mortgage LLC
5,250	6.500%—07/01/2021	4,909
5,472	7.875%—10/01/2020	5,417

		10,326

TRADING COMPANIES & DISTRIBUTORS—0.6%
	Ashtead Capital Inc.
$10,221	6.500%—07/15/2022[3]	$11,090

WIRELESS TELECOMMUNICATION SERVICES—3.6%
	Altice SA
3,000	7.750%—05/15/2022[3]	3,157
	Numericable Group SA
8,350	6.000%—05/15/2022[3]	8,548
3,150	6.250%—05/15/2024[3]	3,245

		11,793

	SBA Communications Corp.
1,350	5.625%—10/01/2019	1,411
	SBA Telecommunications Inc.
3,050	5.750%—07/15/2020	3,203
	Sprint Communications Inc.
8,150	6.000%—11/15/2022	8,160
8,050	7.000%—08/15/2020	8,573

		16,733

	Sprint Corp.
5,800	7.250%—09/15/2021[3]	6,148
	T-Mobile USA Inc.
6,450	6.250%—04/01/2021	6,756
6,750	6.375%—03/01/2025	6,953
1,500	6.500%—01/15/2024	1,575
3,350	6.625%—04/01/2023	3,551
4,000	6.633%—04/28/2021	4,230

		23,065

		65,510

TOTAL CORPORATE BONDS & NOTES (Cost $1,639,622)		1,662,557

SHORT-TERM INVESTMENTS—2.2%
(Cost $40,586)
REPURCHASE AGREEMENTS
40,586	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $41,398)	40,586

TOTAL INVESTMENTS—97.5% (Cost $1,745,086)		1,767,583

CASH AND OTHER ASSETS, LESS LIABILITIES—2.5%		45,172

TOTAL NET ASSETS—100.0%		$1,812,755

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Variable rate security, the stated rate represents the rate in effect at October 31, 2014.

2	Position or a portion of the position represents an unsettled loan commitment. At period end, the total value of unsettled commitments totaled $7,884 or less than 1% of net assets of net assets. The coupon rate is subject to change at the time of settlement.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2014, the aggregate value of these securities was $701,932 or 39% of net assets.

4	Floating rate security, the stated rate represents the rate in effect at October 31, 2014.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

650 Newport Center Drive Newport Beach, CA 92660

PORTFOLIO MANAGERS

Scott A. Mather*

Since 2014

Mark R. Kiesel*

Since 2014

Mihir P. Worah*

Since 2014

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality

*	Messrs. Mather, Kiesel and Worah have been jointly managing the Fund since September 26, 2014, following the departure of William H. Gross, CFA from PIMCO

Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Management’s Discussion of Fund Performance

MARKET REVIEW

Fixed income markets continued to be largely influenced by economic policy over the 12 months ended October 31, 2014. Throughout the year there was a divergence in policy among various regions around the globe. The Federal Reserve announced in December 2013 its intention to begin gradually exiting its bond-buying program, while providing assurances that the policy rate would remain near zero until there were evident signs of sustainable growth. The Fed continued to taper asset purchases and in October 2014 quantitative easing in the United States came to an end.

The end of asset purchases in the U.S. was a divergence from efforts to expand monetary easing in other developed nations. The European Central Bank announced additional easing measures in the second quarter of calendar 2014 even as the region had appeared to stabilize earlier in the year. The additional easing was supportive for fixed income in the region, particularly spreads in peripheral Europe. The economic recovery in Europe turned particularly worrisome in the third quarter and deflation concerns lingered, prompting European Central Bank President Mario Draghi to expand easing measures further by cutting rates and implementing a securitized debt purchase program; in response, core rates fell to all-time lows. The Bank of Japan undertook additional easing measures just before the end of the fiscal year on October 31, 2014, and expanded its asset-purchase programs. While economic policies took center stage, the past year also brought a fair amount of geopolitical uncertainty, including Argentina’s debt-payment crisis, turmoil in Ukraine, and conflict in the Middle East.

U.S. Treasury yields rallied, particularly in the first half of calendar 2014. Fixed income spread sectors generally performed well over the fiscal year. Corporate bonds and U.S. mortgage-backed securities outperformed like-duration Treasurys. Municipal bonds also posted stronger returns as the sector recovered from poor performance during the prior year. Emerging market external debt generally outperformed like-duration U.S. Treasurys as the asset class rebounded from a sell-off in 2013, although it gave back some of those gains late in the fiscal year as geopolitical turmoil and a risk-off sentiment weakened the sector.

PERFORMANCE

Harbor Bond Fund underperformed the Barclays U.S. Aggregate Bond Index for the 12 months ended October 31, 2014, but continued to outperform the benchmark over longer time horizons. The Fund returned 3.40% (Institutional Class) and 3.05% (Administrative Class) for the fiscal year, compared with the benchmark’s return of 4.14%. The Fund outperformed the index for the 5-year and 10-year periods ended October 31, 2014.

The following strategies helped returns for fiscal 2014:

•	Diversified interest rate exposure to developed countries, particularly Italy, Spain, and Canada, as rates fell.

•	An emphasis on non-agency mortgage-backed securities, which continued to provide attractive yield and price appreciation as the housing recovery continued.

•	Exposure to municipal bonds, as market participants continued to search for attractive yield opportunities.

•	Tactical exposure to high-yield bonds, as the sector outperformed in all but the final several months of the fiscal year.

Harbor Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	15.4%
Federal National Mortgage Association	12.5%
Federal National Mortgage Association TBA	10.2%
Brazil Letras Do Tesouro Nacional	3.3%
Federal Home Loan Mortgage Corp.	3.0%
Ally Financial Inc.	2.0%
Spain Government Bond	1.9%
Italy Buoni Poliennali Del Tesoro	1.6%
Federal National Mortgage Association REMIC	1.5%
Government National Mortgage Association	1.5%

•	Exposure to local rates in Mexico, as the yield curve flattened over the fiscal year.

The following strategies were negative or neutral for returns:

•	An underweighted exposure to U.S. interest rates, as prices firmed and yields decreased.

•

A focus on the intermediate portion of the yield curve while maintaining underweighted positions to the long end of the curve; the curve flattened during the 2014 fiscal year as longer-dated securities outperformed those with shorter maturities.

•	An underweighted allocation to investment-grade corporate bonds, as the sector outperformed like-duration U.S. Treasurys.

OUTLOOK AND STRATEGY

Over the next 12 months, we expect growing dispersion in global growth and policy trends. Our view is that the United States will continue to lead in the developed world while the eurozone and Japan will fall well short of self-sustaining growth. The overarching trend that we see is for a continuation of low policy rates, as global aggregate demand remains insufficient to absorb bountiful aggregate supply despite extraordinary monetary policies.

We expect the U.S. to continue to be a bright spot in the global economy, with growth of 2.5%-3.0%. This growth is likely to be driven by an acceleration in capital expenditures, in our view, as corporations experience additional pricing power and better expected returns on investments.

We expect the eurozone economy to expand by 0.75%-1.25% as the region continues its slow climb out of a double dip recession. We expect the European Central Bank to keep monetary policy exceptionally accommodative for an extended period as it combats deflationary forces arising from a combination of ongoing fiscal tightening and still-constrained credit conditions.

In Japan, we expect growth of 1.0%-1.5%, while debate continues on how the economy will react to the exceptional monetary policy employed by the Bank of Japan. Given tepid growth elsewhere in the economy, coupled with a considerable drag from a recent sales-tax hike, we think the Bank of Japan will be obligated to continue to support economic growth over the next year.

With respect to portfolio strategy, we plan to:

•	Remain largely underweight relative to the benchmark in our exposure to U.S. interest rate risk, as we believe there are more attractive areas in which to invest.

•	Maintain an underweight to agency mortgage-backed securities due to concerns about high valuation levels and the effects of Fed tapering.

•

Look to gradually add corporate credit as market conditions permit. We prefer companies that stand to benefit from increased pricing power and industry consolidation, such as those in the energy, health care, and housing-related sectors.

•

Employ strategies aimed at taking advantage of opportunities in the currency markets, created as a result of diverging central bank policies and economic growth, as we expect further strengthening of the U.S. dollar relative to the euro and yen.

•	Remain selective in allocations to emerging markets debt, as the pace of economic growth in the developing world has slowed.

•

Continue to hold positions in TIPS, or Treasury Inflation-Protected Securities, as we believe that policymakers will ultimately be successful in raising inflation expectations, and we think long-term inflation protection is attractively priced at current levels.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.54%[a]

Total Net Assets (000s)	$4,125,889

ADMINISTRATIVE CLASS

Fund #	2214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$102,591

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	3.42%	3.29%

Yield to Maturity	3.26%	2.24%

Current 30-Day Yield (Institutional Class)	3.15%	2.51%

Weighted Average Maturity	8.99 years	7.70 years

Weighted Average Duration	5.18 years	5.57 years

Portfolio Turnover (Year Ended 10/31/2014)	439%	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	48.67%

>5 to 10	33.36%

>10 to 15	10.97%

>15 to 20	2.25%

>20 to 25	0.94%

>25 yrs.	3.81%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

Total Returns For the periods ended 10/31/2014
Harbor Bond Fund
Institutional Class	3.40%	4.70%	5.53%	12/29/1987	$17,134
Administrative Class	3.05%	4.42%	5.26%	11/01/2002	$16,699
Comparative Index
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.64%	—	$15,734

As stated in the Fund’s current prospectus, the expense ratios were 0.53% (Net) and 0.56% (Gross) (Institutional Class); and 0.78% (Net) and 0.81% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver until 02/28/2015. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflective of a contractual fee waiver effective through February 28, 2015, as well as a voluntary expense cap that may be discontinued at any time. Expense cap excludes interest expense incurred by the fund, if any.

b	Annualized.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of 0.2%)

ASSET-BACKED SECURITIES—3.7%
Principal Amount (000s)		Value (000s)
	Access Group Inc.
	Series 2008-1 Cl. A
$10,844	1.534%—10/27/2025[1]	$10,907
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
7,437	0.312%—05/25/2036[1]	2,760
	Series 2005-W2 Cl. A2C
5,500	0.512%—10/25/2035[1]	5,120

		7,880

	Asset Backed Securities Corp. Home Equity
	Series 2003-HE4 Cl. M1
8,682	1.399%—08/15/2033[1]	8,243
	Bear Stearns Asset Backed Securities Trust
	Series 2005-4 Cl. M1
1,226	0.655%—01/25/2036[1]	1,228
	Countrywide Asset-Backed Certificates
	Series 2006-8 Cl. 2A4
3,911	0.402%—01/25/2046[1]	2,494
	Series 2001-BC3 Cl. A
228	0.632%—12/25/2031[1]	176
	Series 2005-15 Cl. 1AF3
6,761	4.573%—04/25/2036[2]	6,800

		9,470

	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
151	0.215%—11/25/2036[1]	85
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
1,728	0.302%—07/25/2036[1]	1,634
	GSAA Trust
	Series 2006-20 Cl. 1A2
6,700	0.332%—12/25/2046[1]	3,792
	Series 2006-4 Cl. 4A2
2,728	0.382%—03/25/2036[1]	2,455
	Series 2007-9 Cl. A1A
2,446	6.000%—10/25/2047	2,224

		8,471

	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
149	0.222%—12/25/2036[1]	77
	Series 2006-FM1 Cl. A2D
7,800	0.422%—04/25/2036[1]	4,889

		4,966

	Home Equity Asset Trust
	Series 2005-2 Cl. M4
5,000	1.202%—07/25/2035[1]	4,638
	Home Equity Loan Trust
	Series 2007-FRE1 Cl. 2AV4
12,025	0.492%—04/25/2037[1]	7,260
	HSBC Home Equity Loan Trust
	Series 2007-1 Cl. AS
2,768	0.357%—03/20/2036[1]	2,749
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
6,916	0.322%—12/25/2036[1]	3,351
	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
111	0.712%—10/25/2034[1]	101
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A2
7,628	0.392%—06/25/2036[1]	4,301
	Mid-State Trust
	Series 2004-1 Cl. A
1,873	6.005%—08/15/2037	1,974
	Morgan Stanley ABS Capital I
	Series 2007-HE1 Cl. A2C
2,980	0.302%—11/25/2036[1]	1,903
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
3,247	1.052%—07/25/2032[1]	3,124
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
6,022	0.402%—07/25/2037[1]	3,600
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
9,700	0.632%—08/25/2035[1]	9,004
	Ramp Trust
	Series 2004-RS8 Cl. MII1
1,513	1.055%—08/25/2034[1]	1,419
	Securitized Asset Backed Receivables LLC Trust
	Series 2007-HE1 Cl. 2A2
877	0.212%—12/25/2036[1]	322
	Series 2005-FR5 Cl. M1
16,793	0.592%—08/25/2035[1]	10,590

		10,912

	SG Mortgage Securities Trust
	Series 2006-OPT2 Cl. A3D
6,900	0.362%—10/25/2036[1]	3,650
	SLM Student Loan Trust
	Series 2010-C Cl. A2
1,270	2.803%—12/16/2019[1,3]	1,290
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
159	5.130%—09/01/2023	172
	Series 2009-20A Cl. 1
5,702	5.720%—01/01/2029	6,443
	Series 2008-20H Cl. 1
14,107	6.020%—08/01/2028	16,091
	Series 2001-20A Cl. 1
304	6.290%—01/01/2021	328

		23,034

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Soundview Home Equity Loan Trust
	Series 2006-WF2 Cl. A1
$4,087	0.282%—12/25/2036[1]	$3,934
	Structured Asset Securities Co.
	Series 2007-MN1A Cl. A1
29,202	0.382%—01/25/2037[1,3]	19,219

TOTAL ASSET-BACKED SECURITIES (Cost $146,467)		158,347

BANK LOAN OBLIGATIONS—0.7%
	Community Health System Inc.
	Term Loan
6,284	3.485%—01/25/2017[2]	6,277
	DaimlerChrysler Group LLC
	Term Loan B
6,583	3.500%—05/24/2017[2]	6,559
	HCA Inc.
	Term Loan A
6,783	2.654%—02/02/2016[2]	6,766
	Term Loan B5
9,277	2.904%—03/31/2017[2]	9,259

		16,025

	MGM Resorts International
	Term Loan A
399	2.904%—12/20/2017[2]	396

TOTAL BANK LOAN OBLIGATIONS (Cost $29,331)		29,257

COLLATERALIZED MORTGAGE OBLIGATIONS—8.4%
	Adjustable Rate Mortgage Trust
	Series 2006-3 Cl. 4A2
5,018	0.272%—08/25/2036[1]	3,480
	American Home Mortgage Investment Trust
	Series 2004-4 Cl. 4A
783	2.329%—02/25/2045[1]	783
	Arran Residential Mortgages Funding plc
	Series 2010-1A Cl. A2B
€6,556	1.598%—05/16/2047[1,3]	8,293
	Banc of America Funding Corp.
	Series 2012-R5 Cl. A
$17,029	0.417%—10/03/2039[1,3]	16,975
	Series 2007-C Cl. 7A5
2,407	0.457%—05/20/2047[1]	1,982
	Series 2005-D Cl. A1
808	2.629%—05/25/2035[2]	827

		19,784

	Banc of America Merrill Lynch Commercial Mortgage Inc.
	Series 2007-2 Cl. A4
2,200	5.612%—04/10/2049[2]	2,387
	BCAP LLC Trust
	Series 2007-AA2 Cl. 12A1
15,871	0.362%—05/25/2047[1]	11,876
	Series 2011-RR4 Cl. 8A1
5,322	5.250%—02/26/2036[3]	4,907
	Series 2011-RR5 Cl. 5A1
9,637	5.250%—08/26/2037[3]	10,078
	Series 2011-RR5 Cl. 12A1
994	5.410%—03/26/2037[2,3]	983

		27,844

	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2003-1 Cl. 6A1
446	2.504%—04/25/2033[2]	450
	Series 2004-8 Cl. 2A1
2,220	2.607%—11/25/2034[2]	2,165
	Series 2003-8 Cl. 1A1
22	2.625%—01/25/2034[2]	21
	Series 2002-8 Cl. 1A2
49	2.668%—02/25/2033[2]	46
	Series 2004-1 Cl. 12A5
725	2.699%—04/25/2034[2]	716
	Series 2004-10 Cl. 12A3
84	2.712%—01/25/2035[2]	84
	Series 2000-2 Cl. A1
38	2.747%—11/25/2030[2]	36
	Series 2004-9 Cl. 22A3
207	3.012%—11/25/2034[2]	208

		3,726

	Bear Stearns Alt-A Trust
	Series 2006-8 Cl. 3A1
1,603	0.312%—02/25/2034[1]	1,447
	Series 2005-4 Cl. 1A1
660	0.592%—07/25/2035[1]	642
	Series 2005-4 Cl. 23A1
2,088	2.551%—05/25/2035[2]	2,012
	Series 2005-7 Cl. 22A1
1,609	2.649%—09/25/2035[2]	1,335

		5,436

	Bear Stearns Commercial Mortgage Securities Trust
	Series 2005-PWR7 Cl. A3
2,010	5.116%—02/11/2041[2]	2,020
	Series 2007-PW15 Cl. A4
610	5.331%—02/11/2044	656
	Series 2006-PW11 Cl. A4
1,790	5.435%—03/11/2039[2]	1,865
	Series 2007-PW18 Cl. A4
5,300	5.700%—06/11/2050	5,822
	Series 2007-PW17 Cl. AAB
4,344	5.703%—06/11/2050	4,382
	Series 2006-PW12 Cl. A4
2,367	5.704%—09/11/2038[2]	2,509

		17,254

	Chase Mortgage Finance Corp.
	Series 2005-A1 Cl. 1A1
5,172	4.815%—12/25/2035[2]	4,985
	Series 2006-A1 Cl. 4A1
4,279	5.641%—09/25/2036[2]	3,899

		8,884

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2007-CD4 Cl. A4
1,500	5.322%—12/11/2049	1,605
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
14,825	0.487%—11/20/2035[1]	11,957
	Series 2006-6BC Cl. 1A2
7,923	0.552%—05/25/2036[1]	6,049
	Series 2005-27 Cl.1A2
1,416	1.514%—08/25/2035[1]	1,297
	Series 2005-84 Cl. 1A1
6,115	2.537%—02/25/2036[1]	4,522
	Series 2005-20CB Cl. 2A5
5,571	5.500%—07/25/2035	5,356

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Series 2006-36T2 Cl. 1A4
$2,075	5.750%—12/25/2036	$1,683
	Series 2006-39CB Cl. 1A20
10,197	6.000%—01/25/2037	9,339

		40,203

	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2005-HYB9 Cl. 3A2A
518	2.313%—02/20/2036[1]	469
	Series 2004-22 Cl. A3
1,613	2.431%—11/25/2034[2]	1,539
	Series 2004-HYB9 Cl. 1A1
2,585	2.489%—02/20/2035[2]	2,547
	Series 2007-HY5 Cl. 1A1
2,561	2.643%—09/25/2047[2]	2,261

		6,816

	Credit Suisse Commercial Mortgage Trust
	Series 2010-9R Cl. 20A5
884	4.000%—01/27/2037[3]	892
	Series 2006-C5 Cl. A1A
3,606	5.297%—12/15/2039	3,852

		4,744

	Credit Suisse First Boston Mortgage Securities Corp.
	Series 2006-C2 Cl. A3
609	6.000%—11/25/2035	440
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust
	Series 2007-AR2 Cl. A1
4,406	0.302%—03/25/2037[1]	3,043
	DSLA Mortgage Loan Trust
	Series 2006-AR1 Cl. 1A1A
4,651	1.096%—03/19/2046[1]	3,631
	European Loan Conduit
	Series 25X Cl. A
€186	0.348%—05/15/2019[1]	231
	First Horizon Asset Securities Inc.
	Series 2005-AR3 Cl. 2A1
$2,522	2.612%—08/25/2035[2]	2,365
	Series 2005-AR6 Cl. 4A1
4,098	4.948%—02/25/2036[2]	3,991

		6,356

	First Nationwide Trust
	Series 2001-3 Cl. 1A1
2	6.750%—08/21/2031	2
	Greenwich Capital Commercial Funding Corp.
	Series 2005-GG3 Cl. A4
31	4.799%—08/10/2042[2]	30
	Series 2007-GG9 Cl. A4
1,500	5.444%—03/10/2039	1,616

		1,646

	GSR Mortgage Loan Trust
	Series 2005-AR6 Cl. 2A1
4,224	2.660%—09/25/2035[2]	4,248
	Series 2005-AR3 Cl. 3A1
1,238	2.687%—05/25/2035[2]	1,197
	Series 2005-AR7 Cl. 6A1
1,089	4.989%—11/25/2035[2]	1,075
	Series 2006-2F Cl. 2A13
4,434	5.750%—02/25/2036	4,398

		10,918

	HarborView Mortgage Loan Trust
	Series 2005-2 Cl. 2A1A
$456	0.377%—05/19/2035[1]	$383
	Series 2005-9 Cl. 2A1A
2,704	0.497%—06/20/2035[1]	2,602
	Series 2006-SB1 Cl. A1A
18,882	0.964%—12/19/2036[1]	15,502
	Series 2004-8 Cl. 2A3
1,626	0.977%—11/19/2034[1]	1,213

		19,700

	Homebanc Mortgage Trust
	Series 2006-H2 Cl. A2
10,134	0.332%—12/25/2036[1]	8,833
	Homestar Mortgage Acceptance Corp.
	Series 2004-5 Cl. M3
1,532	1.302%—10/25/2034[1]	1,274
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
11	1.707%—01/25/2032[2]	10
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-F2 Cl. 2A1
3,686	6.500%—07/25/2037	2,589
	IndyMac Index Mortgage Loan Trust
	Series 2005-AR31 Cl. 1A1
2,579	2.350%—01/25/2036[2]	2,112
	Series 2007-AR13 Cl.4A1
20,829	2.354%—07/25/2037[2]	13,544

		15,656

	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2006-LDP9 Cl. A3
5,224	5.336%—05/15/2047	5,588
	Series 2007-LDPX Cl. A3
14,277	5.420%—01/15/2049	15,413
	Series 2007-LD12 Cl. A4
1,600	5.882%—02/15/2051[2]	1,751

		22,752

	JP Morgan Mortgage Trust
	Series 2006-A6 Cl. 1A4L
6,665	2.535%—10/25/2036[2]	5,975
	Series 2006-S1 Cl. 3A1
2,082	5.500%—04/25/2036	2,149

		8,124

	JP Morgan Re-REMIC[4]
	Series 2009-7 Cl. 11A1
184	2.661%—09/27/2036[2,3]	184
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-A10 Cl. A
1,423	0.362%—02/25/2036[1]	1,314
	Series 2005-3 Cl. 4A
257	0.402%—11/25/2035[1]	244

		1,558

	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2006-4 Cl. A3
2,600	5.172%—12/12/2049	2,757
	Series 2007-6 Cl. A4
1,800	5.485%—03/12/2051[2]	1,951

		4,708

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Morgan Stanley Capital I
	Series 2006-HQ8 Cl. A4
$1,142	5.412%—03/12/2044[2]	$1,182
	Morgan Stanley Re-REMIC Trust[4]
	Series 2009-GG10 Cl. A4A
1,816	5.797%—08/12/2045[2,3]	1,972
	Provident Funding Mortgage Loan Trust
	Series 2005-2 Cl. 3A
7,206	2.460%—10/25/2035[2]	7,195
	Residential Accredit Loans, Inc.
	Series 2006-QA7 Cl. 2A1
7,550	0.337%—08/25/2036[1]	5,816
	Series 2007-QS4 Cl. 3A9
3,979	6.000%—03/25/2037	3,434

		9,250

	Residential Asset Securitization Trust
	Series 2007-A8 Cl. 2A1
22,249	6.250%—08/25/2037	13,308
	Residential Funding Mortgage Securities I
	Series 2007-SA1 Cl. 2A2
556	3.401%—02/25/2037[2]	444
	Series 2006-SA1 Cl. 2A1
550	3.813%—02/25/2036[2]	488

		932

	Structured Adjustable Rate Mortgage Loan Trust
	Series 2007-1 Cl. 1A1
4,886	0.302%—02/25/2037[1]	3,730
	Series 2001-21A Cl. 3A1
1,761	2.472%—04/25/2035[2]	1,752

		5,482

	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
1,290	0.407%—07/19/2035[1]	1,250
	Structured Asset Securities Corp.
	Series 2001-21A Cl. 1A1
16	2.217%—01/25/2032[2]	15
	Series 2002-1A Cl. 4A
18	2.516%—02/25/2032[2]	18

		33

	Suntrust Adjustable Rate Mortgage Loan Trust
	Series 2007-S1 Cl. 1A
1,733	2.641%—01/25/2037[2]	1,662
	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C32 Cl. A4FL
2,600	0.332%—06/15/2049[1,3]	2,563
	Series 2006-C23 Cl. A5
11,800	5.416%—01/15/2045[2]	12,345
	Series 2007-C31 Cl. A4
6,395	5.509%—04/15/2047	6,855
	Series 2007-C33 Cl. A4
5,919	5.941%—02/15/2051[2]	6,403

		28,166

	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2005-AR6 Cl. 2A1A
956	0.382%—04/25/2045[1]	920
	Series 2005-AR13 Cl. A1A1
453	0.442%—10/25/2045[1]	436
	Series 2006-AR11 Cl. 3A1A
3,796	1.035%—09/25/2046[1]	3,060
	Series 2005-AR7 Cl. A2
$915	2.363%—08/25/2035[2]	$917

		5,333

	Wells Fargo Mortgage Backed Securities Trust
	Series 2006-AR10 Cl. 1A1
7,398	2.609%—07/25/2036[1]	7,193
	Series 2006-AR2 Cl. A1
1,921	2.615%—03/25/2036[2]	1,918
	Series 2006-AR2 Cl. IIA5
9,052	2.615%—03/25/2036[2]	8,750

		17,861

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $317,930)		356,520

CORPORATE BONDS & NOTES—24.8%
	Ally Financial Inc.
18,000	2.750%—01/30/2017	18,067
4,000	4.625%—06/26/2015	4,092
28,600	5.500%—02/15/2017	30,493
3,900	6.250%—12/01/2017	4,261
5,200	6.750%—12/01/2014	5,226
5,190	7.500%—09/15/2020	6,189
11,000	8.300%—02/12/2015	11,206

		79,534

	American Express Bank FSB
8,800	6.000%—09/13/2017	9,895
	American Express Centurion Bank MTN[5]
9,500	6.000%—09/13/2017	10,682
	American International Group Inc.
5,600	5.050%—10/01/2015	5,824
	Anglo American Capital plc
2,500	2.625%—04/03/2017[3]	2,545
	Apple Inc.
2,700	2.850%—05/06/2021	2,743
	Banco Santander Brasil SA
12,800	4.250%—01/14/2016[3]	13,184
	Banco Santander Brasil SA MTN[5]
1,300	4.500%—04/06/2015[3]	1,319
	Banco Santander Chile
5,300	1.831%—01/19/2016[1,3]	5,360
	Bank of America Corp.
33,200	6.500%—08/01/2016	36,218
	Bank of America Corp. MTN[5]
10,440	1.053%—03/22/2016[1]	10,497
18,300	1.303%—03/22/2018[1]	18,579

		29,076

	Bank of America NA
4,300	0.652%—05/08/2017[1]	4,299
	Bank of China Hong Kong Ltd.
2,200	5.550%—02/11/2020[3]	2,399
	Bank of India/London MTN[5]
2,100	4.750%—09/30/2015	2,159
	Bankinter SA
€5,000	3.875%—10/30/2015	6,492
	Barclays Bank plc
£3,600	14.000%—06/15/2019[2,6]	7,515

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
	Barclays plc
€1,500	6.500%—09/15/2019[2,6]	$1,840
	BB&T Corp. MTN[5]
$19,500	1.094%—06/15/2018[1]	19,803
	BBVA Bancomer SA
2,800	4.500%—03/10/2016[3]	2,926
5,700	6.500%—03/10/2021[3]	6,369

		9,295

	Bear Stearns Companies LLC
4,300	6.400%—10/02/2017	4,866
	BellSouth Corp.
56,200	4.182%—04/26/2021[3]	57,090
	Blackstone Group LP
2,558	9.625%—03/19/2019[3]	2,569
	BM & FBovespa SA
2,000	5.500%—07/16/2020[3]	2,155
	BNP Paribas SA MTN[5]
28,300	0.542%—11/07/2015[1]	28,310
	BPCE SA
38,300	0.801%—11/18/2016[1]	38,397
	Braskem Finance Ltd.
2,400	5.750%—04/15/2021[3]	2,502
	Caixabank SA
€3,900	3.250%—10/05/2015	5,025
	CIT Group Inc.
$2,360	4.750%—02/15/2015[3]	2,382
3,700	5.000%—05/15/2017	3,885

		6,267

	Citigroup Inc.
17,500	4.750%—05/19/2015	17,893
	Citigroup Inc. MTN[5]
€2,000	0.750%—05/31/2017[1]	2,494
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
$30,400	0.515%—11/23/2016[1]	30,435
14,700	0.563%—04/28/2017[1]	14,702

		45,137

	Corp Nacional del Cobre de Chile
3,200	7.500%—01/15/2019[3]	3,872
	Credit Suisse/New York NY MTN[5]
10,800	0.725%—05/26/2017[1]	10,831
	CSN Islands XI Corp.
7,500	6.875%—09/21/2019[3]	7,885
	CVS Pass-Through Trust
667	6.943%—01/10/2030	810
	DIRECTV Holdings LLC
23,727	3.550%—03/15/2015	23,970
	Dynegy Finance I Inc. / Dynegy Finance II Inc.
1,900	6.750%—11/01/2019[3]	1,969
3,500	7.375%—11/01/2022[3]	3,705
2,200	7.625%—11/01/2024[3]	2,335

		8,009

	Export-Import Bank of Korea
2,100	4.000%—01/29/2021	2,238
12,300	4.125%—09/09/2015	12,659
2,200	5.125%—06/29/2020	2,487

		17,384

	Ford Motor Credit Co. LLC
6,400	2.750%—05/15/2015	6,464
1,000	3.984%—06/15/2016	1,045
9,000	7.000%—04/15/2015	9,249
2,200	8.000%—12/15/2016	2,496
31,725	12.000%—05/15/2015	33,595

		52,849

	Ford Motor Credit Co. LLC MTN[5]
20,000	0.682%—11/08/2016[1]	20,006
	General Motors Financial Co. Inc.
3,000	4.750%—08/15/2017	3,210
	Gerdau Holdings Inc.
2,900	7.000%—01/20/2020	3,295
8,800	7.000%—01/20/2020[3]	9,999

		13,294

	Goldman Sachs Group Inc.
2,700	3.300%—05/03/2015	2,736
	Goldman Sachs Group Inc. MTN[5]
1,500	0.858%—06/04/2017[1]	1,504
	GTL Trade Finance Inc.
1,500	7.250%—10/20/2017	1,698
2,000	7.250%—10/20/2017[3]	2,265

		3,963

	HCA Inc. MTN[5]
6,000	9.000%—12/15/2014	6,045
	ICICI Bank Ltd.
13,500	5.500%—03/25/2015	13,720
	Indian Oil Corp. Ltd.
7,400	4.750%—01/22/2015	7,454
	International Lease Finance Corp.
3,700	4.875%—04/01/2015	3,750
5,100	5.750%—05/15/2016	5,326
4,600	6.750%—09/01/2016[3]	4,899
9,900	8.625%—09/15/2015	10,408

		24,383

	JP Morgan Chase & Co.
7,200	3.150%—07/05/2016	7,449
4,100	3.400%—06/24/2015	4,174

		11,623

	JP Morgan Chase & Co. MTN[5]
10,300	0.784%—04/25/2018[1]	10,312
	JP Morgan Chase Bank NA
7,000	6.000%—10/01/2017	7,845
	Keane Group Holdings LLC
25,000	8.500%—08/08/2019	25,000	[x]
	LBG Capital No. 1 plc
€10,900	7.625%—10/14/2020	14,999
	LBG Capital No. 1 plc MTN[5]
$800	8.500%—12/17/2021[2,3,6]	892
	Merrill Lynch & Co. Inc.
12,700	0.782%—05/02/2017[1]	12,583
	Merrill Lynch & Co. Inc. MTN[5]
5,100	6.400%—08/28/2017	5,749
16,100	6.875%—04/25/2018	18,639

		24,388

	Mizuho Bank Ltd.
1,000	0.684%—09/25/2017[1,3]	1,000

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
		Morgan Stanley
	$4,500	5.375%—10/15/2015	$4,699
		Morgan Stanley MTN[5]
	13,000	0.681%—10/18/2016[1]	13,028
	13,400	1.514%—04/25/2018[1]	13,710
	1,300	6.000%—04/28/2015	1,334

			28,072

		Murray Street Investment Trust I
	7,000	4.647%—03/09/2017[7]	7,477
		National Australia Bank Ltd. MTN[5]
	33,900	0.513%—06/30/2017[1,3]	33,877
		Nationwide Building Society MTN[5]
	6,400	6.250%—02/25/2020[3]	7,539
		Navient Corp. MTN[5]
	19,955	3.875%—09/10/2015	20,204
	8,200	6.250%—01/25/2016	8,549

			28,753

		Noble Group Ltd.
	600	4.875%—08/05/2015[3]	611
		Novatek Finance Ltd.
	2,000	5.326%—02/03/2016[3]	2,035
		NOVO Banco SA MTN[5]
	€3,500	4.750%—01/15/2018	4,200
		Odebrecht Drilling Norbe VIII/IX Ltd.
	$5,600	6.350%—06/30/2021[3]	5,884
		ORIX Corp.
	8,208	4.710%—04/27/2015	8,359
		Petrobras International Finance Co.
	9,700	5.375%—01/27/2021	9,939
		Principal Life Global Funding II
	23,400	1.200%—05/19/2017[3]	23,314
		Qtel International Finance Ltd.
	400	3.375%—10/14/2016[3]	416
		Ras Laffan Liquefied Natural Gas Co. Ltd. III
	700	5.838%—09/30/2027[3]	794
		Rohm and Haas Co.
	717	6.000%—09/15/2017	802
		Schaeffler Holding Finance BV
	€3,400	5.750%—11/15/2021[3]	4,415
	$3,100	6.250%—11/15/2019[3]	3,224

			7,639

		Southern Gas Networks plc MTN[5]
	£9,800	0.845%—10/21/2015[1]	15,616
		Springleaf Finance Corp. MTN[5]
	$1,600	5.400%—12/01/2015	1,656
		State Bank of India
	8,100	4.500%—07/27/2015[3]	8,294
		Stone Street Trust
	16,400	5.902%—12/15/2015[3]	17,151
		TNK-BP Finance SA MTN[5]
	3,100	7.500%—07/18/2016	3,251
		United Air Lines Inc.
	905	10.400%—05/01/2018	1,000
		Verizon Communications Inc.
	2,900	1.984%—09/14/2018[1]	3,037
	3,600	2.500%—09/15/2016	3,708
	9,000	3.650%—09/14/2018	9,524

			16,269

		Wells Fargo & Co.
	17,800	7.980%—03/15/2018[2,6]	19,708

	TOTAL CORPORATE BONDS & NOTES (Cost $1,022,132)		1,050,809

FOREIGN GOVERNMENT OBLIGATIONS—9.4%
		Autonomous Community of Valencia Spain MTN[5]
	€300	4.375%—07/16/2015	386
		Banco Nacional de Desenvolvimento Economico e Social
	2,300	4.125%—09/15/2017[3]	3,046
		Brazil Letras Do Tesouro Nacional
R$	384,300	0.000%—04/01/2015-07/01/2018[8]	138,919
		Italy Buoni Poliennali Del Tesoro
	€33,300	1.150%—05/15/2017	42,132
	17,000	4.750%—05/01/2017-06/01/2017	23,454

			65,586

		Korea Development Bank
	$18,600	4.375%—08/10/2015	19,121
		Korea Housing Finance Corp.
	2,200	4.125%—12/15/2015[3]	2,276
		Province of Ontario Canada
	6,100	1.650%—09/27/2019	6,019
	6,400	3.000%—07/16/2018	6,740
CAD$	5,600	3.150%—06/02/2022	5,159
	$22,900	4.000%—10/07/2019-06/02/2021	22,771
CAD$	11,700	4.200%—03/08/2018-06/02/2020	11,466
	900	4.300%—03/08/2017	853
	8,100	4.400%—06/02/2019-04/14/2020	8,267

			61,275

		Province of Ontario Canada MTN[5]
	2,400	5.500%—06/02/2018	2,410
		Province of Quebec Canada
	$4,700	3.500%—07/29/2020-12/01/2022	4,527
CAD$	13,900	4.250%—12/01/2021	13,719
	3,000	4.500%—12/01/2017-12/01/2020	2,978

			21,224

		Spain Government Bond
	€20,100	3.800%—01/31/2017	26,999
	24,600	4.250%—10/31/2016	33,098
	14,900	5.500%—07/30/2017	21,103

			81,200

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $427,305)		395,443

MORTGAGE PASS-THROUGH—25.5%
		Federal Home Loan Mortgage Corp.
	$24	2.337%—06/01/2024[1]	25
	951	4.500%—08/01/2040-09/01/2041	1,031
	128	5.127%—08/01/2035[1]	135
	3,015	5.500%—02/01/2038-07/01/2038	3,375
	11,454	6.000%—07/01/2016-05/01/2040	12,952

			17,518

		Federal Home Loan Mortgage Corp. REMIC[4]
	67	0.603%—11/15/2030[1]	68
	117	8.000%—08/15/2022	132
	21	9.000%—12/15/2020	23

			223

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)
	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
	Series T-63 Cl. 1A1
$203	1.308%—02/25/2045[1]	$208
	Series E3 Cl. A
390	2.892%—08/15/2032[2]	408

		616

	Federal Housing Authority Project
24	7.400%—02/01/2021	23	[y]
1,689	7.450%—05/01/2021	1,670	[y]

		1,693

	Federal National Mortgage Association
499	1.518%—10/01/2040[1]	521
2,279	2.192%—08/01/2035[1]	2,442
5,300	2.310%—08/01/2022	5,229
2,902	2.340%—06/01/2035[1]	3,124
11,598	2.475%—04/01/2019	11,911
6,000	2.870%—09/01/2027	5,861
3,631	3.000%—02/01/2021-11/01/2025	3,791
475	3.330%—11/01/2021	502
1,624	3.500%—04/01/2021-05/01/2027	1,719
34,417	4.000%—10/01/2015-10/01/2031	36,740
28,345	4.500%—01/01/2018-10/01/2042	30,641
40,307	5.000%—12/01/2022-07/01/2044	44,750
183	5.136%—05/01/2035[1]	196
114,629	5.500%—02/01/2023-09/01/2041	128,352
196,828	6.000%—07/01/2016-05/01/2041	223,042
	Series 2003-W1 Cl. 1A1
299	5.871%—12/25/2042[2]	337

		499,158

	Federal National Mortgage Association REMIC[4]
	Series 2006-5 Cl. 3A2
209	2.196%—05/25/2035[1,2]	215
	Series 2011-98 ZL
62,165	3.500%—10/25/2041	61,039
	Series 2003-25 Cl. KP
1,158	5.000%—04/25/2033	1,264

		62,518

	Federal National Mortgage Association TBA[9]
73,000	3.500%—11/19/2027-11/14/2042	76,531
14,000	4.000%—11/13/2043	14,865
133,500	4.500%—11/01/2041-11/13/2043	144,558
120,450	5.000%—11/01/2041	133,389
48,000	5.500%—11/01/2041[10]	53,610
9,000	6.000%—12/11/2044	10,176

		433,129

	Government National Mortgage Association
56,326	5.000%—08/15/2033-11/21/2043	62,356
	Government National Mortgage Association II
868	1.625%—03/20/2017-02/20/2032[1]	899
217	2.000%—08/20/2022-10/20/2025[1]	226
31	2.500%—12/20/2024[1]	32

		1,157

TOTAL MORTGAGE PASS-THROUGH (Cost $1,056,827)		1,078,368

MUNICIPAL BONDS—8.4%
	California Infrastructure & Economic Development Bank
2,200	6.486%—05/15/2049	2,636
	California State
7,800	7.500%—04/01/2034	11,256
5,300	7.550%—04/01/2039	7,965
5,800	7.600%—11/01/2040	8,813
5,000	7.950%—03/01/2036	6,187

		34,221

	California State University
3,900	6.434%—11/01/2030	4,809
	Chicago Transit Authority
2,500	6.200%—12/01/2040	2,920
270	6.300%—12/01/2021	294
11,200	6.899%—12/01/2040	13,886

		17,100

	Clark County Nevada
19,000	6.350%—07/01/2029	21,380
	Clark County Nevada Airport System Revenue
4,200	6.820%—07/01/2045	5,936
	Denver Public Schools
39,000	7.017%—12/15/2037	52,705
	Energy Northwest
10,000	2.803%—07/01/2021	10,178
	Los Angeles California Unified School District
12,800	6.758%—07/01/2034	17,298
	Los Angeles City CA Wastewater System Revenue
2,000	5.713%—06/01/2039	2,504
	New York City NY
49,100	6.246%—06/01/2035	56,425
	North Las Vegas City NV
24,000	6.572%—06/01/2040	21,618
	Orange County Local Transportation Authority
39,400	6.908%—02/15/2041	54,344
	Public Power Generation Agency
600	7.242%—01/01/2041	684
	University of California
35,770	4.858%—05/15/2112	35,160
15,700	6.270%—05/15/2031	17,729

		52,889

TOTAL MUNICIPAL BONDS (Cost $295,093)		354,727

PREFERRED STOCKS—0.2%

Shares
CONSUMER FINANCE—0.1%
203,000	Ally Financial Inc.	5,375

DIVERSIFIED FINANCIAL SERVICES—0.1%
80,000	Citigroup Capital XIII	2,130

TOTAL PREFERRED STOCKS (Cost $7,285)		7,505

RIGHTS/WARRANTS—0.0%
(Cost $15)
No. of Contracts
AUTOMOBILES—0.0%
36,000	General Motors Co. Escrow	—	[z]

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT AGENCIES—3.3%
Principal Amount (000s)		Value (000s)
	Federal Home Loan Mortgage Corp.
$300	0.875%—03/07/2018	$296
86,300	1.250%—08/01/2019-10/02/2019	84,350
2,300	1.750%—05/30/2019	2,304
3,100	2.375%—01/13/2022	3,122
19,000	3.750%—03/27/2019	20,714

		110,786

	Federal National Mortgage Association
1,700	0.875%—02/08/2018-05/21/2018	1,680
2,700	1.875%—09/18/2018	2,747
9,300	5.000%—05/11/2017[11]	10,266
13,000	5.375%—06/12/2017[11]	14,494

		29,187

TOTAL U.S. GOVERNMENT AGENCIES (Cost $141,617)		139,973

U.S. GOVERNMENT OBLIGATIONS—15.4%
	U.S. Treasury Inflation Indexed Bonds[12]
17,025	0.125%—01/15/2022[11]	16,808
23,273	0.125%—07/15/2022	22,977
12,876	0.625%—07/15/2021[11]	13,248
8,808	1.125%—01/15/2021[11]	9,313
19,196	1.250%—07/15/2020[11]	20,521
105,708	1.750%—01/15/2028	120,243
72,386	2.000%—01/15/2026	83,765
171,320	2.375%—01/15/2025-01/15/2027	204,650
32,905	2.500%—01/15/2029	41,020
1,324	3.625%—04/15/2028	1,832
8,682	3.875%—04/15/2029	12,492

		546,869

	U.S. Treasury Notes
2,670	0.625%—08/31/2017[11]	2,649
5,500	2.375%—08/15/2024	5,522
51,100	3.125%—08/15/2044	51,739
40,400	3.375%—05/15/2044[11]	42,865

		102,775

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $649,671)		649,644

SHORT-TERM INVESTMENTS—8.8%
CERTIFICATES OF DEPOSIT—2.5%
	Barclays Bank plc
105,700	0.537%—05/01/2015[1]	105,700

COMMERCIAL PAPER—4.1%
	ENI Coordination Centre SA
15,000	0.500%—03/13/2015	14,973
	Ford Motor Credit Co.
21,000	0.720%—03/03/2015[3]	20,949
	Glencore Funding LLC
30,800	0.370%—11/03/2014	30,799
	Macquarie Bank Ltd.
40,100	0.542%—05/01/2015[1,3]	40,100
	Vodafone Group plc
63,900	0.550%—04/01/2015	63,752
3,100	0.600%—06/29/2015	3,088

		66,840

		173,661

REPURCHASE AGREEMENTS—0.9%
14,200	Repurchase Agreement with HSBC Bank Plc dated October 22, 2014 due November 05, 2014 at 0.110% collateralized by U.S. Treasury Notes (market value $14,553)	14,200
21,000	Repurchase Agreement with Morgan Stanley & Co. LLC. dated October 31, 2014 due November 03, 2014 at 0.170% collateralized by U.S. Treasury Bonds (market value $21,374)	21,000
1,500	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $1,535)	1,500

		36,700

U.S. GOVERNMENT OBLIGATIONS—1.3%
	U.S. Treasury Bills
303	0.035%—03/19/2015[11]	303
252	0.044%—04/02/2015[11]	252
54,500	0.059%—11/06/2014[11]	54,500

		55,055

TOTAL SHORT-TERM INVESTMENTS (Cost $371,116)		371,116

TOTAL INVESTMENTS—108.6% (Cost $4,464,789)		4,591,709

CASH AND OTHER ASSETS, LESS LIABILITIES—(8.6)%		(363,229)

TOTAL NET ASSETS—100.0%		$4,228,480

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2014

Description	Number of Contracts	Aggregate Face Value (000s)		Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Canadian Government Bond Futures 10 year (Sell)	127	CAD$	12,700	12/18/2014	$(82)
Euro-BTP Futures (Buy)	1,474		€147,400	12/08/2014	552
Euro-Bund Futures (Sell)	295		29,500	12/08/2014	(252)
Euro-Bund Option Futures (Sell)	319		31,900	11/21/2014	(56)
Euro-Bund Option Futures (Sell)	409		40,900	11/21/2014	56
United Kingdom Pound Sterling Interest Rate-3 month (Sell)	49		£6,125	06/17/2015	(16)
United Kingdom Pound Sterling Interest Rate-3 month (Sell)	153		19,125	09/16/2015	(67)
Eurodollar Futures-CME 90 day (Buy)	5,695		$1,423,750	03/16/2015	(45)
Eurodollar Futures-CME 90 day (Buy)	2,243		560,750	06/15/2015	(170)
Eurodollar Futures-CME 90 day (Buy)	3,347		836,750	12/14/2015	214

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS—Continued

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Eurodollar Futures-CME 90 day (Buy)	455	$113,750	06/13/2016	$183
Eurodollar Futures-CME 90 day (Buy)	311	77,750	09/19/2016	133
U.S. Treasury Bond Futures 30 year (Buy)	1,155	115,500	12/19/2014	409
U.S. Treasury Note Futures 10 year (Buy)	4,397	439,700	12/19/2014	5,577

Total Futures Contracts				$6,436

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2014

Description	Counterparty	Number of Contracts	Strike Index/Rate/Price		Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	14,100,000	215.95	[j]	03/12/2020	$119	$(2)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	33,900,000	216.69	[j]	04/07/2020	302	(6)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	15,100,000	217.97	[j]	09/29/2020	195	(3)
Inflation-Linked Swap Option 10 year (Put)	Deutsche Bank AG	5,100,000	215.95	[j]	03/10/2020	38	(1)
Inflation-Linked Swap Option 10 year (Put)	Deutsche Bank AG	15,600,000	218.01	[j]	10/13/2020	153	(4)
Credit Default Option 5 year (Call)	Citibank NA	13,300,000	0.60%		01/21/2015	23	(29)
Credit Default Option 5 year (Put)	Citibank NA	16,400,000	0.85		12/17/2014	19	(4)
Credit Default Option 5 year (Put)	Citibank NA	13,200,000	0.90		12/17/2014	15	(2)
Credit Default Option 5 year (Put)	Citibank NA	8,000,000	0.90		01/21/2015	16	(13)
Credit Default Option 5 year (Put)	Citibank NA	10,200,000	0.95		12/17/2014	13	(1)
Credit Default Option 5 year (Put)	Citibank NA	5,300,000	1.00		01/21/2015	13	(5)
Credit Default Option 5 year (Call)	Goldman Sachs International	6,200,000	0.60		01/21/2015	8	(13)
Credit Default Option 5 year (Put)	Goldman Sachs International	6,200,000	1.00		01/21/2015	17	(6)
Credit Default Option 5 year (Put)	Goldman Sachs International	3,900,000	1.10		01/21/2015	10	(2)
Credit Default Option 5 year (Put)	Goldman Sachs International	8,900,000	1.20		01/21/2015	22	(3)
Credit Default Option 5 year (Call)	JP Morgan Chase Bank NA	7,100,000	0.60		01/21/2015	10	(15)
Credit Default Option 5 year (Put)	JP Morgan Chase Bank NA	7,100,000	1.00		01/21/2015	20	(7)
Interest Rate Swap Option 3 year (Call)	Morgan Stanley Capital Services LLC	35,400,000	1.03		11/14/2014	38	(5)
Interest Rate Swap Option 5 year (Call)	BNP Paribas SA	18,400,000	0.45		12/05/2014	18	(42)
Interest Rate Swap Option 5 year (Put)	BNP Paribas SA	18,400,000	0.63		12/05/2014	11	(4)
Interest Rate Swap Option 5 year (Call)	Deutsche Bank AG	123,800,000	1.65		11/17/2014	198	(89)
Interest Rate Swap Option 5 year (Call)	Deutsche Bank AG	22,200,000	1.70		12/02/2014	47	(44)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	22,200,000	2.05		12/02/2014	100	(14)
Interest Rate Swap Option 5 year (Call)	Goldman Sachs Bank USA	38,200,000	1.80		12/01/2014	68	(149)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	32,800,000	2.10		12/01/2014	164	(11)
Interest Rate Swap Option 5 year (Call)	JP Morgan Chase Bank NA	33,300,000	1.70		11/17/2014	63	(43)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	4,400,000	1.58		11/28/2014	8	(3)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	75,200,000	1.58		11/14/2014	98	(17)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	67,300,000	1.68		11/14/2014	204	(63)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	33,900,000	1.78		11/28/2014	197	(114)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	94,300,000	1.80		12/01/2014	167	(367)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	1,700,000	2.03		11/28/2014	1	(1)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	41,200,000	2.13		11/28/2014	9	(9)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	82,700,000	2.15		12/01/2014	314	(17)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	136,100,000	2.52		09/18/2015	1,191	(1,309)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	56,600,000	2.60		09/14/2015	743	(461)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	53,100,000	2.77		01/23/2015	7	(5)
Interest Rate Swap Option 10 year (Call)	Deutsche Bank AG	12,600,000	0.95		03/23/2015	33	(69)
Interest Rate Swap Option 10 year (Put)	Deutsche Bank AG	12,600,000	1.55		03/23/2015	104	(40)
Interest Rate Swap Option 10 year (Call)	Goldman Sachs Bank USA	55,900,000	1.20		01/20/2015	302	(1,002)
Interest Rate Swap Option 10 year (Put)	Goldman Sachs Bank USA	55,900,000	1.60		01/20/2015	590	(36)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	33,100,000	2.80		02/02/2015	528	(175)
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	9,000,000	3.30		01/30/2015	104	(104)
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	17,500,000	3.32		01/16/2015	179	(143)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	Barclays Bank plc	4,900,000	$0.86		11/25/2014	22	(14)
Currency Option Australian Dollar vs. U.S. Dollar (Call)	BNP Paribas SA	4,700,000	0.89		12/15/2014	29	(23)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	BNP Paribas SA	9,400,000	0.86		11/13/2014	47	(16)
Currency Option Australian Dollar vs. U.S. Dollar (Call)	Citibank NA	5,600,000	0.89		12/15/2014	32	(25)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	Citibank NA	5,600,000	0.85		12/15/2014	28	(13)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	Citibank NA	5,700,000	0.85		11/20/2014	32	(4)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	Citibank NA	5,100,000	0.85		11/20/2014	25	(5)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	Citibank NA	5,300,000	0.86		11/13/2014	31	(9)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	Citibank NA	6,400,000	0.86		11/07/2014	29	(6)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	Citibank NA	4,900,000	0.87		11/05/2014	14	(5)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Counterparty	Number of Contracts	Strike Index/Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	Credit Suisse International	5,400,000	$0.86	12/01/2014	$34	$(17)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	Deutsche Bank AG	19,100,000	0.88	12/03/2014	106	(201)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	UBS AG Stamford	5,200,000	0.86	11/06/2014	26	(4)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	UBS AG Stamford	4,500,000	0.87	11/13/2014	21	(12)
Currency Option Euro vs. U.S. Dollar (Put)	BNP Paribas SA	8,000,000	1.26	11/18/2014	40	(81)
Currency Option Euro vs. U.S. Dollar (Put)	BNP Paribas SA	5,100,000	1.26	11/05/2014	22	(49)
Currency Option Euro vs. U.S. Dollar (Put)	Credit Suisse International	5,600,000	1.25	11/06/2014	28	(31)
Currency Option Euro vs. U.S. Dollar (Put)	Deutsche Bank AG	4,900,000	1.26	11/20/2014	31	(48)
Currency Option Euro vs. U.S. Dollar (Put)	Deutsche Bank AG	8,600,000	1.26	11/06/2014	44	(67)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Goldman Sachs Bank USA	4,700,000	2.80	01/20/2015	35	(23)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	Goldman Sachs Bank USA	4,700,000	2.30	01/20/2015	20	(9)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	JP Morgan Chase Bank NA	4,500,000	2.80	01/23/2015	35	(24)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	JP Morgan Chase Bank NA	4,300,000	2.80	01/21/2015	41	(21)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	JP Morgan Chase Bank NA	4,500,000	2.30	01/23/2015	35	(9)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	JP Morgan Chase Bank NA	4,300,000	2.30	01/21/2015	32	(8)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	Barclays Bank plc	9,400,000	63.27	01/27/2015	66	(68)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	Barclays Bank plc	5,800,000	63.90	01/16/2015	32	(24)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	Barclays Bank plc	4,900,000	64.25	02/25/2015	41	(35)
Currency Option U.S. Dollar vs. Indian Rupee (Put)	Barclays Bank plc	5,800,000	60.90	01/16/2015	32	(24)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	Citibank NA	5,800,000	62.80	12/24/2014	32	(28)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	Goldman Sachs Bank USA	6,700,000	63.50	01/12/2015	47	(31)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	Goldman Sachs Bank USA	1,700,000	63.85	02/25/2015	15	(14)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	HSBC Bank USA NA	6,800,000	63.00	01/06/2015	77	(38)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	HSBC Bank USA NA	3,000,000	63.85	02/25/2015	26	(25)
Currency Option U.S. Dollar vs. Indian Rupee (Put)	HSBC Bank USA NA	6,800,000	60.00	01/06/2015	15	(8)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	JP Morgan Chase Bank NA	5,600,000	63.00	12/18/2014	33	(19)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	JP Morgan Chase Bank NA	3,500,000	63.40	01/22/2015	22	(22)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	UBS AG Stamford	9,600,000	64.25	02/25/2015	82	(69)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Bank of America NA	9,500,000	97.00	11/10/2014	13	—
Currency Option U.S. Dollar vs. Japanese Yen (Call)	Barclays Bank plc	4,900,000	108.25	11/06/2014	17	(175)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Barclays Bank plc	5,700,000	97.00	11/10/2014	7	—
Currency Option U.S. Dollar vs. Japanese Yen (Put)	BNP Paribas SA	5,100,000	110.50	01/05/2015	45	(45)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Citibank NA	30,900,000	99.00	09/30/2015	307	(167)
Currency Option U.S. Dollar vs. Japanese Yen (Call)	Deutsche Bank AG	5,550,000	107.60	11/07/2014	23	(231)
Currency Option U.S. Dollar vs. Japanese Yen (Call)	Deutsche Bank AG	5,550,000	107.85	11/19/2014	27	(220)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	UBS AG Stamford	5,700,000	98.00	11/10/2014	12	—
Currency Option U.S. Dollar vs. Japanese Yen (Put)	UBS AG Stamford	12,900,000	100.00	07/03/2015	83	(48)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	UBS AG Stamford	8,200,000	110.00	12/03/2014	38	(38)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	UBS AG Stamford	8,200,000	110.50	12/03/2014	48	(48)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	UBS AG Stamford	6,600,000	110.50	01/07/2015	64	(64)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Goldman Sachs Bank USA	4,100,000	13.80	12/24/2014	32	(21)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Goldman Sachs Bank USA	4,100,000	13.85	01/28/2015	26	(34)
Currency Option U.S. Dollar vs. Mexican Peso (Put)	Goldman Sachs Bank USA	4,100,000	13.20	12/24/2014	15	(11)
Currency Option U.S. Dollar vs. Mexican Peso (Put)	Goldman Sachs Bank USA	4,100,000	13.25	01/28/2015	24	(23)
U.S. Treasury Note Option 10 year (Put)	CME Group	533	125.50	11/21/2014	99	(133)
U.S. Treasury Note Option 10 year (Put)	CME Group	692	126.00	11/21/2014	210	(292)

Total Written Options					$8,928	$(7,131)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2014

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Barclays Bank plc	$1,943	$1,940	11/04/2014	$3
Australian Dollar (Buy)	BNP Paribas SA	9,192	9,138	11/04/2014	54
Australian Dollar (Buy)	Goldman Sachs Capital Markets LP	68,151	68,385	11/04/2014	(234)
Australian Dollar (Buy)	JP Morgan Chase Bank NA	9,345	9,363	12/02/2014	(18)
Australian Dollar (Sell)	Deutsche Bank AG London	13,401	13,400	11/04/2014	(1)
Australian Dollar (Sell)	Goldman Sachs Capital Markets LP	64,975	64,350	11/04/2014	(625)
Australian Dollar (Sell)	Goldman Sachs Capital Markets LP	68,018	68,248	12/02/2014	230
Australian Dollar (Sell)	HSBC Bank USA	911	899	11/04/2014	(12)
Brazilian Real (Buy)	BNP Paribas SA	1,147	1,156	11/04/2014	(9)
Brazilian Real (Buy)	BNP Paribas SA	1,460	1,449	11/04/2014	11
Brazilian Real (Buy)	JP Morgan Chase Bank	1,428	1,449	11/04/2014	(21)
Brazilian Real (Buy)	UBS AG	13,272	13,331	11/04/2014	(59)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	UBS AG	$1,321	$1,320	11/04/2014	$1
Brazilian Real (Sell)	BNP Paribas SA	2,127	2,120	11/04/2014	(7)
Brazilian Real (Sell)	BNP Paribas SA	480	488	11/04/2014	8
Brazilian Real (Sell)	BNP Paribas SA	173	182	04/02/2015	9
Brazilian Real (Sell)	BNP Paribas SA	361	396	07/02/2015	35
Brazilian Real (Sell)	BNP Paribas SA	29,437	31,936	10/02/2015	2,499
Brazilian Real (Sell)	BNP Paribas SA	20,466	22,140	01/05/2016	1,674
Brazilian Real (Sell)	Credit Suisse International	8,410	8,826	04/02/2015	416
Brazilian Real (Sell)	Deutsche Bank AG London	3,779	4,141	07/02/2015	362
Brazilian Real (Sell)	Goldman Sachs Capital Markets LP	16,599	18,168	07/02/2015	1,569
Brazilian Real (Sell)	HSBC Bank USA	8,048	8,449	04/02/2015	401
Brazilian Real (Sell)	JP Morgan Chase Bank	630	626	11/04/2014	(4)
Brazilian Real (Sell)	JP Morgan Chase Bank	798	800	11/04/2014	2
Brazilian Real (Sell)	JP Morgan Chase Bank	4,868	4,809	04/02/2015	(59)
Brazilian Real (Sell)	JP Morgan Chase Bank	17,018	18,585	04/02/2015	1,567
Brazilian Real (Sell)	UBS AG	14,592	15,236	11/04/2014	644
Brazilian Real (Sell)	UBS AG	13,159	13,228	12/02/2014	69
Brazilian Real (Sell)	UBS AG	25,390	27,700	10/02/2015	2,310
British Pound Sterling (Buy)	Barclays Bank plc	2,003	2,032	11/04/2014	(29)
British Pound Sterling (Buy)	Citibank NA	53,320	54,066	11/04/2014	(746)
British Pound Sterling (Sell)	Citibank NA	1,553	1,545	11/04/2014	(8)
British Pound Sterling (Sell)	Citibank NA	25,204	25,395	12/02/2014	191
British Pound Sterling (Sell)	Deutsche Bank AG London	1,168	1,166	11/04/2014	(2)
British Pound Sterling (Sell)	JP Morgan Chase Bank NA	52,601	53,657	11/04/2014	1,056
Canadian Dollar (Buy)	BNP Paribas SA	3,786	3,809	11/17/2014	(23)
Canadian Dollar (Buy)	HSBC Bank USA	56,850	57,064	11/17/2014	(214)
Canadian Dollar (Sell)	Barclays Bank plc	24,292	24,442	11/17/2014	150
Canadian Dollar (Sell)	Citibank NA	53,905	55,605	02/10/2015	1,700
Canadian Dollar (Sell)	Goldman Sachs Capital Markets LP	47,989	48,185	11/17/2014	196
Canadian Dollar (Sell)	HSBC Bank USA	236	234	11/17/2014	(2)
Euro Currency (Buy)	Barclays Bank plc	247,797	250,619	11/04/2014	(2,822)
Euro Currency (Buy)	Barclays Bank plc	6,427	6,841	06/15/2015	(414)
Euro Currency (Buy)	BNP Paribas SA	77,068	78,279	11/04/2014	(1,211)
Euro Currency (Buy)	BNP Paribas SA	37,237	37,796	12/02/2014	(559)
Euro Currency (Buy)	BNP Paribas SA	10,171	10,862	06/15/2015	(691)
Euro Currency (Buy)	Credit Suisse International	270,019	274,720	11/04/2014	(4,701)
Euro Currency (Buy)	Deutsche Bank AG London	67,741	68,198	11/04/2014	(457)
Euro Currency (Buy)	Deutsche Bank AG London	21,112	21,210	12/02/2014	(98)
Euro Currency (Buy)	Deutsche Bank AG London	4,692	4,860	06/15/2015	(168)
Euro Currency (Buy)	Deutsche Bank AG London	16,000	17,075	06/13/2016	(1,075)
Euro Currency (Buy)	Goldman Sachs Capital Markets LP	179,798	181,751	11/04/2014	(1,953)
Euro Currency (Buy)	Goldman Sachs Capital Markets LP	18,087	18,154	12/02/2014	(67)
Euro Currency (Buy)	Goldman Sachs Capital Markets LP	19,120	20,375	06/15/2015	(1,255)
Euro Currency (Buy)	HSBC Bank USA	2,877	2,922	11/04/2014	(45)
Euro Currency (Buy)	JP Morgan Chase Bank NA	10,822	11,527	06/15/2015	(705)
Euro Currency (Buy)	Société Générale	19,889	21,229	06/15/2015	(1,340)
Euro Currency (Buy)	UBS AG	2,660	2,793	06/15/2015	(133)
Euro Currency (Sell)	Barclays Bank plc	20,870	22,588	06/15/2015	1,718
Euro Currency (Sell)	Barclays Bank plc	24,875	26,995	06/27/2016	2,120
Euro Currency (Sell)	BNP Paribas SA	80,800	81,205	11/04/2014	405
Euro Currency (Sell)	BNP Paribas SA	15,541	16,790	06/15/2015	1,249
Euro Currency (Sell)	Citibank NA	742,088	751,470	11/04/2014	9,382
Euro Currency (Sell)	Citibank NA	27,723	30,190	06/15/2015	2,467
Euro Currency (Sell)	Credit Suisse International	270,067	274,764	12/02/2014	4,697
Euro Currency (Sell)	Credit Suisse International	29,774	32,194	06/15/2015	2,420
Euro Currency (Sell)	Deutsche Bank AG London	22,409	22,591	11/04/2014	182
Euro Currency (Sell)	Deutsche Bank AG London	12,559	13,394	08/07/2015	835
Euro Currency (Sell)	Deutsche Bank AG London	2,270	2,422	02/01/2016	152
Euro Currency (Sell)	Deutsche Bank AG London	31,961	34,552	06/13/2016	2,591
Indian Rupee (Buy)	Barclays Capital	804	805	12/05/2014	(1)
Indian Rupee (Buy)	HSBC Bank USA	176	176	11/24/2014	—
Indian Rupee (Buy)	JP Morgan Chase Bank	2,295	2,286	01/08/2015	9
Indian Rupee (Sell)	HSBC Bank USA	1,530	1,524	01/08/2015	(6)
Indian Rupee (Sell)	JP Morgan Chase Bank	804	805	12/05/2014	1
Japanese Yen (Buy)	Barclays Bank plc	159,851	166,680	11/04/2014	(6,829)
Japanese Yen (Buy)	Barclays Bank plc	139,845	146,442	12/15/2014	(6,597)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Japanese Yen (Buy)	BNP Paribas SA	$35,122	$36,988	11/04/2014	$(1,866)
Japanese Yen (Buy)	Citibank NA	26,754	27,823	12/02/2014	(1,069)
Japanese Yen (Buy)	Deutsche Bank AG London	18,725	19,707	11/04/2014	(982)
Japanese Yen (Buy)	Deutsche Bank AG London	12,836	13,235	12/02/2014	(399)
Japanese Yen (Buy)	Goldman Sachs Capital Markets LP	7,845	8,253	11/04/2014	(408)
Japanese Yen (Buy)	JP Morgan Chase Bank NA	33,467	34,971	11/04/2014	(1,504)
Japanese Yen (Sell)	Barclays Bank plc	67,332	69,001	11/04/2014	1,669
Japanese Yen (Sell)	Barclays Bank plc	159,889	166,712	12/02/2014	6,823
Japanese Yen (Sell)	Citibank NA	46,220	48,536	12/15/2014	2,316
Japanese Yen (Sell)	Deutsche Bank AG London	51,546	53,232	11/04/2014	1,686
Japanese Yen (Sell)	HSBC Bank USA	48,533	49,725	11/04/2014	1,192
Japanese Yen (Sell)	HSBC Bank USA	17,042	18,707	08/07/2015	1,665
Japanese Yen (Sell)	JP Morgan Chase Bank NA	87,598	90,413	11/04/2014	2,815
Japanese Yen (Sell)	JP Morgan Chase Bank NA	52,072	54,808	12/15/2014	2,736
Japanese Yen (Sell)	UBS AG	41,553	43,734	12/15/2014	2,181
Mexican Peso (Buy)	Barclays Bank plc	23,236	23,253	12/18/2014	(17)
Mexican Peso (Buy)	Barclays Bank plc	810	807	12/18/2014	3
Mexican Peso (Buy)	Barclays Bank plc	1,286	1,289	02/05/2015	(3)
Mexican Peso (Buy)	Barclays Bank plc	1,181	1,175	02/05/2015	6
Mexican Peso (Buy)	BNP Paribas SA	59,791	59,838	11/13/2014	(47)
Mexican Peso (Buy)	BNP Paribas SA	26,905	27,495	12/18/2014	(590)
Mexican Peso (Buy)	BNP Paribas SA	315	314	12/18/2014	1
Mexican Peso (Buy)	BNP Paribas SA	68,750	68,791	02/05/2015	(41)
Mexican Peso (Buy)	Citibank NA	1,020	1,048	12/18/2014	(28)
Mexican Peso (Buy)	Goldman Sachs Capital Markets LP	21,169	21,400	12/18/2014	(231)
Mexican Peso (Buy)	HSBC Bank USA	14,854	14,860	02/19/2015	(6)
Mexican Peso (Buy)	JP Morgan Chase Bank NA	46,874	46,949	12/11/2014	(75)
Mexican Peso (Buy)	JP Morgan Chase Bank NA	8,746	9,014	12/18/2014	(268)
Mexican Peso (Buy)	JP Morgan Chase Bank NA	66,378	65,744	01/22/2015	634
Mexican Peso (Buy)	JP Morgan Chase Bank NA	903	896	02/05/2015	7
Mexican Peso (Buy)	UBS AG	24,208	24,589	12/18/2014	(381)
Mexican Peso (Sell)	Barclays Bank plc	8,904	8,910	12/18/2014	6
Mexican Peso (Sell)	BNP Paribas SA	11,204	11,243	12/18/2014	39
Mexican Peso (Sell)	BNP Paribas SA	63,090	64,427	01/22/2015	1,337
Mexican Peso (Sell)	BNP Paribas SA	2,041	2,032	02/05/2015	(9)
Mexican Peso (Sell)	BNP Paribas SA	22,834	23,408	02/05/2015	574
Mexican Peso (Sell)	BNP Paribas SA	14,798	15,124	02/19/2015	326
Mexican Peso (Sell)	Deutsche Bank AG London	6,210	6,191	12/18/2014	(19)
Mexican Peso (Sell)	Deutsche Bank AG London	22,352	22,402	12/18/2014	50
Mexican Peso (Sell)	Deutsche Bank AG London	45,491	46,631	02/05/2015	1,140
Mexican Peso (Sell)	Goldman Sachs Capital Markets LP	59,489	60,550	11/13/2014	1,061
Mexican Peso (Sell)	Goldman Sachs Capital Markets LP	13,166	13,494	12/11/2014	328
Mexican Peso (Sell)	Goldman Sachs Capital Markets LP	837	833	12/18/2014	(4)
Mexican Peso (Sell)	Goldman Sachs Capital Markets LP	26,150	26,583	12/18/2014	433
Mexican Peso (Sell)	Goldman Sachs Capital Markets LP	2,977	3,050	01/22/2015	73
Mexican Peso (Sell)	JP Morgan Chase Bank NA	10,384	10,423	12/18/2014	39
Mexican Peso (Sell)	Société Générale	33,707	34,624	12/11/2014	917
Mexican Peso (Sell)	UBS AG	1,934	1,923	12/18/2014	(11)
Mexican Peso (Sell)	UBS AG	21,684	21,702	12/18/2014	18

Total Forward Currency Contracts					$32,302

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2014

CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.700%	12/19/2024	CAD$	6,500	$(32)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.307	10/21/2044		€25,000	66
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.500	09/18/2016		£97,400	(493)
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.590	10/05/2016		102,700	(407)
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.510	10/07/2016		14,400	(38)
CME Group	British Bankers’ Association LIBOR GBP 6-Month	Pay	1.880	10/05/2017		40,400	(335)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.600%	09/06/2016	MEX$	1,075,100	$199
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.000	09/13/2017		11,900	5
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.500	09/13/2017		162,100	53
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.000	06/11/2018		70,900	55
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		16,400	12
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.700	01/18/2019		86,000	48
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.350	06/02/2021		213,600	201
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.610	07/07/2021		30,800	(5)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.840	09/14/2021		56,400	(9)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.570	10/08/2021		108,200	(51)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.500	09/02/2022		103,500	116
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.020	06/08/2034		246,300	(154)
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.810	06/19/2034		260,000	(238)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.750	03/19/2020		$265,100	1,180
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	4.000	06/19/2024		41,600	648
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	4.250	06/15/2041		212,200	6,798
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043		43,000	(771)
CME Group	Federal Funds Effective Rate US	Pay	0.087	12/30/2014		168,600	(1)
CME Group	Federal Funds Effective Rate US	Pay	0.089	02/27/2015		234,500	(3)
CME Group	Federal Funds Effective Rate US	Pay	1.000	10/15/2017		277,800	(1,237)

Interest Rate Swaps							$5,607

CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Senior Financials Series 22 Version 1	Buy	1.000%	12/20/2019	0.673%	$1,138	$558	€51,800	$580
ICE Group	Dow Jones CDX North America Investment Grade Index Series 23	Buy	1.000	12/20/2019	0.637	308	265	$16,300	43

Credit Default Swaps									$623

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	10.910%	01/02/2017	R$	2,900	$1
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	11.470	01/02/2017		193,900	(67)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Receive	11.000	01/04/2021		50,600	430
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	11.250	01/04/2021		800	(3)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	12.055	01/04/2021		76,100	316
Citibank NA	Brazil Cetip Interbank Deposit	Pay	11.500	01/04/2021		39,000	(69)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	11.470	01/02/2017		20,500	(12)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	11.250	01/04/2021		16,100	(97)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	11.500	01/04/2021		5,900	(5)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021		79,800	(96)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	12.000	01/04/2021		1,800	5
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	11.470	01/02/2017		82,300	(40)
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	11.250	01/04/2021		3,800	(3)
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	11.500	01/04/2021		25,700	(112)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	11.470	01/02/2017		68,800	(48)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	12.055	01/04/2021		10,600	35
JP Morgan Chase Bank NA	Brazil Cetip Interbank Deposit	Pay	11.470	01/02/2017		5,800	2
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.500	01/04/2021		202,100	(1,002)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	12.560	01/04/2021		4,200	16

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
UBS AG Stamford	Brazil Cetip Interbank Deposit	Pay	11.250%	01/04/2021	R$	700	$(3)
UBS AG Stamford	Brazil Cetip Interbank Deposit	Pay	11.500	01/04/2021		37,600	(45)
UBS AG Stamford	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021		7,000	28
Barclays Bank plc	Mexico Interbank TIIE 28 Day	Pay	5.000	09/13/2017	MEX$	2,900	6
Barclays Bank plc	Mexico Interbank TIIE 28 Day	Pay	5.250	06/11/2018		7,400	16
Barclays Bank plc	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		5,800	14
Barclays Bank plc	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		206,400	451
Barclays Bank plc	Mexico Interbank TIIE 28 Day	Pay	6.000	06/05/2023		14,800	30
BNP Paribas SA	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		7,300	2
Deutsche Bank AG	Mexico Interbank TIIE 28 Day	Pay	5.700	01/18/2019		28,000	76
Deutsche Bank AG	Mexico Interbank TIIE 28 Day	Pay	5.000	10/10/2019		129,400	(70)
Deutsche Bank AG	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		14,500	9
Deutsche Bank AG	Mexico Interbank TIIE 28 Day	Pay	7.020	06/08/2034		288,400	(399)
Deutsche Bank AG	Mexico Interbank TIIE 28 Day	Pay	6.810	06/19/2034		49,000	(25)
Goldman Sachs Bank USA	Mexico Interbank TIIE 28 Day	Pay	5.250	06/11/2018		13,300	29
Goldman Sachs Bank USA	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		18,800	45
Goldman Sachs Bank USA	Mexico Interbank TIIE 28 Day	Pay	5.700	01/18/2019		29,000	75
Goldman Sachs Bank USA	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		15,300	22
HSBC Bank USA NA	Mexico Interbank TIIE 28 Day	Pay	5.000	09/13/2017		8,700	18
HSBC Bank USA NA	Mexico Interbank TIIE 28 Day	Pay	5.000	06/11/2018		208,000	524
HSBC Bank USA NA	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		6,200	14
HSBC Bank USA NA	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023		18,400	11
HSBC Bank USA NA	Mexico Interbank TIIE 28 Day	Pay	6.570	04/19/2024		38,400	108
JP Morgan Chase Bank NA	Mexico Interbank TIIE 28 Day	Pay	5.250	06/11/2018		5,900	11
JP Morgan Chase Bank NA	Mexico Interbank TIIE 28 Day	Pay	5.500	06/11/2018		2,900	7
JP Morgan Chase Bank NA	Mexico Interbank TIIE 28 Day	Pay	5.700	01/18/2019		29,000	76
JP Morgan Chase Bank NA	Mexico Interbank TIIE 28 Day	Pay	6.000	06/05/2023		20,900	93
Morgan Stanley Capital Services LLC	Mexico Interbank TIIE 28 Day	Pay	5.000	06/11/2018		64,100	163
Morgan Stanley Capital Services LLC	Mexico Interbank TIIE 28 Day	Pay	5.250	06/11/2018		9,000	19

Interest Rate Swaps							$556

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	Hellenic Republic 2.000% due 02/24/2023	Sell	1.000%	12/20/2015	6.788%	$(845)	$(568)	€11,000	$(277)
BNP Paribas SA	United States of America 4.875% due 08/15/2016	Sell	0.250	03/20/2016	0.097	47	(219)	15,500	266
UBS AG Stamford	United States of America 4.875% due 08/15/2016	Sell	0.250	09/20/2015	0.086	61	(414)	27,700	475
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.217	38	37	$2,400	1
Barclays Bank plc	Bolivarian Republic of Venezuela 9.250% due 09/15/2027	Buy	5.000	06/20/2015	20.309	42	65	500	(23)
Goldman Sachs International	Bolivarian Republic of Venezuela 9.250% due 09/15/2027	Buy	5.000	06/20/2015	20.309	628	900	7,400	(272)
Morgan Stanley Capital Services LLC	Bolivarian Republic of Venezuela 9.250% due 09/15/2027	Buy	5.000	06/20/2015	20.309	68	96	800	(28)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 12	Sell	5.000	12/20/2014	2.921	25	290	2,914	(265)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.722	469	2,882	23,406	(2,413)
Credit Suisse International	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.722	45	306	2,256	(261)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.722	107	729	5,358	(622)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA NA	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000%	06/20/2015	2.722%	$1,415	$5,405	$70,594	$(3,990)
JP Morgan Chase Bank NA	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.722	43	244	2,162	(201)
Morgan Stanley Capital Services LLC	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.722	185	1,089	9,212	(904)
Bank of America NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.487	4	(6)	700	10
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.487	13	(20)	2,300	33
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2016	0.602	47	(47)	7,000	94
Citibank NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.487	6	(15)	1,000	21
Citibank NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	0.664	171	(81)	25,800	252
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	0.664	101	(44)	15,200	145
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2019	1.317	(10)	(34)	800	24
HSBC Bank USA NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.487	19	(25)	3,300	44
HSBC Bank USA NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	12/20/2019	1.520	(649)	(997)	26,900	348
JP Morgan Chase Bank NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.487	19	(28)	3,300	47
UBS AG Stamford	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.487	4	(5)	700	9
Barclays Bank plc	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	09/20/2016	0.295	70	54	4,800	16
Deutsche Bank AG	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	1.000	09/20/2015	0.230	29	45	3,600	(16)
Deutsche Bank AG	JP Morgan Chase & Co. 4.750% due 03/01/2015	Sell	1.000	09/20/2016	0.257	73	62	4,800	11
Deutsche Bank AG	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	09/20/2018	0.607	226	186	14,100	40
Barclays Bank plc	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2018	0.609	10	6	600	4
Citibank NA	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.145	17	45	2,600	(28)
Citibank NA	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2018	0.609	29	16	1,700	13
JP Morgan Chase Bank NA	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2019	0.801	35	21	3,200	14
Morgan Stanley Capital Services LLC	People’s Republic of China 4.250% due 10/28/2014	Sell	1.000	12/20/2019	0.801	7	4	600	3
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.145	53	141	7,900	(88)
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	0.252	12	9	900	3
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.277	6	3	400	3
Barclays Bank plc	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	06/20/2016	0.467	74	(119)	7,500	193
Deutsche Bank AG	Republic of Indonesia 6.750% due 03/10/2014	Sell	1.000	09/20/2015	0.290	9	(28)	1,200	37
Morgan Stanley Capital Services LLC	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	0.518	47	(68)	4,600	115
UBS AG Stamford	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	0.518	20	(32)	2,000	52
Barclays Bank plc	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2017	0.740	17	8	2,100	9

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Republic of Italy 6.875% due 09/27/2023	Sell	1.000%	06/20/2019	1.065%	$(8)	$(29)	$4,400	$21
Barclays Bank plc	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	09/20/2019	1.097	(2)	—	500	(2)
Barclays Bank plc	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	12/20/2019	1.126	(125)	(451)	25,000	326
BNP Paribas SA	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	09/20/2016	0.598	5	6	600	(1)
BNP Paribas SA	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	12/20/2019	1.126	(374)	(1,339)	75,000	965
Citibank NA	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2017	0.740	64	47	8,100	17
Deutsche Bank AG	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	09/20/2016	0.598	4	5	500	(1)
Deutsche Bank AG	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	09/20/2016	0.598	15	13	1,700	2
Deutsche Bank AG	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2019	1.065	(8)	(31)	4,400	23
Deutsche Bank AG	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	09/20/2019	1.097	(8)	(1)	2,400	(7)
Goldman Sachs International	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2017	0.740	6	4	800	2
Goldman Sachs International	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	12/20/2019	1.126	(249)	(841)	50,000	592
HSBC Bank USA NA	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	09/20/2016	0.598	30	26	3,400	4
HSBC Bank USA NA	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2019	1.065	(2)	(8)	1,000	6
Morgan Stanley Capital Services LLC	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2017	0.740	17	8	2,100	9
Morgan Stanley Capital Services LLC	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	12/20/2019	1.126	(169)	(637)	33,800	468
Barclays Bank plc	Russian Federation 7.500% due 03/31/2030	Sell	1.000	09/20/2015	1.993	(21)	(35)	2,700	14
Barclays Bank plc	Russian Federation 7.500% due 03/31/2030	Sell	1.000	09/20/2019	2.398	(2,222)	(2,127)	36,200	(95)
Barclays Bank plc	Russian Federation 7.500% due 03/31/2030	Sell	1.000	12/20/2019	2.424	(516)	(562)	7,900	46
Citibank NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	09/20/2015	1.993	(93)	(141)	12,100	48
Deutsche Bank AG	Russian Federation 7.500% due 03/31/2030	Sell	1.000	09/20/2015	1.993	(7)	(11)	900	4
HSBC Bank USA NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2017	2.190	(18)	(13)	600	(5)
JP Morgan Chase Bank NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2019	2.369	(17)	(17)	300	—
Morgan Stanley Capital Services LLC	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2019	2.369	(6)	(6)	100	—
Deutsche Bank AG	The Export-Import Bank of China 4.875% due 07/21/2015	Sell	1.000	06/20/2017	0.593	6	(21)	500	27
JP Morgan Chase Bank NA	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	06/20/2017	0.460	15	15	1,000	—
UBS AG Stamford	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2015	0.023	72	138	5,800	(66)
Citibank NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.254	12	(21)	1,600	33
Citibank NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	06/20/2016	0.325	729	10	59,600	719
Citibank NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	0.595	9	—	500	9
Citibank NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.699	102	51	7,000	51
Deutsche Bank AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.303	153	(103)	14,100	256

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	United Mexican States 5.950% due 03/19/2019	Sell	1.000%	06/20/2019	0.699%	$28	$12	$1,900	$16
Goldman Sachs International	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	0.595	39	(5)	2,200	44
Goldman Sachs International	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.699	7	3	500	4
Goldman Sachs International	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2019	0.744	112	62	8,500	50
HSBC Bank USA NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.303	225	(155)	20,800	380
HSBC Bank USA NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2016	0.341	8	3	600	5
HSBC Bank USA NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.699	100	49	6,800	51
JP Morgan Chase Bank NA	United Mexican States 7.500% due 04/08/2033	Sell	0.920	03/20/2016	0.303	3	—	300	3
JP Morgan Chase Bank NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2016	0.341	14	6	1,000	8
JP Morgan Chase Bank NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	12/20/2018	0.595	9	(1)	500	10
JP Morgan Chase Bank NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2019	0.744	119	66	9,000	53
Morgan Stanley Capital Services LLC	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2019	0.744	131	68	9,900	63
UBS AG Stamford	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.254	5	(7)	600	12
Credit Suisse International	Verizon Communications Inc. 5.500% due 04/01/2017	Sell	1.000	09/20/2018	0.389	12	13	500	(1)

Credit Default Swaps									$(2,943)

Total Swaps									$3,843

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2014 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$158,347	$—	$158,347
Bank Loan Obligations	—	29,257	—	29,257
Collateralized Mortgage Obligations	—	356,520	—	356,520
Corporate Bonds & Notes	—	1,025,809	25,000	1,050,809
Foreign Government Obligations.	—	395,443	—	395,443
Mortgage Pass-Through	—	1,076,675	1,693	1,078,368
Municipal Bonds	—	354,727	—	354,727
Preferred Stocks	7,505	—	—	7,505
Rights/Warrants	—	—	—	—
U.S. Government Agencies	—	139,973	—	139,973
U.S. Government Obligations	—	649,644	—	649,644
Short-Term Investments
Certificates of Deposit	—	105,700	—	105,700
Commercial Paper	—	173,661	—	173,661
Repurchase Agreements	—	36,700	—	36,700
U.S. Government Obligations	—	55,055	—	55,055

Total Investments in Securities	$7,505	$4,557,511	$26,693	$4,591,709

Financial Derivative Instruments - Assets
Forward Currency Contracts	$—	$73,460	$—	$73,460
Futures Contracts	7,124	—	—	7,124
Swap Agreements	—	19,279	—	19,279

Total Financial Derivative Instruments - Assets	$7,124	$92,739	$—	$99,863

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Liability Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$—	$(41,158)	$—	$(41,158)
Futures Contracts	(688)	—	—	(688)
Swap Agreements	—	(15,436)	—	(15,436)
Written Options	(425)	(6,706)	—	(7,131)

Total Financial Derivative Instruments - Liabilities	$(1,113)	$(63,300)	$—	$(64,413)

Total Investments	$13,516	$4,586,950	$26,693	$4,627,159

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2014.

Valuation Description	Balance Beginning at 11/01/2013 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2014[w] (000s)
Corporate Bonds & Notes	$—	$24,500	$—	$—	$—	$500	$—	$—	$25,000
Mortgage Pass-Through	1,883	—	(213)	(2)	—	25	—	—	1,693
Rights/Warrants	—	—	—	—	—	—	—	—	—

	$1,883	$24,500	$(213)	$(2)	$—	$525	$—	$—	$26,693

There were no transfers between levels during the year.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 10/31/2014 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Corporate Bonds & Notes
Keane Group Holdings LLC 8.500%-08/08/2019	$25,000	Market Approach	Par Value	$100.00

Mortgage Pass-Through
Federal Housing Authority Project 7.400%-02/01/2021	$23	Benchmark Pricing	Base Price	98.20
Federal Housing Authority Project 7.450%-05/01/2021	1,670	Benchmark Pricing	Base Price	98.20

	$1,693

Rights/Warrants
General Motors Co. Escrow	$—	Cash Available in Relation to Claims	Estimated Recovery Value	0.00

	$26,693

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security, the stated rate represents the rate in effect at October 31, 2014.

2	Variable rate security, the stated rate represents the rate in effect at October 31, 2014.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2014, the aggregate value of these securities was $380,902 or 9% of net assets.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	MTN after the name of a security stands for Medium Term Note.

6	Perpetuity bond, the maturity date represents the next callable date.

7	Step coupon security, the stated rate represents the rate in effect at October 31, 2014.

8	Zero coupon bond.

9	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2014. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).

10	Position or a portion of the position represents an unsettled loan commitment. At period end, the total value of unsettled commitments totaled $53,610 or 1% of net assets. The coupon rate is subject to change at the time of settlement.

11	At October 31, 2014, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $59,214 or 1% of net assets.

12	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

j	Amount represents Index Value.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

Valuation Description	Unrealized Gain/(Loss) as of 10/31/2014 (000s)
Corporate Bonds & Notes	$500
Mortgage Pass-Through	(27)
Rights/Warrants	(15)

$458

x	Valued by subadviser in accordance with Harbor Funds Valuation Procedures using Par Value, which is a Level 3 input.

y	Valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms, which is a Level 3 input.

z	Fair valued in accordance with Harbor Funds Valuation Procedures using estimated recovery value, which is a Level 3 input.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

650 Newport Center Drive Newport Beach, CA 92660

PORTFOLIO MANAGER

Mihir P. Worah

Since 2007

PIMCO has subadvised the Fund since its inception in 2005.

INVESTMENT GOAL

Maximum real return, consistent with preservation of real capital

PRINCIPAL STYLE CHARACTERISTICS

Inflation-indexed fixed income securities

Mihir P. Worah

Management’s Discussion of Fund Performance

MARKET REVIEW

Monetary policy continued to be a major influence on bond markets, as the fiscal year ended October 31, 2014, brought a divergence in policies across various regions. As the Federal Reserve was ending its third round of quantitative easing in the United States, other central banks were expanding their purchasing programs. The European Central Bank announced additional measures during 2014 as the economic recovery in Europe remained weak and concerns increased about potential deflation in the region. Mario Draghi, the ECB president, expanded easing measures by cutting rates and implementing a securitized debt purchase program. The Bank of Japan also took additional easing measures after the effects of a tax hike earlier in 2014 furthered concerns of a meager recovery. The action by the Bank of Japan to increase asset purchases occurred just prior to the end of the fiscal year.

While the developed world remained focused on monetary policy, markets experienced a moderate amount of volatility, which was exacerbated by geopolitical tensions ranging from Argentina’s debt-repayment crisis, to turmoil between Russia and Ukraine, and most recently conflict in the Middle East. The yield of the benchmark 10-year U.S. Treasury note closed on October 31, 2014, at 2.34%, down 23 basis points, or 0.23 percentage points, from 12 months earlier. Yields fall as bond prices rise. The U.S. Treasury yield curve flattened as long-term yields fell more than the yields of securities with shorter maturities.

U.S. Treasurys posted positive performance for the year as yields rallied, and fixed income spread sectors also posted generally positive performance. Corporate bonds and mortgage-backed securities outperformed like-duration Treasurys as investors continued to seek attractive yield opportunities and consumer sentiment improved. U.S. Treasury Inflation Protected Securities, or TIPS, underperformed U.S. nominal Treasurys during the fiscal year as energy prices declined, especially in the latter part of the fiscal year. Additionally, a stronger U.S. dollar weighed on inflation expectations, contributing to the underperformance of inflation-linked securities. In Europe, yields declined as extraordinary measures introduced by the European Central Bank to stimulate the economy helped to support the performance of European bonds, both nominal and inflation-linked.

PERFORMANCE

Harbor Real Return Fund returned 2.07% (Institutional Class) and 1.81% (Administrative Class) for fiscal 2014, compared with the 1.90% return of the Barclays U.S. TIPS Index benchmark.

The following strategies helped returns during the fiscal year:

•	Exposure to U.K. inflation-linked bonds, as yields in the U.K. rallied after the Scottish referendum vote.

•	An allocation to non-agency mortgage-backed securities, which continued to benefit as the housing recovery persisted through the fiscal year.

•	Tactical allocation to corporate bonds, as improved consumer sentiment and balance sheets supported the corporate sector.

The following strategies were negative or neutral for returns during the fiscal year:

•	Underweighted positioning at the long end of the yield curve, where yields rallied most in the past year.

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	94.8%
Italy Buoni Poliennali Del Tesoro	4.1%
Spain Government	2.9%
Bundesobligation Inflation Linked	2.2%
Telefonica Emisiones SAU	2.0%
DBUBS Mortgage Trust	1.7%
Stone Street Trust	1.5%
SLM Student Loan Trust	1.3%
France Government Bond OAT	1.1%
Hellenic Republic Treasury	0.9%

•	Exposure to local interest rates in emerging markets, like Brazil, where rates rose amid inflationary fears and rate hikes by the central bank.

OUTLOOK AND STRATEGY

We expect to see a trend of low policy rates as we believe that global aggregate demand remains insufficient to absorb bountiful aggregate supply despite extraordinary monetary policies. We expect growing dispersion in global growth and policy trends over the next 12 months. We anticipate that the United States will continue to lead in the developed world while the eurozone and Japan will fall well short of self-sustaining growth.

We expect growth of 2.5%-3.0% in the U.S. with growth likely to be driven by an acceleration in capital expenditures, as corporations experience additional pricing power and better expected returns on investments. We think the eurozone will continue its climb out of a double dip recession and we expect the economy to expand by 0.75%-1.25%. We expect the European Central Bank to keep monetary policy exceptionally accommodative for an extended period as it combats deflationary forces arising from a combination of ongoing fiscal tightening and still-constrained credit conditions. While debate continues on how the economy will react to the exceptional monetary policy introduced by the Bank of Japan, we expect growth of 1.0%-1.5%. Given tepid growth elsewhere in the economy, coupled with a considerable drag from a sales-tax hike in April, we think the Bank of Japan will be obligated to continue to support economic growth over the next year. In terms of inflation expectations, while we believe inflation will be higher on average in calendar 2015, we still expect subdued inflation in the shorter term.

With respect to portfolio strategies, we expect to:

•	Target neutral exposure to duration while emphasizing positions that stand to benefit if market expectations of rate increases do not materialize.

•

Favor intermediate-maturity bonds, as securities at both the short and long ends of the yield curve could see additional volatility as the Fed prepares to hike its overnight rate sometime in 2015. Additionally, we believe that the middle of the TIPS yield curve offers superior opportunities for roll down, the price appreciation that typically occurs as fixed income securities start to mature and roll down a steep yield curve.

•	Use inflation swaps to enhance exposure to inflation, given a low inflation risk premium between intermediate and longer maturities.

•

Continue to make allocations to non-U.S. inflation-linked bonds, particularly Italian inflation-linked securities, as well as nominal bonds from Spain and Slovenia, which we think offer higher real yields with significant policy support to reduce the risk of downside surprises.

•

Continue to hold French and German inflation-linked bonds that are pricing in inflation expectations well below 1% and maintain exposure to Australian and New Zealand inflation-indexed securities, which offer attractive real yields and policy maneuverability.

•	Remain selective in allocations to emerging markets, where we favor Mexican inflation-linked securities given solid fundamentals and attractive breakeven inflation levels relative to nominal bonds.

•

Maintain an overall neutral currency stance as long as central bank actions continue to drive high levels of currency volatility; remain short against the euro and Japanese yen while favoring the Mexican peso.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$169,969

ADMINISTRATIVE CLASS

Fund #	2225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Net Expense Ratio	0.85%[a]

Total Net Assets (000s)	$3,481

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	1.75%	1.07%

Yield to Maturity	4.07%	2.09%

Current 30-Day Yield (Institutional Class)	1.67%	1.00%

Weighted Average Maturity	8.44 years	8.34 years

Weighted Average Duration	6.73 years	7.05 years

Portfolio Turnover (Year Ended 10/31/2014)	427%	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	31.33%

>5 to 10	32.34%

>10 to 15	33.25%

>15 to 20	0.23%

>20 to 25	0.13%

>25 yrs.	2.72%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 10/31/2014

Total Returns For the periods ended 10/31/2014
Harbor Real Return Fund
Institutional Class	2.07%	4.41%	4.86%	12/01/2005	$15,263
Administrative Class	1.81%	4.12%	4.58%	12/01/2005	$14,911
Comparative Index
Barclays U.S. TIPS	1.90%	4.41%	4.83%	—	$15,234

As stated in the Fund’s current prospectus, the expense ratios were 0.61% (Institutional Class); and 0.86% (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflective of a voluntary expense cap that may be discontinued at any time. Expense cap excludes any interest expense incurred by the fund, if any.

b	Annualized.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -29.0%)

ASSET-BACKED SECURITIES—5.4%
Principal Amount (000s)		Value (000s)

	Aegis Asset Backed Securities Trust
	Series 2004-6 Cl. M2
$800	1.152%—03/25/2035[1]	$713
	Countrywide Asset-Backed Certificates
	Series 2007-12 Cl. 2A2
280	0.652%—08/25/2047[1]	275
	GSAMP Trust
	Series 2004-WF Cl. M2
246	1.802%—10/25/2034[1]	215
	Hillmark Funding Ltd.
	Series 2006-1A Cl. A1
1,322	0.484%—05/21/2021[1,2]	1,310
	JP Morgan Mortgage Acquisition Trust
	Series 2007-CH5 Cl. A4
700	0.312%—05/25/2037[1]	631
	Long Beach Mortgage Loan Trust
	Series 2005-WL2 Cl. M2
500	0.642%—08/25/2035[1]	417
	Magi Funding plc
	Series I-A Cl. A
€53	0.429%—04/11/2021[1,2]	66
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A2
$240	0.392%—06/25/2036[1]	135
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
125	0.222%—10/25/2036[1]	76
	Park Place Securities Inc.
	Series 2004-WWF1 Cl. M2
132	1.172%—12/25/2034[1]	132
	People’s Choice Home Loan Securities Trust
	Series 2005-1 Cl. M4
900	1.505%—01/25/2035[1]	729
	RASC Series Trust
	Series 2007-KS3 Cl. AI3
1,600	0.402%—04/25/2037[1]	1,405
	Saxon Asset Securities Trust
	Series 2003-1 Cl. AF7
119	4.034%—06/25/2033[3]	121
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. A1B
580	0.432%—08/25/2035[1]	572
	SLM Student Loan Trust
	Series 2003-2 Cl. A5
€1,703	0.344%—12/15/2023[1]	2,118
	Series 2002-7X Cl. A5
167	0.354%—09/15/2021[1]	210

		2,328

	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
$200	0.432%—05/25/2036[1]	168
	Wood Street CLO BV4
	Series II-A Cl. A1
€74	0.433%—03/29/2021[1,2]	92

TOTAL ASSET-BACKED SECURITIES (Cost $9,265)		9,385

COLLATERALIZED MORTGAGE OBLIGATIONS—5.8%
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-5 Cl. A1
$5	2.171%—08/25/2035[1]	5
	Series 2005-5 Cl. A2
9	2.271%—08/25/2035[1]	9
	Series 2005-2 Cl. A2
2	2.528%—03/25/2035[1]	2
	Series 2005-2 Cl. A1
9	2.580%—03/25/2035[1]	9

		25

	Bear Stearns Alt-A Trust
	Series 2005-5 Cl. 25A1
1,533	4.865%—07/25/2035[5]	1,278
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-12 Cl. 2A1
592	0.952%—08/25/2035[1,2]	507
	Countrywide Alternative Loan Trust
	Series 2005-79CB Cl. A5
445	5.500%—01/25/2036	398
	Series 2006-19CB Cl. A4
175	6.000%—08/25/2036[1]	157
	Series 2007-5CB Cl. 1A13
185	6.000%—04/25/2037	163
	Series 2007-5CB Cl. 1A4
680	6.000%—04/25/2037	596

		1,314

	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB5 Cl. 2A1
62	2.341%—04/20/2035[1,5]	63
	DBUBS Mortgage Trust
	Series 2011-LC2A Cl. A2
2,800	3.386%—07/10/2044[2]	2,896
	Deutsche Alt-A Securities Inc.
	Series 2007-AB1 Cl. A1
682	0.452%—04/25/2037[1]	385
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-HOA1 Cl. A11
592	0.332%—07/25/2047[1]	462
	JP Morgan Mortgage Trust
	Series 2005-A3 Cl. 2A1
139	5.007%—06/25/2035[5]	138
	Lavender Trust
	Series 2010-RR2A Cl. A4
1,123	6.250%—10/26/2036[2]	807
	Lehman XS Trust
	Series 2006-12N Cl. A31A
308	0.352%—08/25/2046[1]	238
	Morgan Stanley Mortgage Loan Trust
	Series 2006-8AR Cl. 6A1
249	2.133%—06/25/2036[5]	243

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)

		RBSSP Resecuritization Trust
		Series 2010-1 Cl. 2A1
	$948	2.020%—07/26/2045[2,5]	$956
		Residential Accredit Loans Inc.
		Series 2006-QO6 Cl. A1
	124	0.332%—06/25/2046[1]	57
		Residential Asset Securitization Trust
		Series 2006-R1 Cl. A2
	74	0.552%—01/25/2046[1]	40
		Series 2006-A12 Cl. A3
	699	6.000%—11/25/2036	516
		Series 2006-A12 Cl. A2
	130	6.250%—11/25/2036	99

			655

		Structured Asset Mortgage Investments Inc.
		Series 2006-AR5 Cl. 1A1
	73	0.362%—05/25/2046[1]	55
		Washington Mutual Mortgage Pass Through Certificates
		Series 2003-AR9 Cl. 2A
	39	2.442%—09/25/2033[5]	39

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,987)		10,118

CORPORATE BONDS & NOTES—7.6%
		Ally Financial Inc.
	800	2.434%—12/01/2014[1]	800
		Banco Popolare SC MTN[6]
	€500	3.500%—03/14/2019	651
		Banco Santander Brasil SA
	$500	4.250%—01/14/2016[2]	515
		Electricite de France SA
	800	0.691%—01/20/2017[1,2]	803
	200	1.150%—01/20/2017[2]	201

			1,004

		GATX Financial Corp.
	1,000	5.800%—03/01/2016	1,062
		Hellenic Railways Organization SA
	€500	4.028%—03/17/2017	599
		Intesa Sanpaolo SpA
	$400	3.125%—01/15/2016	408
		LBG Capital No.2 plc
	£490	15.000%—12/21/2019	1,097
		Navient Corp. MTN[6]
	$740	3.950%—05/03/2019[5,7]	741
		Stone Street Trust
	2,400	5.902%—12/15/2015[2]	2,510
		Telefonica Emisiones Sau
	3,500	0.883%—06/23/2017[1]	3,498
		Turkiye Garanti Bankasi AS
	200	2.731%—04/20/2016[1,2]	201

	TOTAL CORPORATE BONDS & NOTES (Cost $12,809)		13,086

FOREIGN GOVERNMENT OBLIGATIONS—14.2%
		Autonomous Community of Catalonia
	€300	4.950%—02/11/2020	417

		Bundesobligation Inflation Linked[7]
	2,967	0.750%—04/15/2018	3,883
		Colombian TES
COL$	921,923	3.000%—03/25/2033[7]	394
		Deutsche Bundesrepublik Inflation Linked Bond[7]
	€579	1.500%—04/15/2016	744
		France Government Bond OAT
	726	0.250%—07/25/2018[7]	943
	715	1.600%—07/25/2015[7]	914

			1,857

		Hellenic Republic Government International Bond MTN[6]
	¥100,000	3.800%—08/08/2017	830
		Hellenic Republic Treasury Bill
	€1,300	0.000%—11/14/2014-03/06/2015[8]	1,625
		Italy Buoni Poliennali Del Tesoro
	320	2.100%—09/15/2016[7]	417
	2,001	2.250%—04/22/2017[7]	2,597
	1,002	2.350%—09/15/2024[2,7]	1,378
	1,901	2.550%—10/22/2016[7]	2,467
	200	5.000%—09/01/2040	307

			7,166

		Mexican Udibonos
MEX$	3,120	4.000%—11/08/2046[7]	260
		New South Wales Treasury Corp.
AUD$	200	2.500%—11/20/2035[7]	237
	300	2.750%—11/20/2025[7]	363

			600

		New Zealand Government Bond
NZD$	1,600	2.000%—09/20/2025[7]	1,246
		Slovenia Government Bond
	€400	4.700%—11/01/2016[2]	541
		Spain Government Bond
	700	3.800%—04/30/2024[2]	1,013
	2,500	5.400%—01/31/2023[2]	4,009

			5,022

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $26,024)		24,585

MORTGAGE PASS-THROUGH—1.2%
		Federal Home Loan Mortgage Corp. REMIC[9]
	$864	0.753%—12/15/2037[1]	875
		Federal National Mortgage Association REMIC[9]
	228	0.502%—07/25/2037[1]	228
	238	0.532%—07/25/2037[1]	240
	214	0.592%—05/25/2036[1]	215
	422	0.832%—02/25/2041[1]	427

			1,110

	TOTAL MORTGAGE PASS-THROUGH (Cost $1,961)		1,985

PURCHASED OPTIONS—0.0%
	(Cost $67)
No. of Contracts			Value (000s)
		Interest Rate Swap Option 5 year
	4,800,000	1.000%—11/10/2014	—

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—94.8%
Principal Amount (000s)		Value (000s)

	U.S. Treasury Inflation Indexed Bonds[7]
$1,361	0.125%—04/15/2017[10]	$1,383
15,633	0.125%—04/15/2019	15,763
8,995	0.375%—07/15/2023[10]	9,008
31,139	0.625%—07/15/2021	32,039
842	0.750%—02/15/2042	798
14,070	1.250%—07/15/2020	15,041
11,329	1.375%—02/15/2044[10]	12,518
11,697	1.875%—07/15/2019	12,824
1,108	2.125%—01/15/2019	1,215
48,504	2.375%—01/15/2025-01/15/2027	57,903
5,509	2.625%—07/15/2017[10]	6,011

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $164,325)		164,503

SHORT-TERM INVESTMENTS—2.9%
Principal Amount (000s)		Value (000s)

CERTIFICATES OF DEPOSIT—2.2%
	China Construction Bank Corp.
$3,800	1.700%—04/16/2015	$3,797

REPURCHASE AGREEMENTS—0.6%
1,087	Repurchase Agreement with State Street Corp. dated October 31, 2014 due November 03, 2014 at 0.000% collateralized by U.S. Treasury Notes (market value $1,113)	1,087

U.S. GOVERNMENT OBLIGATIONS—0.1%
	U.S. Treasury Bills
179	0.038%—03/12/2015[10]	179

TOTAL SHORT-TERM INVESTMENTS (Cost $5,063)		5,063

TOTAL INVESTMENTS—131.9% (Cost $229,501)		228,725

CASH AND OTHER ASSETS, LESS LIABILITIES—(31.9)%		(55,275)

TOTAL NET ASSETS—100.0%		$173,450

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2014

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Sell)	19	€1,900	12/08/2014	$(31)
Euro-Bund Option Futures (Sell)	7	700	11/21/2014	—
Eurodollar Futures-CME 90 day (Buy)	78	$19,500	03/13/2017	66
U.S. Treasury Bond Futures 30 year (Buy)	7	700	12/19/2014	10
U.S. Treasury Note Futures 5 year (Buy)	64	6,400	12/31/2014	60
U.S. Treasury Note Futures 10 year (Sell)	10	1,000	12/19/2014	27

Total Futures Contracts				$132

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2014

Description	Counterparty	Number of Contracts	Strike Index/Rate/Price		Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 4 year (Put)	Deutsche Bank AG	600,000	233.55	[j]	01/22/2018	$6	$(1)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	3,600,000	216.69	[j]	04/07/2020	32	(1)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	500,000	217.97	[j]	09/29/2020	6	—
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	4,000,000	243.27	[j]	04/22/2024	29	(11)
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	300,000	244.17	[j]	05/16/2024	2	(1)
Credit Default Option 5 year (Call)	Citibank NA	500,000	0.60%		01/21/2015	1	(1)
Credit Default Option 5 year (Put)	Citibank NA	1,900,000	0.85		12/17/2014	2	—
Credit Default Option 5 year (Put)	Citibank NA	700,000	0.95		12/17/2014	1	—
Credit Default Option 5 year (Put)	Citibank NA	200,000	1.00		12/17/2014	—	—
Credit Default Option 5 year (Put)	Citibank NA	500,000	1.00		01/21/2015	1	(1)
Credit Default Option 5 year (Call)	Goldman Sachs International	300,000	0.60		01/21/2015	—	(1)
Credit Default Option 5 year (Put)	Goldman Sachs International	500,000	0.90		01/21/2015	1	—
Credit Default Option 5 year (Put)	Goldman Sachs International	300,000	1.00		01/21/2015	1	—
Credit Default Option 5 year (Put)	Goldman Sachs International	200,000	1.10		01/21/2015	1	—
Credit Default Option 5 year (Put)	Goldman Sachs International	500,000	1.20		12/17/2014	—	—
Credit Default Option 5 year (Put)	Goldman Sachs International	300,000	1.20		01/21/2015	1	—
Credit Default Option 5 year (Put)	JP Morgan Chase Bank NA	2,000,000	0.85		12/17/2014	2	—
Credit Default Option 5 year (Put)	JP Morgan Chase Bank NA	900,000	0.95		12/17/2014	2	—
Credit Default Swap Option 5 year (Put)	Goldman Sachs International	2,800,000	0.85		12/17/2014	8	(1)
Credit Default Swap Option 5 year (Put)	Goldman Sachs International	3,600,000	0.95		12/17/2014	8	(1)
Credit Default Swap Option 5 year (Put)	JP Morgan Chase Bank NA	2,000,000	0.90		12/17/2014	5	—
Credit Default Swap Option 5 year (Put)	JP Morgan Chase Bank NA	600,000	0.95		12/17/2014	1	—
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	9,600,000	1.24		11/10/2014	67	—

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Counterparty	Number of Contracts	Strike Index/Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 10 year (Call)	Goldman Sachs Bank USA	3,100,000	1.00%	12/15/2014	$6	$(12)
Interest Rate Swap Option 10 year (Put)	Goldman Sachs Bank USA	3,100,000	1.50	12/15/2014	13	(1)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Deutsche Bank AG	1,110,000	$2.68	07/01/2015	26	(46)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	Goldman Sachs Bank USA	1,900,000	64.50	03/09/2015	22	(15)
Currency Option U.S. Dollar vs. Indian Rupee (Put)	Goldman Sachs Bank USA	1,900,000	58.50	03/09/2015	3	(1)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	JP Morgan Chase Bank NA	1,700,000	65.00	03/10/2015	20	(11)

Total Written Options					$267	$(105)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2014

Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	JP Morgan Chase Bank NA	$1,627	$1,625	11/04/2014	$2
Australian Dollar (Sell)	Citibank NA	2,397	2,412	11/04/2014	15
Brazilian Real (Buy)	BNP Paribas SA	141	140	11/04/2014	1
Brazilian Real (Buy)	Credit Suisse International	320	325	11/04/2014	(5)
Brazilian Real (Buy)	Deutsche Bank AG London	40	41	11/04/2014	(1)
Brazilian Real (Buy)	JP Morgan Chase Bank	100	102	11/04/2014	(2)
Brazilian Real (Buy)	UBS AG	463	484	11/04/2014	(21)
Brazilian Real (Buy)	UBS AG	141	142	12/02/2014	(1)
Brazilian Real (Sell)	BNP Paribas SA	40	40	11/04/2014	—
Brazilian Real (Sell)	BNP Paribas SA	101	102	11/04/2014	1
Brazilian Real (Sell)	Credit Suisse International	321	328	11/04/2014	7
Brazilian Real (Sell)	Deutsche Bank AG London	40	40	11/04/2014	—
Brazilian Real (Sell)	JP Morgan Chase Bank	101	100	11/04/2014	(1)
Brazilian Real (Sell)	UBS AG	463	468	11/04/2014	5
British Pound Sterling (Buy)	Citibank NA	3,060	3,136	12/11/2014	(76)
British Pound Sterling (Sell)	Barclays Bank plc	4,082	4,106	12/11/2014	24
British Pound Sterling (Sell)	Goldman Sachs Capital Markets LP	109	109	12/11/2014	—
Canadian Dollar (Sell)	Barclays Bank plc	135	136	11/17/2014	1
Colombian Peso (Sell)	Deutsche Bank AG London	389	394	12/12/2014	5
Euro Currency (Buy)	Barclays Bank plc	21,664	22,189	11/20/2014	(525)
Euro Currency (Buy)	Goldman Sachs Capital Markets LP	232	238	11/20/2014	(6)
Euro Currency (Sell)	BNP Paribas SA	17,245	18,314	11/20/2014	1,069
Euro Currency (Sell)	Citibank NA	32,605	34,796	11/20/2014	2,191
Euro Currency (Sell)	Goldman Sachs Capital Markets LP	324	330	11/20/2014	6
Indian Rupee (Buy)	Citibank NA	7,640	7,651	01/20/2015	(11)
Indian Rupee (Sell)	JP Morgan Chase Bank	4,592	4,616	01/20/2015	24
Japanese Yen (Buy)	Barclays Bank plc	4,302	4,486	11/04/2014	(184)
Japanese Yen (Sell)	Barclays Bank plc	4,303	4,487	12/02/2014	184
Japanese Yen (Sell)	JP Morgan Chase Bank NA	4,303	4,441	11/04/2014	138
Malaysian Ringgit (Buy)	UBS AG	2,245	2,290	01/20/2015	(45)
Malaysian Ringgit (Sell)	JP Morgan Chase Bank	1,208	1,220	01/20/2015	12
Malaysian Ringgit (Sell)	UBS AG	1,029	1,036	02/26/2015	7
Mexican Peso (Buy)	Barclays Bank plc	109	108	02/05/2015	1
Mexican Peso (Buy)	BNP Paribas SA	1,034	1,044	12/18/2014	(10)
Mexican Peso (Buy)	BNP Paribas SA	3,479	3,568	02/05/2015	(89)
Mexican Peso (Sell)	Barclays Bank plc	306	310	12/18/2014	4
Mexican Peso (Sell)	BNP Paribas SA	1,985	2,036	12/18/2014	51
Mexican Peso (Sell)	Citibank NA	44	45	12/18/2014	1
Mexican Peso (Sell)	JP Morgan Chase Bank NA	17	17	12/18/2014	—
Mexican Peso (Sell)	Société Générale	1,552	1,580	12/18/2014	28
Mexican Peso (Sell)	UBS AG	1,106	1,140	12/18/2014	34
New Zealand Dollar (Buy)	UBS AG	1,145	1,166	11/04/2014	(21)
New Zealand Dollar (Sell)	HSBC Bank USA	1,145	1,141	11/04/2014	(4)
New Zealand Dollar (Sell)	UBS AG	1,142	1,163	12/02/2014	21
Polish Zloty (Buy)	Société Générale	337	339	01/30/2015	(2)
South African Rand (Sell)	Goldman Sachs Capital Markets LP	251	246	11/14/2014	(5)

Total Forward Currency Contracts					$2,823

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2014

CENTRALLY CLEARED SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000%	01/29/2024		€100	$(13)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000	03/18/2045		2,900	(192)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.000	09/18/2023		¥830,000	(267)
CME Group	Mexico Interbank TIIE 28 Day	Pay	4.300	09/01/2016	MEX$	213,400	23
CME Group	Mexico Interbank TIIE 28 Day	Pay	4.310	09/06/2016		50,000	9
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.000	12/17/2024		$2,000	(26)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043		3,600	(41)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	12/18/2043		1,450	(208)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	3.500	12/17/2044		1,200	(63)

Interest Rate Swaps							$(778)

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 22 Version 1	Buy	1.000%	12/20/2019	0.653%	$4	$4	€150	$—
ICE Group	iTraxx Europe Series 21 Version 1	Buy	1.000	06/20/2024	1.021	(1)	(17)	700	16

Credit Default Swaps									$ 16

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.000%	06/18/2019	AUD$	1,800	$66
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017	R$	9,200	(30)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	10.910	01/02/2017		400	(2)
JP Morgan Chase Bank NA	Brazil Cetip Interbank Deposit	Pay	7.900	01/02/2015		100	(1)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.500	01/04/2021		8,800	(67)
UBS AG Stamford	Brazil Cetip Interbank Deposit	Pay	10.410	01/02/2015		2,400	(1)
UBS AG Stamford	Brazil Cetip Interbank Deposit	Pay	8.150	01/02/2017		4,600	(150)
UBS AG Stamford	Brazil Cetip Interbank Deposit	Pay	11.500	01/04/2021		1,000	(5)
BNP Paribas SA	Eurostat Eurozone HICP Ex Tob	Receive	1.050	09/15/2019		€900	(5)
BNP Paribas SA	Eurostat Eurozone HICP Ex Tob	Receive	1.000	10/15/2019		800	(2)
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tob	Receive	1.050	09/15/2019		3,200	(21)
Citibank NA	UK Retail Prices Index All Items NSA	Pay	3.500	10/15/2044		£200	—
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.528	09/23/2044		200	(2)
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.500	10/15/2044		300	(15)
JP Morgan Chase Bank NA	UK Retail Prices Index All Items NSA	Pay	3.528	09/23/2044		200	(4)
Morgan Stanley Capital Services LLC	UK Retail Prices Index All Items NSA	Pay	3.500	10/15/2044		200	(5)
Barclays Bank plc	US Consumer Price Index Urban Consumers NSA	Receive	1.908	04/15/2017		$2,700	(36)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Receive	1.825	11/29/2016		200	(1)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017		17,000	(598)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.860	11/05/2016		2,700	(23)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.825	11/29/2016		2,300	(16)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.845	11/29/2016		1,900	(15)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.360	01/28/2017		1,900	(62)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.173	11/01/2018		2,000	(37)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.500	07/15/2022		300	(23)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	1.730	04/15/2016		11,400	(76)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.415	02/12/2017		2,000	(68)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.175	10/01/2018		1,100	(20)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.935	10/23/2016		3,200	(38)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.930	10/31/2016		3,700	(40)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017		2,500	(93)

Interest Rate Swaps							$(1,390)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	Hellenic Republic 0.001%	Sell	1.000%	06/20/2015	6.891%	$(9)	$(9)	€200	$—
Morgan Stanley Capital Services LLC	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2019	1.317	(20)	(82)	$1,600	62
Citibank NA	Gatx Corp. 5.800% due 03/01/2016	Buy	1.070	03/20/2016	0.324	(14)	—	1,000	(14)
Barclays Bank plc	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	03/20/2019	1.028	—	(6)	300	6
BNP Paribas SA	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	03/20/2019	1.028	—	(10)	600	10
Goldman Sachs International	Russian Federation 7.500% due 03/31/2030	Sell	1.000	09/20/2019	2.398	(12)	(11)	200	(1)
JP Morgan Chase Bank NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	09/20/2019	2.398	(6)	(5)	100	(1)

Credit Default Swaps									$62

Total Swaps									$(2,090)

FAIR VALUE MEASUREMENTS

Holdings in Futures Contracts valued at $132 are classified as Level 1. All other holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security, the stated rate represents the rate in effect at October 31, 2014.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2014, the aggregate value of these securities was $17,805 or 11% of net assets.

3	Step coupon security, the stated rate represents the rate in effect at October 31, 2014.

4	CLO after the name of a security stands for Collateralized Loan Obligations.

5	Variable rate security, the stated rate represents the rate in effect at October 31, 2014.

6	MTN after the name of a security stands for Medium Term Note.

7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	Zero coupon bond.

9	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

10	At October 31, 2014, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $2,283 or 1% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

j	Amount represents Index Value.

AUD$	Australian Dollar.

£	British Pound.

COL$	Colombian Peso.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

NZD$	New Zealand Dollar.

The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue New York, NY 10166

PORTFOLIO MANAGER

Kenneth O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Seeks to provide current income while maintaining liquidity and a stable share price of $1

PRINCIPAL STYLE CHARACTERISTICS

Very short-term high quality money market instruments

Kenneth O’Donnell

Management’s Discussion of Fund Performance

MARKET REVIEW

After slowing in the first half of the fiscal year, U.S. economic growth resumed despite persistent weakness around the globe. We believe that the divergence in growth patterns across advanced economies suggests that the global economy has entered a new phase of recovery. In fiscal 2014, unprecedented quantities of monetary stimulus supported expansion in the U.S. and the U.K., while Europe and Japan continued to lag amid deflationary pressures. As a result, we believe that monetary policy among major central banks is likely to become increasingly differentiated in the coming fiscal year.

The Federal Reserve, citing improving economic trends, announced in December 2013 a planned reduction in the pace of its bond-buying program, known as quantitative easing, or QE. Additional reductions were announced at subsequent Fed meetings with a complete wind down of the program by October 2014. Despite the formal end of QE, Federal Reserve Chair Janet Yellen continued to assert that monetary policy was not on a predetermined course and that the Fed remained committed to accommodation as long as evidence of slack remained within the economy.

The announcement of a taper of QE purchases in December 2013 initially served as a catalyst for a spike in U.S. Treasury note yields. The sell-off, however, was short lived as U.S. Treasury yields reversed course in the following months amid slowing global growth and the re-emergence of geopolitical challenges. Yields fall as bond prices rise. A steady decline in longer-term interest rates continued, and in the closing weeks of fiscal 2014, U.S. Treasury yields touched the lowest levels of the fiscal year as investors assessed the future path of monetary policy. As of October 31, markets were forecasting an increase in short-term policy rates in the fourth quarter of calendar 2015.

Money market yields remained anchored to a near-zero interest rate policy throughout the fiscal year. Volatility in short-term interest rate markets remained very low as yields hovered in the single digits.

PERFORMANCE

Despite the low interest rate environment, Harbor Money Market Fund provided competitive returns. For the 12 months ended October 31, 2014, the Fund returned 0.06% (Institutional and Administrative Classes). This compares with the return of 0.05% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was maintained at approximately 45 days throughout the 12-month period.

OUTLOOK AND STRATEGY

Looking ahead, we expect real, or inflation-adjusted, economic growth in the U.S. to average 3% in calendar 2015. Our view is that the headwinds that impeded recovery in previous years have abated as fiscal challenges have moderated. We expect that acceleration in private investment will provide support for a sustainable trajectory of domestic growth in the coming year. In the near term, we believe that steady increases in investment returns from financial markets and an improving labor sector should support elevated levels of consumption.

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP ISSUERS (% of net assets)
Federal Home Loan Bank	82.4%
U.S. Treasury	10.1%
Federal National Mortgage Association	4.3%
Federal Home Loan Mortgage Corp.	3.3%

We believe that money market yields are likely to remain at current levels through mid-year of calendar 2015. Our view is that short-term markets will likely begin to discount the early stages of monetary policy tightening in the second half of 2015.

Markets responded well to the Federal Reserve’s reduction in balance sheet purchases, with interest rates trading below levels that had prevailed prior to the Fed’s announcement in December 2013. The next step in the monetary-tightening sequence is expected to be removal of excess reserves from the banking system. The Fed has indicated that policy tightening measures will continue to focus on the federal funds rate as the primary measure. We expect the Fed to utilize multiple tools to manage short-term rates, including interest paid on banking reserves and its overnight fixed-rate reserve purchase agreement program, or reverse repo facility. Reinvestment of cash flows from securities held on the Fed’s balance sheet are likely to continue beyond the date of the first tightening, in our view. We believe that the complexity and transparency of the policy shift will provide us with ample time to adjust the Fund’s duration profile as short-term interest rates climb.

We have maintained a conservative investment strategy for the Fund, limiting investments to U.S. Treasury and agency obligations while complying with the regulatory framework governing money market funds. (Money market funds are regulated by Rule 2a-7 of the Investment Company Act of 1940.)

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.00%[a]

Total Net Assets (000s)	$157,801

ADMINISTRATIVE CLASS

Fund #	2215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.00%[a]

Total Net Assets (000s)	$2,177

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.04%	0.01%

Weighted Average Maturity	0.09 years	0.15 years

Weighted Average Duration	0.10 years	0.16 years

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2004 through 10/31/2014

Total Returns For the periods ended 10/31/2014
Harbor Money Market Fund
Institutional Class	0.06%	0.10%	1.61%	12/29/1987	$11,732
Administrative Class	0.06%	0.10%	1.50%	11/01/2002	$11,606
Comparative Index
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.05%	0.09%	1.58%	—	$11,699
Current 7-day subsidized[c] SEC yield for period ended 10/31/2014:	Institutional Class: 0.05%			Administrative Class: 0.05%
Current 7-day unsubsidized[d] SEC yield for period ended 10/31/2014:	Institutional Class: -0.26%			Administrative Class: -0.50%

Performance data shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than past performance data shown. Investment return and yield will vary. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

a	Reflective of a contractual fee waiver and expense cap effective through February 28, 2015, as well as a voluntary fee waiver that may be discontinued at any time.

b	Annualized.

c	Reflects reimbursement or waivers currently in effect.

d	Does not reflect reimbursements or waivers currently in effect.

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—October 31, 2014

Total Investments (% of net assets)

(Excludes net cash of 0.0%)

GOVERNMENT AGENCY DEBT—90.0%
Principal Amount (000s)		Value (000s)

	Federal Home Loan Bank Discount Notes
$4,100	0.035%—11/26/2014	$4,100
13,880	0.049%—12/05/2014	13,879
17,025	0.050%—12/10/2014-12/19/2014	17,024
16,100	0.052%—11/07/2014	16,100
8,800	0.054%—11/05/2014	8,800
3,000	0.055%—12/17/2014	3,000
26,800	0.056%—12/03/2014	26,798
2,682	0.060%—12/15/2014	2,682
5,817	0.061%—11/14/2014	5,817
15,114	0.070%—11/12/2014	15,114
10,200	0.072%—12/24/2014	10,199
5,800	0.080%—12/26/2014	5,799
2,500	0.085%—11/21/2014	2,500

		131,812

	Federal Home Loan Mortgage Corp. Discount Notes
3,650	0.050%—01/13/2015	3,649
1,700	0.080%—02/03/2015	1,700

		5,349

	Federal National Mortgage Association Discount Notes
$2,200	0.030%—12/15/2014	$2,200
2,800	0.050%—12/12/2014	2,800
1,800	0.070%—12/17/2014	1,800

		6,800

TOTAL GOVERNMENT AGENCY DEBT (Cost $143,961)		143,961

TREASURY DEBT—10.0%
	U.S. Treasury Bills
5,000	0.010%—01/15/2015	5,000
6,000	0.015%—12/26/2014	5,999
5,100	0.016%—01/02/2015	5,100

TOTAL TREASURY DEBT (Cost $16,099)		16,099

TOTAL INVESTMENTS—100.0% (Cost $160,060)[1]		160,060

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.0)%		(82)

TOTAL NET ASSETS—100.0%		$159,978

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2014

(All amounts in thousands, except per share amounts)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$347,907	$17,286	$1,745,086	$4,464,789	$229,501	$160,060
Investments, at value	$351,308	$15,852	$1,726,997	$4,555,009	$227,638	$160,060
Repurchase agreements	5,505	496	40,586	36,700	1,087	—
Cash-restricted	—	—	—	1,049	194	—
Cash	117	70	87	351	50	4
Foreign currency, at value (cost: $0, $5, $0, $4,192, $286, $0)	—	5	—	4,183	270	—
Receivables for:
Investments sold	6,939	292	36,054	479,881	4,541	—
Foreign currency spot contracts	—	—	—	96	—	—
Capital shares sold	258	—	867	1,780	181	10
Dividends	—	—	—	108	—	—
Interest	2,255	255	28,184	28,391	1,105	—
Unrealized appreciation on open forward currency contracts	—	5	—	73,460	3,832	—
Unrealized appreciation on OTC swap agreements	—	—	—	9,275	144	—
Swap premiums paid	—	—	—	3,795	—	—
Variation margin on futures contracts	—	—	—	331	5	—
Variation margin on centrally cleared swap agreements	—	—	—	2,289	78	—
Options sold	—	—	—	404	—	—
Withholding tax	—	—	—	41	1	—
Prepaid registration fees	1	1	23	15	18	10
Other assets	3	9	44	287	25	19
Total Assets	366,386	16,985	1,832,842	5,197,445	239,169	160,103
LIABILITIES
Payables for:
Due to broker	—	—	—	20,363	1,917	—
Investments purchased	10,334	176	17,138	640,310	4,567	—
Foreign currency spot contracts	—	—	—	1,222	—	—
Capital shares reacquired	197	3	1,839	20,052	1,733	61
Written options, at value (premiums received: $0, $0, $0, $8,928, $267, $0)	—	—	—	7,131	105	—
Swap premiums received	—	—	—	—	79	—
Unrealized depreciation on OTC swap agreements	—	—	—	11,662	1,472	—
Sale-buyback financing transactions	—	—	—	224,401	54,710	—
Unrealized depreciation on open forward currency contracts	—	15	—	41,158	1,009	—
Accrued expenses:
Management fees	192	12	864	1,906	73	32
12b-1 fees	—	—	22	22	1	—
Transfer agent fees	18	1	103	248	9	10
Trustees’ fees and expenses	2	—	10	34	2	1
Other	26	13	111	456	42	21
Total Liabilities	10,769	220	20,087	968,965	65,719	125
NET ASSETS	$355,617	$16,765	$1,812,755	$4,228,480	$173,450	$159,978
Net Assets Consist of:
Paid-in capital	$332,815	$18,529	$1,747,775	$4,095,689	$190,436	$159,943
Accumulated undistributed net investment income/(loss)	656	96	6,326	11,044	7,477	35
Accumulated net realized gain/(loss)	13,240	(908)	36,153	(48,269)	(24,677)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	8,906	(942)	22,501	125,638	(813)	—
Unrealized appreciation/(depreciation) of other financial instruments	—	(10)	—	44,378	1,027	—
	$355,617	$16,765	$1,812,755	$4,228,480	$173,450	$159,978
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$353,370	$16,510	$1,707,788	$4,125,889	$169,969	$157,801
Shares of beneficial interest[1]	31,564	1,781	157,330	336,034	16,699	157,801
Net asset value per share[2]	$11.20	$9.27	$10.85	$12.28	$10.18	$1.00
Administrative Class
Net assets	$306	$255	$4,773	$102,591	$3,481	$2,177
Shares of beneficial interest[1]	27	28	439	8,352	342	2,177
Net asset value per share[2]	$11.19	$9.27	$10.87	$12.28	$10.17	$1.00
Investor Class
Net assets	$1,941		$100,194
Shares of beneficial interest[1]	174	N/A	9,220	N/A	N/A	N/A
Net asset value per share[2]	$11.18		$10.87

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2014

(All amounts in thousands)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$7,108	$1,014	$111,545	$149,525	$9,445	$95
Dividends	—	—	—	549	—	—
Consent fee income	—	—	55	—	—	—
Foreign taxes withheld	—	(4)	(5)	—	(1)	—
Total Investment Income	7,108	1,010	111,595	150,074	9,444	95
Operating Expenses
Management fees	1,988	148	11,041	29,521	1,785	318
12b-1 fees:
Administrative Class	1	1	13	310	9	1
Investor Class	6	N/A	272	N/A	N/A	N/A
Shareholder communications	6	1	86	439	81	3
Custodian fees	26	74	94	622	99	20
Transfer agent fees:
Institutional Class	182	10	1,035	3,616	221	95
Administrative Class	—	—	3	74	2	—
Investor Class	4	N/A	196	N/A	N/A	N/A
Professional fees	6	—	41	133	8	3
Trustees’ fees and expenses	7	—	42	139	8	4
Registration fees	44	28	62	86	44	30
Miscellaneous	11	8	25	58	12	9
Expenses before interest expense	2,281	270	12,910	34,998	2,269	483
Interest expense/(credit)	—	—	—	(57)	92	—
Total expenses	2,281	270	12,910	34,941	2,361	483
Management fees waived	—	—	(736)	(1,288)	—	(318)
Transfer agent fees waived	(10)	—	(68)	(234)	(15)	(5)
Other expenses reimbursed	—	(104)	—	(114)	(17)	(160)
Net expenses	2,271	166	12,106	33,305	2,329	—
Net Investment Income/(Loss)	4,837	844	99,489	116,769	7,115	95
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	15,888	(902)	38,879	(33,756)	(10,675)	—
Foreign currency transactions	—	(8)	—	68,034	1,748	—
Investments sold short	—	—	—	455	(46)	—
Swap agreements	—	—	—	(8,609)	(1,130)	—
Futures contracts	—	—	—	45,518	242	—
Written options	—	—	—	16,999	930	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(7,985)	(69)	(49,734)	5,846	5,882	—
Forward currency contracts	—	(8)	—	34,790	3,096	—
Investments sold short	—	—	—	12	—	—
Swap agreements	—	—	—	(28,348)	(1,122)	—
Futures contracts	—	—	—	(14,691)	(330)	—
Written options	—	—	—	(2,093)	(234)	—
Translations of assets and liabilities in foreign currencies	—	(3)	—	(5,140)	(32)	—
Net gain/(loss) on investment transactions	7,903	(990)	(10,855)	79,017	(1,671)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,740	$(146)	$88,634	$195,786	$5,444	$95

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor Emerging Markets Debt Fund
	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$4,837	$3,410	$844	$810
Net realized gain/(loss) on investments	15,888	4,560	(910)	(683)
Change in net unrealized appreciation/(depreciation) of investments	(7,985)	13,710	(80)	(1,078)
Net increase/(decrease) in assets resulting from operations	12,740	21,680	(146)	(951)
Distributions to Shareholders
Net investment income:
Institutional Class	(5,375)	(3,622)	(395)	(481)
Administrative Class	(6)	(6)	(5)	(6)
Investor Class	(36)	(42)	N/A	N/A
Net realized gain on investments:
Institutional Class	(2,556)	—	—	(55)
Administrative Class	(4)	—	—	(1)
Investor Class	(25)	—	N/A	N/A
Total distributions to shareholders	(8,002)	(3,670)	(400)	(543)
Net Increase/(Decrease) Derived from Capital Share Transactions	80,749	135,897	(1,184)	10,959
Net increase/(decrease) in net assets	85,487	153,907	(1,730)	9,465
Net Assets
Beginning of period	270,130	116,223	18,495	9,030
End of period*	$355,617	$270,130	$16,765	$18,495
* Includes accumulated undistributed net investment income/(loss) of:	$656	$(25)	$96	$58

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013

$99,489	$127,214	$116,769	$177,919	$7,115	$4,444	$95	$126
38,879	47,272	88,641	2,742	(8,931)	662	—	—
(49,734)	(37,154)	(9,624)	(198,266)	7,260	(40,365)	—	—
88,634	137,332	195,786	(17,605)	5,444	(35,259)	95	126

(98,007)	(121,927)	(175,330)	(177,049)	(1,173)	(7,734)	(95)	(125)
(278)	(390)	(3,302)	(3,356)	(5)	(65)	—	(1)
(5,662)	(7,361)	N/A	N/A	N/A	N/A	N/A	N/A

(43,662)	(4,723)	—	(300,528)	(15,289)	(9,261)	—	—
(133)	(20)	—	(6,414)	(135)	(90)	—	—
(2,586)	(329)	N/A	N/A	N/A	N/A	N/A	N/A
(150,328)	(134,750)	(178,632)	(487,347)	(16,602)	(17,150)	(95)	(126)
(125,678)	(339,381)	(2,553,610)	(643,857)	(223,623)	(51,904)	22,560	3,779
(187,372)	(336,799)	(2,536,456)	(1,148,809)	(234,781)	(104,313)	22,560	3,779

2,000,127	2,336,926	6,764,936	7,913,745	408,231	512,544	137,418	133,639
$1,812,755	$2,000,127	$4,228,480	$6,764,936	$173,450	$408,231	$159,978	$137,418
$6,326	$17,581	$11,044	$78,444	$7,477	$604	$35	$35

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor Emerging Markets Debt Fund
	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$147,092	$182,848	$2,050	$15,959
Net proceeds from redemption fees	12	4	—	2
Reinvested distributions	1,152	550	393	533
Cost of shares reacquired	(66,826)	(47,813)	(3,632)	(5,542)
Net increase/(decrease) in net assets	$81,430	$135,589	$(1,189)	$10,952
Administrative Class
Net proceeds from sale of shares	$7	$80	$—	$—
Net proceeds from redemption fees	—	—	—	—
Reinvested distributions	10	6	5	7
Cost of shares reacquired	(144)	(1)	—	—
Net increase/(decrease) in net assets	$(127)	$85	$5	$7
Investor Class
Net proceeds from sale of shares	$1,024	$919
Net proceeds from redemption fees	—	—	N/A	N/A
Reinvested distributions	60	42
Cost of shares reacquired	(1,638)	(738)
Net increase/(decrease) in net assets	$(554)	$223
SHARES
Institutional Class
Shares sold	13,047	17,515	219	1,574
Shares issued due to reinvestment of distributions	105	53	43	53
Shares reacquired	(5,989)	(4,547)	(393)	(569)
Net increase/(decrease) in shares outstanding	7,163	13,021	(131)	1,058
Beginning of period	24,401	11,380	1,912	854
End of period	31,564	24,401	1,781	1,912
Administrative Class
Shares sold	—	7	—	—
Shares issued due to reinvestment of distributions	1	1	1	1
Shares reacquired	(13)	—	—	—
Net increase/(decrease) in shares outstanding	(12)	8	1	1
Beginning of period	39	31	27	26
End of period	27	39	28	27
Investor Class
Shares sold	91	89
Shares issued due to reinvestment of distributions	6	4
Shares reacquired	(147)	(71)	N/A	N/A
Net increase/(decrease) in shares outstanding	(50)	22
Beginning of period	224	202
End of period	174	224

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013

$504,485	$683,076	$1,000,508	$1,652,923	$90,220	$168,553	$662,272	$591,924
31	227	—	—	—	—	—	—
81,465	70,101	168,140	458,469	16,203	16,675	94	124
(699,877)	(1,048,218)	(3,685,873)	(2,738,854)	(330,071)	(236,215)	(641,607)	(588,314)
$(113,896)	$(294,814)	$(2,517,225)	$(627,462)	$(223,648)	$(50,987)	$20,759	$3,734

$602	$1,280	$18,220	$33,493	$1,480	$1,514	$1,836	$111
—	1	—	—	—	—	—	—
400	378	3,272	9,579	139	154	—	—
(1,585)	(5,763)	(57,877)	(59,467)	(1,594)	(2,585)	(35)	(66)
$(583)	$(4,104)	$(36,385)	$(16,395)	$25	$(917)	$1,801	$45

$35,560	$38,777
2	15	N/A	N/A	N/A	N/A	N/A	N/A
7,890	6,847
(54,651)	(86,102)
$(11,199)	$(40,463)

45,788	61,119	82,233	133,114	8,916	15,508	662,272	591,924
7,509	6,362	13,908	37,023	1,644	1,496	94	124
(63,914)	(94,394)	(302,186)	(222,664)	(32,739)	(22,106)	(641,607)	(588,314)
(10,617)	(26,913)	(206,045)	(52,527)	(22,179)	(5,102)	20,759	3,734
167,947	194,860	542,079	594,606	38,878	43,980	137,042	133,308
157,330	167,947	336,034	542,079	16,699	38,878	157,801	137,042

54	115	1,497	2,693	144	136	1,836	111
37	34	271	773	14	14	—	—
(144)	(515)	(4,749)	(4,829)	(156)	(240)	(35)	(66)
(53)	(366)	(2,981)	(1,363)	2	(90)	1,801	45
492	858	11,333	12,696	340	430	376	331
439	492	8,352	11,333	342	340	2,177	376

3,223	3,474
726	620
(4,953)	(7,726)	N/A	N/A	N/A	N/A	N/A	N/A
(1,004)	(3,632)
10,224	13,856
9,220	10,224

Harbor Fixed Income Funds

STATEMENT OF CASH FLOWS—October 31, 2014

(All amounts in thousands)

Harbor Real Return Fund
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$5,444
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,802,604)
Proceeds from sales of long-term securities	2,039,310
Purchases of short-term portfolio investments, net	(4,796)
Decrease in receivable for investments sold	25,347
Decrease in interest receivable	297
Decrease in swap premiums paid	256
Decrease in variation margin on futures contracts	9
Increase in variation margin on swap agreements	(37)
Decrease in options sold	8
Increase in withholding tax	(1)
Decrease in prepaid registration fees	2
Increase in other assets	(21)
Decrease in payable for investments purchased	(16,796)
Decrease in foreign spot contracts payable	(6)
Decrease in premiums from options written	(411)
Increase in swap premiums received	79
Decrease in variation margin on futures contracts	(4)
Decrease in management fees payable	(94)
Decrease in transfer agent fees payable	(10)
Decrease in trustees’ fees payable	(1)
Decrease in other liabilities	(9)
Net change in unrealized appreciation/(depreciation) on investments	(5,882)
Net change in unrealized appreciation/(depreciation) on forwards	(3,096)
Net change in unrealized appreciation/(depreciation) on swaps	622
Net change in unrealized appreciation/(depreciation) on written options	234
Net realized loss on investments	10,721
Net amortization and earned inflation component	(636)
Net cash provided by operating activities	247,925
Cash flows used for financing activities:
Proceeds from shares sold	91,806
Payment on shares redeemed	(330,373)
Proceeds from redemption fees	—
Cash dividends paid	(260)
Decrease in sale-buyback financing transactions	(11,344)
Increase in due to broker and cash-restricted	2,380
Decrease in due to custodian	(10)
Net cash used for financing activities	(247,801)
Net Increase in Cash	124
Cash and Foreign Currency
Beginning of period	$196
End of period	320
Reinvestment of dividends	$16,342
Supplemental disclosure of cash flow information:
Interest paid during the year	$92

The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011[e]
Net asset value beginning of period	$10.95	$10.01	$9.49	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.19	0.20	0.24	0.09
Net realized and unrealized gains/(losses) on investments	0.38	0.96	0.52	(0.54)
Total from investment operations	0.57	1.16	0.76	(0.45)
Less Distributions
Dividends from net investment income	(0.21)	(0.22)	(0.24)	(0.06)
Distributions from net realized capital gains[1]	(0.11)	—	—	—
Total distributions	(0.32)	(0.22)	(0.24)	(0.06)
Proceeds from redemption fees	— *	— *	— *	— *
Net asset value end of period	11.20	10.95	10.01	9.49
Net assets end of period (000s)	$353,370	$267,251	$113,898	$74,531
Ratios and Supplemental Data (%)
Total return[b]	5.23%	11.80%	8.18%	(4.50)%[c]
Ratio of total expenses to average net assets[2]	0.74	0.79	0.84	1.19 [d]
Ratio of net expenses to average net assets[a]	0.74	0.79	0.83	0.85 [d]
Ratio of net investment income to average net assets[a]	1.58	1.82	2.48	2.36 [d]
Portfolio turnover	54	45	40	27 [c]

HARBOR EMERGING MARKETS DEBT FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011[e]
Net asset value beginning of period	$9.54	$10.25	$9.64	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.46	0.39	0.46	0.27
Net realized and unrealized gains/(losses) on investments	(0.52)	(0.82)	0.49	(0.45)
Total from investment operations	(0.06)	(0.43)	0.95	(0.18)
Less Distributions
Dividends from net investment income	(0.21)	(0.25)	(0.29)	(0.18)
Distributions from net realized capital gains[1]	—	(0.03)	(0.05)	—
Total distributions	(0.21)	(0.28)	(0.34)	(0.18)
Proceeds from redemption fees	— *	— *	— *	—
Net asset value end of period	9.27	9.54	10.25	9.64
Net assets end of period (000s)	$16,510	$18,238	$8,760	$5,877
Ratios and Supplemental Data (%)
Total return[b]	(0.58)%	(4.24)%	10.11%	(1.74)%[c]
Ratio of total expenses to average net assets[2]	1.55	1.62	2.33	4.16 [d]
Ratio of net expenses to average net assets[a]	0.95	0.98	1.05	1.05 [d]
Ratio of net investment income to average net assets[a]	4.85	4.23	4.92	5.72 [d]
Portfolio turnover	81	125	73	58 [c]

See page 84 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class				Investor Class
2014	2013	2012	2011[e]	2014	2013	2012	2011[e]
$10.94	$10.00	$9.48	$10.00	$10.94	$10.00	$9.48	$10.00

0.13	0.16	0.22	0.09	0.11	0.16	0.20	0.07
0.41	0.98	0.52	(0.56)	0.40	0.97	0.53	(0.54)
0.54	1.14	0.74	(0.47)	0.51	1.13	0.73	(0.47)

(0.18)	(0.20)	(0.22)	(0.05)	(0.16)	(0.19)	(0.21)	(0.05)
(0.11)	—	—	—	(0.11)	—	—	—
(0.29)	(0.20)	(0.22)	(0.05)	(0.27)	(0.19)	(0.21)	(0.05)
— *	— *	— *	— *	— *	— *	— *	—	*
11.19	10.94	10.00	9.48	11.18	10.94	10.00	9.48
$306	$427	$310	$238	$1,941	$2,452	$2,015	$704

4.97%	11.55%	7.93%	(4.70)%[c]	4.76%	11.41%	7.83%	(4.72)%[c]
0.99	1.04	1.09	1.44 [d]	1.11	1.16	1.21	1.56	[d]
0.99	1.04	1.08	1.10 [d]	1.11	1.16	1.20	1.22	[d]
1.35	1.61	2.24	1.80 [d]	1.24	1.49	2.07	1.98	[d]
54	45	40	27 [c]	54	45	40	27	[c]

Administrative Class
2014	2013	2012	2011[e]
$9.54	$10.25	$9.63	$10.00

0.43	0.39	0.46	0.27
(0.51)	(0.84)	0.47	(0.47)
(0.08)	(0.45)	0.93	(0.20)

(0.19)	(0.23)	(0.26)	(0.17)
—	(0.03)	(0.05)	—
(0.19)	(0.26)	(0.31)	(0.17)
— *	— *	— *	—
9.27	9.54	10.25	9.63
$255	$257	$270	$245

(0.77)%	(4.49)%	9.95%	(1.95)%[c]
1.80	1.87	2.58	4.41 [d]
1.20	1.23	1.30	1.30 [d]
4.60	3.97	4.71	5.45 [d]
81	125	73	58 [c]

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$11.19	$11.15	$10.86	$11.23	$10.41
Income from Investment Operations
Net investment income/(loss)[a]	0.60	0.64	0.65	0.71	0.68
Net realized and unrealized gains/(losses) on investments	(0.05)	0.06	0.40	(0.24)	0.88
Total from investment operations	0.55	0.70	1.05	0.47	1.56
Less Distributions
Dividends from net investment income	(0.62)	(0.64)	(0.64)	(0.68)	(0.70)
Distributions from net realized capital gains[1]	(0.27)	(0.02)	(0.12)	(0.16)	(0.05)
Total distributions	(0.89)	(0.66)	(0.76)	(0.84)	(0.75)
Proceeds from redemption fees	— *	— *	— *	— *	0.01
Net asset value end of period	10.85	11.19	11.15	10.86	11.23
Net assets end of period (000s)	$1,707,788	$1,880,044	$2,172,751	$1,565,740	$1,354,531
Ratios and Supplemental Data (%)
Total return[b]	5.10%	6.55%	10.18%	4.49%	15.67%
Ratio of total expenses to average net assets[2]	0.68	0.68	0.68	0.70	0.72
Ratio of net expenses to average net assets[a]	0.64	0.64	0.64	0.65	0.67
Ratio of net investment income to average net assets[a]	5.43	5.56	6.06	6.54	7.01
Portfolio turnover	48	57	32	47	39

HARBOR BOND FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$12.22	$13.03	$12.20	$13.18	$12.46
Income from Investment Operations
Net investment income/(loss)[a]	0.25	0.30	0.36	0.34	0.29
Net realized and unrealized gains/(losses) on investments	0.16	(0.30)	0.76	(0.28)	0.99
Total from investment operations	0.41	— *	1.12	0.06	1.28
Less Distributions
Dividends from net investment income	(0.35)	(0.30)	(0.27)	(0.43)	(0.38)
Distributions from net realized capital gains[1]	—	(0.51)	(0.02)	(0.61)	(0.18)
Total distributions	(0.35)	(0.81)	(0.29)	(1.04)	(0.56)
Proceeds from redemption fees	—	—	— *	—	—
Net asset value end of period	12.28	12.22	13.03	12.20	13.18
Net assets end of period (000s)	$4,125,889	$6,626,361	$7,748,277	$7,374,510	$7,996,353
Ratios and Supplemental Data (%)
Total return[b]	3.40%	(0.05)%	9.34%	0.63%	10.62%
Ratio of total expenses to average net assets[2]	0.56	0.56	0.57	0.57	0.59
Ratio of net expenses to average net assets[a]	0.54	0.53	0.54	0.53	0.55
Ratio of net expenses excluding interest expense to average net assets[a]	0.54	0.53	0.54	0.53	0.55
Ratio of net investment income to average net assets[a]	1.90	2.36	2.88	2.73	2.34
Portfolio turnover	439	446	473	666	675
See page 84 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class					Investor Class
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$11.21	$11.16	$10.87	$11.23	$10.41	$11.21	$11.16	$10.87	$11.23	$10.40

0.60	0.70	0.62	0.70	0.69	0.59	0.66	0.61	0.69	0.72
(0.08)	(0.02)	0.40	(0.25)	0.84	(0.08)	0.01	0.40	(0.25)	0.80
0.52	0.68	1.02	0.45	1.53	0.51	0.67	1.01	0.44	1.52

(0.59)	(0.61)	(0.61)	(0.65)	(0.67)	(0.58)	(0.60)	(0.60)	(0.64)	(0.65)
(0.27)	(0.02)	(0.12)	(0.16)	(0.05)	(0.27)	(0.02)	(0.12)	(0.16)	(0.05)
(0.86)	(0.63)	(0.73)	(0.81)	(0.72)	(0.85)	(0.62)	(0.72)	(0.80)	(0.70)
— *	— *	— *	— *	0.01	— *	— *	— *	— *	0.01
10.87	11.21	11.16	10.87	11.23	10.87	11.21	11.16	10.87	11.23
$4,773	$5,519	$9,571	$7,906	$7,559	$100,194	$114,564	$154,604	$134,399	$135,068

4.82%	6.33%	9.90%	4.31%	15.32%	4.70%	6.22%	9.77%	4.18%	15.25%
0.93	0.93	0.93	0.95	0.97	1.05	1.05	1.05	1.07	1.09
0.89	0.89	0.89	0.90	0.92	1.01	1.01	1.01	1.02	1.04
5.18	5.32	5.81	6.29	6.84	5.06	5.19	5.71	6.17	6.77
48	57	32	47	39	48	57	32	47	39

Administrative Class
2014	2013	2012	2011	2010
$12.23	$13.03	$12.20	$13.18	$12.45

0.22	0.27	0.34	0.31	0.26
0.15	(0.29)	0.75	(0.29)	0.99
0.37	(0.02)	1.09	0.02	1.25

(0.32)	(0.27)	(0.24)	(0.39)	(0.34)
—	(0.51)	(0.02)	(0.61)	(0.18)
(0.32)	(0.78)	(0.26)	(1.00)	(0.52)
—	—	— *	—	—
12.28	12.23	13.03	12.20	13.18
$102,591	$138,575	$165,468	$173,377	$200,320

3.05%	(0.23)%	9.06%	0.37%	10.32%
0.81	0.81	0.82	0.82	0.84
0.79	0.78	0.79	0.78	0.80
0.79	0.78	0.79	0.78	0.80
1.66	2.11	2.64	2.47	2.09
439	446	473	666	675

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$10.41	$11.54	$11.38	$11.21	$10.28
Income from Investment Operations
Net investment income/(loss)[a]	0.40	0.10	0.14	0.26	0.18
Net realized and unrealized gains/(losses) on investments	(0.20)	(0.84)	0.84	0.40	1.04
Total from investment operations	0.20	(0.74)	0.98	0.66	1.22
Less Distributions
Dividends from net investment income	(0.03)	(0.18)	(0.26)	(0.17)	(0.29)
Distributions from net realized capital gains[1]	(0.40)	(0.21)	(0.56)	(0.32)	—
Total distributions	(0.43)	(0.39)	(0.82)	(0.49)	(0.29)
Net asset value end of period	10.18	10.41	11.54	11.38	11.21
Net assets end of period (000s)	$169,969	$404,689	$507,576	$420,429	$297,858
Ratios and Supplemental Data (%)
Total return[b]	2.07%	(6.67)%	9.19%	6.38%	12.11%
Ratio of total expenses to average net assets[2]	0.63	0.61	0.62	0.61	0.66
Ratio of net expenses to average net assets[a]	0.62	0.61	0.62	0.60	0.60
Ratio of net expenses excluding interest expense to average net assets[a]	0.60	0.59	0.59	0.60	0.60
Ratio of net investment income to average net assets[a]	1.91	0.92	1.43	2.68	1.86
Portfolio turnover	427	285	287	340	309

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income/(loss)[a]	— *	— *	— *	— *	—	*
Net realized and unrealized gains/(losses) on investments	—	—	—	—	—
Total from investment operations	— *	— *	— *	— *	—	*
Less Distributions
Dividends from net investment income	— *	— *	— *	— *	—	*
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	— *	— *	— *	— *	—	*
Net asset value end of period	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$157,801	$137,042	$133,308	$130,758	$147,116
Ratios and Supplemental Data (%)
Total return[b]	0.06%	0.09%	0.08%	0.11%	0.18%
Ratio of total expenses to average net assets[2]	0.30	0.31	0.33	0.33	0.34
Ratio of net expenses to average net assets[a]	—	—	—	—	0.01
Ratio of net investment income to average net assets[a]	0.06	0.09	0.08	0.11	0.17

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period May 1, 2011 (inception) through October 31, 2011.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2014	2013	2012	2011	2010
$10.41	$11.55	$11.40	$11.23	$10.29

0.21	0.06	0.10	0.09	(0.02)
(0.03)	(0.84)	0.85	0.55	1.21
0.18	(0.78)	0.95	0.64	1.19

(0.02)	(0.15)	(0.24)	(0.15)	(0.25)
(0.40)	(0.21)	(0.56)	(0.32)	—
(0.42)	(0.36)	(0.80)	(0.47)	(0.25)
10.17	10.41	11.55	11.40	11.23
$3,481	$3,542	$4,968	$3,472	$1,425

1.81%	(6.94)%	8.88%	6.12%	11.77%
0.88	0.86	0.87	0.87	0.91
0.87	0.86	0.87	0.85	0.85
0.85	0.84	0.84	0.85	0.85
2.08	0.69	1.18	2.26	1.59
427	285	287	340	309

Administrative Class
2014	2013	2012	2011	2010
$1.00	$1.00	$1.00	$1.00	$1.00

— *	— *	— *	— *	— *
—	—	—	—	—
— *	— *	— *	— *	— *

— *	— *	— *	— *	— *
—	—	—	—	—
— *	— *	— *	— *	— *
1.00	1.00	1.00	1.00	1.00
$2,177	$376	$331	$405	$447

0.06%	0.09%	0.08%	0.11%	0.18%
0.55	0.56	0.58	0.59	0.59
—	—	—	—	0.01
0.06	0.09	0.08	0.11	0.18

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2014

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios (as of December 2014). The portfolios covered by this report include: Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts and centrally cleared swap agreements) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on the national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by each Fund other than Harbor Money Market Fund are also valued at amortized cost, which approximates fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the year, Harbor High-Yield Bond Fund and Harbor Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agents it acquires direct rights against the borrower on the loan.

Harbor High-Yield Bond Fund has also entered into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Harbor High-Yield Bond Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.

As of October 31, 2014, there were no unfunded loan commitments.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the year, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the year, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the year, each Fund (except Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund and Harbor High Yield Bond Fund) invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the year, Harbor Bond Fund and Harbor Real Return Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

Sale-Buybacks

A “sale-buyback” transaction consists of a sale of a portfolio security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the year, Harbor Bond Fund and Harbor Real Return Fund entered into such financing transactions referred to as sale-buybacks.

The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.

The average amount of borrowings outstanding during the year ended October 31, 2014 was $56,759 at a weighted average interest rate of -0.100% for the Harbor Bond Fund and $70,703 at a weighted average interest rate of 0.130% for the Harbor Real Return Fund.

Short Sales

During the year, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the year, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the year, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned, and the value of interest rate swaps held.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the year, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2014 for Harbor Bond Fund and Harbor Real Return Fund was $763,523 and $3,051, respectively.

Structured Notes

Structured notes are hybrid securities that combine a debt obligation with an embedded derivative component. The derivative component is linked to changes in the value of an underlying reference asset or index so as to modify the return characteristics of the debt obligation. During the year, Harbor Emerging Markets Debt Fund invested in structured notes to obtain a customized exposure and return structure that was not otherwise available.

Fluctuations in the value of structured notes are recorded as unrealized gains and losses. Coupon payments are recorded as income while, net payments are recorded as net realized gains and losses. At maturity, or when the note is sold, the Fund records a realized gain or loss. Structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying reference asset or index. These notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of a decline in the value of the underlying reference asset or index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex or more traditional debt securities. These notes are subject to prepayment, credit and interest rate risks similar to those of conventional fixed income securities.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the year, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the year, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2011–2013), including all positions expected to be taken upon filing the 2014 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Statement of Cash Flows

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment Companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the year. During the year ended October 31, 2014, Harbor Bond Fund and Harbor Real Return Fund entered into repurchase agreements, which are now categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statements of Assets and Liabilities. Management has determined that the average level of debt outstanding during the year for Harbor Real Return Fund requires the Fund to present a Statement of Cash Flows.

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (“ASU 2013-08”) to provide updated guidance for assessing whether an entity is an investment company and for the measurement of non-controlling ownership interests in other investment companies. The Funds have adopted ASU 2013-08 for the fiscal year ended October 31, 2014 as each follows the investment company reporting requirements under U.S. GAAP. There were no related impacts on any of the Funds’ financial statements.

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which expands secured borrowing accounting for certain repurchase agreements. ASU 2014-14 will also require additional disclosures for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-14 will become effective for interim or annual periods beginning after December 15, 2014. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Money Market Fund Reform

On July 23, 2014, the Securities and Exchange Commission (“SEC”) voted to amend Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. In part, the amendments require structural changes to certain money market funds to one extent or another; however, the SEC provided for an extended 2-year transition period to comply with such structural requirements. At this time, management is evaluating the amendments and their impact on the Harbor Money Market Fund.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2014 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Convertible Securities Fund	$2,479	$286,873	$4,289	$202,211
Harbor Emerging Markets Debt Fund	377	12,923	369	12,850
Harbor High-Yield Bond Fund	42,026	1,096,427	55,785	1,223,717
Harbor Bond Fund	24,068,230	2,129,995	26,710,778	1,840,082
Harbor Real Return Fund	1,733,300	69,304	1,981,596	57,714

Written Options

Transactions in written options for the year ended October 31, 2014 are summarized as follows:

HARBOR BOND FUND
	Swap Options - U.S.		Currency Options		U.S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	1,627,800,000	$6,554	—	$—	170	$75	562	$197
Options opened	3,625,600,000	18,740	396,850,000	2,396	1,571	595	—	—
Options closed	(811,300,000)	(4,440)	—	—	—	—	—	—
Options exercised	(179,000,000)	(530)	(5,550,000)	(23)	(173)	(132)	—	—
Options expired	(2,885,700,000)	(13,845)	(39,700,000)	(233)	(343)	(229)	(562)	(197)

Open at 10/31/2014	1,377,400,000	$6,479	351,600,000	$2,140	1,225	$309	—	$—

HARBOR REAL RETURN FUND
	Swap Options - U.S.		Currency Options		U.S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	136,000,000	$670	—	$—	—	$—	24	$8
Options opened	87,500,000	317	27,515,000	267	51	31	—	—
Options closed	(23,500,000)	(103)	(1,340,000)	(13)	—	—	—	—
Options exercised	(6,800,000)	(14)	—	—	(51)	(31)	—	—
Options expired	(150,600,000)	(674)	(19,565,000)	(183)	—	—	(24)	(8)

Open at 10/31/2014	42,600,000	$196	6,610,000	$71	—	$—	—	$—

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Master Netting Arrangements

As described in further detail below, the Funds may enter into certain Master Netting Agreements that govern the terms of certain transactions. Master Netting Agreements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Agreements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Agreements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.

For the year ended October 31, 2014, the following Master Netting Agreements have been entered into by one or more of the Funds:

Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of October 31, 2014, Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.

Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of October 31, 2014, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern OTC market traded financial derivative transactions entered into by the Fund and select counterparties. As of October 31, 2014, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.

Please see Note 7—Offsetting Assets and Liabilities for a summary of current outstanding exposures by counterparty by Funds under terms of Master Agreements with netting provisions that enable a Fund to net its total exposure to a given counterparty.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
Harbor Convertible Securities Fund	0.65%		0.65%
Harbor Emerging Markets Debt Fund	0.85		0.85
Harbor High-Yield Bond Fund	0.60	[a]	0.56
Harbor Bond Fund	0.48	[b]	0.46
Harbor Real Return Fund	0.48		0.48
Harbor Money Market Fund	0.20	[c]	0.00

a	The Adviser has contractually agreed to reduce the management fee to 0.56% through February 28, 2015.

b	The Adviser has contractually agreed to reduce the management fee to 0.455% on assets greater than $1 billion through February 28, 2015.

c	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2015.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Emerging Markets Debt Fund limiting the total expenses for the Fund to 0.95% and 1.20% for the Institutional Class and Administrative Class, respectively. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Money Market Fund limiting the total expenses for the Fund to 0.28% for the Institutional Class and 0.53% for the Administrative Class. The contractual expense limitations are effective through February 28, 2015 for Harbor Emerging Markets Debt Fund and Harbor Money Market Fund. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of the Harbor Money Market Fund resulting in actual expense ratios for the year ended October 31, 2014 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note below. Harbor Capital has also entered into a voluntary expense limitation agreement with Harbor Bond Fund limiting the total expenses for the Fund to 0.54% for the Institutional Class and 0.79% for the Administrative Class. Harbor Capital has also entered into a voluntary expense limitation agreement with Harbor Real Return Fund limiting the total expenses for the Fund to 0.60% and 0.85% for the Institutional Class and Administrative Class, respectively. The voluntary waivers for Harbor Bond Fund and Harbor Real Return Fund may be discontinued at any time.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional	0.06% of the average daily net assets of all Institutional shares.
Administrative	0.06% of the average daily net assets of all Administrative shares.
Investor	0.18% of the average daily net assets of all Investor shares.

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2014. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.

Shareholders

On October 31, 2014, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Convertible Securities Fund	70,333	26,907	26,814	124,054	0.4%
Harbor Emerging Markets Debt Fund	562,798	27,555	N/A	590,353	32.6
Harbor High-Yield Bond Fund	47,199	4	11	47,214	0.0
Harbor Bond Fund	24,506	3	N/A	24,509	0.0
Harbor Real Return Fund	11,265	4	N/A	11,269	0.1
Harbor Money Market Fund	82,355,899	25,190	N/A	82,381,089	51.5

Independent Trustees

The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $177 for the year ended October 31, 2014.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Redemption Fee

A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund and Harbor High-Yield Bond Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2014 redemption fee proceeds are as follows:

Amount
Harbor Convertible Securities Fund	$12
Harbor Emerging Markets Debt Fund	—
Harbor High-Yield Bond Fund	33

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of swap agreement transactions, paydown reclasses, use of equilization and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2014 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Convertible Securities Fund	$1,261	$(2,576)	$1,315
Harbor Emerging Markets Debt Fund	(406)	406	—
Harbor High-Yield Bond Fund	(6,797)	(2,655)	9,452
Harbor Bond Fund	(5,537)	5,539	(2)
Harbor Real Return Fund	936	(936)	—
Harbor Money Market Fund	—	—	—

The tax composition of each Fund’s distributions is as follows:

	As of October 31, 2014			As of October 31, 2013
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Convertible Securities Fund	$5,417	$2,585	$8,002	$3,670	$—	$3,670
Harbor Emerging Markets Debt Fund	400	—	400	543	—	543
Harbor High-Yield Bond Fund	106,741	43,587	150,328	129,678	5,072	134,750
Harbor Bond Fund	178,632	—	178,632	413,630	73,717	487,347
Harbor Real Return Fund	13,496	3,106	16,602	11,269	5,881	17,150
Harbor Money Market Fund	95	—	95	126	—	126

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

As of October 31, 2014, the components of each Fund’s distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Convertible Securities Fund	$5,328	$10,902	$8,797
Harbor Emerging Markets Debt Fund	92	—	(1,015)
Harbor High-Yield Bond Fund	14,777	27,798	22,440
Harbor Bond Fund	44,991	30,023	122,121
Harbor Real Return Fund	10,344	—	(7,966)
Harbor Money Market Fund	37	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2014, the Funds in the following table had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards:
	Short-Term	Long-Term	Total
Harbor Emerging Markets Debt Fund	$463	$378	$841
Harbor Real Return Fund	578	18,779	19,357

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2014 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Convertible Securities Fund	$348,016	$17,760	$(8,963)	$8,797
Harbor Emerging Markets Debt Fund*	17,354	226	(1,232)	(1,006)
Harbor High-Yield Bond Fund	1,745,148	47,610	(25,175)	22,435
Harbor Bond Fund	4,473,634	171,418	(53,343)	118,075
Harbor Real Return Fund*	234,690	2,895	(8,860)	(5,965)
Harbor Money Market Fund	160,060	—	—	—

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2—Significant Accounting Policies.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Each Fund’s derivative instruments outstanding as of the year ended October 31, 2014 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At October 31, 2014, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:

HARBOR EMERGING MARKETS DEBT FUND
Statement of Assets and Liabilities Caption				Foreign Exchange Contracts
Assets
Unrealized appreciation on open forward currency contracts				$5

Liabilities
Unrealized depreciation on open forward currency contracts				$(15)

HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Unrealized appreciation on open forward currency contracts	$—	$73,460	$—	$73,460
Unrealized appreciation on OTC swap agreements[b]	2,652	—	6,623	9,275
Variation margin on centrally cleared swap agreements[a,b]	9,381	—	623	10,004
Variation margin on futures contracts[a]	7,124	—	—	7,124

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(41,158)	$—	$(41,158)
Unrealized depreciation on OTC swap agreements[b]	(2,096)	—	(9,566)	(11,662)
Variation margin on centrally cleared swap agreements[a,b]	(3,774)	—	—	(3,774)
Variation margin on futures contracts[a]	(688)	—	—	(688)
Written options, at value	(4,777)	(2,254)	(100)	(7,131)

HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Unrealized appreciation on open forward currency contracts	$—	$3,832	$—	$3,832
Unrealized appreciation on OTC swap agreements[b]	66	—	78	144
Variation margin on centrally cleared swap agreements[a,b]	32	—	16	48
Variation margin on futures contracts[a]	163	—	—	163

Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(1,009)	$—	$(1,009)
Unrealized depreciation on OTC swap agreements[b]	(1,456)	—	(16)	(1,472)
Variation margin on centrally cleared swap agreements[a,b]	(810)	—	—	(810)
Variation margin on futures contracts[a]	(31)	—	—	(31)
Written options, at value	(27)	(73)	(5)	(105)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

b	Net of premiums paid of $3,795 for Harbor Bond Fund and net of premiums received of $79 for Harbor Real Return Fund.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2014, were:

HARBOR EMERGING MARKETS DEBT FUND
Net Realized Gain/(Loss) on Derivatives				Foreign Exchange Contracts
Forward currency contracts				$9

Change in Unrealized Appreciation/(Depreciation) on Derivatives				Foreign Exchange Contracts
Forward currency contracts				$(8)

HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$70,421	$—	$70,421
Futures contracts	45,518	—	—	45,518
Written options	16,559	234	206	16,999
Swap agreements	(22,136)	—	13,527	(8,609)

Net realized gain/(loss) on derivatives	$39,941	$70,655	$13,733	$124,329

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$34,790	$—	$34,790
Futures contracts	(14,691)	—	—	(14,691)
Written options	(2,007)	(114)	28	(2,093)
Swap agreements	(26,816)	—	(1,532)	(28,348)

Change in unrealized appreciation/(depreciation) on derivatives	$(43,514)	$34,676	$(1,504)	$(10,342)

HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$1,932	$—	$1,932
Futures contracts	242	—	—	242
Investments (purchased options)	(167)	—	—	(167)
Written options	692	193	45	930
Swap agreements	(1,201)	—	71	(1,130)

Net realized gain/(loss) on derivatives	$(434)	$2,125	$116	$1,807

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$3,096	$—	$3,096
Futures contracts	(330)	—	—	(330)
Investments (purchased options)	4	—	—	4
Written options	(262)	(2)	30	(234)
Swap agreements	(1,296)	—	174	(1,122)

Change in unrealized appreciation/(depreciation) on derivatives	$(1,884)	$3,094	$204	$1,414

NOTE 7—OFFSETTING ASSETS AND LIABILITIES

The Funds have adopted Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which was established to enhance disclosures pertaining to the offsetting of derivatives, repurchase agreements, and securities lending transactions or those subject to an enforceable master netting arrangement

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

or similar agreement. ASU 2013-01 requires additional disclosures about the amounts reported on the financial statements to reflect the effect or potential effect of netting arrangements on the Funds’ financial position.

Please see the Master Netting Agreements section in Note 3 for more on Master Netting Agreements and how collateral is reported in the Financial Statements.

The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2014:

HARBOR BOND FUND
Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Global/Master Repurchase Agreement
HSBC Bank plc	$14,200	$—	$—	$—	$14,200	$(14,200)	$—
Morgan Stanley & Co. LLC.	21,000	—	—	—	21,000	(21,000)	—
State Street Bank	1,500	—	—	—	1,500	(1,500)	—

Master Securities Forward Transactions Agreements
Morgan Stanley & Co. International plc	$—	$—	$(224,401)	$—	$(224,401)	$—	$(224,401)

Total Borrowings and Other Financing Transactions	$36,700	$—	$(224,401)	$—

HARBOR REAL RETURN FUND
Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Global/Master Repurchase Agreement
State Street Bank	$1,087	$—	$—	$—	$1,087	$(1,087)	$—

Master Securities Forward Transactions Agreements
Barclays Bank plc	$—	$—	$(38,471)	$—	$(38,471)	$—	$(38,471)
Morgan Stanley & Co. International plc	—	—	(16,239)	—	(16,239)	—	(16,239)

Total Borrowings and Other Financing Transactions	$1,087	$—	$(54,710)	$—

Harbor Bond Fund and Harbor Real Return Fund have not pledged any securities as collateral under the terms of the above Master Repurchase and Master Securities Forward Transactions agreements as of October 31, 2014.

The following is a summary by counterparty of the gross value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2014:

HARBOR EMERGING MARKETS DEBT FUND

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over-the- Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure
Morgan Stanley Capital Services Inc.	$5	$—	$—	$5	$(15)	$—	$—	$(15)	$(10)	$—	$(10)

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—OFFSETTING ASSETS AND LIABILITIES—Continued

HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over-the- Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposure
Bank of America NA	$—	$—	$10	$10	$—	$—	$—	$—	$10	$—	$10
Barclays Bank plc	12,498	—	1,273	13,771	(16,711)	(340)	(2,533)	(19,584)	(5,813)	3,072	(2,741)
Barclays Capital	—	—	—	—	(1)	—	—	(1)	(1)	—	(1)
BNP Paribas SA	8,221	—	1,980	10,201	(5,053)	(260)	(71)	(5,384)	4,817	(4,817)	—
Citibank NA	16,056	—	1,163	17,219	(1,851)	(327)	(97)	(2,275)	14,944	—	14,944
Credit Suisse International	7,533	—	—	7,533	(4,701)	(48)	(262)	(5,011)	2,522	(2,360)	162
Deutsche Bank AG	—	—	676	676	—	(1,028)	(1,615)	(2,643)	(1,967)	(3,480)	(5,447)
Deutsche Bank AG London	6,998	—	—	6,998	(3,201)	—	—	(3,201)	3,797	—	3,797
Goldman Sachs Bank USA	—	—	171	171	—	(1,364)	(155)	(1,519)	(1,348)	1,348	—
Goldman Sachs Capital Markets LP	3,890	—	—	3,890	(4,777)	—	—	(4,777)	(887)	—	(887)
Goldman Sachs International	—	—	692	692	—	(24)	(549)	(573)	119	511	630
HSBC Bank USA	3,258	—	—	3,258	(285)	—	—	(285)	2,973	—	2,973
HSBC Bank USA NA	—	—	1,548	1,548	—	(71)	(4,043)	(4,114)	(2,566)	(3,150)	(5,716)
JP Morgan Chase Bank	1,579	—	—	1,579	(84)	—	—	(84)	1,495	—	1,495
JP Morgan Chase Bank NA	7,287	—	324	7,611	(2,570)	(168)	(201)	(2,939)	4,672	(2,038)	(2,634)
Morgan Stanley Capital Services LLC	—	—	856	856	—	(2,793)	(1,934)	(4,727)	(3,871)	2,123	1,748
Royal Bank of Scotland plc	—	—	6	6	—	—	(88)	(88)	(82)	(30)	(112)
Société Générale	917	—	—	917	(1,340)	—	—	(1,340)	(423)	—	(423)
UBS AG	5,223	—	—	5,223	(584)	—	—	(584)	4,639	—	4,639
UBS AG Stamford	—	—	576	576	—	(283)	(114)	(397)	179	(179)	—

Total Over-the-Counter Exposure	$73,460	$—	$9,275	$82,735	$(41,158)	$(6,706)	$(11,662)	$(59,526)

*	Of the total collateral received and/or pledged listed in the above table, cash of $17,064 has been received as collateral.

HARBOR REAL RETURN FUND
	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over-the- Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposure
Barclays Bank plc	$214	$—	$6	$220	$(709)	$—	$(36)	$(745)	$(525)	$179	$(346)
BNP Paribas SA	1,122	—	10	1,132	(99)	—	(606)	(705)	427	(270)	157
Citibank NA	2,207	—	—	2,207	(87)	(3)	(14)	(104)	2,103	(1,580)	523
Credit Suisse International	7	—	—	7	(5)	—	(17)	(22)	(15)	—	(15)
Deutsche Bank AG	—	—	66	66	—	(47)	(206)	(253)	(187)	—	(187)
Deutsche Bank AG London	5	—	—	5	(1)	—	—	(1)	4	—	4
Goldman Sachs Bank USA	—	—	—	—	—	(29)	(185)	(214)	(214)	214	—
Goldman Sachs Capital Markets LP	6	—	—	6	(11)	—	—	(11)	(5)	—	(5)
Goldman Sachs International	—	—	—	—	—	(3)	(1)	(4)	(4)	—	(4)
HSBC Bank USA	—	—	—	—	(4)	—	—	(4)	(4)	—	(4)
HSBC Bank USA NA	—	—	—	—	—	—	(2)	(2)	(2)	—	(2)
JP Morgan Chase Bank	36	—	—	36	(3)	—	—	(3)	33	—	33
JP Morgan Chase Bank NA	140	—	—	140	—	(23)	(6)	(29)	111	—	111
Morgan Stanley Capital Services LLC	—	—	62	62	—	—	(72)	(72)	(10)	10	—
Royal Bank of Scotland plc	—	—	—	—	—	—	(171)	(171)	(171)	—	(171)
Société Générale	28	—	—	28	(2)	—	—	(2)	26	—	26
UBS AG	67	—	—	67	(88)	—	—	(88)	(21)	—	(21)
UBS AG Stamford	—	—	—	—	—	—	(156)	(156)	(156)	156	—

Total Over-the-Counter Exposure	$3,832	$—	$144	$3,976	$(1,009)	$(105)	$(1,472)	$(2,586)

*	Of the total collateral received and/or pledged listed in the above table, cash of $1,890 has been received as collateral.

Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 8—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (six of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2014, and the related statements of operations and cash flows (Harbor Real Return Fund only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund of the Harbor Funds at October 31, 2014, the results of their operations and cash flows (Harbor Real Return Fund only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 22, 2014

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2014)	Ending Account Value (October 31, 2014)
Harbor Convertible Securities Fund
Institutional Class	0.74%
Actual		$3.73	$1,000	$1,000.00
Hypothetical (5% return)		3.77	1,000	1,021.38
Administrative Class	0.99%
Actual		$4.99	$1,000	$998.70
Hypothetical (5% return)		5.04	1,000	1,020.09
Investor Class	1.11%
Actual		$5.59	$1,000	$998.00
Hypothetical (5% return)		5.65	1,000	1,019.47
Harbor Emerging Markets Debt Fund
Institutional Class	0.95%
Actual		$4.78	$1,000	$996.90
Hypothetical (5% return)		4.84	1,000	1,020.30
Administrative Class	1.20%
Actual		$6.04	$1,000	$995.60
Hypothetical (5% return)		6.11	1,000	1,019.00

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2014)	Ending Account Value (October 31, 2014)
Harbor High-Yield Bond Fund
Institutional Class	0.64%
Actual		$3.24	$1,000	$1,007.70
Hypothetical (5% return)		3.26	1,000	1,021.90
Administrative Class	0.89%
Actual		$4.50	$1,000	$1,006.40
Hypothetical (5% return)		4.53	1,000	1,020.61
Investor Class	1.01%
Actual		$5.11	$1,000	$1,006.70
Hypothetical (5% return)		5.14	1,000	1,019.99
Harbor Bond Fund
Institutional Class	0.54%
Actual		$2.75	$1,000	$1,021.20
Hypothetical (5% return)		2.75	1,000	1,022.41
Administrative Class	0.79%
Actual		$4.02	$1,000	$1,019.80
Hypothetical (5% return)		4.02	1,000	1,021.12
Harbor Real Return Fund
Institutional Class	0.60%
Actual		$3.04	$1,000	$1,012.30
Hypothetical (5% return)		3.06	1,000	1,022.10
Administrative Class	0.85%
Actual		$4.30	$1,000	$1,010.50
Hypothetical (5% return)		4.33	1,000	1,020.81
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,000.30
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,000.30
Hypothetical (5% return)		0.00	1,000	1,025.21
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2014:

Harbor Convertible Securities Fund	$3,299
Harbor High-Yield Bond Fund	45,625
Harbor Real Return Fund	3,107

For the fiscal year ended October 31, 2014, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2014, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2014 will receive a Form 1099-DIV in January 2015 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2014)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (51) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011-Present); Trustee, Berkshire School (2014-Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), Managing Director and Co- Head, Fixed Income Portfolio Management Group, and Head, Global Credit Research (2000-2006), Managing Director and Portfolio Manager, (1990-2000); Vice President, Fixed Income Research, Credit Suisse Group Ltd. (1988-1990); Vice President, Fixed Income Research, First Boston Corporation (1985-1988).	29	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (76) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (67) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (56) Trustee	Since 2014	Senior Executive Vice President, Columbia University (2002-Present); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005–Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; and Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued

Rodger F. Smith (73) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None

Ann M. Spruill (60) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (68)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
FUND OFFICERS**
Charles F. McCain (45) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (43) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (39) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (55) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Jodie L. Crotteau (42) Assistant Secretary	Since 2014	Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

Susan A. DeRoche (63) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (45) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Advisor and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bloomberg Commodity Index Total ReturnSM—(formerly known as Dow Jones—UBS Commodity Index Total ReturnSM) The Bloomberg Commodity Index Total ReturnSM is composed of futures contracts on physical commodities. No single commodity may constitute less than 2% or more than 15% of the Index, and no related group of commodities may constitute more than 33% of the Index. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Glossary—Continued

BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of The BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index— Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (ND) Index—(All Country World Ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Glossary—Continued

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Glossary—Continued

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Glossary—Continued

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street Boston,

MA 02111-2900

FD.AR.FI.1014

Annual Report

October 31, 2014

Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Target Retirement Income Fund	HARAX	HARBX	HARCX

Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX

Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX

Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX

Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX

Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX

Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX

Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX

Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds

ANNUAL REPORT OVERVIEW

The Harbor Funds’ fiscal year ended October 31, 2014. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. Returns for periods less than one year are not annualized. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

	Total Return Year Ended October 31, 2014
HARBOR TARGET RETIREMENT FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income Fund	4.32%	4.32%	4.32%
Harbor Target Retirement 2015 Fund	4.73	4.73	4.73
Harbor Target Retirement 2020 Fund	5.06	5.16	5.16
Harbor Target Retirement 2025 Fund	5.37	5.37	5.37
Harbor Target Retirement 2030 Fund	5.79	5.70	5.70
Harbor Target Retirement 2035 Fund	6.19	6.19	6.19
Harbor Target Retirement 2040 Fund	6.77	6.76	6.76
Harbor Target Retirement 2045 Fund	7.17	7.24	7.24
Harbor Target Retirement 2050 Fund	7.61	7.61	7.61

UNDERLYING HARBOR FUNDS PERFORMANCE (INSTITUTIONAL CLASS SHARES)

	Total Return for Year Ended October 31, 2014					Expense Ratios*
EQUITY & COMMODITY FUNDS	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Inception Date	Net		Gross
Harbor Capital Appreciation Fund	16.95%	16.36%	9.38%	11.52%	12/29/1987	0.65%[b]		0.68%
Harbor Mid Cap Growth Fund	14.45	17.24	10.21	3.54	11/01/2000	0.84		0.84
Harbor Small Cap Growth Fund	12.94	18.91	9.52	8.62	11/01/2000	0.83		0.83
Harbor Large Cap Value Fund	14.13	14.88	7.56	9.89	12/29/1987	0.68	[c]	0.71
Harbor Mid Cap Value Fund	17.39	19.20	9.80	8.55	03/01/2002	0.93		0.93
Harbor Small Cap Value Fund	11.03	17.38	8.38	10.71	12/14/2001	0.84		0.84
Harbor International Fund	-1.69	7.69	8.71	11.57	12/29/1987	0.74	[b]	0.76
Harbor International Growth Fund	-0.54	6.04	5.71	3.39	11/01/1993	0.85	[c]	0.93
Harbor Global Growth Fund	10.08	15.84	N/A	23.14	03/01/2009	0.90	[c]	1.14
Harbor Commodity Real Return Strategy Fund	-6.82	0.44	N/A	-4.50	09/02/2008	0.98	[c]	1.03

FIXED INCOME FUNDS
Harbor Unconstrained Bond Fund	2.26%	N/A	N/A	3.25%	04/01/2010	1.06%[c]		1.34%
Harbor High-Yield Bond Fund	5.10	8.32%	6.74%	7.89	12/01/2002	0.64	[b]	0.68
Harbor Bond Fund	3.40	4.70	5.53	7.56	12/29/1987	0.53	[b]	0.56
Harbor Real Return Fund	2.07	4.41	N/A	4.86	12/01/2005	0.61		0.61

SHORT-TERM INVESTMENTS
Harbor Money Market Fund	0.06%	0.10%	1.61%	3.53%	12/29/1987	0.28%[b,c]		0.31%
Current 7-day subsidized SEC yield for period ended 10/31/2014: 0.05%
Current 7-day unsubsidized SEC yield for period ended 10/31/2014: -0.26%

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2014
Russell 3000®; entire U.S. stock market	16.07%
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	-0.60
Barclays U.S. Aggregate Bond; domestic bonds	4.14

*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a funds average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the funds current prospectus, as revised and supplemented to date.

a	Annualized.

b	Reflects contractual management fee reduction in effect through February 28, 2015.

c	Contractual limitation on Fund operating expenses in effect through February 28, 2015.

1

Harbor Target Retirement Funds

ANNUAL REPORT OVERVIEW—Continued

TARGET ASSET ALLOCATION

Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the chart above. The chart shows the shifting of asset classes over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.

The principal value of the Funds is not guaranteed at any time, including the target retirement date.

INVESTMENT STYLES

The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.

Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS – ACTUAL ALLOCATION AS OF OCTOBER 31, 2014

	Income	2015	2020	2025	2030	2035	2040	2045	2050
Equity Funds
Harbor Capital Appreciation Fund	3%	4%	5%	5%	6%	8%	9%	10%	11%
Harbor Mid Cap Growth Fund	1	2	2	3	3	4	5	5	6
Harbor Small Cap Growth Fund	1	2	2	2	3	4	4	5	5
Harbor Large Cap Value Fund	3	5	5	6	8	9	11	12	14
Harbor Mid Cap Value Fund	2	3	4	4	5	6	7	8	9
Harbor Small Cap Value Fund	1	2	3	3	4	4	5	6	6
Harbor International Fund	5	7	8	10	12	15	17	19	22
Harbor International Growth Fund	3	4	5	6	7	8	9	11	12
Harbor Global Growth Fund	1	2	2	2	3	3	4	4	5
Total Equity Funds	20	31	36	41	51	61	71	80	90
Commodities Funds
Harbor Commodity Real Return Strategy Fund	0	2	3	4	5	5	4	4	3
Total Commodities Funds	0	2	3	4	5	5	4	4	3
Fixed Income Funds
Harbor Unconstrained Bond Fund	8	7	6	5	4	3	2	2	1
Harbor High-Yield Bond Fund	14	14	16	16	14	12	9	6	3
Harbor Bond Fund	37	31	31	28	23	18	13	8	3
Harbor Real Return Fund	16	10	8	6	3	1	1	0	0
Total Fixed Income Funds	75	62	61	55	44	34	25	16	7
Short-Term Investments
Harbor Money Market Fund	5	5	0	0	0	0	0	0	0
Total Short-Term Investments	5	5	0	0	0	0	0	0	0
	100%	100%	100%	100%	100%	100%	100%	100%	100%

2

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Domestic equities recorded solid gains in fiscal 2014 in an environment of favorable earnings reports and indications of moderate growth in the U.S. economy. The gains in domestic equities and moderate returns in fixed income were the primary sources of returns in the Harbor Target Retirement Funds. International equities had modest negative returns for the fiscal year.

Harbor Target Retirement Funds

Returns of domestic equity funds were a major driver of performance for the Harbor Target Retirement Funds in fiscal 2014, as all of the underlying domestic equity funds in the Target Retirement portfolios posted double-digit returns. Harbor Target Retirement Income Fund, which had the smallest U.S. equity allocation (about 11% of its portfolio), had a return of 4.32%, while Harbor Target Retirement 2050 Fund, which had approximately 51% of its portfolio invested in U.S. stocks, had a return of 7.61%. (All Harbor returns cited are for each fund’s Institutional Class shares.) Among the other components of the Target Retirement portfolios, fixed income funds all had positive returns while those focused on international equities and commodities finished the fiscal year in negative territory.

Notable performances included that of Harbor Mid Cap Value Fund, which returned 17.39%, outperforming its Russell Midcap® Value Index benchmark by 121 basis points. A basis point is one-hundredth of one percentage point. Harbor Small Cap Growth Fund posted a return of 12.94%, outpacing its Russell 2000® Growth Index benchmark by 468 basis points, while Harbor Small Cap Value Fund returned 11.03%, outperforming its benchmark, the Russell 2000® Value Index, by 314 basis points. Harbor International Fund, the largest stock fund in the Target Retirement portfolios, had a return of -1.69%, trailing its MSCI EAFE (ND) Index benchmark by 109 basis points. Harbor Bond Fund, the largest fixed income component of the portfolios, returned 3.40%, lagging its Barclays U.S. Aggregate Bond Index benchmark by 74 basis points.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2014
		Annualized
	1 Year	5 Years	10 Years	30 Years
Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	15.78%	17.06%	8.76%	11.24%
S&P 500 (large cap stocks)	17.27	16.69	8.20	11.31
Russell Midcap® (mid cap stocks)	15.32	18.97	10.37	12.80
Russell 2000® (small cap stocks)	8.06	17.39	8.67	10.12
Russell 3000® Growth	16.39	17.52	9.09	10.50
Russell 3000® Value	15.76	16.47	7.89	11.61

International & Global
MSCI EAFE (ND) (foreign stocks)	-0.60%	6.52%	5.81%	9.21%
MSCI World (ND) (global stocks)	8.67	11.41	6.93	9.63
MSCI EM (ND) (emerging markets)	0.64	4.64	10.54	N/A

Strategic Markets
Bloomberg Commodity Total ReturnSM	-5.94%	-2.17%	-1.28%	N/A

Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	5.85%	10.26%	8.12%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	4.14	4.22	4.64	7.53%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.05	0.09	1.58	4.06

Domestic Equity

U.S. equities posted strong returns in fiscal 2014, as investors responded positively to generally favorable earnings reports and encouraging signals of strength in the U.S. economy. Concerns about market valuations, slowing growth in key regions of the world, geopolitical tensions, and the Federal Reserve’s completion of its widely communicated decision to gradually end quantitative easing tempered the returns of equities as the fiscal year came to a close.

The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, had a return of 15.78% for the 12 months ended October 31, 2014. This strong return followed an even stronger performance in fiscal 2013, when the index had a return of over 29%. The S&P 500, an index of larger companies, had a return of 17.27% in fiscal 2014, while the Russell 2000® Index, a small-company benchmark, had a return of 8.06%.

International Equity

International equity markets produced generally flat returns in fiscal 2014, reflecting concerns over weak economic growth in both developed and emerging markets and international tensions in several regions of the world. The MSCI EAFE (ND), an index of companies based in developed overseas markets, had a return of -0.60% for the fiscal year. The

3

MSCI Emerging Markets (ND) Index recorded a modest gain of 0.64%. The MSCI All Country World (ND) Index, a measure of global equities including the U.S., returned 7.77%. (All international and global returns are in U.S. dollars.)

Strategic Markets and Fixed Income

Broad measures of commodity prices fell again in fiscal 2014 after declining the prior fiscal year. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, had a return of -5.94%. Reflecting slowing global growth and changes in supply and demand, prices for crude oil started dropping in the fiscal year from over $100 per barrel in June to below $60 per barrel as of the date of this letter.

Modest economic growth and mild inflation provided a mostly favorable environment for bonds in fiscal 2014, as the Federal Reserve concluded its most recent bond-buying program. The broad U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, had a return of 4.14% for the fiscal year. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, had a return of 1.90%. The BofA Merrill Lynch U.S. High Yield Index had a return of 5.85%, as speculative-grade bonds continued to find favor with investors seeking higher yields. The high-yield market came under pressure after the close of the fiscal year due in part to the decline in oil prices, which raised concerns about the value of energy companies’ debt held in many high-yield portfolios. Money market investments produced barely positive returns as the Federal Reserve continued to hold the federal funds target rate at the 0.0%-to-0.25% range established in December 2008.

Fund Reorganization

Effective with the start of fiscal 2015, Harbor Target Retirement 2010 Fund has been reorganized into Harbor Target Retirement Income Fund, consistent with the expectations for Target Retirement Funds that are about five years beyond the stated retirement date. The investment portfolio of each of the Harbor Target Retirement Funds changes over time, becoming more conservative as it approaches, and continues through, its target date. As a result of this allocation adjustment process, the 2010 Fund’s portfolio had become virtually identical to that of the Income Fund. The reorganization was approved in May 2014 by the Harbor Funds Board of Trustees and took place after the close of business on October 31, 2014.

Harbor Funds Trustee Retires

On December 31, 2014, John P. (“Jack”) Gould, will retire as a trustee of Harbor Funds in accordance with the board’s retirement policy. Jack has served shareholders as a member of the board for almost 21 years following his election to the board in early 1994. Jack’s leadership and his extensive knowledge of investments, economics and governance were instrumental in the growth and development of Harbor Funds. Jack’s focus was always on what was in the best interests of shareholders. His comprehensive and thoughtful guidance were invaluable to the board and senior members of the Harbor Funds team. Everyone affiliated with Harbor Funds has benefited from his astute perspective and wisdom. We wish Jack the very best in what we expect will be a very active retirement.

The board’s retirement policy enables the trustees to prepare for retirements well in advance. With Jack Gould’s retirement, the board will be reduced from nine members to eight, of which seven are independent. Three new trustees with extensive investment and business experience were added to the board early in fiscal 2014 and each shares the Harbor Funds commitment to acting in the best interests of our shareholders.

Evaluate Investments over the Long Term

It is the time of year when many investors evaluate their investments and consider what, if any, changes should be made in their asset allocation for the coming year. No one knows for certain how equity or fixed income markets will perform in fiscal 2015 or in any short term period.

Harbor Funds always encourages investors to take a long term perspective with all investments. A diversified portfolio that includes equities and fixed income in an asset allocation that is consistent with your investment objectives and risk tolerance can help you manage the uncertainty of the financial markets over the long term. Harbor Funds offers a range of actively-managed equity, strategic markets, and fixed income funds to help investors build a diversified portfolio to achieve their long term investment goals.

A number of these funds have been selected to make up the portfolios of the Harbor Target Retirement Funds, which are designed to help investors keep a predetermined balance between risk and potential reward over time as they move gradually toward their retirement years.

Thank you for your investment in Harbor Funds.

December 22, 2014

David G. Van Hooser

Chairman

4

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Dr.

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Current income and some capital appreciation

MARKET REVIEW

Equity markets produced mixed results for the 12 months ended October 31, 2014, as shares of U.S. companies moved higher while international stocks were generally flat. Fixed income investments registered positive returns, led by shares of higher-yielding speculative-grade bonds. Commodity prices declined.

U.S. equities returned 16.07% for fiscal 2014, as measured by the Russell 3000® Index. The domestic stock market was paced by shares of larger companies, which returned 16.78%, as measured by the Russell 1000® Index, while the Russell 2000® Index, a measure of smaller capitalization firms, returned 8.06%. There were no significant differences between the overall returns of growth and value stocks. The S&P 500 Index returned 17.27%, with all 10 of its economic sectors posting positive returns. The Health Care, Information Technology, and Utilities sectors all posted gains of more than 20%. Energy, up 4%, was the weakest-performing area of the S&P 500 Index.

Equities in both developed and emerging international markets recorded nearly flat returns for the fiscal year. The MSCI EAFE (ND) Index, a measure of stocks in developed markets outside the U.S., posted a return of -0.60%, while the MSCI Emerging Markets Index registered a positive return of 0.64%. (All international and global returns are in U.S. dollars.) Only 4 of the 10 sectors in the MSCI EAFE (ND) Index posted positive returns. Health Care and Utilities, areas considered less vulnerable to global uncertainty, were the best-performing sectors, while economically-sensitive sectors such as Materials, Energy, and Consumer Discretionary were the weakest.

Investments in the fixed income market generated positive returns, as inflation remained mild and the Federal Reserve continued to scale back its monthly bond-buying program. The broad U.S. investment-grade bond market, returned 4.14%, as measured by the Barclays U.S. Aggregate Bond Index. Inflation-linked bonds returned 1.90%, as measured by the Barclays U.S. TIPS Index. The speculative-grade bond market returned 5.85%, as measured by the BofA Merrill Lynch U.S. High Yield Index. The BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a measure of money market returns, posted a return of 0.05%.

Following a double-digit decline over the prior 12 months, commodity prices fell further in fiscal 2014. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -5.94%.

PERFORMANCE

Harbor Target Retirement Income Fund recorded a return of 4.32% (Institutional, Administrative, and Investor Classes) for the 12 months ended October 31, 2014. Major segments of the portfolio recorded mixed results: U.S. equities and bonds posted positive returns while international stocks lost ground.

The Fund’s exposure to the U.S. stock market was an important contributor to performance as all U.S. equity funds in the portfolio posted double-digit returns. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Value Fund returned 17.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell Midcap® Value Index, by 121 basis points, or 1.21 percentage points. Harbor Mid Cap Growth Fund returned 14.45%, lagging its benchmark, the Russell Midcap® Growth Index, by 14 basis points. Among funds investing primarily in shares of larger U.S. companies, Harbor Capital Appreciation Fund returned 16.95%, trailing its Russell 1000® Growth Index benchmark by 16 basis points, while Harbor Large Cap Value Fund returned 14.13%, behind its benchmark, the Russell 1000® Value Index, by 233 basis points. Although shares of smaller companies generally underperformed the broad U.S. stock market, the small cap components of the

5

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY—Continued

portfolio both recorded strong relative results. Harbor Small Cap Growth Fund returned 12.94%, outpacing its Russell 2000® Growth Index benchmark by 468 basis points, while Harbor Small Cap Value Fund returned 11.03%, outperforming its Russell 2000® Value Index benchmark by 314 basis points.

Fiscal 2014 saw a wide divergence in performance between U.S. and foreign stocks, and this was reflected in the international and global equity segment of the portfolio. Harbor Global Growth Fund, with over half of its portfolio in U.S. equities, returned 10.08% while outperforming its benchmark, the MSCI All Country World (ND) Index, by 231 basis points. Harbor International Fund and Harbor International Growth Fund, which are focused primarily on shares of companies based outside the U.S., posted negative returns. Harbor International Fund returned -1.69%, trailing its MSCI EAFE (ND) Index benchmark by 109 basis points, while Harbor International Growth Fund returned -0.54%, lagging its MSCI All Country World Ex U.S. (ND) Index benchmark by 60 basis points.

The portfolio’s fixed income funds all recorded positive results. Harbor High-Yield Bond Fund returned 5.10%, the highest absolute return in the fixed income segment of the portfolio; it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 75 basis points. Harbor Bond Fund posted a return of 3.40%, while Harbor Unconstrained Bond Fund returned 2.26%. Both trailed the 4.14% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 2.07%, outpacing its Barclays U.S. TIPS Index benchmark by 17 basis points. Despite the low interest rate environment, Harbor Money Market Fund was a positive contributor with a return of 0.06%, outperforming the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index by 1 basis point.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Target Retirement Income Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.62%[a]

Total Net Assets (000s)	$17,410

ADMINISTRATIVE CLASS

Fund #	2700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.62%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.62%[a]

Total Net Assets (000s)	$15

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	4.9%

Harbor Large Cap Value Fund	3.0%

Harbor International Growth Fund	2.7%

Harbor Capital Appreciation Fund	2.6%

Harbor Mid Cap Value Fund	2.0%

Harbor Small Cap Value Fund	1.5%

Harbor Mid Cap Growth Fund	1.3%

Harbor Small Cap Growth Fund	1.2%

Harbor Global Growth Fund	1.1%

Fixed Income

Harbor Bond Fund	37.1%

Harbor Real Return Fund	15.5%

Harbor High-Yield Bond Fund	14.1%

Harbor Unconstrained Bond Fund	8.0%

Short-Term Investments

Harbor Money Market Fund	5.0%

7

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement Income Fund
Institutional Class	4.32%	6.38%	7.42%	01/02/2009	$15,181
Investor Class	4.32%	6.38%	7.42%	01/02/2009	$15,181
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$25,904
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$17,464
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$13,064

Administrative Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement Income Fund
Administrative Class	4.32%	6.38%	7.42%	01/02/2009	$75,911
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$129,518
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$87,319
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$65,319

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class), 0.85% (Administrative Class) and 0.97% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

8

Harbor Target Retirement Income Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2014

HARBOR EQUITY FUNDS—20.3%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—11.6%
7,275	Harbor Capital Appreciation Fund	$451
20,135	Harbor Mid Cap Growth Fund	230
13,369	Harbor Small Cap Growth Fund	206
43,366	Harbor Large Cap Value Fund	531
16,981	Harbor Mid Cap Value Fund	345
9,315	Harbor Small Cap Value Fund	253

		2,016

HARBOR INTERNATIONAL EQUITY FUNDS—8.7%
12,701	Harbor International Fund	865
36,692	Harbor International Growth Fund	468
7,904	Harbor Global Growth Fund	188

		1,521

TOTAL HARBOR EQUITY FUNDS (Cost $2,936)		3,537

HARBOR FIXED INCOME FUNDS—74.7%

Shares		Value (000s)

128,743	Harbor Unconstrained Bond Fund	1,390
227,470	Harbor High-Yield Bond Fund	2,468
527,483	Harbor Bond Fund	6,478
265,115	Harbor Real Return Fund	2,699

TOTAL HARBOR FIXED INCOME FUNDS (Cost $13,205)		13,035

SHORT-TERM INVESTMENTS—5.0%
(Cost $868)
868,359	Harbor Money Market Fund	868

TOTAL INVESTMENTS—100.0% (Cost $17,009)		17,440

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$17,440

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

9

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Dr.

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets produced mixed results for the 12 months ended October 31, 2014, as shares of U.S. companies moved higher while international stocks were generally flat. Fixed income investments registered positive returns, led by shares of higher-yielding speculative-grade bonds. Commodity prices declined.

U.S. equities returned 16.07% for fiscal 2014, as measured by the Russell 3000® Index. The domestic stock market was paced by shares of larger companies, which returned 16.78%, as measured by the Russell 1000® Index, while the Russell 2000® Index, a measure of smaller capitalization firms, returned 8.06%. There were no significant differences between the overall returns of growth and value stocks. The S&P 500 Index returned 17.27%, with all 10 of its economic sectors posting positive returns. The Health Care, Information Technology, and Utilities sectors all posted gains of more than 20%. Energy, up 4%, was the weakest-performing area of the S&P 500 Index.

Equities in both developed and emerging international markets recorded nearly flat returns for the fiscal year. The MSCI EAFE (ND) Index, a measure of stocks in developed markets outside the U.S., posted a return of -0.60%, while the MSCI Emerging Markets Index registered a positive return of 0.64%. (All international and global returns are in U.S. dollars.) Only 4 of the 10 sectors in the MSCI EAFE (ND) Index posted positive returns. Health Care and Utilities, areas considered less vulnerable to global uncertainty, were the best-performing sectors, while economically-sensitive sectors such as Materials, Energy, and Consumer Discretionary were the weakest.

Investments in the fixed income market generated positive returns, as inflation remained mild and the Federal Reserve continued to scale back its monthly bond-buying program. The broad U.S. investment-grade bond market, returned 4.14%, as measured by the Barclays U.S. Aggregate Bond Index. Inflation-linked bonds returned 1.90%, as measured by the Barclays U.S. TIPS Index. The speculative-grade bond market returned 5.85%, as measured by the BofA Merrill Lynch U.S. High Yield Index. The BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a measure of money market returns, posted a return of 0.05%.

Following a double-digit decline over the prior 12 months, commodity prices fell further in fiscal 2014. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -5.94%.

PERFORMANCE

Harbor Target Retirement 2015 Fund returned 4.73% (Institutional, Administrative, and Investor Classes) for the 12 months ended October 31, 2014. Major segments of the portfolio recorded mixed results: U.S. equities and bonds posted positive returns while international stocks and commodities lost ground.

The Fund’s exposure to the U.S. stock market was a major contributor to performance, as all U.S. equity funds in the portfolio posted double-digit returns. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Value Fund returned 17.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell Midcap® Value Index, by 121 basis points, or 1.21 percentage points. Harbor Mid Cap Growth Fund returned 14.45%, lagging its benchmark, the Russell Midcap® Growth Index, by 14 basis points. Among funds investing primarily in shares of larger U.S. companies, Harbor Capital Appreciation Fund returned 16.95%, trailing its Russell 1000® Growth Index benchmark by 16 basis points, while Harbor Large Cap Value Fund returned 14.13%, behind its benchmark, the Russell 1000® Value Index, by 233 basis points. Although shares of smaller companies generally underperformed the broad U.S. stock market, the small cap components of the portfolio both recorded strong relative results. Harbor Small Cap Growth Fund returned 12.94%,

10

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY—Continued

outpacing its Russell 2000® Growth Index benchmark by 468 basis points, while Harbor Small Cap Value Fund returned 11.03%, outperforming its Russell 2000® Value Index benchmark by 314 basis points.

Fiscal 2014 saw a wide divergence in performance between U.S. and foreign stocks, and this was reflected in the international and global equity segment of the portfolio. Harbor Global Growth Fund, with over half of its portfolio in U.S. equities, returned 10.08% while outperforming its benchmark, the MSCI All Country World (ND) Index, by 231 basis points. Harbor International Fund and Harbor International Growth Fund, which are focused primarily on shares of companies based outside the U.S., posted negative returns. Harbor International Fund returned -1.69%, trailing its MSCI EAFE (ND) Index benchmark by 109 basis points, while Harbor International Growth Fund returned -0.54%, lagging its MSCI All Country World Ex U.S. (ND) Index benchmark by 60 basis points.

The portfolio’s fixed income funds all recorded positive results. Harbor High-Yield Bond Fund returned 5.10%, the highest absolute return in the fixed income segment of the portfolio; it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 75 basis points. Harbor Bond Fund posted a return of 3.40%, while Harbor Unconstrained Bond Fund returned 2.26%. Both trailed the 4.14% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 2.07%, outpacing its Barclays U.S. TIPS Index benchmark by 17 basis points. Despite the low interest rate environment, Harbor Money Market Fund was a positive contributor with a return of 0.06%, outperforming the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index by 1 basis point.

Harbor Commodity Real Return Strategy Fund was the weakest performer in the portfolio with a return of -6.82%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 88 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

11

Harbor Target Retirement 2015 Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$11,200

ADMINISTRATIVE CLASS

Fund #	2702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$17

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	7.5%

Harbor Large Cap Value Fund	4.6%

Harbor International Growth Fund	4.1%

Harbor Capital Appreciation Fund	4.0%

Harbor Mid Cap Value Fund	3.0%

Harbor Small Cap Value Fund	2.3%

Harbor Mid Cap Growth Fund	2.0%

Harbor Small Cap Growth Fund	1.8%

Harbor Global Growth Fund	1.6%
Commodities

Harbor Commodity Real Return Strategy Fund	2.0%

Fixed Income

Harbor Bond Fund	31.3%

Harbor High-Yield Bond Fund	14.0%

Harbor Real Return Fund	10.2%

Harbor Unconstrained Bond Fund	6.7%

Short-Term Investments

Harbor Money Market Fund	4.9%

12

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2015 Fund
Institutional Class	4.73%	7.68%	9.23%	01/02/2009	$16,735
Investor Class	4.73%	7.68%	9.23%	01/02/2009	$16,735
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$25,904
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$17,464
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$13,064

Administrative Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2015 Fund
Administrative Class	4.73%	7.68%	9.23%	01/02/2009	$83,674
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$129,518
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$87,319
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$65,319

As stated in the Fund’s current prospectus, the expense ratios were 0.64% (Institutional Class), 0.89% (Administrative Class) and 1.01% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

13

Harbor Target Retirement 2015 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2014

HARBOR EQUITY FUNDS—30.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—17.7%
7,144	Harbor Capital Appreciation Fund	$443
19,846	Harbor Mid Cap Growth Fund	227
13,291	Harbor Small Cap Growth Fund	205
42,578	Harbor Large Cap Value Fund	521
16,736	Harbor Mid Cap Value Fund	340
9,319	Harbor Small Cap Value Fund	253

		1,989

HARBOR INTERNATIONAL EQUITY FUNDS—13.2%
12,293	Harbor International Fund	837
35,781	Harbor International Growth Fund	456
7,758	Harbor Global Growth Fund	185

		1,478

TOTAL HARBOR EQUITY FUNDS (Cost $3,141)		3,467

HARBOR COMMODITY FUNDS—2.0%
(Cost $259)
39,937	Harbor Commodity Real Return Strategy Fund	223

HARBOR FIXED INCOME FUNDS—62.2%

Shares		Value (000s)
70,002	Harbor Unconstrained Bond Fund	756
144,710	Harbor High-Yield Bond Fund	1,570
286,485	Harbor Bond Fund	3,518
112,501	Harbor Real Return Fund	1,146

TOTAL HARBOR FIXED INCOME FUNDS (Cost $7,089)		6,990

SHORT-TERM INVESTMENTS—4.9%
(Cost $554)
554,139	Harbor Money Market Fund	554

TOTAL INVESTMENTS—100.0% (Cost $11,043)		11,234

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$11,234

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

14

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Dr.

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund

since its inception

in 2009.

INVESTMENT GOAL

Capital appreciation

and current income

consistent with the

Fund’s current asset

allocation

MARKET REVIEW

Equity markets produced mixed results for the 12 months ended October 31, 2014, as shares of U.S. companies moved higher while international stocks were generally flat. Fixed income investments registered positive returns, led by shares of higher-yielding speculative-grade bonds. Commodity prices declined.

U.S. equities returned 16.07% for fiscal 2014, as measured by the Russell 3000® Index. The domestic stock market was paced by shares of larger companies, which returned 16.78%, as measured by the Russell 1000® Index, while the Russell 2000® Index, a measure of smaller capitalization firms, returned 8.06%. There were no significant differences between the overall returns of growth and value stocks. The S&P 500 Index returned 17.27%, with all 10 of its economic sectors posting positive returns. The Health Care, Information Technology, and Utilities sectors all posted gains of more than 20%. Energy, up 4%, was the weakest-performing area of the S&P 500 Index.

Equities in both developed and emerging international markets recorded nearly flat returns for the fiscal year. The MSCI EAFE (ND) Index, a measure of stocks in developed markets outside the U.S., posted a return of -0.60%, while the MSCI Emerging Markets Index registered a positive return of 0.64%. (All international and global returns are in U.S. dollars.) Only 4 of the 10 sectors in the MSCI EAFE (ND) Index posted positive returns. Health Care and Utilities, areas considered less vulnerable to global uncertainty, were the best-performing sectors, while economically-sensitive sectors such as Materials, Energy, and Consumer Discretionary were the weakest.

Investments in the fixed income market generated positive returns, as inflation remained mild and the Federal Reserve continued to scale back its monthly bond-buying program. The broad U.S. investment-grade bond market, returned 4.14%, as measured by the Barclays U.S. Aggregate Bond Index. Inflation-linked bonds returned 1.90%, as measured by the Barclays U.S. TIPS Index. The speculative-grade bond market returned 5.85%, as measured by the BofA Merrill Lynch U.S. High Yield Index. The BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a measure of money market returns, posted a return of 0.05%.

Following a double-digit decline over the prior 12 months, commodity prices fell further in fiscal 2014. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -5.94%.

PERFORMANCE

Harbor Target Retirement 2020 Fund returned 5.06% (Institutional Class) and 5.16% (Administrative and Investor Classes) for the 12 months ended October 31, 2014. Major segments of the portfolio recorded mixed results: U.S. equities and bonds posted positive returns while international stocks and commodities lost ground.

The Fund’s exposure to the U.S. stock market was a major contributor to performance, as all U.S. equity funds in the portfolio posted double-digit returns. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Value Fund returned 17.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell Midcap® Value Index, by 121 basis points, or 1.21 percentage points. Harbor Mid Cap Growth Fund returned 14.45%, lagging its benchmark, the Russell Midcap® Growth Index, by 14 basis points. Among funds investing primarily in shares of larger U.S. companies, Harbor Capital Appreciation Fund returned 16.95%, trailing its Russell 1000® Growth Index benchmark by 16 basis points, while Harbor Large Cap Value Fund returned 14.13%, behind its benchmark, the Russell 1000® Value Index, by 233 basis points. Although shares of smaller companies generally underperformed the broad U.S. stock market, the small cap components of the portfolio both recorded strong relative results. Harbor Small Cap Growth Fund returned 12.94%,

15

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY—Continued

outpacing its Russell 2000® Growth Index benchmark by 468 basis points, while Harbor Small Cap Value Fund returned 11.03%, outperforming its Russell 2000® Value Index benchmark by 314 basis points.

Fiscal 2014 saw a wide divergence in performance between U.S. and foreign stocks, and this was reflected in the international and global equity segment of the portfolio. Harbor Global Growth Fund, with over half of its portfolio in U.S. equities, returned 10.08% while outperforming its benchmark, the MSCI All Country World (ND) Index, by 231 basis points. Harbor International Fund and Harbor International Growth Fund, which are focused primarily on shares of companies based outside the U.S., posted negative returns. Harbor International Fund returned -1.69%, trailing its MSCI EAFE (ND) Index benchmark by 109 basis points, while Harbor International Growth Fund returned -0.54%, lagging its MSCI All Country World Ex U.S. (ND) Index benchmark by 60 basis points.

The portfolio’s fixed income funds all recorded positive results. Harbor High-Yield Bond Fund returned 5.10%, the highest absolute return in the fixed income segment of the portfolio; it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 75 basis points. Harbor Bond Fund posted a return of 3.40%, while Harbor Unconstrained Bond Fund returned 2.26%. Both trailed the 4.14% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 2.07%, outpacing its Barclays U.S. TIPS Index benchmark by 17 basis points.

Harbor Commodity Real Return Strategy Fund was the weakest performer in the portfolio with a return of -6.82%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 88 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

16

Harbor Target Retirement 2020 Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$31,124

ADMINISTRATIVE CLASS

Fund #	2703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$18

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	8.6%

Harbor Large Cap Value Fund	5.4%

Harbor International Growth Fund	4.7%

Harbor Capital Appreciation Fund	4.6%

Harbor Mid Cap Value Fund	3.5%

Harbor Small Cap Value Fund	2.6%

Harbor Mid Cap Growth Fund	2.3%

Harbor Small Cap Growth Fund	2.1%

Harbor Global Growth Fund	1.9%

Commodities

Harbor Commodity Real Return Strategy Fund	3.0%

Fixed Income

Harbor Bond Fund	31.2%

Harbor High-Yield Bond Fund	15.6%

Harbor Real Return Fund	8.4%

Harbor Unconstrained Bond Fund	6.1%

17

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2020 Fund
Institutional Class	5.06%	8.27%	9.95%	01/02/2009	$17,381
Investor Class	5.16%	8.28%	9.95%	01/02/2009	$17,381
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$25,904
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$17,464
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$13,064

Administrative Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2020 Fund
Administrative Class	5.16%	8.28%	9.95%	01/02/2009	$86,928
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$129,518
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$87,319
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$65,319

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Institutional Class), 0.93% (Administrative Class) and 1.05% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

18

Harbor Target Retirement 2020 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2014

HARBOR EQUITY FUNDS—35.7%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—20.5%
22,973	Harbor Capital Appreciation Fund	$1,424
64,030	Harbor Mid Cap Growth Fund	731
42,816	Harbor Small Cap Growth Fund	661
136,809	Harbor Large Cap Value Fund	1,675
53,714	Harbor Mid Cap Value Fund	1,092
29,787	Harbor Small Cap Value Fund	809

		6,392

HARBOR INTERNATIONAL EQUITY FUNDS—15.2%
39,308	Harbor International Fund	2,677
114,771	Harbor International Growth Fund	1,463
24,968	Harbor Global Growth Fund	594

		4,734

TOTAL HARBOR EQUITY FUNDS (Cost $9,006)		11,126

HARBOR COMMODITY FUNDS—3.0%
(Cost $1,084)
165,685	Harbor Commodity Real Return Strategy Fund	925

HARBOR FIXED INCOME FUNDS—61.3%

Shares		Value (000s)

177,048	Harbor Unconstrained Bond Fund	1,912
448,679	Harbor High-Yield Bond Fund	4,868
790,271	Harbor Bond Fund	9,705
257,676	Harbor Real Return Fund	2,623

TOTAL HARBOR FIXED INCOME FUNDS (Cost $19,330)		19,108

TOTAL INVESTMENTS—100.0% (Cost $29,420)		31,159

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$31,159

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Dr.

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets produced mixed results for the 12 months ended October 31, 2014, as shares of U.S. companies moved higher while international stocks were generally flat. Fixed income investments registered positive returns, led by shares of higher-yielding speculative-grade bonds. Commodity prices declined.

U.S. equities returned 16.07% for fiscal 2014, as measured by the Russell 3000® Index. The domestic stock market was paced by shares of larger companies, which returned 16.78%, as measured by the Russell 1000® Index, while the Russell 2000® Index, a measure of smaller capitalization firms, returned 8.06%. There were no significant differences between the overall returns of growth and value stocks. The S&P 500 Index returned 17.27%, with all 10 of its economic sectors posting positive returns. The Health Care, Information Technology, and Utilities sectors all posted gains of more than 20%. Energy, up 4%, was the weakest-performing area of the S&P 500 Index.

Equities in both developed and emerging international markets recorded nearly flat returns for the fiscal year. The MSCI EAFE (ND) Index, a measure of stocks in developed markets outside the U.S., posted a return of -0.60%, while the MSCI Emerging Markets Index registered a positive return of 0.64%. (All international and global returns are in U.S. dollars.) Only 4 of the 10 sectors in the MSCI EAFE (ND) Index posted positive returns. Health Care and Utilities, areas considered less vulnerable to global uncertainty, were the best-performing sectors, while economically-sensitive sectors such as Materials, Energy, and Consumer Discretionary were the weakest.

Investments in the fixed income market generated positive returns, as inflation remained mild and the Federal Reserve continued to scale back its monthly bond-buying program. The broad U.S. investment-grade bond market, returned 4.14%, as measured by the Barclays U.S. Aggregate Bond Index. Inflation-linked bonds returned 1.90%, as measured by the Barclays U.S. TIPS Index. The speculative-grade bond market returned 5.85%, as measured by the BofA Merrill Lynch U.S. High Yield Index. The BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a measure of money market returns, posted a return of 0.05%.

Following a double-digit decline over the prior 12 months, commodity prices fell further in fiscal 2014. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -5.94%.

PERFORMANCE

Harbor Target Retirement 2025 Fund returned 5.37% (Institutional, Administrative, and Investor Classes) for the 12 months ended October 31, 2014. Major segments of the portfolio recorded mixed results: U.S. equities and bonds posted positive returns while international stocks and commodities lost ground.

The Fund’s exposure to the U.S. stock market was a major contributor to performance, as all U.S. equity funds in the portfolio posted double-digit returns. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Value Fund returned 17.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell Midcap® Value Index, by 121 basis points, or 1.21 percentage points. Harbor Mid Cap Growth Fund returned 14.45%, lagging its benchmark, the Russell Midcap® Growth Index, by 14 basis points. Among funds investing primarily in shares of larger U.S. companies, Harbor Capital Appreciation Fund returned 16.95%, trailing its Russell 1000® Growth Index benchmark by 16 basis points, while Harbor Large Cap Value Fund returned 14.13%, behind its benchmark, the Russell 1000® Value Index, by 233 basis points. Although shares of smaller companies generally underperformed the broad U.S. stock market, the small cap components of the portfolio both recorded strong relative results. Harbor Small Cap Growth Fund returned 12.94%,

20

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY—Continued

outpacing its Russell 2000® Growth Index benchmark by 468 basis points, while Harbor Small Cap Value Fund returned 11.03%, outperforming its Russell 2000® Value Index benchmark by 314 basis points.

Fiscal 2014 saw a wide divergence in performance between U.S. and foreign stocks, and this was reflected in the international and global equity segment of the portfolio. Harbor Global Growth Fund, with over half of its portfolio in U.S. equities, returned 10.08% while outperforming its benchmark, the MSCI All Country World (ND) Index, by 231 basis points. Harbor International Fund and Harbor International Growth Fund, which are focused primarily on shares of companies based outside the U.S., posted negative returns. Harbor International Fund returned -1.69%, trailing its MSCI EAFE (ND) Index benchmark by 109 basis points, while Harbor International Growth Fund returned -0.54%, lagging its MSCI All Country World Ex U.S. (ND) Index benchmark by 60 basis points.

The portfolio’s fixed income funds all recorded positive results. Harbor High-Yield Bond Fund returned 5.10%, the highest absolute return in the fixed income segment of the portfolio; it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 75 basis points. Harbor Bond Fund posted a return of 3.40%, while Harbor Unconstrained Bond Fund returned 2.26%. Both trailed the 4.14% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 2.07%, outpacing its Barclays U.S. TIPS Index benchmark by 17 basis points.

Harbor Commodity Real Return Strategy Fund was the weakest performer in the portfolio with a return of -6.82%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 88 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Target Retirement 2025 Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.70%[a]

Total Net Assets (000s)	$10,612

ADMINISTRATIVE CLASS

Fund #	2704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.70%[a]

Total Net Assets (000s)	$18

INVESTOR CLASS

Fund #	2804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.70%[a]

Total Net Assets (000s)	$18

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	9.8%

Harbor Large Cap Value Fund	6.1%

Harbor International Growth Fund	5.4%

Harbor Capital Appreciation Fund	5.1%

Harbor Mid Cap Value Fund	4.0%

Harbor Small Cap Value Fund	3.0%

Harbor Mid Cap Growth Fund	2.7%

Harbor Small Cap Growth Fund	2.4%

Harbor Global Growth Fund	2.2%

Commodities

Harbor Commodity Real Return Strategy Fund	3.9%

Fixed Income

Harbor Bond Fund	27.8%

Harbor High-Yield Bond Fund	16.0%

Harbor Real Return Fund	6.1%

Harbor Unconstrained Bond Fund	5.5%

22

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2025 Fund
Institutional Class	5.37%	8.84%	10.65%	01/02/2009	$18,039
Investor Class	5.37%	8.84%	10.65%	01/02/2009	$18,039
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$25,904
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$17,464
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$13,064

Administrative Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2025 Fund
Administrative Class	5.37%	8.84%	10.65%	01/02/2009	$90,195
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$129,518
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$87,319
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$65,319

As stated in the Fund’s current prospectus, the expense ratios were 0.69% (Institutional Class), 0.94% (Administrative Class) and 1.06% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

23

Harbor Target Retirement 2025 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2014

HARBOR EQUITY FUNDS—40.7%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—23.3%
8,880	Harbor Capital Appreciation Fund	$550
24,866	Harbor Mid Cap Growth Fund	284
16,706	Harbor Small Cap Growth Fund	258
52,898	Harbor Large Cap Value Fund	647
20,930	Harbor Mid Cap Value Fund	426
11,622	Harbor Small Cap Value Fund	316

		2,481

HARBOR INTERNATIONAL EQUITY FUNDS—17.4%
15,385	Harbor International Fund	1,048
44,668	Harbor International Growth Fund	570
9,687	Harbor Global Growth Fund	230

		1,848

TOTAL HARBOR EQUITY FUNDS (Cost $3,757)		4,329

HARBOR COMMODITY FUNDS—3.9%
(Cost $481)
75,316	Harbor Commodity Real Return Strategy Fund	420

HARBOR FIXED INCOME FUNDS—55.4%

Shares		Value (000s)

54,633	Harbor Unconstrained Bond Fund	590
156,816	Harbor High-Yield Bond Fund	1,701
240,765	Harbor Bond Fund	2,957
63,960	Harbor Real Return Fund	651

TOTAL HARBOR FIXED INCOME FUNDS (Cost $5,935)		5,899

TOTAL INVESTMENTS—100.0% (Cost $10,173)		10,648

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$10,648

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

24

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Dr. 34th Floor Chicago,

IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund

since its inception

in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets produced mixed results for the 12 months ended October 31, 2014, as shares of U.S. companies moved higher while international stocks were generally flat. Fixed income investments registered positive returns, led by shares of higher-yielding speculative-grade bonds. Commodity prices declined.

U.S. equities returned 16.07% for fiscal 2014, as measured by the Russell 3000® Index. The domestic stock market was paced by shares of larger companies, which returned 16.78%, as measured by the Russell 1000® Index, while the Russell 2000® Index, a measure of smaller capitalization firms, returned 8.06%. There were no significant differences between the overall returns of growth and value stocks. The S&P 500 Index returned 17.27%, with all 10 of its economic sectors posting positive returns. The Health Care, Information Technology, and Utilities sectors all posted gains of more than 20%. Energy, up 4%, was the weakest-performing area of the S&P 500 Index.

Equities in both developed and emerging international markets recorded nearly flat returns for the fiscal year. The MSCI EAFE (ND) Index, a measure of stocks in developed markets outside the U.S., posted a return of -0.60%, while the MSCI Emerging Markets Index registered a positive return of 0.64%. (All international and global returns are in U.S. dollars.) Only 4 of the 10 sectors in the MSCI EAFE (ND) Index posted positive returns. Health Care and Utilities, areas considered less vulnerable to global uncertainty, were the best-performing sectors, while economically-sensitive sectors such as Materials, Energy, and Consumer Discretionary were the weakest.

Investments in the fixed income market generated positive returns, as inflation remained mild and the Federal Reserve continued to scale back its monthly bond-buying program. The broad U.S. investment-grade bond market, returned 4.14%, as measured by the Barclays U.S. Aggregate Bond Index. Inflation-linked bonds returned 1.90%, as measured by the Barclays U.S. TIPS Index. The speculative-grade bond market returned 5.85%, as measured by the BofA Merrill Lynch U.S. High Yield Index. The BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a measure of money market returns, posted a return of 0.05%.

Following a double-digit decline over the prior 12 months, commodity prices fell further in fiscal 2014. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -5.94%.

PERFORMANCE

Harbor Target Retirement 2030 Fund returned 5.79% (Institutional Class) and 5.70% (Administrative and Investor Classes) for the 12 months ended October 31, 2014. Major segments of the portfolio recorded mixed results: U.S. equities and bonds posted positive returns while international stocks and commodities lost ground.

The Fund’s exposure to the U.S. stock market was a major contributor to performance, as all U.S. equity funds in the portfolio posted double-digit returns. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Value Fund returned 17.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell Midcap® Value Index, by 121 basis points, or 1.21 percentage points. Harbor Mid Cap Growth Fund returned 14.45%, lagging its benchmark, the Russell Midcap® Growth Index, by 14 basis points. Among funds investing primarily in shares of larger U.S. companies, Harbor Capital Appreciation Fund returned 16.95%, trailing its Russell 1000® Growth Index benchmark by 16 basis points, while Harbor Large Cap Value Fund returned 14.13%, behind its benchmark, the Russell 1000® Value Index, by 233 basis points. Although shares of smaller companies generally underperformed the broad U.S. stock market, the small cap components of the portfolio both recorded strong relative results. Harbor Small Cap Growth Fund returned 12.94%,

25

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY—Continued

outpacing its Russell 2000® Growth Index benchmark by 468 basis points, while Harbor Small Cap Value Fund returned 11.03%, outperforming its Russell 2000® Value Index benchmark by 314 basis points.

Fiscal 2014 saw a wide divergence in performance between U.S. and foreign stocks, and this was reflected in the international and global equity segment of the portfolio. Harbor Global Growth Fund, with over half of its portfolio in U.S. equities, returned 10.08% while outperforming its benchmark, the MSCI All Country World (ND) Index, by 231 basis points. Harbor International Fund and Harbor International Growth Fund, which are focused primarily on shares of companies based outside the U.S., posted negative returns. Harbor International Fund returned -1.69%, trailing its MSCI EAFE (ND) Index benchmark by 109 basis points, while Harbor International Growth Fund returned -0.54%, lagging its MSCI All Country World Ex U.S. (ND) Index benchmark by 60 basis points.

The portfolio’s fixed income funds all recorded positive results. Harbor High-Yield Bond Fund returned 5.10%, the highest absolute return in the fixed income segment of the portfolio; it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 75 basis points. Harbor Bond Fund posted a return of 3.40%, while Harbor Unconstrained Bond Fund returned 2.26%. Both trailed the 4.14% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 2.07%, outpacing its Barclays U.S. TIPS Index benchmark by 17 basis points.

Harbor Commodity Real Return Strategy Fund was the weakest performer in the portfolio with a return of -6.82%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 88 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

26

Harbor Target Retirement 2030 Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$24,727

ADMINISTRATIVE CLASS

Fund #	2705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$19

INVESTOR CLASS

Fund #	2805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$19

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	12.4%

Harbor Large Cap Value Fund	7.6%

Harbor International Growth Fund	6.7%

Harbor Capital Appreciation Fund	6.4%

Harbor Mid Cap Value Fund	5.0%

Harbor Small Cap Value Fund	3.7%

Harbor Mid Cap Growth Fund	3.3%

Harbor Small Cap Growth Fund	3.0%

Harbor Global Growth Fund	2.7%
Commodities

Harbor Commodity Real Return Strategy Fund	4.9%

Fixed Income

Harbor Bond Fund	22.8%

Harbor High-Yield Bond Fund	13.9%

Harbor Unconstrained Bond Fund	4.4%

Harbor Real Return Fund	3.2%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

27

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2030 Fund
Institutional Class	5.79%	9.63%	11.51%	01/02/2009	$18,875
Investor Class	5.70%	9.63%	11.50%	01/02/2009	$18,859
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$25,904
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$17,464
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$13,064

Administrative Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2030 Fund
Administrative Class	5.70%	9.63%	11.50%	01/02/2009	$94,293
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$129,518
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$87,319
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$65,319

As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

28

Harbor Target Retirement 2030 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2014

HARBOR EQUITY FUNDS—50.8%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—29.0%
25,842	Harbor Capital Appreciation Fund	$1,601
71,903	Harbor Mid Cap Growth Fund	821
48,010	Harbor Small Cap Growth Fund	742
154,314	Harbor Large Cap Value Fund	1,889
60,713	Harbor Mid Cap Value Fund	1,234
33,540	Harbor Small Cap Value Fund	911

		7,198

HARBOR INTERNATIONAL EQUITY FUNDS—21.8%
44,929	Harbor International Fund	3,059
130,632	Harbor International Growth Fund	1,666
28,081	Harbor Global Growth Fund	668

		5,393

TOTAL HARBOR EQUITY FUNDS (Cost $9,961)		12,591

HARBOR COMMODITY FUNDS—4.9%
(Cost $1,473)
217,315	Harbor Commodity Real Return Strategy Fund	1,213

HARBOR FIXED INCOME FUNDS—44.3%

Shares		Value (000s)

101,356	Harbor Unconstrained Bond Fund	1,095
318,159	Harbor High-Yield Bond Fund	3,452
458,645	Harbor Bond Fund	5,632
76,823	Harbor Real Return Fund	782

TOTAL HARBOR FIXED INCOME FUNDS (Cost $11,039)		10,961

TOTAL INVESTMENTS—100.0% (Cost $22,473)		24,765

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$24,765

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Dr. 34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets produced mixed results for the 12 months ended October 31, 2014, as shares of U.S. companies moved higher while international stocks were generally flat. Fixed income investments registered positive returns, led by shares of higher-yielding speculative-grade bonds. Commodity prices declined.

U.S. equities returned 16.07% for fiscal 2014, as measured by the Russell 3000® Index. The domestic stock market was paced by shares of larger companies, which returned 16.78%, as measured by the Russell 1000® Index, while the Russell 2000® Index, a measure of smaller capitalization firms, returned 8.06%. There were no significant differences between the overall returns of growth and value stocks. The S&P 500 Index returned 17.27%, with all 10 of its economic sectors posting positive returns. The Health Care, Information Technology, and Utilities sectors all posted gains of more than 20%. Energy, up 4%, was the weakest-performing area of the S&P 500 Index.

Equities in both developed and emerging international markets recorded nearly flat returns for the fiscal year. The MSCI EAFE (ND) Index, a measure of stocks in developed markets outside the U.S., posted a return of -0.60%, while the MSCI Emerging Markets Index registered a positive return of 0.64%. (All international and global returns are in U.S. dollars.) Only 4 of the 10 sectors in the MSCI EAFE (ND) Index posted positive returns. Health Care and Utilities, areas considered less vulnerable to global uncertainty, were the best-performing sectors, while economically-sensitive sectors such as Materials, Energy, and Consumer Discretionary were the weakest.

Investments in the fixed income market generated positive returns, as inflation remained mild and the Federal Reserve continued to scale back its monthly bond-buying program. The broad U.S. investment-grade bond market, returned 4.14%, as measured by the Barclays U.S. Aggregate Bond Index. Inflation-linked bonds returned 1.90%, as measured by the Barclays U.S. TIPS Index. The speculative-grade bond market returned 5.85%, as measured by the BofA Merrill Lynch U.S. High Yield Index. The BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a measure of money market returns, posted a return of 0.05%.

Following a double-digit decline over the prior 12 months, commodity prices fell further in fiscal 2014. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -5.94%.

PERFORMANCE

Harbor Target Retirement 2035 Fund returned 6.19% (Institutional, Administrative, and Investor Classes) for the 12 months ended October 31, 2014. Major segments of the portfolio recorded mixed results: U.S. equities and bonds posted positive returns while international stocks and commodities lost ground.

The Fund’s exposure to the U.S. stock market was a major contributor to performance, as all U.S. equity funds in the portfolio posted double-digit returns. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Value Fund returned 17.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell Midcap® Value Index, by 121 basis points, or 1.21 percentage points. Harbor Mid Cap Growth Fund returned 14.45%, lagging its benchmark, the Russell Midcap® Growth Index, by 14 basis points. Among funds investing primarily in shares of larger U.S. companies, Harbor Capital Appreciation Fund returned 16.95%, trailing its Russell 1000® Growth Index benchmark by 16 basis points, while Harbor Large Cap Value Fund returned 14.13%, behind its benchmark, the Russell 1000® Value Index, by 233 basis points. Although shares of smaller companies generally underperformed the broad U.S. stock market, the small cap components of the portfolio both recorded strong relative results. Harbor Small Cap Growth Fund returned 12.94%,

30

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY—Continued

outpacing its Russell 2000® Growth Index benchmark by 468 basis points, while Harbor Small Cap Value Fund returned 11.03%, outperforming its Russell 2000® Value Index benchmark by 314 basis points.

Fiscal 2014 saw a wide divergence in performance between U.S. and foreign stocks, and this was reflected in the international and global equity segment of the portfolio. Harbor Global Growth Fund, with over half of its portfolio in U.S. equities, returned 10.08% while outperforming its benchmark, the MSCI All Country World (ND) Index, by 231 basis points. Harbor International Fund and Harbor International Growth Fund, which are focused primarily on shares of companies based outside the U.S., posted negative returns. Harbor International Fund returned -1.69%, trailing its MSCI EAFE (ND) Index benchmark by 109 basis points, while Harbor International Growth Fund returned -0.54%, lagging its MSCI All Country World Ex U.S. (ND) Index benchmark by 60 basis points.

The portfolio’s fixed income funds all recorded positive results. Harbor High-Yield Bond Fund returned 5.10%, the highest absolute return in the fixed income segment of the portfolio; it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 75 basis points. Harbor Bond Fund posted a return of 3.40%, while Harbor Unconstrained Bond Fund returned 2.26%. Both trailed the 4.14% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 2.07%, outpacing its Barclays U.S. TIPS Index benchmark by 17 basis points.

Harbor Commodity Real Return Strategy Fund was the weakest performer in the portfolio with a return of -6.82%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 88 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

31

Harbor Target Retirement 2035 Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$7,708

ADMINISTRATIVE CLASS

Fund #	2706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$20

INVESTOR CLASS

Fund #	2806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$19

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	14.8%

Harbor Large Cap Value Fund	9.1%

Harbor International Growth Fund	8.0%

Harbor Capital Appreciation Fund	7.7%

Harbor Mid Cap Value Fund	5.9%

Harbor Small Cap Value Fund	4.4%

Harbor Mid Cap Growth Fund	4.0%

Harbor Small Cap Growth Fund	3.5%

Harbor Global Growth Fund	3.2%

Commodities

Harbor Commodity Real Return Strategy Fund	4.9%

Fixed Income

Harbor Bond Fund	17.6%

Harbor High-Yield Bond Fund	12.1%

Harbor Unconstrained Bond Fund	3.5%

Harbor Real Return Fund	1.3%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

32

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2035 Fund
Institutional Class	6.19%	10.41%	12.23%	01/02/2009	$19,591
Investor Class	6.19%	10.42%	12.22%	01/02/2009	$19,580
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$25,904
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$17,464
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$13,064

Administrative Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2035 Fund
Administrative Class	6.19%	10.42%	12.22%	01/02/2009	$97,901
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$129,518
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$87,319
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$65,319
As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

33

Harbor Target Retirement 2035 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2014

HARBOR EQUITY FUNDS—60.6%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—34.6%
9,603	Harbor Capital Appreciation Fund	$595
26,750	Harbor Mid Cap Growth Fund	306
17,828	Harbor Small Cap Growth Fund	275
57,498	Harbor Large Cap Value Fund	704
22,588	Harbor Mid Cap Value Fund	459
12,489	Harbor Small Cap Value Fund	339

		2,678

HARBOR INTERNATIONAL EQUITY FUNDS—26.0%
16,840	Harbor International Fund	1,147
48,650	Harbor International Growth Fund	620
10,469	Harbor Global Growth Fund	249

		2,016

TOTAL HARBOR EQUITY FUNDS (Cost $4,347)		4,694

HARBOR COMMODITY FUNDS—4.9%
(Cost $429)
68,660	Harbor Commodity Real Return Strategy Fund	383

HARBOR FIXED INCOME FUNDS—34.5%

Shares		Value (000s)

24,757	Harbor Unconstrained Bond Fund	267
86,119	Harbor High-Yield Bond Fund	935
111,167	Harbor Bond Fund	1,365
10,098	Harbor Real Return Fund	103

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,670)		2,670

TOTAL INVESTMENTS—100.0% (Cost $7,446)		7,747

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$7,747

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Dr. 34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets produced mixed results for the 12 months ended October 31, 2014, as shares of U.S. companies moved higher while international stocks were generally flat. Fixed income investments registered positive returns, led by shares of higher-yielding speculative-grade bonds. Commodity prices declined.

U.S. equities returned 16.07% for fiscal 2014, as measured by the Russell 3000® Index. The domestic stock market was paced by shares of larger companies, which returned 16.78%, as measured by the Russell 1000® Index, while the Russell 2000® Index, a measure of smaller capitalization firms, returned 8.06%. There were no significant differences between the overall returns of growth and value stocks. The S&P 500 Index returned 17.27%, with all 10 of its economic sectors posting positive returns. The Health Care, Information Technology, and Utilities sectors all posted gains of more than 20%. Energy, up 4%, was the weakest-performing area of the S&P 500 Index.

Equities in both developed and emerging international markets recorded nearly flat returns for the fiscal year. The MSCI EAFE (ND) Index, a measure of stocks in developed markets outside the U.S., posted a return of -0.60%, while the MSCI Emerging Markets Index registered a positive return of 0.64%. (All international and global returns are in U.S. dollars.) Only 4 of the 10 sectors in the MSCI EAFE (ND) Index posted positive returns. Health Care and Utilities, areas considered less vulnerable to global uncertainty, were the best-performing sectors, while economically-sensitive sectors such as Materials, Energy, and Consumer Discretionary were the weakest.

Investments in the fixed income market generated positive returns, as inflation remained mild and the Federal Reserve continued to scale back its monthly bond-buying program. The broad U.S. investment-grade bond market, returned 4.14%, as measured by the Barclays U.S. Aggregate Bond Index. Inflation-linked bonds returned 1.90%, as measured by the Barclays U.S. TIPS Index. The speculative-grade bond market returned 5.85%, as measured by the BofA Merrill Lynch U.S. High Yield Index. The BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a measure of money market returns, posted a return of 0.05%.

Following a double-digit decline over the prior 12 months, commodity prices fell further in fiscal 2014. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -5.94%.

PERFORMANCE

Harbor Target Retirement 2040 Fund returned 6.77% (Institutional Class) and 6.76% (Administrative and Investor Classes) for the 12 months ended October 31, 2014. Major segments of the portfolio recorded mixed results: U.S. equities and bonds posted positive returns while international stocks and commodities lost ground.

The Fund’s exposure to the U.S. stock market was a major contributor to performance, as all U.S. equity funds in the portfolio posted double-digit returns. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Value Fund returned 17.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell Midcap® Value Index, by 121 basis points, or 1.21 percentage points. Harbor Mid Cap Growth Fund returned 14.45%, lagging its benchmark, the Russell Midcap® Growth Index, by 14 basis points. Among funds investing primarily in shares of larger U.S. companies, Harbor Capital Appreciation Fund returned 16.95%, trailing its Russell 1000® Growth Index benchmark by 16 basis points, while Harbor Large Cap Value Fund returned 14.13%, behind its benchmark, the Russell 1000® Value Index, by 233 basis points. Although shares of smaller companies generally underperformed the broad U.S. stock market, the small cap components of the portfolio both recorded strong relative results. Harbor Small Cap Growth Fund returned 12.94%,

35

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY—Continued

outpacing its Russell 2000® Growth Index benchmark by 468 basis points, while Harbor Small Cap Value Fund returned 11.03%, outperforming its Russell 2000® Value Index benchmark by 314 basis points.

Fiscal 2014 saw a wide divergence in performance between U.S. and foreign stocks, and this was reflected in the international and global equity segment of the portfolio. Harbor Global Growth Fund, with over half of its portfolio in U.S. equities, returned 10.08% while outperforming its benchmark, the MSCI All Country World (ND) Index, by 231 basis points. Harbor International Fund and Harbor International Growth Fund, which are focused primarily on shares of companies based outside the U.S., posted negative returns. Harbor International Fund returned -1.69%, trailing its MSCI EAFE (ND) Index benchmark by 109 basis points, while Harbor International Growth Fund returned -0.54%, lagging its MSCI All Country World Ex U.S. (ND) Index benchmark by 60 basis points.

The portfolio’s fixed income funds all recorded positive results. Harbor High-Yield Bond Fund returned 5.10%, the highest absolute return in the fixed income segment of the portfolio; it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 75 basis points. Harbor Bond Fund posted a return of 3.40%, while Harbor Unconstrained Bond Fund returned 2.26%. Both trailed the 4.14% return of the Barclays U.S. Aggregate Bond Index. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned 2.07%, outpacing its Barclays U.S. TIPS Index benchmark by 17 basis points.

Harbor Commodity Real Return Strategy Fund was the weakest performer in the portfolio with a return of -6.82%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 88 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

36

Harbor Target Retirement 2040 Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$18,933

ADMINISTRATIVE CLASS

Fund #	2707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$20

INVESTOR CLASS

Fund #	2807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$20

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	17.1%

Harbor Large Cap Value Fund	10.7%

Harbor International Growth Fund	9.3%

Harbor Capital Appreciation Fund	9.1%

Harbor Mid Cap Value Fund	7.0%

Harbor Small Cap Value Fund	5.2%

Harbor Mid Cap Growth Fund	4.7%

Harbor Small Cap Growth Fund	4.2%

Harbor Global Growth Fund	3.8%
Commodities

Harbor Commodity Real Return Strategy Fund	3.8%

Fixed Income

Harbor Bond Fund	12.7%

Harbor High-Yield Bond Fund	8.8%

Harbor Unconstrained Bond Fund	2.5%

Harbor Real Return Fund	1.1%

37

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2040 Fund
Institutional Class	6.77%	11.11%	12.83%	01/02/2009	$20,215
Investor Class	6.76%	11.10%	12.84%	01/02/2009	$20,229
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$25,904
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$17,464
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$13,064

Administrative Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2040 Fund
Administrative Class	6.76%	11.10%	12.84%	01/02/2009	$101,145
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$129,518
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$87,319
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$65,319

As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class).

The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

38

Harbor Target Retirement 2040 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2014

HARBOR EQUITY FUNDS—71.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—40.9%
27,717	Harbor Capital Appreciation Fund	$1,718
77,893	Harbor Mid Cap Growth Fund	889
52,181	Harbor Small Cap Growth Fund	806
165,138	Harbor Large Cap Value Fund	2,021
65,158	Harbor Mid Cap Value Fund	1,325
36,571	Harbor Small Cap Value Fund	994

		7,753

HARBOR INTERNATIONAL EQUITY FUNDS—30.2%
47,608	Harbor International Fund	3,242
138,997	Harbor International Growth Fund	1,772
30,244	Harbor Global Growth Fund	719

		5,733

TOTAL HARBOR EQUITY FUNDS (Cost $10,529)		13,486

HARBOR COMMODITY FUNDS—3.8%
(Cost $883)
130,515	Harbor Commodity Real Return Strategy Fund	728

HARBOR FIXED INCOME FUNDS—25.1%

Shares		Value (000s)

43,954	Harbor Unconstrained Bond Fund	475
154,489	Harbor High-Yield Bond Fund	1,676
196,092	Harbor Bond Fund	2,408
19,601	Harbor Real Return Fund	200

TOTAL HARBOR FIXED INCOME FUNDS (Cost $4,772)		4,759

TOTAL INVESTMENTS—100.0% (Cost $16,184)		18,973

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$18,973

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Dr.

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets produced mixed results for the 12 months ended October 31, 2014, as shares of U.S. companies moved higher while international stocks were generally flat. Fixed income investments registered positive returns, led by shares of higher-yielding speculative-grade bonds. Commodity prices declined.

U.S. equities returned 16.07% for fiscal 2014, as measured by the Russell 3000® Index. The domestic stock market was paced by shares of larger companies, which returned 16.78%, as measured by the Russell 1000® Index, while the Russell 2000® Index, a measure of smaller capitalization firms, returned 8.06%. There were no significant differences between the overall returns of growth and value stocks. The S&P 500 Index returned 17.27%, with all 10 of its economic sectors posting positive returns. The Health Care, Information Technology, and Utilities sectors all posted gains of more than 20%. Energy, up 4%, was the weakest-performing area of the S&P 500 Index.

Equities in both developed and emerging international markets recorded nearly flat returns for the fiscal year. The MSCI EAFE (ND) Index, a measure of stocks in developed markets outside the U.S., posted a return of -0.60%, while the MSCI Emerging Markets Index registered a positive return of 0.64%. (All international and global returns are in U.S. dollars.) Only 4 of the 10 sectors in the MSCI EAFE (ND) Index posted positive returns. Health Care and Utilities, areas considered less vulnerable to global uncertainty, were the best-performing sectors, while economically-sensitive sectors such as Materials, Energy, and Consumer Discretionary were the weakest.

Investments in the fixed income market generated positive returns, as inflation remained mild and the Federal Reserve continued to scale back its monthly bond-buying program. The broad U.S. investment-grade bond market, returned 4.14%, as measured by the Barclays U.S. Aggregate Bond Index. Inflation-linked bonds returned 1.90%, as measured by the Barclays U.S. TIPS Index. The speculative-grade bond market returned 5.85%, as measured by the BofA Merrill Lynch U.S. High Yield Index. The BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a measure of money market returns, posted a return of 0.05%.

Following a double-digit decline over the prior 12 months, commodity prices fell further in fiscal 2014. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -5.94%.

PERFORMANCE

Harbor Target Retirement 2045 Fund returned 7.17% (Institutional Class) and 7.24% (Administrative and Investor Classes) for the 12 months ended October 31, 2014. Major segments of the portfolio recorded mixed results: U.S. equities and bonds posted positive returns while international stocks and commodities lost ground.

The Fund’s exposure to the U.S. stock market was a major contributor to performance, as all U.S. equity funds in the portfolio posted double-digit returns. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Value Fund returned 17.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell Midcap® Value Index, by 121 basis points, or 1.21 percentage points. Harbor Mid Cap Growth Fund returned 14.45%, lagging its benchmark, the Russell Midcap® Growth Index, by 14 basis points. Among funds investing primarily in shares of larger U.S. companies, Harbor Capital Appreciation Fund returned 16.95%, trailing its Russell 1000® Growth Index benchmark by 16 basis points, while Harbor Large Cap Value Fund returned 14.13%, behind its benchmark, the Russell 1000® Value Index, by 233 basis points. Although shares of smaller companies generally underperformed the broad U.S. stock market, the small cap components of the portfolio both recorded strong relative results. Harbor Small Cap Growth Fund returned 12.94%,

40

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY—Continued

outpacing its Russell 2000® Growth Index benchmark by 468 basis points, while Harbor Small Cap Value Fund returned 11.03%, outperforming its Russell 2000® Value Index benchmark by 314 basis points.

Fiscal 2014 saw a wide divergence in performance between U.S. and foreign stocks, and this was reflected in the international and global equity segment of the portfolio. Harbor Global Growth Fund, with over half of its portfolio in U.S. equities, returned 10.08% while outperforming its benchmark, the MSCI All Country World (ND) Index, by 231 basis points. Harbor International Fund and Harbor International Growth Fund, which are focused primarily on shares of companies based outside the U.S., posted negative returns. Harbor International Fund returned -1.69%, trailing its MSCI EAFE (ND) Index benchmark by 109 basis points, while Harbor International Growth Fund returned -0.54%, lagging its MSCI All Country World Ex U.S. (ND) Index benchmark by 60 basis points.

The portfolio’s fixed income funds all recorded positive results. Harbor High-Yield Bond Fund returned 5.10%, the highest absolute return in the fixed income segment of the portfolio; it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 75 basis points. Harbor Bond Fund posted a return of 3.40%, while Harbor Unconstrained Bond Fund returned 2.26%. Both trailed the 4.14% return of the Barclays U.S. Aggregate Bond Index.

Harbor Commodity Real Return Strategy Fund was the weakest performer in the portfolio with a return of -6.82%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 88 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Target Retirement 2045 Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$4,239

ADMINISTRATIVE CLASS

Fund #	2708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$21

INVESTOR CLASS

Fund #	2808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$21

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	19.4%

Harbor Large Cap Value Fund	12.1%

Harbor International Growth Fund	10.5%

Harbor Capital Appreciation Fund	10.3%

Harbor Mid Cap Value Fund	7.9%

Harbor Small Cap Value Fund	5.9%

Harbor Mid Cap Growth Fund	5.3%

Harbor Small Cap Growth Fund	4.8%

Harbor Global Growth Fund	4.3%
Commodities

Harbor Commodity Real Return Strategy Fund	3.9%

Fixed Income

Harbor Bond Fund	7.8%

Harbor High-Yield Bond Fund	6.2%

Harbor Unconstrained Bond Fund	1.6%

42

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2045 Fund
Institutional Class	7.17%	11.72%	13.31%	01/02/2009	$20,724
Investor Class	7.24%	11.71%	13.31%	01/02/2009	$20,724
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$25,904
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$17,464
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$13,064

Administrative Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2045 Fund
Administrative Class	7.24%	11.71%	13.31%	01/02/2009	$103,618
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$129,518
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$87,319
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$65,319

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

43

Harbor Target Retirement 2045 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2014

HARBOR EQUITY FUNDS—80.5%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—46.3%
7,109	Harbor Capital Appreciation Fund	$441
19,826	Harbor Mid Cap Growth Fund	226
13,309	Harbor Small Cap Growth Fund	206
42,221	Harbor Large Cap Value Fund	517
16,696	Harbor Mid Cap Value Fund	339
9,361	Harbor Small Cap Value Fund	254

		1,983

HARBOR INTERNATIONAL EQUITY FUNDS—34.2%
12,176	Harbor International Fund	829
35,456	Harbor International Growth Fund	452
7,729	Harbor Global Growth Fund	184

		1,465

TOTAL HARBOR EQUITY FUNDS (Cost $2,981)		3,448

HARBOR COMMODITY FUNDS—3.9%
(Cost $190)
29,611	Harbor Commodity Real Return Strategy Fund	165

HARBOR FIXED INCOME FUNDS—15.6%

Shares		Value (000s)

6,161	Harbor Unconstrained Bond Fund	67
24,680	Harbor High-Yield Bond Fund	268
27,132	Harbor Bond Fund	333

TOTAL HARBOR FIXED INCOME FUNDS (Cost $670)		668

TOTAL INVESTMENTS—100.0% (Cost $3,841)		4,281

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$4,281

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

44

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Dr.

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Equity markets produced mixed results for the 12 months ended October 31, 2014, as shares of U.S. companies moved higher while international stocks were generally flat. Fixed income investments registered positive returns, led by shares of higher-yielding speculative-grade bonds. Commodity prices declined.

U.S. equities returned 16.07% for fiscal 2014, as measured by the Russell 3000® Index. The domestic stock market was paced by shares of larger companies, which returned 16.78%, as measured by the Russell 1000® Index, while the Russell 2000® Index, a measure of smaller capitalization firms, returned 8.06%. There were no significant differences between the overall returns of growth and value stocks. The S&P 500 Index returned 17.27%, with all 10 of its economic sectors posting positive returns. The Health Care, Information Technology, and Utilities sectors all posted gains of more than 20%. Energy, up 4%, was the weakest-performing area of the S&P 500 Index.

Equities in both developed and emerging international markets recorded nearly flat returns for the fiscal year. The MSCI EAFE (ND) Index, a measure of stocks in developed markets outside the U.S., posted a return of -0.60%, while the MSCI Emerging Markets Index registered a positive return of 0.64%. (All international and global returns are in U.S. dollars.) Only 4 of the 10 sectors in the MSCI EAFE (ND) Index posted positive returns. Health Care and Utilities, areas considered less vulnerable to global uncertainty, were the best-performing sectors, while economically-sensitive sectors such as Materials, Energy, and Consumer Discretionary were the weakest.

Investments in the fixed income market generated positive returns, as inflation remained mild and the Federal Reserve continued to scale back its monthly bond-buying program. The broad U.S. investment-grade bond market, returned 4.14%, as measured by the Barclays U.S. Aggregate Bond Index. Inflation-linked bonds returned 1.90%, as measured by the Barclays U.S. TIPS Index. The speculative-grade bond market returned 5.85%, as measured by the BofA Merrill Lynch U.S. High Yield Index. The BofA Merrill Lynch 3-month U.S. Treasury Bill Index, a measure of money market returns, posted a return of 0.05%.

Following a double-digit decline over the prior 12 months, commodity prices fell further in fiscal 2014. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned -5.94%.

PERFORMANCE

Harbor Target Retirement 2050 Fund returned 7.61% (Institutional, Administrative, and Investor Classes) for the 12 months ended October 31, 2014. Major segments of the portfolio recorded mixed results: U.S. equities and bonds posted positive returns while international stocks and commodities lost ground.

The Fund’s exposure to the U.S. stock market was a major contributor to performance, as all U.S. equity funds in the portfolio posted double-digit returns. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Mid Cap Value Fund returned 17.39%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell Midcap® Value Index, by 121 basis points, or 1.21 percentage points. Harbor Mid Cap Growth Fund returned 14.45%, lagging its benchmark, the Russell Midcap® Growth Index, by 14 basis points. Among funds investing primarily in shares of larger U.S. companies, Harbor Capital Appreciation Fund returned 16.95%, trailing its Russell 1000® Growth Index benchmark by 16 basis points, while Harbor Large Cap Value Fund returned 14.13%, behind its benchmark, the Russell 1000® Value Index, by 233 basis points. Although shares of smaller companies generally underperformed the broad U.S. stock market, the small cap components of the portfolio both recorded strong relative results. Harbor Small Cap Growth Fund returned 12.94%,

45

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY—Continued

outpacing its Russell 2000® Growth Index benchmark by 468 basis points, while Harbor Small Cap Value Fund returned 11.03%, outperforming its Russell 2000® Value Index benchmark by 314 basis points.

Fiscal 2014 saw a wide divergence in performance between U.S. and foreign stocks, and this was reflected in the international and global equity segment of the portfolio. Harbor Global Growth Fund, with over half of its portfolio in U.S. equities, returned 10.08% while outperforming its benchmark, the MSCI All Country World (ND) Index, by 231 basis points. Harbor International Fund and Harbor International Growth Fund, which are focused primarily on shares of companies based outside the U.S., posted negative returns. Harbor International Fund returned -1.69%, trailing its MSCI EAFE (ND) Index benchmark by 109 basis points, while Harbor International Growth Fund returned -0.54%, lagging its MSCI All Country World Ex U.S. (ND) Index benchmark by 60 basis points.

The portfolio’s fixed income funds all recorded positive results. Harbor High-Yield Bond Fund returned 5.10%, the highest absolute return in the fixed income segment of the portfolio; it trailed its BofA Merrill Lynch U.S. High Yield Index benchmark by 75 basis points. Harbor Bond Fund posted a return of 3.40%, while Harbor Unconstrained Bond Fund returned 2.26%. Both trailed the 4.14% return of the Barclays U.S. Aggregate Bond Index.

Harbor Commodity Real Return Strategy Fund was the weakest performer in the portfolio with a return of -6.82%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 88 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

46

Harbor Target Retirement 2050 Fund

FUND SUMMARY—October 31, 2014 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$20,434

ADMINISTRATIVE CLASS

Fund #	2709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$21

INVESTOR CLASS

Fund #	2809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$21

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	22.1%

Harbor Large Cap Value Fund	13.5%

Harbor International Growth Fund	11.9%

Harbor Capital Appreciation Fund	11.4%

Harbor Mid Cap Value Fund	8.8%

Harbor Small Cap Value Fund	6.5%

Harbor Mid Cap Growth Fund	5.8%

Harbor Small Cap Growth Fund	5.3%

Harbor Global Growth Fund	4.8%
Commodities

Harbor Commodity Real Return Strategy Fund	3.0%

Fixed Income

Harbor Bond Fund	3.4%

Harbor High-Yield Bond Fund	2.8%

Harbor Unconstrained Bond Fund	0.7%

47

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2050 Fund
Institutional Class	7.61%	12.15%	13.69%	01/02/2009	$21,132
Investor Class	7.61%	12.16%	13.70%	01/02/2009	$21,142
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$25,904
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$17,464
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$13,064

Administrative Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2014

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2014
Harbor Target Retirement 2050 Fund
Administrative Class	7.61%	12.16%	13.70%	01/02/2009	$105,709
Comparative Indices
Russell 3000®	16.07%	17.01%	17.73%	—	$129,518
MSCI EAFE (ND)	-0.60%	6.52%	10.04%	—	$87,319
Barclays U.S. Aggregate Bond	4.14%	4.22%	4.69%	—	$65,319

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class), 1.04% (Administrative Class) and 1.16% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

48

Harbor Target Retirement 2050 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2014

HARBOR EQUITY FUNDS—90.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—51.3%
37,713	Harbor Capital Appreciation Fund	$2,337
104,993	Harbor Mid Cap Growth Fund	1,199
69,757	Harbor Small Cap Growth Fund	1,078
226,674	Harbor Large Cap Value Fund	2,775
88,757	Harbor Mid Cap Value Fund	1,804
48,709	Harbor Small Cap Value Fund	1,323

		10,516

HARBOR INTERNATIONAL EQUITY FUNDS—38.8%
66,393	Harbor International Fund	4,521
190,792	Harbor International Growth Fund	2,433
41,386	Harbor Global Growth Fund	984

		7,938

TOTAL HARBOR EQUITY FUNDS (Cost $14,712)		18,454

HARBOR COMMODITY FUNDS—3.0%
(Cost $708)
108,889	Harbor Commodity Real Return Strategy Fund	608

HARBOR FIXED INCOME FUNDS—6.9%

Shares		Value (000s)

13,107	Harbor Unconstrained Bond Fund	142
52,123	Harbor High-Yield Bond Fund	565
57,565	Harbor Bond Fund	707

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,422)		1,414

TOTAL INVESTMENTS—100.0% (Cost $16,842)		20,476

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$20,476

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2014 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2014 or 2013, and no transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

49

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50

Harbor Target Retirement Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2014

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
ASSETS
Investments, at identified cost	$17,009	$11,043	$29,420	$10,173	$22,473	$7,446	$16,184	$3,841	$16,842
Investments in affiliated funds, at value	$17,440	$11,234	$31,159	$10,648	$24,765	$7,747	$18,973	$4,281	$20,476
Receivables for:
Capital shares sold	8	6	361	10	27	10	21	7	18
Total Assets	17,448	11,240	31,520	10,658	24,792	7,757	18,994	4,288	20,494
LIABILITIES
Payables for:
Investments in affiliated funds purchased	8	6	361	10	25	7	20	7	18
Capital shares reacquired	—	—	—	—	2	3	1	—	—
Total Liabilities	8	6	361	10	27	10	21	7	18
NET ASSETS	$17,440	$11,234	$31,159	$10,648	$24,765	$7,747	$18,973	$4,281	$20,476
Net Assets Consist of:
Paid-in capital	$16,617	$10,526	$28,265	$9,555	$20,936	$6,895	$14,896	$3,612	$15,091
Accumulated undistributed net investment income/(loss)	15	132	319	107	222	57	110	14	47
Accumulated net realized gain/(loss)	377	385	836	511	1,315	494	1,178	215	1,704
Unrealized appreciation/(depreciation) of investments	431	191	1,739	475	2,292	301	2,789	440	3,634
	$17,440	$11,234	$31,159	$10,648	$24,765	$7,747	$18,973	$4,281	$20,476
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$17,410	$11,200	$31,124	$10,612	$24,727	$7,708	$18,933	$4,239	$20,434
Shares of beneficial interest[1]	1,785	959	2,927	788	2,465	517	1,924	279	1,792
Net asset value per share[2]	$9.75	$11.68	$10.63	$13.48	$10.04	$14.92	$9.84	$15.17	$11.40
Administrative Class
Net assets	$15	$17	$17	$18	$19	$20	$20	$21	$21
Shares of beneficial interest[1]	2	1	2	1	2	1	2	1	2
Net asset value per share[2]	$9.75	$11.68	$10.63	$13.48	$10.03	$14.91	$9.85	$15.17	$11.41
Investor Class
Net assets	$15	$17	$18	$18	$19	$19	$20	$21	$21
Shares of beneficial interest[1]	2	1	2	1	2	1	2	1	2
Net asset value per share[2]	$9.75	$11.68	$10.63	$13.48	$10.03	$14.91	$9.85	$15.17	$11.41

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

51

Harbor Target Retirement Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2014

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
Investment Income
Dividends from affiliated funds	$328	$263	$637	$213	$486	$115	$302	$53	$240
Total Investment Income	328	263	637	213	486	115	302	53	240
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—
Net expenses	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	328	263	637	213	486	115	302	53	240
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	290	377	641	440	1,045	427	886	141	1,309
Distributions received from affiliated funds	259	238	582	204	580	143	530	113	659
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	(208)	(312)	(427)	(304)	(760)	(348)	(474)	(51)	(733)
Net gain/(loss) on investment transactions	341	303	796	340	865	222	942	203	1,235
Net Increase/(Decrease) in Net Assets Resulting from Operations	$669	$566	$1,433	$553	$1,351	$337	$1,244	$256	$1,475

The accompanying notes are an integral part of the Financial Statements.

52

a	Rounds to less than $1,000.

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$328	$382	$263	$279	$637	$729	$213	$204
Net realized gain/(loss) on sale of affiliated funds	290	206	377	364	641	644	440	117
Realized gain distributions received from affiliated funds	259	359	238	218	582	541	204	125
Change in net unrealized appreciation/(depreciation) on affiliated funds	(208)	(255)	(312)	(13)	(427)	582	(304)	432
Net increase/(decrease) in assets resulting from operations	669	692	566	848	1,433	2,496	553	878
Distributions to Shareholders
Net investment income:
Institutional Class	(432)	(615)	(327)	(428)	(783)	(1,100)	(247)	(264)
Administrative Class	—	(1)	—	(1)	(1)	(1)	(1)	(1)
Investor Class	(1)	(1)	—	(1)	—	(1)	—	(1)
Net realized gain on investments:
Institutional Class	(335)	(270)	(428)	(86)	(957)	(535)	(201)	(107)
Administrative Class	—	—	(1)	—	—	(1)	—	—
Investor Class	—	—	(1)	—	—	—	—	—
Total distributions to shareholders	(768)	(887)	(757)	(516)	(1,741)	(1,638)	(449)	(373)
Net Increase/(Decrease) Derived from Capital Share Transactions	2,000	(677)	739	(508)	4,037	(1,811)	1,782	1,022
Net increase/(decrease) in net assets	1,901	(872)	548	(176)	3,729	(953)	1,886	1,527
Net Assets
Beginning of period	15,539	16,411	10,686	10,862	27,430	28,383	8,762	7,235
End of period*	$17,440	$15,539	$11,234	$10,686	$31,159	$27,430	$10,648	$8,762
* Includes accumulated undistributed net investment income/(loss) of:	$15	$17	$132	$120	$319	$293	$107	$86

The accompanying notes are an integral part of the Financial Statements.

53

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013

$486	$579	$115	$82	$302	$384	$53	$48	$240	$311

1,045	890	427	21	886	908	141	75	1,309	982

580	329	143	38	530	163	113	17	659	107

(760)	1,338	(348)	493	(474)	1,747	(51)	411	(733)	2,419

1,351	3,136	337	634	1,244	3,202	256	551	1,475	3,819

(618)	(780)	(121)	(92)	(413)	(456)	(72)	(48)	(381)	(344)
(1)	—	(1)	(1)	—	(1)	(1)	(1)	(1)	—
—	(1)	(1)	(1)	—	(1)	(1)	(1)	—	(1)

(1,098)	(708)	(52)	(63)	(1,030)	(1,147)	(93)	(21)	(1,100)	(1,260)
—	(1)	—	—	(1)	(1)	—	—	(1)	(2)
(1)	—	—	—	(1)	(1)	(1)	—	(1)	(1)
(1,718)	(1,490)	(175)	(157)	(1,445)	(1,607)	(168)	(71)	(1,484)	(1,608)

1,102	(510)	2,151	2,131	1,173	820	814	957	1,276	2,451
735	1,136	2,313	2,608	972	2,415	902	1,437	1,267	4,662

24,030	22,894	5,434	2,826	18,001	15,586	3,379	1,942	19,209	14,547
$24,765	$24,030	$7,747	$5,434	$18,973	$18,001	$4,281	$3,379	$20,476	$19,209

$222	$210	$57	$30	$110	$99	$14	$10	$47	$40

54

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$4,009	$2,348	$4,879	$4,921	$7,349	$8,604	$4,116	$2,642
Reinvested distributions	765	885	755	514	1,739	1,635	448	371
Cost of shares reacquired	(2,775)	(3,912)	(4,897)	(5,945)	(5,052)	(12,052)	(2,783)	(1,993)
Net increase/(decrease) in net assets	$1,999	$(679)	$737	$(510)	$4,036	$(1,813)	$1,781	$1,020
Administrative Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	—	1	1	1	1	1	1	1
Net increase/(decrease) in net assets	$—	$1	$1	$1	$1	$1	$1	$1
Investor Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	1	1	1	1	—	1	—	1
Net increase/(decrease) in net assets	$1	$1	$1	$1	$—	$1	$—	$1
SHARES
Institutional Class
Shares sold	413	241	417	427	694	826	309	206
Shares issued due to reinvestment of distributions	80	92	67	46	171	163	35	30
Shares reacquired	(285)	(402)	(423)	(515)	(481)	(1,165)	(206)	(154)
Net increase/(decrease) in shares outstanding	208	(69)	61	(42)	384	(176)	138	82
Beginning of period	1,577	1,646	898	940	2,543	2,719	650	568
End of period	1,785	1,577	959	898	2,927	2,543	788	650
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	1	—	—	—	1	—	—	—
Net increase/(decrease) in shares outstanding	1	—	—	—	1	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	2	1	1	1	2	1	1	1
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	1	—	—	—	1	—	—	—
Net increase/(decrease) in shares outstanding	1	—	—	—	1	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	2	1	1	1	2	1	1	1

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013	November 1, 2013 through October 31, 2014	November 1, 2012 through October 31, 2013

$4,596	$5,710	$4,352	$2,381	$3,175	$3,018	$1,338	$1,501	$4,016	$4,402
1,716	1,488	173	155	1,442	1,603	165	69	1,481	1,604
(5,212)	(7,710)	(2,376)	(407)	(3,446)	(3,805)	(691)	(615)	(4,223)	(3,559)
$1,100	$(512)	$2,149	$2,129	$1,171	$816	$812	$955	$1,274	$2,447

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	1	1	1	1	2	1	1	1	2
$1	$1	$1	$1	$1	$2	$1	$1	$1	$2

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	1	1	1	1	2	1	1	1	2
$1	$1	$1	$1	$1	$2	$1	$1	$1	$2

461	592	294	175	324	326	89	111	355	420

179	161	12	12	155	185	11	6	138	168
(523)	(797)	(161)	(30)	(350)	(409)	(46)	(45)	(374)	(342)

117	(44)	145	157	129	102	54	72	119	246
2,348	2,392	372	215	1,795	1,693	225	153	1,673	1,427
2,465	2,348	517	372	1,924	1,795	279	225	1,792	1,673

—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	1

—	—	—	—	—	—	—	—	—	1
2	2	1	1	2	2	1	1	2	1
2	2	1	1	2	2	1	1	2	2

—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	1

—	—	—	—	—	—	—	—	—	1
2	2	1	1	2	2	1	1	2	1
2	2	1	1	2	2	1	1	2	2

56

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$9.83	$9.95	$10.14	$11.38	$11.01
Income from Investment Operations
Net investment income/(loss)[a]	0.22	0.23	0.23	0.30	0.26
Net realized and unrealized gains/(losses) on investments	0.19	0.20	0.61	(0.08)	0.96
Total from investment operations	0.41	0.43	0.84	0.22	1.22
Less Distributions
Dividends from net investment income	(0.28)	(0.38)	(0.31)	(0.51)	(0.31)
Distributions from net realized capital gains[1]	(0.21)	(0.17)	(0.72)	(0.95)	(0.54)
Total distributions	(0.49)	(0.55)	(1.03)	(1.46)	(0.85)
Net asset value end of period	9.75	9.83	9.95	10.14	11.38
Net assets end of period (000s)	$17,410	$15,510	$16,383	$15,920	$16,097
Ratios and Supplemental Data (%)
Total return[b]	4.32%	4.49%	9.23%	2.44%	11.72%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.14	2.36	2.26	2.51	2.30
Portfolio turnover[3]	20	28	21	42	37

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$11.87	$11.52	$11.47	$12.26	$11.56
Income from Investment Operations
Net investment income/(loss)[a]	0.24	0.28	0.29	0.31	0.28
Net realized and unrealized gains/(losses) on investments	0.29	0.60	0.69	— *	1.24
Total from investment operations	0.53	0.88	0.98	0.31	1.52
Less Distributions
Dividends from net investment income	(0.31)	(0.44)	(0.36)	(0.47)	(0.32)
Distributions from net realized capital gains[1]	(0.41)	(0.09)	(0.57)	(0.63)	(0.50)
Total distributions	(0.72)	(0.53)	(0.93)	(1.10)	(0.82)
Net asset value end of period	11.68	11.87	11.52	11.47	12.26
Net assets end of period (000s)	$11,200	$10,654	$10,832	$10,576	$6,645
Ratios and Supplemental Data (%)
Total return[b]	4.73%	7.89%	9.49%	2.76%	13.86%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.08	2.43	2.14	2.77	2.47
Portfolio turnover[3]	38	48	50	57	74

See page 65 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

57

Administrative Class					Investor Class
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$9.83	$9.95	$10.13	$11.37	$11.01	$9.83	$9.95	$10.13	$11.37	$11.01

0.21	0.24	0.23	0.30	0.26	0.21	0.24	0.23	0.30	0.26
0.20	0.19	0.62	(0.08)	0.95	0.20	0.19	0.62	(0.08)	0.95
0.41	0.43	0.85	0.22	1.21	0.41	0.43	0.85	0.22	1.21

(0.28)	(0.38)	(0.31)	(0.51)	(0.31)	(0.28)	(0.38)	(0.31)	(0.51)	(0.31)
(0.21)	(0.17)	(0.72)	(0.95)	(0.54)	(0.21)	(0.17)	(0.72)	(0.95)	(0.54)
(0.49)	(0.55)	(1.03)	(1.46)	(0.85)	(0.49)	(0.55)	(1.03)	(1.46)	(0.85)
9.75	9.83	9.95	10.13	11.37	9.75	9.83	9.95	10.13	11.37
$15	$14	$14	$13	$12	$15	$15	$14	$13	$12

4.32%	4.49%	9.34%	2.43%	11.62%	4.32%	4.49%	9.34%	2.42%	11.62%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.12	2.35	2.24	2.50	2.29	2.12	2.35	2.24	2.50	2.29
20	28	21	42	37	20	28	21	42	37

Administrative Class					Investor Class
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$11.87	$11.52	$11.47	$12.26	$11.56	$11.87	$11.52	$11.47	$12.26	$11.56

0.23	0.27	0.24	0.32	0.30	0.23	0.27	0.24	0.32	0.30
0.30	0.61	0.74	(0.01)	1.22	0.30	0.61	0.74	(0.01)	1.22
0.53	0.88	0.98	0.31	1.52	0.53	0.88	0.98	0.31	1.52

(0.31)	(0.44)	(0.36)	(0.47)	(0.32)	(0.31)	(0.44)	(0.36)	(0.47)	(0.32)
(0.41)	(0.09)	(0.57)	(0.63)	(0.50)	(0.41)	(0.09)	(0.57)	(0.63)	(0.50)
(0.72)	(0.53)	(0.93)	(1.10)	(0.82)	(0.72)	(0.53)	(0.93)	(1.10)	(0.82)
11.68	11.87	11.52	11.47	12.26	11.68	11.87	11.52	11.47	12.26
$17	$16	$15	$14	$13	$17	$16	$15	$14	$13

4.73%	7.89%	9.49%	2.76%	13.86%	4.73%	7.89%	9.49%	2.76%	13.86%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.06	2.40	2.21	2.70	2.49	2.06	2.40	2.21	2.70	2.49
38	48	50	57	74	38	48	50	57	74

58

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$10.78	$10.43	$10.92	$12.15	$11.68
Income from Investment Operations
Net investment income/(loss)[a]	0.23	0.26	0.25	0.34	0.31
Net realized and unrealized gains/(losses) on investments	0.29	0.68	0.64	(0.02)	1.28
Total from investment operations	0.52	0.94	0.89	0.32	1.59
Less Distributions
Dividends from net investment income	(0.30)	(0.40)	(0.32)	(0.50)	(0.37)
Distributions from net realized capital gains[1]	(0.37)	(0.19)	(1.06)	(1.05)	(0.75)
Total distributions	(0.67)	(0.59)	(1.38)	(1.55)	(1.12)
Net asset value end of period	10.63	10.78	10.43	10.92	12.15
Net assets end of period (000s)	$31,124	$27,397	$28,353	$25,646	$23,929
Ratios and Supplemental Data (%)
Total return[b]	5.06%	9.43%	9.71%	2.91%	14.64%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.18	2.56	2.25	2.76	2.53
Portfolio turnover[3]	19	36	22	48	44

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$13.44	$12.69	$12.50	$13.10	$11.81
Income from Investment Operations
Net investment income/(loss)[a]	0.29	0.34	0.27	0.36	0.32
Net realized and unrealized gains/(losses) on investments	0.40	1.04	0.81	(0.02)	1.48
Total from investment operations	0.69	1.38	1.08	0.34	1.80
Less Distributions
Dividends from net investment income	(0.36)	(0.45)	(0.32)	(0.47)	(0.33)
Distributions from net realized capital gains[1]	(0.29)	(0.18)	(0.57)	(0.47)	(0.18)
Total distributions	(0.65)	(0.63)	(0.89)	(0.94)	(0.51)
Net asset value end of period	13.48	13.44	12.69	12.50	13.10
Net assets end of period (000s)	$10,612	$8,728	$7,204	$5,683	$3,782
Ratios and Supplemental Data (%)
Total return[b]	5.37%	11.33%	9.62%	2.69%	15.67%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.06	2.44	2.18	2.59	2.32
Portfolio turnover[3]	33	32	30	41	35

See page 65 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

59

Administrative Class					Investor Class
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$10.77	$10.42	$10.91	$12.15	$11.68	$10.77	$10.43	$10.92	$12.15	$11.68

0.23	0.26	0.23	0.33	0.31	0.23	0.26	0.23	0.33	0.31
0.30	0.68	0.66	(0.02)	1.28	0.30	0.67	0.66	(0.01)	1.28
0.53	0.94	0.89	0.31	1.59	0.53	0.93	0.89	0.32	1.59

(0.30)	(0.40)	(0.32)	(0.50)	(0.37)	(0.30)	(0.40)	(0.32)	(0.50)	(0.37)
(0.37)	(0.19)	(1.06)	(1.05)	(0.75)	(0.37)	(0.19)	(1.06)	(1.05)	(0.75)
(0.67)	(0.59)	(1.38)	(1.55)	(1.12)	(0.67)	(0.59)	(1.38)	(1.55)	(1.12)
10.63	10.77	10.42	10.91	12.15	10.63	10.77	10.43	10.92	12.15
$17	$16	$15	$14	$13	$18	$17	$15	$14	$13

5.16%	9.44%	9.72%	2.82%	14.65%	5.16%	9.34%	9.71%	2.91%	14.65%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.17	2.50	2.25	2.75	2.58	2.17	2.50	2.25	2.75	2.58
19	36	22	48	44	19	36	22	48	44

Administrative Class					Investor Class
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$13.44	$12.69	$12.50	$13.10	$11.81	$13.44	$12.69	$12.50	$13.10	$11.81

0.28	0.32	0.26	0.34	0.32	0.28	0.32	0.26	0.34	0.32
0.41	1.06	0.82	— *	1.48	0.41	1.06	0.82	— *	1.48
0.69	1.38	1.08	0.34	1.80	0.69	1.38	1.08	0.34	1.80

(0.36)	(0.45)	(0.32)	(0.47)	(0.33)	(0.36)	(0.45)	(0.32)	(0.47)	(0.33)
(0.29)	(0.18)	(0.57)	(0.47)	(0.18)	(0.29)	(0.18)	(0.57)	(0.47)	(0.18)
(0.65)	(0.63)	(0.89)	(0.94)	(0.51)	(0.65)	(0.63)	(0.89)	(0.94)	(0.51)
13.48	13.44	12.69	12.50	13.10	13.48	13.44	12.69	12.50	13.10
$18	$17	$16	$14	$14	$18	$17	$15	$14	$14

5.37%	11.33%	9.62%	2.69%	15.67%	5.37%	11.33%	9.62%	2.69%	15.67%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.13	2.50	2.14	2.61	2.58	2.13	2.50	2.14	2.61	2.58
33	32	30	41	35	33	32	30	41	35

60

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$10.22	$9.56	$10.59	$12.34	$11.92
Income from Investment Operations
Net investment income/(loss)[a]	0.21	0.25	0.21	0.30	0.30
Net realized and unrealized gains/(losses) on investments	0.35	1.04	0.56	0.03	1.50
Total from investment operations	0.56	1.29	0.77	0.33	1.80
Less Distributions
Dividends from net investment income	(0.27)	(0.33)	(0.26)	(0.44)	(0.35)
Distributions from net realized capital gains[1]	(0.47)	(0.30)	(1.54)	(1.64)	(1.03)
Total distributions	(0.74)	(0.63)	(1.80)	(2.08)	(1.38)
Net asset value end of period	10.04	10.22	9.56	10.59	12.34
Net assets end of period (000s)	$24,727	$23,994	$22,862	$22,478	$26,393
Ratios and Supplemental Data (%)
Total return[b]	5.79%	14.19%	9.64%	2.75%	16.35%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	1.99	2.42	2.03	2.55	2.37
Portfolio turnover[3]	22	31	27	39	44

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$14.52	$13.01	$12.99	$13.55	$11.94
Income from Investment Operations
Net investment income/(loss)[a]	0.29	0.33	0.24	0.34	0.26
Net realized and unrealized gains/(losses) on investments	0.58	1.85	0.87	0.02	1.71
Total from investment operations	0.87	2.18	1.11	0.36	1.97
Less Distributions
Dividends from net investment income	(0.33)	(0.40)	(0.25)	(0.41)	(0.27)
Distributions from net realized capital gains[1]	(0.14)	(0.27)	(0.84)	(0.51)	(0.09)
Total distributions	(0.47)	(0.67)	(1.09)	(0.92)	(0.36)
Net asset value end of period	14.92	14.52	13.01	12.99	13.55
Net assets end of period (000s)	$7,708	$5,397	$2,794	$2,235	$1,300
Ratios and Supplemental Data (%)
Total return[b]	6.19%	17.43%	9.86%	2.58%	16.76%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	1.64	2.08	1.79	2.04	1.82
Portfolio turnover[3]	39	12	41	45	20

See page 65 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class					Investor Class
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$10.22	$9.56	$10.58	$12.34	$11.91	$10.22	$9.56	$10.58	$12.34	$11.91

0.20	0.24	0.20	0.30	0.30	0.20	0.24	0.20	0.30	0.30
0.35	1.05	0.58	0.02	1.51	0.35	1.05	0.58	0.02	1.51
0.55	1.29	0.78	0.32	1.81	0.55	1.29	0.78	0.32	1.81

(0.27)	(0.33)	(0.26)	(0.44)	(0.35)	(0.27)	(0.33)	(0.26)	(0.44)	(0.35)
(0.47)	(0.30)	(1.54)	(1.64)	(1.03)	(0.47)	(0.30)	(1.54)	(1.64)	(1.03)
(0.74)	(0.63)	(1.80)	(2.08)	(1.38)	(0.74)	(0.63)	(1.80)	(2.08)	(1.38)
10.03	10.22	9.56	10.58	12.34	10.03	10.22	9.56	10.58	12.34
$19	$18	$16	$14	$14	$19	$18	$16	$14	$14

5.70%	14.20%	9.74%	2.65%	16.45%	5.70%	14.20%	9.74%	2.65%	16.45%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
1.97	2.40	2.02	2.45	2.40	1.97	2.40	2.02	2.45	2.40
22	31	27	39	44	22	31	27	39	44

Administrative Class					Investor Class
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$14.51	$13.01	$12.99	$13.54	$11.93	$14.51	$13.01	$12.99	$13.54	$11.93

0.27	0.32	0.25	0.30	0.27	0.27	0.32	0.25	0.30	0.27
0.60	1.85	0.86	0.07	1.70	0.60	1.85	0.86	0.07	1.70
0.87	2.17	1.11	0.37	1.97	0.87	2.17	1.11	0.37	1.97

(0.33)	(0.40)	(0.25)	(0.41)	(0.27)	(0.33)	(0.40)	(0.25)	(0.41)	(0.27)
(0.14)	(0.27)	(0.84)	(0.51)	(0.09)	(0.14)	(0.27)	(0.84)	(0.51)	(0.09)
(0.47)	(0.67)	(1.09)	(0.92)	(0.36)	(0.47)	(0.67)	(1.09)	(0.92)	(0.36)
14.91	14.51	13.01	12.99	13.54	14.91	14.51	13.01	12.99	13.54
$20	$19	$16	$14	$14	$19	$18	$16	$14	$14

6.19%	17.36%	9.87%	2.65%	16.77%	6.19%	17.36%	9.87%	2.65%	16.77%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
1.80	2.30	1.93	2.13	2.11	1.80	2.30	1.93	2.13	2.11
39	12	41	45	20	39	12	41	45	20

62

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$10.01	$9.19	$10.85	$11.95	$11.94
Income from Investment Operations
Net investment income/(loss)[a]	0.17	0.22	0.18	0.24	0.22
Net realized and unrealized gains/(losses) on investments	0.46	1.52	0.50	0.04	1.64
Total from investment operations	0.63	1.74	0.68	0.28	1.86
Less Distributions
Dividends from net investment income	(0.23)	(0.26)	(0.20)	(0.30)	(0.25)
Distributions from net realized capital gains[1]	(0.57)	(0.66)	(2.14)	(1.08)	(1.60)
Total distributions	(0.80)	(0.92)	(2.34)	(1.38)	(1.85)
Net asset value end of period	9.84	10.01	9.19	10.85	11.95
Net assets end of period (000s)	$18,933	$17,963	$15,554	$14,927	$16,379
Ratios and Supplemental Data (%)
Total return[b]	6.77%	20.63%	9.76%	2.16%	17.23%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	1.59	2.24	1.71	1.96	1.81
Portfolio turnover[3]	22	22	27	45	28

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$14.85	$12.42	$12.85	$13.67	$11.91
Income from Investment Operations
Net investment income/(loss)[a]	0.23	0.29	0.19	0.25	0.18
Net realized and unrealized gains/(losses) on investments	0.80	2.58	0.81	0.05	1.86
Total from investment operations	1.03	2.87	1.00	0.30	2.04
Less Distributions
Dividends from net investment income	(0.31)	(0.31)	(0.19)	(0.29)	(0.18)
Distributions from net realized capital gains[1]	(0.40)	(0.13)	(1.24)	(0.83)	(0.10)
Total distributions	(0.71)	(0.44)	(1.43)	(1.12)	(0.28)
Net asset value end of period	15.17	14.85	12.42	12.85	13.67
Net assets end of period (000s)	$4,239	$3,340	$1,911	$1,209	$880
Ratios and Supplemental Data (%)
Total return[b]	7.17%	23.75%	9.62%	1.97%	17.38%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	1.37	1.82	1.40	1.50	1.27
Portfolio turnover[3]	21	20	16	59	32

See page 65 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class					Investor Class
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$10.02	$9.20	$10.86	$11.96	$11.95	$10.02	$9.20	$10.86	$11.96	$11.95

0.16	0.21	0.17	0.23	0.22	0.16	0.21	0.17	0.23	0.22
0.47	1.53	0.51	0.05	1.64	0.47	1.53	0.51	0.05	1.64
0.63	1.74	0.68	0.28	1.86	0.63	1.74	0.68	0.28	1.86

(0.23)	(0.26)	(0.20)	(0.30)	(0.25)	(0.23)	(0.26)	(0.20)	(0.30)	(0.25)
(0.57)	(0.66)	(2.14)	(1.08)	(1.60)	(0.57)	(0.66)	(2.14)	(1.08)	(1.60)
(0.80)	(0.92)	(2.34)	(1.38)	(1.85)	(0.80)	(0.92)	(2.34)	(1.38)	(1.85)
9.85	10.02	9.20	10.86	11.96	9.85	10.02	9.20	10.86	11.96
$20	$19	$16	$14	$14	$20	$19	$16	$14	$14

6.76%	20.62%	9.78%	2.16%	17.22%	6.76%	20.62%	9.78%	2.16%	17.22%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
1.60	2.20	1.71	1.93	1.82	1.60	2.20	1.71	1.93	1.82
22	22	27	45	28	22	22	27	45	28

Administrative Class					Investor Class
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$14.84	$12.42	$12.85	$13.67	$11.91	$14.84	$12.42	$12.85	$13.67	$11.91

0.22	0.28	0.20	0.22	0.19	0.22	0.28	0.20	0.22	0.19
0.82	2.58	0.80	0.08	1.85	0.82	2.58	0.80	0.08	1.85
1.04	2.86	1.00	0.30	2.04	1.04	2.86	1.00	0.30	2.04

(0.31)	(0.31)	(0.19)	(0.29)	(0.18)	(0.31)	(0.31)	(0.19)	(0.29)	(0.18)
(0.40)	(0.13)	(1.24)	(0.83)	(0.10)	(0.40)	(0.13)	(1.24)	(0.83)	(0.10)
(0.71)	(0.44)	(1.43)	(1.12)	(0.28)	(0.71)	(0.44)	(1.43)	(1.12)	(0.28)
15.17	14.84	12.42	12.85	13.67	15.17	14.84	12.42	12.85	13.67
$21	$20	$16	$14	$14	$21	$19	$15	$14	$14

7.24%	23.66%	9.62%	1.97%	17.37%	7.24%	23.66%	9.62%	1.97%	17.37%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
1.40	2.06	1.50	1.50	1.43	1.40	2.06	1.50	1.50	1.43
21	20	16	59	32	21	20	16	59	32

64

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
Year Ended October 31,	2014	2013	2012	2011	2010
Net asset value beginning of period	$11.46	$10.17	$11.75	$13.06	$11.91
Income from Investment Operations
Net investment income/(loss)[a]	0.15	0.22	0.16	0.20	0.18
Net realized and unrealized gains/(losses) on investments	0.67	2.20	0.58	0.06	1.80
Total from investment operations	0.82	2.42	0.74	0.26	1.98
Less Distributions
Dividends from net investment income	(0.23)	(0.24)	(0.17)	(0.24)	(0.19)
Distributions from net realized capital gains[1]	(0.65)	(0.89)	(2.15)	(1.33)	(0.64)
Total distributions	(0.88)	(1.13)	(2.32)	(1.57)	(0.83)
Net asset value end of period	11.40	11.46	10.17	11.75	13.06
Net assets end of period (000s)	$20,434	$19,170	$14,516	$14,620	$15,950
Ratios and Supplemental Data (%)
Total return[b]	7.61%	26.12%	9.66%	1.64%	17.29%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	1.17	1.88	1.41	1.47	1.38
Portfolio turnover[3]	23	17	21	34	28

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.

3	Amounts do not include the activity of the underlying funds.

a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, or its 12b-1 and transfer agency fees, respectively.

b	The total returns for Administrative and Investor classes would have been lower had certain expenses not been waived during the periods shown.

The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class					Investor Class
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$11.47	$10.18	$11.75	$13.06	$11.91	$11.47	$10.18	$11.75	$13.06	$11.91

0.15	0.22	0.16	0.19	0.18	0.15	0.22	0.16	0.19	0.18
0.67	2.20	0.59	0.07	1.80	0.67	2.20	0.59	0.07	1.80
0.82	2.42	0.75	0.26	1.98	0.82	2.42	0.75	0.26	1.98

(0.23)	(0.24)	(0.17)	(0.24)	(0.19)	(0.23)	(0.24)	(0.17)	(0.24)	(0.19)
(0.65)	(0.89)	(2.15)	(1.33)	(0.64)	(0.65)	(0.89)	(2.15)	(1.33)	(0.64)
(0.88)	(1.13)	(2.32)	(1.57)	(0.83)	(0.88)	(1.13)	(2.32)	(1.57)	(0.83)
11.41	11.47	10.18	11.75	13.06	11.41	11.47	10.18	11.75	13.06
$21	$19	$15	$14	$14	$21	$20	$16	$14	$14

7.61%	26.09%	9.74%	1.64%	17.29%	7.61%	26.09%	9.74%	1.64%	17.29%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
1.17	1.91	1.35	1.43	1.38	1.17	1.91	1.35	1.43	1.38
23	17	21	34	28	23	17	21	34	28

66

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2014

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios (as of December 2014). The portfolios covered by this report include: Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or the “Target Retirement Funds”). The Funds invest in a combination of other affiliated funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds. The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

67

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Description of the Underlying Funds

In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the applicable net assets of each class and the specific expense rates applicable to each class.

Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

68

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2011-2013), including all positions expected to be taken upon filing the 2014 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2014, each Fund held 10% or fewer of the outstanding shares of any Underlying Fund. In aggregate, the Funds held 11% of Harbor Global Growth Fund, and 17% of Harbor Unconstrained Bond Fund.

New Accounting Pronouncement

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (“ASU 2013-08”) to provide updated guidance for assessing whether an entity is an investment company and for the measurement of non-controlling ownership interests in other investment companies. The Funds have adopted ASU 2013-08 for the fiscal year ended October 31, 2014 as each follows the investment company reporting requirements under U.S. GAAP. There were no related impacts on any of the Funds’ financial statements.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments for each Fund for the year ended October 31, 2014 are as follows:

				Net Realized Gain/(Loss)
Harbor Target Retirement Income Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$216	$128	$—	$10	$51
Harbor Mid Cap Growth Fund	106	77	—	30	24
Harbor Small Cap Growth Fund	105	62	—	21	17
Harbor Large Cap Value Fund	146	143	5	—	52
Harbor Mid Cap Value Fund	91	98	3	—	48
Harbor Small Cap Value Fund	112	89	—	37	21
Harbor International Fund	303	175	16	—	50
Harbor International Growth Fund	230	89	5	—	20
Harbor Global Growth Fund	69	51	—	15	18
Harbor Global Value Fund	7	177	2	—	42
Harbor Unconstrained Bond Fund	310	185	3	—	3
Harbor High-Yield Bond Fund	669	354	121	52	(3)
Harbor Bond Fund	1,576	920	166	—	(30)
Harbor Real Return Fund	775	442	7	94	(23)
Harbor Money Market Fund	205	111	—	—	—

Total	$4,920	$3,101	$328	$259	$290

69

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2015 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$290	$237	$—	$12	$70
Harbor Mid Cap Growth Fund	143	127	—	38	25
Harbor Small Cap Growth Fund	149	116	—	27	25
Harbor Large Cap Value Fund	212	257	7	—	88
Harbor Mid Cap Value Fund	136	175	4	—	66
Harbor Small Cap Value Fund	168	154	1	46	28
Harbor International Fund	422	360	21	—	71
Harbor International Growth Fund	297	183	6	—	24
Harbor Global Growth Fund	101	95	1	18	27
Harbor Global Value Fund	47	227	2	—	37
Harbor Commodity Real Return Strategy Fund	122	109	—	6	(21)
Harbor Unconstrained Bond Fund	288	265	2	—	4
Harbor High-Yield Bond Fund	699	618	101	43	5
Harbor Bond Fund	1,371	1,262	114	—	(28)
Harbor Real Return Fund	533	436	4	48	(44)
Harbor Money Market Fund	321	195	—	—	—

Total	$5,299	$4,816	$263	$238	$377

				Net Realized Gain/(Loss)
Harbor Target Retirement 2020 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$594	$327	$1	$31	$117
Harbor Mid Cap Growth Fund	329	235	—	100	71
Harbor Small Cap Growth Fund	329	188	—	68	53
Harbor Large Cap Value Fund	358	359	18	—	115
Harbor Mid Cap Value Fund	215	243	11	—	103
Harbor Small Cap Value Fund	340	262	1	119	58
Harbor International Fund	788	410	53	—	48
Harbor International Growth Fund	647	205	15	—	14
Harbor Global Growth Fund	175	120	1	48	34
Harbor Global Value Fund	38	574	6	—	131
Harbor Commodity Real Return Strategy Fund	369	225	1	20	(69)
Harbor Unconstrained Bond Fund	421	218	5	—	3
Harbor High-Yield Bond Fund	1,193	545	259	107	(9)
Harbor Bond Fund	2,473	1,295	258	—	6
Harbor Real Return Fund	829	378	8	89	(34)

Total	$9,098	$5,584	$637	$582	$641

70

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2025 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$303	$193	$—	$12	$69
Harbor Mid Cap Growth Fund	155	107	—	38	29
Harbor Small Cap Growth Fund	144	79	—	26	22
Harbor Large Cap Value Fund	239	223	7	—	81
Harbor Mid Cap Value Fund	152	154	4	—	72
Harbor Small Cap Value Fund	186	145	1	46	33
Harbor International Fund	494	316	20	—	74
Harbor International Growth Fund	341	158	6	—	27
Harbor Global Growth Fund	111	84	1	18	27
Harbor Global Value Fund	38	238	2	—	48
Harbor Commodity Real Return Strategy Fund	218	124	1	9	(26)
Harbor Unconstrained Bond Fund	250	143	1	—	2
Harbor High-Yield Bond Fund	754	394	91	35	5
Harbor Bond Fund	1,352	795	77	—	(4)
Harbor Real Return Fund	351	185	2	20	(19)

Total	$5,088	$3,338	$213	$204	$440

				Net Realized Gain/(Loss)
Harbor Target Retirement 2030 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$592	$452	$1	$38	$202
Harbor Mid Cap Growth Fund	269	248	—	122	65
Harbor Small Cap Growth Fund	308	220	—	84	64
Harbor Large Cap Value Fund	218	435	22	—	174
Harbor Mid Cap Value Fund	157	337	13	—	136
Harbor Small Cap Value Fund	295	308	2	146	71
Harbor International Fund	586	470	65	—	145
Harbor International Growth Fund	618	252	19	—	58
Harbor Global Growth Fund	149	164	2	59	36
Harbor Global Value Fund	28	709	8	—	148
Harbor Commodity Real Return Strategy Fund	337	197	2	26	(48)
Harbor Unconstrained Bond Fund	203	160	3	—	2
Harbor High-Yield Bond Fund	759	510	190	78	5
Harbor Bond Fund	1,211	924	157	—	(5)
Harbor Real Return Fund	237	130	2	27	(8)

Total	$5,967	$5,516	$486	$580	$1,045

71

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2035 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$394	$204	$—	$10	$71
Harbor Mid Cap Growth Fund	208	122	—	33	30
Harbor Small Cap Growth Fund	206	110	—	22	27
Harbor Large Cap Value Fund	358	230	7	—	81
Harbor Mid Cap Value Fund	225	154	4	—	66
Harbor Small Cap Value Fund	235	150	—	39	34
Harbor International Fund	708	332	18	—	67
Harbor International Growth Fund	451	172	5	—	24
Harbor Global Growth Fund	146	83	—	16	27
Harbor Global Value Fund	35	218	2	—	37
Harbor Commodity Real Return Strategy Fund	279	114	1	6	(25)
Harbor Unconstrained Bond Fund	156	73	—	—	1
Harbor High-Yield Bond Fund	650	249	46	13	4
Harbor Bond Fund	801	397	32	—	(9)
Harbor Real Return Fund	68	78	—	4	(8)

Total	$4,920	$2,686	$115	$143	$427

				Net Realized Gain/(Loss)
Harbor Target Retirement 2040 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$547	$334	$1	$40	$150
Harbor Mid Cap Growth Fund	268	212	—	128	84
Harbor Small Cap Growth Fund	318	192	—	88	38
Harbor Large Cap Value Fund	184	360	23	—	147
Harbor Mid Cap Value Fund	115	261	14	—	126
Harbor Small Cap Value Fund	305	270	2	153	65
Harbor International Fund	639	441	69	—	116
Harbor International Growth Fund	639	212	20	—	38
Harbor Global Growth Fund	146	134	2	62	29
Harbor Global Value Fund	32	738	8	—	130
Harbor Commodity Real Return Strategy Fund	219	129	1	16	(36)
Harbor Unconstrained Bond Fund	117	88	1	—	1
Harbor High-Yield Bond Fund	454	283	93	37	(2)
Harbor Bond Fund	668	480	67	—	2
Harbor Real Return Fund	82	40	1	6	(2)

Total	$4,733	$4,174	$302	$530	$886

72

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

				Net Realized Gain/(Loss)
Harbor Target Retirement 2045 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$185	$72	$—	$9	$24
Harbor Mid Cap Growth Fund	90	41	—	28	9
Harbor Small Cap Growth Fund	98	39	—	20	9
Harbor Large Cap Value Fund	118	72	5	—	24
Harbor Mid Cap Value Fund	72	50	3	—	18
Harbor Small Cap Value Fund	107	58	—	34	13
Harbor International Fund	291	108	18	—	16
Harbor International Growth Fund	214	48	4	—	3
Harbor Global Growth Fund	63	30	—	14	7
Harbor Global Value Fund	14	164	2	—	25
Harbor Commodity Real Return Strategy Fund	85	32	—	3	(6)
Harbor Unconstrained Bond Fund	28	11	—	—	—
Harbor High-Yield Bond Fund	120	38	13	5	1
Harbor Bond Fund	150	60	8	—	(2)

Total	$1,635	$823	$53	$113	$141

				Net Realized Gain/(Loss)
Harbor Target Retirement 2050 Fund	Purchases	Sales	Investment income from affiliated funds	Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$812	$492	$1	$54	$225
Harbor Mid Cap Growth Fund	385	295	—	172	133
Harbor Small Cap Growth Fund	429	257	—	119	64
Harbor Large Cap Value Fund	270	431	32	—	198
Harbor Mid Cap Value Fund	161	323	19	—	189
Harbor Small Cap Value Fund	401	357	2	205	84
Harbor International Fund	1,052	576	92	—	176
Harbor International Growth Fund	904	263	27	—	97
Harbor Global Growth Fund	197	157	3	83	34
Harbor Global Value Fund	39	981	11	—	142
Harbor Commodity Real Return Strategy Fund	237	137	1	13	(38)
Harbor Unconstrained Bond Fund	41	37	—	—	—
Harbor High-Yield Bond Fund	176	135	32	13	5
Harbor Bond Fund	227	199	20	—	—

Total	$5,331	$4,640	$240	$659	$1,309

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

73

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.

Distributor

Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the year ended October 31, 2014. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.

Transfer Agent

Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional	0.00% of the average daily net assets of all Institutional shares.
Administrative	0.00% of the average daily net assets of all Administrative shares.
Investor	0.12% of the average daily net assets of all Investor shares.

Harbor Services Group voluntarily waived its transfer agent fees for the Target Retirement Funds during the year ended October 31, 2014. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.

74

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On October 31, 2014, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	7,785	1,557	1,557	10,899	0.6%
Harbor Target Retirement 2015 Fund	7,164	1,433	1,433	10,030	1.0%
Harbor Target Retirement 2020 Fund	8,175	1,636	1,635	11,446	0.4%
Harbor Target Retirement 2025 Fund	7,198	1,338	1,338	9,874	1.3%
Harbor Target Retirement 2030 Fund	32,751	1,880	1,880	36,511	1.5%
Harbor Target Retirement 2035 Fund	20,324	1,313	1,313	22,950	4.4%
Harbor Target Retirement 2040 Fund	10,272	2,054	2,054	14,380	0.7%
Harbor Target Retirement 2045 Fund	36,414	1,366	1,366	39,146	13.9%
Harbor Target Retirement 2050 Fund	17,521	1,853	1,853	21,227	1.2%

Independent Trustees

The Independent Trustees received no remuneration from the Target Retirement Funds for the year ended October 31, 2014.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of distributions from investments in the underlying funds. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations.

The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2014 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
Harbor Target Retirement Income Fund	$103	$(103)	$—
Harbor Target Retirement 2015 Fund	76	(76)	—
Harbor Target Retirement 2020 Fund	173	(173)	—
Harbor Target Retirement 2025 Fund	56	(56)	—
Harbor Target Retirement 2030 Fund	145	(145)	—
Harbor Target Retirement 2035 Fund	35	(35)	—
Harbor Target Retirement 2040 Fund	122	(122)	—
Harbor Target Retirement 2045 Fund	25	(25)	—
Harbor Target Retirement 2050 Fund	149	(149)	—

75

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The tax composition of distributions for the Funds that had distributions is as follows:

	As of October 31, 2014			As of October 31, 2013
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Target Retirement Income Fund	$433	$335	$768	$617	$270	$887
Harbor Target Retirement 2015 Fund	327	430	757	432	84	516
Harbor Target Retirement 2020 Fund	784	957	1,741	1,102	536	1,638
Harbor Target Retirement 2025 Fund	248	201	449	266	107	373
Harbor Target Retirement 2030 Fund	619	1,099	1,718	781	709	1,490
Harbor Target Retirement 2035 Fund	123	52	175	94	63	157
Harbor Target Retirement 2040 Fund	413	1,032	1,445	458	1,149	1,607
Harbor Target Retirement 2045 Fund	74	94	168	50	21	71
Harbor Target Retirement 2050 Fund	382	1,102	1,484	345	1,263	1,608

As of October 31, 2014, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation/ (Depreciation)
Harbor Target Retirement Income Fund	$20	$438	$366
Harbor Target Retirement 2015 Fund	135	508	64
Harbor Target Retirement 2020 Fund	321	1,066	1,508
Harbor Target Retirement 2025 Fund	111	605	377
Harbor Target Retirement 2030 Fund	223	1,450	2,154
Harbor Target Retirement 2035 Fund	62	545	246
Harbor Target Retirement 2040 Fund	112	1,263	2,704
Harbor Target Retirement 2045 Fund	20	228	423
Harbor Target Retirement 2050 Fund	48	1,785	3,553

At October 31, 2014 none of the Funds had capital loss carryforwards or late-year ordinary loss carryforwards for federal tax purposes.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 2014 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$17,074	$560	$(194)	$366
Harbor Target Retirement 2015 Fund	11,170	214	(150)	64
Harbor Target Retirement 2020 Fund	29,651	1,924	(416)	1,508
Harbor Target Retirement 2025 Fund	10,271	485	(108)	377
Harbor Target Retirement 2030 Fund	22,611	2,516	(362)	2,154
Harbor Target Retirement 2035 Fund	7,501	307	(61)	246
Harbor Target Retirement 2040 Fund	16,269	2,882	(178)	2,704
Harbor Target Retirement 2045 Fund	3,858	452	(29)	423
Harbor Target Retirement 2050 Fund	16,923	3,663	(110)	3,553

NOTE 6—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

76

Harbor Target Retirement Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, and Harbor Target Retirement 2050 Fund (nine of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and the shareholder servicing agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, and Harbor Target Retirement 2050 Fund of the Harbor Funds at October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 22, 2014

77

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*		Beginning Account Value (May 1, 2014)	Ending Account Value (October 31, 2014)
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,017.50
Hypothetical (5% return)		0.00		1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,017.50
Hypothetical (5% return)		0.00		1,000	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,017.50
Hypothetical (5% return)		0.00		1,000	1,025.21

78

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*		Beginning Account Value (May 1, 2014)	Ending Account Value (October 31, 2014)
Harbor Target Retirement 2015 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,014.80
Hypothetical (5% return)		0.00		1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,014.80
Hypothetical (5% return)		0.00		1,000	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,014.80
Hypothetical (5% return)		0.00		1,000	1,025.21
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,013.30
Hypothetical (5% return)		0.00		1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,014.30
Hypothetical (5% return)		0.00		1,000	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,014.30
Hypothetical (5% return)		0.00		1,000	1,025.21
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,012.00
Hypothetical (5% return)		0.00		1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,012.00
Hypothetical (5% return)		0.00		1,000	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,012.00
Hypothetical (5% return)		0.00		1,000	1,025.21
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,011.10
Hypothetical (5% return)		0.00		1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,011.10
Hypothetical (5% return)		0.00		1,000	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,011.10
Hypothetical (5% return)		0.00		1,000	1,025.21
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,011.50
Hypothetical (5% return)		0.00		1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,011.50
Hypothetical (5% return)		0.00		1,000	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,011.50
Hypothetical (5% return)		0.00		1,000	1,025.21

79

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*		Beginning Account Value (May 1, 2014)	Ending Account Value (October 31, 2014)
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,013.40
Hypothetical (5% return)		0.00		1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,014.40
Hypothetical (5% return)		0.00		1,000	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,014.40
Hypothetical (5% return)		0.00		1,000	1,025.21
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,014.00
Hypothetical (5% return)		0.00		1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,014.00
Hypothetical (5% return)		0.00		1,000	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,014.00
Hypothetical (5% return)		0.00		1,000	1,025.21
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,016.00
Hypothetical (5% return)		0.00		1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,016.00
Hypothetical (5% return)		0.00		1,000	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,016.00
Hypothetical (5% return)		0.00		1,000	1,025.21
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.

80

Harbor Target Retirement Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2014:

Amount (000s)
Harbor Target Retirement Income Fund	$335
Harbor Target Retirement 2015 Fund	430
Harbor Target Retirement 2020 Fund	957
Harbor Target Retirement 2025 Fund	201
Harbor Target Retirement 2030 Fund	1,099
Harbor Target Retirement 2035 Fund	52
Harbor Target Retirement 2040 Fund	1,032
Harbor Target Retirement 2045 Fund	94
Harbor Target Retirement 2050 Fund	1,102

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

81

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2014)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (51) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011-Present); Trustee, Berkshire School (2014-Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), Managing Director and Co- Head, Fixed Income Portfolio Management Group, and Head, Global Credit Research (2000-2006), Managing Director and Portfolio Manager, (1990-2000); Vice President, Fixed Income Research, Credit Suisse Group Ltd. (1988-1990); Vice President, Fixed Income Research, First Boston Corporation (1985-1988).	29	Director, Anthracite Capital, Inc. (2005-2010).

Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-Present).	29	None

John P. Gould (76) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (67) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	Director of FiberTower Corporation (2002-2011).

Robert Kasdin (56) Trustee	Since 2014	Senior Executive Vice President, Columbia University (2002-Present); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005–Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; and Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

82

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Rodger F. Smith (73) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None

Ann M. Spruill (60) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (68)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (45) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Anmarie S. Kolinski (43) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.

Erik D. Ojala (39) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.

Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (55) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.

Jodie L. Crotteau (42) Assistant Secretary	Since 2014	Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

Susan A. DeRoche (63) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present) and Assistant Secretary (2006-Present), Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.

John M. Paral (46) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

83

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

84

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bloomberg Commodity Index Total ReturnSM (formerly known as Dow Jones—UBS Commodity Index Total ReturnSM)—The Bloomberg Commodity Index Total ReturnSM is composed of futures contracts on physical commodities. No single commodity may constitute less than 2% or more than 15% of the Index, and no related group of commodities may constitute more than 33% of the Index. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of The BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.

85

Glossary—Continued

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index— Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI ACWI Ex USA (NA) Index—(All Country World Ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

86

Glossary—Continued

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

87

Glossary—Continued

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

88

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Scott M. Amero

Trustee

Raymond J. Ball

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Robert Kasdin

Trustee

Rodger F. Smith

Trustee

Ann M. Spruill

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

John M. Paral

Assistant Treasurer

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.AR.TR.1014

ITEM 2 – CODE OF ETHICS

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that Raymond J. Ball, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young:

	Fiscal Year Ended October 31, 2013					Fiscal Year Ended October 31, 2014
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved		All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved		All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$621,600		N/A		N/A	$670,300		N/A		N/A

(b) Audit-Related Fees.	$0		$50,000	[1]	$0	$6,000	[2]	$51,250	[1]	$0
(c) Tax Fees.	$273,900	[3]	$23,900	[4]	$0	$271,000	[3]	$0		$0
(d) All Other Fees.	$14,150	[5]	$2,790	[6]	$0	$12,900	[5]	$2,660	[6]	$0

1	Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.
2	Includes fees related to the issuance of consents for N1-A filings.
3	Includes fees related to tax compliance, including foreign tax reclaim filings in 2013.
4	Includes fees billed in connection with tax consulting services provided to Harbor Capital Advisors, Inc. (the “Adviser”).
5	Includes fees billed in connection with the Registrant’s subscription to the Ernst & Young PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies.
6	Includes fees billed in connection with the Adviser’s subscription to Ernst & Young Online, a database of accounting rules and regulations.

(e)	(1) Pre-Approval Policies.

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)	None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees.

Aggregate Non-Audit Fees of the Registrant

Fiscal Year Ended October 31, 2013: $ 288,050

Fiscal Year Ended October 31, 2014: $ 289,900

Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2013: $ 76,690

Fiscal Year Ended October 31, 2014: $ 53,910

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 2nd day of January, 2015 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President and Trustee
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser	Chairman, President and Trustee	January 2, 2015
	David G. Van Hooser	(Principal Executive Officer)

By:	/s/ Anmarie S. Kolinski	Treasurer (Principal Financial	January 2, 2015
	Anmarie S. Kolinski	and Accounting Officer)

Exhibit Index

Number	Description

99.CODE ETH	Code of Business Conduct and Ethics.

99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).